THE ENTERPRISE Group of Funds, Inc.

                                   [GRAPHIC]


                             SEMI-ANNUAL REPORT

                                 June 30, 2000

                      THE ENTERPRISE Group of Funds, Inc.



                               Aggressive Growth
                        Enterprise Multi-Cap Growth Fund
                      Enterprise Small Company Growth Fund
                      Enterprise Small Company Value Fund



                                     Growth
                             Enterprise Growth Fund
                      Enterprise Capital Appreciation Fund
                             Enterprise Equity Fund
                        Enterprise Growth and Income Fund
                         Enterprise Equity Income Fund
                      Enterprise International Growth Fund



                                     Sector
                            Enterprise Internet Fund
                     Enterprise International Internet Fund
                   Enterprise Global Financial Services Fund



                                Domestic Hybrid
                             Enterprise Managed Fund
                            Enterprise Balanced Fund



                                  Fixed Income
                        Enterprise High-Yield Bond Fund
                      Enterprise Government Securities Fund
                       Enterprise Tax-Exempt Income Fund
                          Enterprise Money Market Fund

                               Table of Contents


                                                Page
                                               -----
Enterprise Multi-Cap Growth Fund
 Subadviser's Comments .......................    4
 Portfolio of Investments ....................    6
Enterprise Small Company Growth Fund
 Subadviser's Comments .......................    8
 Portfolio of Investments ....................   10
Enterprise Small Company Value Fund
 Subadviser's Comments .......................   11
 Portfolio of Investments ....................   13
Enterprise Growth Fund
 Subadviser's Comments .......................   17
 Portfolio of Investments ....................   19
Enterprise Capital Appreciation Fund
 Subadviser's Comments .......................   20
 Portfolio of Investments ....................   22
Enterprise Equity Fund
 Subadviser's Comments .......................   24
 Portfolio of Investments ....................   26
Enterprise Growth and Income Fund
 Subadviser's Comments .......................   27
 Portfolio of Investments ....................   29
Enterprise Equity Income Fund
 Subadviser's Comments .......................   31
 Portfolio of Investments ....................   33
Enterprise International Growth Fund
 Subadviser's Comments .......................   35
 Portfolio of Investments ....................   37
Enterprise Internet Fund
 Subadviser's Comments .......................   39
 Portfolio of Investments ....................   41
Enterprise International Internet Fund
 Subadviser's Comments .......................   43
Enterprise Global Financial Services Fund
 Subadviser's Comments .......................   45
 Portfolio of Investments ....................   47
Enterprise Managed Fund
 Subadvisers' Comments .......................   49
 Portfolio of Investments ....................   51
Enterprise Balanced Fund
 Subadviser's Comments .......................   54
 Portfolio of Investments ....................   56
Enterprise High-Yield Bond Fund
 Subadviser's Comments .......................   58
 Portfolio of Investments ....................   60
Enterprise Government Securities Fund
 Subadviser's Comments .......................   66
 Portfolio of Investments ....................   67
Enterprise Tax-Exempt Income Fund
 Subadviser's Comments .......................   69
 Portfolio of Investments ....................   71
Enterprise Money Market Fund
 Manager's Comments ..........................   73
 Portfolio of Investments ....................   75
Statements of Assets and Liabilities .........   76
Statements of Operations .....................   78
Statements of Changes in Net Assets ..........   80
Financial Highlights .........................   84
Notes to Financial Statements ................  118

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OMITTED]

Enterprise
GROUP OF FUNDS

Dear Fellow Shareholders:

     For the first six months of 2000, the Dow Jones Industrial Average declined
8.44 percent, while the Standard & Poor's 500 Stock Index fell 0.42 percent. The technology-and-Internet laden Nasdaq Composite Index was down 2.28 percent. According to Lipper Inc., the average diversified U.S. stock fund posted a total return of 3.65 percent. Bond returns have also suffered from inflation fears and the string of interest rate increases by the Federal Reserve. For the first half of 2000, according to Lipper Inc., the average bond fund rose 2.13 percent, the average high yield bond fund was down 1.67 percent and municipal bond funds on average gained 3.95 percent.

     New economy stocks, as they have come to be called, (technology, Internet, telecommunications and biotechnology) led the market in both directions during the first half of 2000. At the end of 1999 and the first quarter of 2000, investors charged into these companies, causing a powerful rally primarily in technology-oriented stocks.

     Investors appeared to be singularly focused on owning only those stocks associated with the Internet. This was evident in the extraordinary performance of the new-issue market, where unproven dot-com companies climbed rapidly in price. Even with the Federal Reserve raising interest rates six times since June, 1999 to slow down inflation, technology stock prices soared, seemingly unphased by the economic impact of higher interest rates.

  However, extreme market moves do not last forever. In early April, investors started letting the air out of the "new economy" balloon. The week of April 10th saw the Nasdaq Composite Index decline 25.3 percent. While the technology sector in general remained under considerable pressure through June, old economy sectors such as natural resources, pharmaceuticals and real estate investment trusts produced solid returns.

  By the end of June, the stock market had refocused its attention on the conflict between interest rates and inflation and ultimately whether the Federal Reserve can engineer a soft landing for the economy. This means investors may have to relearn that stock prices depend on positive corporate fundamentals, and eventually on investor patience.
                                                    ---------------------------

                                                                    "We are also
                                                      delighted to congratulate
                                                          Ron Canakaris, manager
                                                        of the Enterprise Growth
                                                        Fund, on celebrating his
                                                        20th anniversary at the
                                                        helm of this fund . . ."
                                                    ---------------------------

     Keeping with our objective of providing our shareholders investment opportunities available only through Enterprise and to further broaden our investment spectrum, Enterprise on June 30 launched the Enterprise International Internet Fund, managed by Fred Alger Management, Inc. The Fund is designed for those investors who seek capital growth through investing in the global growth of foreign companies with Internet-related activities. We are also delighted to congratulate Ron Canakaris, manager of the Enterprise Growth Fund, on celebrating his 20th anniversary at the helm of this fund, which, at NAV, outperformed the S&P 500 Index over the one-, five-, ten-, fifteen- and twenty-year time periods ended June 30, 2000 (Class A shares).(1)

     I would also like to remind you that our Web site, www.enterprisefunds.com, is an excellent vehicle for us to share information with you, our shareholders. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.

                      THE ENTERPRISE Group of Funds, Inc.
2

     The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise's different funds are managed by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively these firms manage well over $250 billion in investment assets. Enterprise's distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements -- all with a minimum investment of as little as $1,000 per fund.


     Again, it is important to remember to maintain your long-term perspective and not lose sight of your investment goals during this period of market volatility. If you are thinking about putting new money to work, consider a dollar cost averaging strategy of investing a fixed amount of dollars at set intervals. You may lower your average cost per share by purchasing more shares when the price is lower and fewer shares when the price is higher.(2)


     Your confidence is our most important asset. We are excited about our ability to provide you the diverse investment choices necessary to meet your investment objectives. We encourage you to review the subadviser comments in this semi-annual report. You will find insightful commentaries and a variety of investment strategies for the remainder of 2000. As always, we appreciate your support of The Enterprise Group of Funds and pledge to continue our primary mission of adding value to your investment portfolio by providing special access to some of the most accomplished investment firms in the industry.


Sincerely,

/s/ Victor Ugolyn
-----------------
Victor Ugolyn
Chairman, President and Chief Executive Officer

---------

(1) Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Enterprise Growth Fund A shares at NAV vs. the S&P 500 Index for the one-, five-, ten-, fifteen- and twenty-year time periods as of June 30, 2000 was 7.64 percent vs. 7.25 percent,
24.70 percent vs. 23.80 percent, 19.20 percent vs. 17.80 percent, 18.11 percent vs. 17.64 percent and 17.98 percent vs. 17.36 percent, respectively. Load adjusted returns for the Enterprise Growth Fund A for the one-, five-, ten-, fifteen- and twenty-year time periods as of June 30, 2000 were 2.52 percent,
23.50 percent, 18.62 percent, 17.73 percent and 17.69 percent, respectively. Class A shares are subject to a maximum front-end sales charge of 4.75 percent. Other share classes are also available, for which sales charges, performance results, and expenses will differ. The S&P 500 is an unmanaged index of common stocks, which assumes the reinvestment of dividends and distributions. It does not include any management fees or expenses. One cannot invest directly in an index.


(2) A dollar cost averaging plan does not ensure a profit and does not protect against loss in declining markets. Since dollar cost-averaging involves continuous investing in securities regardless of the fluctuating price levels, you should consider your financial ability to continue purchases through periods of low price levels.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Multi-Cap Growth Fund
                             SUBADVISER'S COMMENTS


Fred Alger Management, Inc.
New York, New York


Investment Management

Fred Alger Management, Inc., which has approximately $21 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.


Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.


Investment Strategies

The Multi-Cap Growth Fund invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.


First Half 2000 Performance Review

The stock market experienced an extremely volatile start in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Soaring fuel prices contributed heavily to inflation fears as oil neared $30 per barrel. Also, third and fourth quarter GDP numbers represented the strongest two-quarter GDP growth in more than a decade. Against this background of higher commodity prices and unrelenting economic expansion, the Federal Reserve raised both the Fed Funds rate and the discount rate 0.25 percent on February 2nd. Two days before the Federal Reserve meeting, the S&P 500 Index ended January with a negative 5.00 percent return.

February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The Nasdaq Composite and Russell 2000 pushed strongly higher, led by many of the same companies that had driven the market towards the end of 1999. Biotechnology stocks posted especially strong gains. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market.

While the media was shining a spotlight on "new economy" stocks, March rolled around and the market quickly changed its pace. Many technology-oriented, new economy growth stocks corrected severely during March, driven down by valuation concerns and sector rotations. Money flowed out of technology stocks and into so-called "old economy" stocks, including financials, pharmaceuticals and retailers. Many of the trading days during March saw the Dow moving strongly in one direction and the Nasdaq moving decisively in the other, with each index taking turns in the lead. However, a reversal of fortunes was clearly the general trend, with the Dow advancing while the Nasdaq was retreating. As March neared its close, the market continued to struggle with the conflict between the new economy and the old economy. The Federal Reserve also bumped interest rates by another 0.25 percent on March 21st, adding to interest rate fears.

Alarmingly, on April 4th, the Nasdaq fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the Nasdaq continued to plummet throughout the first part of April, bottoming on April 17th

                      THE ENTERPRISE Group of Funds, Inc.
4

                             SUBADVISER'S COMMENTS

to a low of 3227. This represented a drop of more than 37 percent from high to low, which certainly qualifies as a full-fledged bear market. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The Nasdaq's plummet began anew during May, before finally bottoming at 3043 on May 24th. This brought the total drop in the technology heavy index to 41 percent. While the Dow and other value-oriented indices did fare somewhat better than the Nasdaq over this time span, losses were widespread across the board.

Most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the Nasdaq returned in excess of 33 percent, before retreating somewhat by June 30. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Perhaps the most significant report was the May employment report, which showed an increase in the unemployment rate to 4.1 percent. After the Federal Reserve had hiked interest rates by 0.50 percent during their May meeting, the employment report effectively soothed concerns about potential rampant interest rate increases. By the time the Federal Reserve met again in late June, widespread interest rate and inflation concerns had been greatly alleviated. On June 28th, the Federal Reserve announced that it would not raise rates, thereby giving further credibility to the notion that the economy has indeed been slowing.

The top ten holdings represented slightly more than one-quarter of the Fund's net assets. In descending order, the largest positions were JDS Uniphase Corporation (3.76 percent), Microsoft Corporation (3.40 percent), Cisco Systems Inc. (3.08 percent), LSI Logic Corporation (2.61 percent), Texas Instruments Inc. (2.50 percent), Sprint PCS (2.48 percent), Amgen Inc. (2.31 percent), Intel Corporation (2.29 percent), Micron Technology Inc. (2.26 percent) and Clear Channel Communications Inc. (2.13 percent). The Multi-Cap Growth Fund is primarily weighted towards large-cap stocks. However, a few smaller companies are also represented in the Fund, most of which are mid-cap stocks. The Multi-Cap Growth Fund's heavy overweighting in the technology sector negatively impacted the performance of the Fund during the first half of the year.


Future Investment Strategy

The last time serious tightening occurred was 1994 when the Federal Reserve doubled the Fed Funds rate from 3 percent to 6 percent, between April 1994 and December 1994. A strong sell-off ensued and the highs were not revisited until early 1995 when the tightening ended. It is Alger's sense that by August, the Federal Reserve will no longer be inclined to raise rates. Of course this will depend on whether economic news continues to show a moderating economy. If it does, there may be a sharp rally in both the bond and stock markets in the second half of the year, similar to early 1995.

Regardless of market conditions, Alger will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, Alger plans to continue to seek out and invest in companies that it believes will grow their earnings rapidly and consistently.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Multi-Cap Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                             of Shares
                                           or Principal
                                              Amount          Value
Common Stocks -- 93.53%
----------------------------------------------------------------------
Advertising -- 0.48%
----------------------------------------------------------------------
Omnicom Group Inc. ........................   13,700       $ 1,220,156

Biotechnology -- 4.27%
----------------------------------------------------------------------
Affymetrix Inc. (a) .......................   12,500         2,064,063
Amgen Inc. (a) ............................   83,200         5,844,800
Genentech Inc. (a) ........................   16,700         2,872,400
                                                            ----------
                                                            10,781,263
Broadcasting -- 3.26%
----------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group (Class A) (a) .....................  117,400         2,846,950
Clear Channel Communications Inc. (a)         71,800         5,385,000
                                                            ----------
                                                             8,231,950
Business Services -- 1.35%
----------------------------------------------------------------------
Ariba Inc. (a) ............................   34,800         3,412,031
Cable -- 0.95%
----------------------------------------------------------------------
Comcast Corporation (a) ...................   28,650         1,160,325
Cox Communications Inc. (Class A) (a)         27,000         1,230,188
                                                            ----------
                                                             2,390,513
Communications -- 6.80%
----------------------------------------------------------------------
Brocade Communications Systems Inc.
  (a) .....................................    6,500         1,192,648
JDS Uniphase Corporation (a) ..............   79,280         9,504,469
PMC-Sierra Inc. (a) .......................   19,000         3,376,062
SDL Inc. (a) ..............................   10,900         3,108,544
                                                            ----------
                                                            17,181,723
Computer Hardware -- 6.66%
----------------------------------------------------------------------
Cisco Systems Inc. (a) ....................  122,300         7,773,694
Dell Computer Corporation (a) .............   96,800         4,773,450
Hewlett-Packard Company ...................   34,200         4,270,725
                                                            ----------
                                                            16,817,869
Computer Services -- 5.41%
----------------------------------------------------------------------
America Online Inc. (a) ...................   86,500         4,562,875
CNET Networks Inc. (a) ....................   12,700           311,944
Sun Microsystems Inc. (a) .................   29,600         2,691,750
VeriSign Inc. (a) .........................   13,800         2,435,700
Yahoo! Inc. (a) ...........................   29,650         3,672,894
                                                            ----------
                                                            13,675,163
Computer Software -- 12.16%
----------------------------------------------------------------------
Commerce One Inc. (a) .....................   45,400         2,060,734
Exodus Communications Inc. (a) ............   74,200         3,417,838
i2 Technologies Inc. (a) ..................   28,205         2,940,812
Microsoft Corporation (a) .................  107,300         8,584,000
Oracle Corporation (a) ....................   43,300         3,639,906
Phone.com Inc. (a) ........................   31,700         2,064,463


                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
RealNetworks Inc. (a) .....................   16,100       $   814,056
Veritas Software Corporation (a) ..........   31,500         3,559,992
Vignette Corporation (a) ..................   70,300         3,656,698
                                                            ----------
                                                            30,738,499
Electronics -- 3.43%
----------------------------------------------------------------------
Applied Materials Inc. (a) ................   54,300         4,920,938
Broadcom Corporation (Class A) (a) ........   17,100         3,743,831
                                                            ----------
                                                             8,664,769
Finance -- 0.51%
----------------------------------------------------------------------
Morgan Stanley Dean Witter &
  Company .................................   15,400         1,282,050

Health Care -- 0.83%
----------------------------------------------------------------------
Medtronic Inc. ............................   42,000         2,092,125

Manufacturing -- 1.93%
----------------------------------------------------------------------
Corning Inc. ..............................   18,100         4,884,738

Misc. Financial Services -- 2.22%
----------------------------------------------------------------------
American Express Company ..................   19,350         1,008,619
Citigroup Inc. ............................   76,300         4,597,075
                                                            ----------
                                                             5,605,694
Oil Services -- 2.31%
----------------------------------------------------------------------
BJ Services Company (a) ...................   23,800         1,487,500
Halliburton Company .......................   66,850         3,154,484
Nabors Industries Inc.(a) .................   28,800         1,197,000
                                                            ----------
                                                             5,838,984
Pharmaceuticals -- 1.03%
----------------------------------------------------------------------
Celgene Corporation (a) ...................   23,700         1,395,337
Eli Lilly & Company .......................   12,100         1,208,488
                                                            ----------
                                                             2,603,825
Retail -- 7.86%
----------------------------------------------------------------------
eBay Inc. (a) .............................   97,400         5,290,037
Home Depot Inc. ...........................   85,450         4,267,159
Safeway Inc. (a) ..........................  114,700         5,175,838
Wal-Mart Stores Inc. ......................   89,100         5,134,388
                                                            ----------
                                                            19,867,422
Semiconductors -- 16.54%
----------------------------------------------------------------------
Altera Corporation (a) ....................   49,200         5,015,325
Applied Micro Circuits Corporation (a)        36,000         3,555,000
ASM Lithography Holding (a) ...............   55,700         2,457,762
Conexant Systems Inc. (a) .................   23,200         1,128,100
Intel Corporation .........................   43,300         5,788,669
Linear Technology Corporation .............   45,700         2,921,944
LSI Logic Corporation (a) .................  121,900         6,597,837
Teradyne Inc.(a) ..........................   31,400         2,307,900
Texas Instruments Inc. ....................   92,000         6,319,250
Vitesse Semiconductor Corporation (a)         59,100         4,347,544
Xilinx Inc. (a) ...........................   16,500         1,362,281
                                                            ----------
                                                            41,801,612

                      THE ENTERPRISE Group of Funds, Inc.
6

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Technology -- 4.23%
----------------------------------------------------------------------
Agilent Technologies Inc. (a) ............    13,043      $    961,921
Foundry Networks Inc. (a) ................     8,000           884,000
Micron Technology Inc. (a) ...............    64,800         5,706,450
Waters Corporation (a) ...................    25,100         3,132,794
                                                            ----------
                                                            10,685,165
Telecommunications -- 4.88%
----------------------------------------------------------------------
Allegiance Telecom Inc. (a) ..............    32,500         2,080,000
Amdocs Ltd. (a) ..........................    31,000         2,379,250
Efficient Networks Inc. (a) ..............    18,500         1,360,906
LM Ericsson Telephone Company
  (ADR) ..................................   131,200         2,624,000
McLeodUSA Inc. (a) .......................    53,400         1,104,713
Nortel Networks Corporation ..............    40,600         2,770,950
                                                            ----------
                                                            12,319,819
Wireless Communications -- 6.42%
----------------------------------------------------------------------
Motorola Inc. ............................   137,700         4,001,906
Nextel Communications Inc. (Class A)
  (a) ....................................    36,800         2,251,700
Nokia Corporation (Class A) (ADR) ........    74,400         3,715,350
Sprint PCS (a) ...........................   105,200         6,259,400
                                                            ----------
                                                            16,228,356
                                                            ----------
Total Common Stocks
(Identified cost $219,078,435)......................        236,323,726
----------------------------------------------------        ----------

Commercial Paper -- 5.53%
----------------------------------------------------------------------
Baus Funding
  6.72% due 07/14/00 .....................$6,000,000         5,985,440
Countrywide Home Loans Inc.
  6.78% due 07/14/00 ..................... 2,000,000         1,995,103
Nestle Capital Corporation
  6.66% due 07/07/00 ..................... 6,000,000         5,993,340
                                                            ----------
Total Commercial Paper
(Identified cost $13,973,883).......................        13,973,883
----------------------------------------------------        ----------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Repurchase Agreement -- 2.27%
----------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 5.50% due
  07/03/00, Maturity Value
  $5,728,624
  Collateral: U.S. Treasury Bond
  $6,430,000, 5.25% due 02/15/29,
  Value $5,970,317 .......................$5,726,000      $  5,726,000
                                                            ----------
Total Repurchase Agreement
(Identified cost $5,726,000)........................         5,726,000
----------------------------------------------------------------------


Total Investments
(Identified cost $238,778,318)......................      $256,023,609

Other Assets Less Liabilities -- (1.33)% ...........         3,364,225
                                                            ----------
Net Assets -- 100% .................................      $252,659,384
----------------------------------------------------------------------



(a) Non-income producing security.
(ADR) American Depository Receipts.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Small Company Growth Fund
                             SUBADVISER'S COMMENTS

William D. Witter, Inc.
New York, New York


Investment Management

William D. Witter, Inc., which has approximately $1.6 billion in assets under management, became subadviser to the Fund on September 2, 1998. Witter's normal investment minimum is $1 million.


Investment Objective

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.


Investment Strategies

The Small Company Growth Fund invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Fund, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.


First Half 2000 Performance Review

The year began with a burst of appreciation. The intense investor demand for technology issues of 1999 carried over into the New Year, boosted by the successes of overcoming potential Y2K problems. Reports of historically strong, real GDP growth in the 4th quarter, now measured to have been 7.3 percent, were also part of the background. By early March, what appeared to be isolated problems in some of the software companies held in the Fund became a trend. The Fund's holdings in this sector included securities such as Kronos, Inc., Legato Systems, and Pervasive Software, amounting to 17 percent of the Fund. The central issue was a post-Y2K lack of interest for non-Internet related, information technology purchases. In addition, the latter two companies had to restate earnings.

By late March, investors became concerned that the Federal Reserve's attempt to moderate the economic growth rate to a sustainable level was not working. In addition, the price of oil, which started the year at $25.60 per barrel, was in the $28 to $30 range. Low inflation, which was a cornerstone of investor confidence, now appeared to be ending. As institutions and individuals fled the market, the sector on which they concentrated was technology, which had done so well for fifteen months. The reasoning was that an eventual slow growth or recessionary economy would lead to a reduction in capital spending, including technology.

By mid-second quarter, many large-capitalization issues were off from their March highs. Small technology companies fared much worse. For instance, the common stock of Nanometrics, which designs and manufactures metrology systems, started the year at a price of $20 per share reached $52 in late February and was back to $20 in early May. The fundamentals of this company and of several other similar ones in the Fund did not change materially during the period.

During January and February, the Fund reduced several holdings including Nanometrics, Exchange Applications, Aurora Biosciences, and AstroPower as they reached levels not substantiated by their near-term prospects. In most instances the positions were rebuilt at lower prices during the second quarter. In addition to technology, other cyclical growth sectors such as transportation were also negatively impacted.


Future Investment Strategy

Witter plans to maintain the Fund in a fully invested position, as Witter believes that small company growth stocks, in general, are reasonably valued.

In the technology sector, Witter expects to reduce the commitment in the semi-conductor equipment group before year-end. While these companies may experience 50 percent and higher earnings growth at particular points in their


                      THE ENTERPRISE Group of Funds, Inc.
8

                             SUBADVISER'S COMMENTS

cycle, it will be important to reduce or even eliminate this exposure before the next significant decrease in demand for their products occurs. As of now, many semi-conductor manufacturers are moving to 12" from 8" wafers and have unusually large needs for new equipment.

One segment of technology that Witter plans to increase is "B2B" Internet software. While the Fund holds two issues in this category now, Excelon and IntraNet Solutions, Witter believes the prospects could be very favorable. Witter also plans to add telecommunications as a second sub-sector of technology. Healthcare, the second largest sector, is also a fertile ground for new investments. Drug discovery and cancer diagnosis and therapy are two key areas in which Witter looks for new opportunities.

Outsourcing is a third secular growth category to which additions may be made. Air transportation, 8.3 percent of the Fund, may do better in the moderate growth environment that Witter anticipates, along with at least stable if not declining energy costs.

For the current fiscal year through June 30th, the turnover rate was 29 percent. While part of Witter's philosophy incorporates a goal of achieving long-term capital appreciation, if the January/February "buy at any price" psychology returns, additional sales will be made.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Small Company Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Common Stocks -- 95.43%
------------------------------------------------------------------------
Aerospace -- 1.25%
------------------------------------------------------------------------
AAR Corporation ...........................      87,600    $   1,051,200
Business Services -- 8.20%
------------------------------------------------------------------------
Charles River Associates Inc. (a) .........      98,400        1,734,300
Labor Ready Inc. (a) ......................      72,750          481,969
Maximus Inc. (a) ..........................      69,750        1,543,218
On Assignment Inc. (a) ....................     103,600        3,159,800
                                                           -------------
                                                               6,919,287
Computer Hardware -- 1.78%
------------------------------------------------------------------------
Overland Data Inc. (a) ....................     108,400        1,504,050
Computer Services -- 9.25%
------------------------------------------------------------------------
Integral Systems Inc. (a) .................      73,500        1,231,125
Mapinfo Corporation (a) ...................      81,800        3,323,125
National Computer Systems Inc. ............      66,000        3,250,500
                                                           -------------
                                                               7,804,750
Computer Software -- 7.98%
------------------------------------------------------------------------
Excelon Corporation (a) ...................     168,600        1,338,263
Exchange Applications Software (a) ........     115,300        3,069,862
IntraNet Solutions Inc. (a) ...............      28,000        1,074,500
Saga Systems Inc. (a) .....................     100,500        1,249,969
                                                           -------------
                                                               6,732,594
Electrical Equipment -- 4.29%
------------------------------------------------------------------------
Electro Scientific Industries Inc (a) .....      46,800        2,060,662
Woodhead Industries .......................      85,400        1,558,550
                                                           -------------
                                                               3,619,212
Electronics -- 14.59%
------------------------------------------------------------------------
Applied Science & Technology Inc. (a)            50,400        1,304,100
Comptek Research Inc. (a) .................     160,000        2,840,000
Cymer Inc. (a) ............................      48,800        2,330,200
Nanometrics Inc. (a) ......................      68,800        2,833,700
Veeco Instruments Inc. (a) ................      41,000        3,003,250
                                                           -------------
                                                              12,311,250
Manufacturing -- 9.84%
------------------------------------------------------------------------
AstroPower Inc. (a) .......................     108,800        2,951,200
Flow International Corporation (a) ........      96,000          960,000
Genus Inc. (a) ............................     107,000          876,063
Meade Instruments Corporation (a) .........      42,000        1,055,250
Mueller Industries Inc. (a) ...............      39,000        1,092,000
PRI Automation Inc. (a) ...................      21,000        1,373,203
                                                           -------------
                                                               8,307,716
Medical Instruments -- 12.63%
------------------------------------------------------------------------
Advanced Neuromodulation Systems (a) ......      46,000          770,500
Candela Corporation (a) ...................     193,500        1,765,688
Cytyc Corporation (a) .....................      63,400        3,383,975
Staar Surgical Company (a) ................      84,500          945,344
Theragenics Corporation (a) ...............     204,000        1,746,750
Varian Medical Systems Inc. (a) ...........      52,300        2,046,237
                                                           -------------
                                                              10,658,494


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Medical Services -- 4.45%
------------------------------------------------------------------------
Impath Inc. (a) ...........................      69,300    $   3,759,525
Security & Investigation Services -- 1.03%
------------------------------------------------------------------------
Barringer Technologies Inc. (a) ...........     126,100          866,938
Technology -- 7.31%
------------------------------------------------------------------------
Aurora Bioscience Corporation (a) .........      33,300        2,270,644
Catalytica Inc. (a) .......................     179,550        1,975,050
Digital Lightwave Inc. (a) ................         384           38,592
Trikon Technologies Inc. (a) ..............      99,100        1,882,900
                                                           -------------
                                                               6,167,186
Telecommunications -- 2.78%
------------------------------------------------------------------------
AVT Corporation (a) .......................      55,000          405,625
Globecomm Systems Inc. (a) ................      93,400        1,284,250
Hello Direct Inc. (a) .....................      55,200          655,500
                                                           -------------
                                                               2,345,375
Transportation -- 8.31%
------------------------------------------------------------------------
Amtran Inc. (a) ...........................      87,500        1,088,281
Atlas Air Inc. (a) ........................      81,900        2,938,162
Ryanair Holdings (ADR) (a) ................      36,000        1,314,000
Skywest Inc. ..............................      45,100        1,671,519
                                                           -------------
                                                               7,011,962
Travel/Entertainment/Leisure -- 1.74%
------------------------------------------------------------------------
Polaris Industries Inc. ...................      46,000        1,472,000
                                                           -------------
Total Common Stocks
(Identified cost $67,834,265)..........................       80,531,539
-------------------------------------------------------    -------------

Commercial Paper -- 4.56%
------------------------------------------------------------------------
Exxon Asset Management Company
  6.53% due 07/03/00 ......................  $2,589,000        2,588,061
Morgan Stanley Dean Witter 6.85%
  due 07/05/00 ............................   1,266,000        1,265,036
                                                           -------------
Total Commercial Paper
(Identified cost $3,853,097)...........................        3,853,097
-------------------------------------------------------    -------------


Total Investments
(Identified cost $71,687,362)..........................    $  84,384,636

Other Assets Less Liabilities -- 0.01% ................            4,784
                                                           -------------
Net Assets -- 100% ....................................    $  84,389,420
-------------------------------------------------------    -------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
10

                      Enterprise Small Company Value Fund
                             SUBADVISER'S COMMENTS
Gabelli Asset Management Company

Rye, New York

Investment Management

Gabelli Asset Management Company, which manages approximately $9.6 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on July 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.

Investment Strategies

The Small Company Value Fund invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less that the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

First Half 2000 Performance Review

The first half of the year began with a rally in "new economy" stocks. In the first quarter, momentum investing was considerably more rewarding than owning stocks representing fundamental values. In the last week of the first quarter, the Fund saw a rotation out of the technology sector and into value sectors. In the second quarter, small-cap stocks demonstrated surprising resilience. The high-octane technology stocks languished before getting back on pace at the end of the first half. The Fund continues to be underweighted in this sector.

Performance in the first half of the year was driven by merger and acquisition activity in some of the Fund's holdings. Many exceptional opportunities existed for value investors, where high quality companies were often shunned. Typically, whenever such a disparity exists between a company's intrinsic value and its price in the public market, something happens to close that gap. Recently, that catalyst has been a deal. The best performers in the first half were involved in takeovers or financial restructurings. These included Jackpot Enterprises, Celestial Seasonings, General Cigar, Pioneer Group, Wynn's International, Mark IV Industries and Bush Boake Allen.

Future Investment Strategy

The Federal Reserve's preemptive strike against inflation seems to be working. There is finally evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have flattened. The most recently released employment numbers were relatively benign. The U.S. may be returning to a "Goldilocks" economy -- not too hot, not too cold, but just right -- that may propel stocks higher. Ideally, there may be a much broader market advance in which quality companies in a wider range of industries participate.

What can go wrong? Gabelli sees several potential negative threats. The labor market remains tight and the threat of wage driven inflation is quite real. Despite six Federal Reserve rate hikes over the last twelve months, the economy is still growing at a pace that troubles the monetary authorities and may lead to even higher short- and long-term interest rates. Also, it is an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to squander the growing


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

budget surplus, may rattle the financial markets. Finally, while there are large pockets of very attractive fundamental values in the equities market, many stocks are still richly priced relative to historic norms.

Of less widespread concern is the soaring balance of trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. However, if inflation continues to trend higher and the U.S financial markets continue to sputter, international investors may seek opportunities elsewhere. If the international demand dries up, the very favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
12

                      Enterprise Small Company Value Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Number
                                           of Shares
                                         or Principal
                                             Amount          Value
Common Stocks -- 93.94%
---------------------------------------------------------------------
Advertising -- 0.66%
--------------------------------------------------------------------
Ackerley Group Inc. ...................... 140,000        $ 1,645,000
BOWLIN Outdoor Advertising &
  Travel Center Inc. (a) .................  60,000            382,500
                                                          -----------
                                                            2,027,500
Aerospace -- 4.10%
---------------------------------------------------------------------
AAR Corporation ..........................  38,000            456,000
Ametek Inc. .............................. 120,000          2,100,000
Curtiss-Wright Corporation ...............  28,000          1,041,250
GenCorp Inc. ............................. 310,000          2,480,000
Kaman Corporation (Class A) ..............  95,000          1,015,312
Moog Inc. (Class A) (a) ..................  20,000            527,500
Sequa Corporation (Class A) (a) ..........  19,000            725,563
Sequa Corporation (Class B) (a) ..........  30,000          1,732,500
SPS Technologies Inc. (a) ................  62,000          2,545,875
                                                          -----------
                                                           12,624,000
Apparel & Textiles -- 0.02%
---------------------------------------------------------------------
Carlyle Industries Inc. (a) .............. 154,609             77,305
Automotive -- 6.42%
---------------------------------------------------------------------
A. O. Smith Corporation ..................  15,000            314,063
A. O. Smith Corporation (Class A) ........   5,000            100,625
Borg-Warner Automotive Inc. ..............  55,000          1,931,875
Clarcor Inc. .............................  62,000          1,232,250
Earl Scheib Inc. (a) .....................  85,000            265,625
Federal-Mogul Corporation ................ 120,000          1,147,500
Lund International Holdings Inc. (a) .....  30,000            142,500
Midas Inc. ............................... 115,000          2,300,000
Modine Manufacturing Company ............. 108,000          2,916,000
Navistar International Corporation (a)      90,000          2,795,625
Standard Motor Products Inc. ............. 120,000          1,020,000
Superior Industries International Inc. ...  90,000          2,317,500
Tenneco Automotive Inc. .................. 200,000          1,050,000
Wynns International Inc. .................  98,326          2,230,771
                                                          -----------
                                                           19,764,334
Broadcasting -- 9.28%
---------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group (Class A) (a) ....................  52,000          1,261,000
BHC Communications Inc.
  (Class A) (a) ..........................  19,500          2,964,000
Chris-Craft Industries Inc. (a) .......... 141,540          9,350,486
Fisher Companies Inc. ....................  33,000          2,524,500
Granite Broadcasting Corporation (a) ..... 180,000          1,327,500
Gray Communications Systems Inc. .........  55,000            539,688
Gray Communications Systems Inc.
  (Class B) ..............................  55,000            536,250
Paxson Communications
  Corporation (a) ........................ 145,000          1,160,000
United Television Inc. ...................  50,600          6,514,750
UnitedGlobalCom Inc. (a) .................  25,000          1,168,750
Young Broadcasting Inc. (a) ..............  47,000          1,207,312
                                                          -----------
                                                           28,554,236


                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Building & Construction -- 0.45%
---------------------------------------------------------------------
Core Materials Corporation (a) ........... 200,000        $   400,000
Huttig Building Products Inc. (a) ........ 100,000            412,500
Salem Communications
  Corporation (a) ........................  63,000            584,719
                                                          -----------
                                                            1,397,219
Business Services -- 0.87%
---------------------------------------------------------------------
Nashua Corporation (a) ................... 108,000            891,000
National Processing Inc. (a) ............. 143,000          1,787,500
                                                          -----------
                                                            2,678,500
Cable -- 3.48%
---------------------------------------------------------------------
Cablevision Systems Corporation
  (Class A) (a) ..........................  70,000          4,751,250
Lamson & Sessions Company (a) ............  52,000            796,250
Mercom Inc. (a) (d) ...................... 135,000          1,620,000
Rogers Communications Inc.
  (Class B) (a) .......................... 115,000          3,277,500
TCI Satellite Entertainment Inc.
  (Class A) (a) ..........................  30,000            260,625
                                                          -----------
                                                           10,705,625
Chemicals -- 3.91%
---------------------------------------------------------------------
Bush Boake Allen Inc. (a) ................  52,000          2,275,000
Church & Dwight Company Inc. .............  15,000            270,000
Ferro Corporation ........................ 100,000          2,100,000
Great Lakes Chemical Corporation .........  80,000          2,520,000
Lilly Industrial Inc. ....................  15,000            450,938
McWhorter Technologies Inc. (a) ..........  95,000          1,846,562
OMNOVA Solutions Inc. .................... 160,000          1,000,000
Sybron Chemicals Inc. (a) ................  72,000          1,575,000
                                                          -----------
                                                           12,037,500
Communications -- 0.02%
---------------------------------------------------------------------
Western Wireless Corporation (a) .........   1,000             54,500
Computer Hardware -- 0.00%
---------------------------------------------------------------------
Cerion Technologies Inc. (a) (d) ......... 120,000                  0
Computer Services -- 0.02%
---------------------------------------------------------------------
Tyler Technologies Inc. (a) ..............  25,000             64,063
Computer Software -- 0.84%
---------------------------------------------------------------------
BARRA Inc. (a) ...........................   8,000            396,500
Policy Management Systems
  Corporation (a) ........................  50,000            768,750
Primark Corporation (a) ..................  38,000          1,415,500
                                                          -----------
                                                            2,580,750
Consumer Durables -- 0.03%
---------------------------------------------------------------------
Noel Group Liquidating Trust Units
  (a) (d) (f) ............................  15,000              9,900
Noel Group Units (a) (d) (f) .............  15,000                  0
Oneida Ltd. ..............................   5,000             88,750
                                                          -----------
                                                               98,650

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Consumer Products -- 0.30%
-----------------------------------------------------------------------
Department 56 Inc. (a) .....................   50,000       $   550,000
Martha Stewart Living Inc. (a) .............    2,000            44,000
Mikasa Inc. ................................   30,000           330,000
                                                            -----------
                                                                924,000
Consumer Services -- 0.16%
-----------------------------------------------------------------------
Berlitz International Inc. (a) .............   50,000           450,000
Loewen Group Inc. (ADR) (a) ................  100,000            53,000
                                                            -----------
                                                                503,000
Drugs & Medical Products -- 0.13%
-----------------------------------------------------------------------
Landauer Inc. ..............................   25,000           389,063
Electrical Equipment -- 4.44%
-----------------------------------------------------------------------
Ampco-Pittsburgh Corporation ...............   59,000           656,375
Donaldson Company Inc. .....................   35,000           691,250
Oak Technology Inc. (a) ....................  260,000         5,606,250
Selas Corporation of America ...............  115,000           848,125
SL Industries Inc. .........................  112,000         1,092,000
Thomas Industries Inc. .....................   50,000           884,375
UCAR International Inc. (a) ................  180,000         2,351,250
Western Resources Inc. .....................  100,000         1,550,000
                                                            -----------
                                                             13,679,625
Electronics -- 0.06%
-----------------------------------------------------------------------
Power-One Inc. (a) .........................    1,500           170,906
Energy -- 0.06%
-----------------------------------------------------------------------
Kaneb Services Inc. (a) ....................   50,000           200,000
Entertainment & Leisure -- 3.72%
-----------------------------------------------------------------------
Bull Run Corporation (a) ...................  100,000           206,250
Gaylord Entertainment Company (a) ..........  138,000         2,967,000
GC Companies Inc. (a) ......................  113,000         2,528,375
Hearst-Argyle Television Inc. (a) ..........   12,000           234,000
Jackpot Enterprises Inc. (a) ...............  160,000         2,020,000
Sinclair Broadcast Group Inc. (a) ..........  115,000         1,265,000
TV Guide Inc. (Class A) (a) ................   65,000         2,226,250
                                                            -----------
                                                             11,446,875
Finance -- 1.75%
-----------------------------------------------------------------------
Advest Group Inc. ..........................   74,000         1,549,375
BKF Capital Group Inc. .....................    2,000            31,750
Pioneer Group Inc. (a) .....................   90,000         3,813,750
                                                            -----------
                                                              5,394,875
Food, Beverages & Tobacco -- 4.09%
-----------------------------------------------------------------------
Buenos Aires Embotelladora
  (ADR) (a) (d) ............................   22,794                 0
Corn Products International Inc. ...........   30,000           795,000
Eskimo Pie Corporation (a) .................   14,000           138,250
Farmer Brothers Company ....................      800           140,000
Ingles Markets Inc. (Class A) ..............   80,000           835,000
International Home Foods Inc. (a) ..........  100,000         2,093,750
J & J Snack Foods Corporation (a) ..........  115,000         2,055,625
PepsiAmericas Inc. (a) .....................  800,000         2,400,000
Ralcorp Holdings Inc. (a) ..................  110,000         1,347,500


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Robert Mondavi Corporation
  (Class A) (a) ............................   32,000       $   982,000
Vermont Pure Holdings Ltd. (a) .............    5,000            18,125
Weis Markets Inc. ..........................   20,000           655,000
Whitman Corporation ........................   90,000         1,113,750
                                                            -----------
                                                             12,574,000
Hotels & Restaurants -- 2.14%
-----------------------------------------------------------------------
Advantica Restaurant Group Inc. (a) ........   20,000            19,375
Aztar Corporation (a) ......................  290,000         4,495,000
Boca Resorts Inc. (a) ......................   45,000           444,375
Extended Stay America Inc. (a) .............   25,000           231,250
Lakes Gaming Inc. (a) ......................   55,000           488,125
Sun International Hotels Ltd. (a) ..........   33,500           670,000
Trump Hotels & Casino Resorts
  Inc. (a) .................................   80,000           225,000
                                                            -----------
                                                              6,573,125
Insurance -- 2.12%
-----------------------------------------------------------------------
Argonaut Group Inc. ........................  100,000         1,712,500
Liberty Corporation ........................  100,000         4,200,000
Midland Company ............................   25,000           612,500
                                                            -----------
                                                              6,525,000
Machinery -- 4.02%
-----------------------------------------------------------------------
Baldwin Technology Company Inc.
  (Class A) (a) ............................  150,000           318,750
Fairchild Corporation (Class A) (a) ........  120,000           585,000
Flowserve Corporation (a) ..................  166,000         2,500,375
Gardner Denver Inc. (a) ....................   50,000           893,750
Idex Corporation ...........................   50,000         1,578,125
Katy Industries Inc. .......................  110,000         1,292,500
Nortek Inc. (a) ............................   70,000         1,382,500
Paxar Corporation (a) ......................   90,000         1,074,375
Standex International Corporation ..........   33,000           523,875
Tech/Ops Sevcon Inc. .......................   30,000           262,500
Tennant Company ............................   12,000           450,000
Watts Industries Inc. (Class A) ............  120,000         1,515,000
                                                            -----------
                                                             12,376,750
Manufacturing -- 7.82%
-----------------------------------------------------------------------
Aviall Inc. (a) ............................  160,000           790,000
Barnes Group Inc. ..........................   85,000         1,386,562
Belden Inc. ................................   62,000         1,588,750
Bway Corporation (a) .......................   22,000           145,750
Crane Company ..............................   42,000         1,021,125
Cuno Inc. (a) ..............................   48,000         1,110,000
Danaher Corporation ........................   19,999           988,701
Dexter Corporation .........................   90,000         4,320,000
Fedders Corporation (Class A) ..............   65,000           300,625
Gerber Scientific Inc. .....................   35,000           402,500
Graco Inc. .................................   22,000           715,000
Industrial Distribution Group Inc. (a) .....   35,000            87,500
Lindsay Manufacturing Company ..............    4,000            78,500
MagneTek Inc. (a) ..........................   45,000           360,000
Mark IV Industries Inc. ....................  260,000         5,427,500
Material Sciences Corporation (a) ..........  100,000         1,000,000

                      THE ENTERPRISE Group of Funds, Inc.
14

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                           Number
                                         of Shares
                                       or Principal
                                          Amount           Value
Myers Industries Inc. .................. 135,000        $ 1,451,250
Oil Dri Corporation of America .........  50,000            450,000
Park Ohio Holdings Corporation (a) ..... 145,000          1,250,626
Rawlings Sporting Goods Company
  Inc. (a) .............................  45,000            292,500
Strattec Security Corporation (a) ......  20,000            650,000
Teleflex Inc. ..........................   7,000            259,438
                                                        -----------
                                                         24,076,327
Medical Instruments -- 1.34%
-------------------------------------------------------------------
Inamed Corporation .....................   4,500            164,812
Steris Corporation ..................... 150,000          1,331,250
Wesley Jessen VisionCare Inc. (a) ......  70,000          2,629,375
                                                        -----------
                                                          4,125,437
Medical Services -- 0.41%
-------------------------------------------------------------------
CIRCOR International Inc. .............. 153,000          1,252,688
Metals & Mining -- 0.29%
-------------------------------------------------------------------
TVX Gold Inc. (a) ...................... 610,000            381,250
WHX Corporation (a) ....................  95,000            522,500
                                                        -----------
                                                            903,750
Misc. Financial Services -- 0.23%
-------------------------------------------------------------------
Data Broadcasting Corporation (a) ...... 110,000            694,375
Neutraceuticals -- 0.41%
-------------------------------------------------------------------
Weider Nutrition International Inc. .... 420,000          1,260,000
Oil Services -- 2.45%
-------------------------------------------------------------------
EnergyNorth Inc. .......................  25,000          1,481,250
Fall River Gas Company .................  45,000            990,000
RPC Inc. ...............................  15,000            158,437
Vastar Resources Inc. ..................  60,000          4,927,500
                                                        -----------
                                                          7,557,187
Paper Products -- 0.70%
-------------------------------------------------------------------
Greif Brothers Corporation (Class A) ...  70,000          2,152,500
Pharmaceuticals -- 2.08%
-------------------------------------------------------------------
Agribrands International Inc. (a) ......   8,000            335,500
Block Drug Company Inc. ................  10,000            423,125
Carter-Wallace Inc. .................... 235,000          4,729,375
Ivax Corporation (a) ...................   5,000            207,500
Twinlab Corporation (a) ................ 110,000            701,250
                                                        -----------
                                                          6,396,750
Printing & Publishing -- 7.45%
-------------------------------------------------------------------
A.H. Belo Corporation (Class A) ........  70,000          1,211,875
Central Newspapers Inc. ................  50,000          3,162,500
Lee Enterprises Inc. ...................  80,000          1,865,000
McClatchy Company (Class A) ............  55,000          1,821,875
Media General Inc. (Class A) ........... 135,000          6,555,937
Penton Media Inc. ...................... 110,000          3,850,000
Pulitzer Inc. ..........................  60,000          2,531,250
Thomas Nelson Inc. ..................... 110,000            941,875
Topps Company Inc. (a) .................  85,000            977,500
                                                        -----------
                                                         22,917,812


                                           Number
                                         of Shares
                                       or Principal
                                         Amount           Value
Property-Casualty Insurance -- 0.45%
-------------------------------------------------------------------
CNA Surety Corporation ................. 115,000        $ 1,372,813
Real Estate -- 1.65%
-------------------------------------------------------------------
Catellus Development Corporation (a) ... 210,000          3,150,000
Griffin Land & Nurseries Inc. (a) ......  44,000            511,500
Gyrodyne Company of America Inc. (a)      13,000            227,500
Meditrust Corporation (a) .............. 320,000          1,200,000
                                                        -----------
                                                          5,089,000
Retail -- 1.03%
-------------------------------------------------------------------
Coldwater Creek Inc. (a) ...............  22,500            677,812
Lillian Vernon Corporation ............. 125,000          1,312,500
Neiman Marcus Group (a) ................  35,000            971,250
Sports Authority Inc. (a) .............. 135,000            151,875
ValueVision International Inc.
  (Class A) (a) ........................   3,000             72,000
                                                        -----------
                                                          3,185,437
Security & Investigation Services -- 1.87%
-------------------------------------------------------------------
Burns International Services
  Corporation (a) ...................... 145,000          1,812,500
Rollins Inc. ........................... 260,000          3,867,500
Wackenhut Corporation (Class A) (a) ....   5,000             64,687
                                                        -----------
                                                          5,744,687
Technology -- 0.43%
-------------------------------------------------------------------
Thomas & Betts Corporation .............  70,000          1,338,750
Telecommunications -- 5.83%
-------------------------------------------------------------------
Atlantic Tele-Network Inc. .............  12,000            113,250
Citizens Communications Company (a)      260,000          4,485,000
Commonwealth Telephone Enterprises
  Inc. (a) .............................  28,000          1,317,750
Communications Systems Inc. ............  62,000            945,500
COMSAT Corporation .....................  80,000          1,975,000
GST Telecommunications Inc. (a) ........  45,000             42,891
Rogers Cantel Mobile Communications
  Inc. (Class B) (a) ...................  33,500          1,126,437
Telephone and Data Systems Inc. ........  75,000          7,518,750
Teligent Inc. (Class A) (a) ............  10,000            236,250
Viatel Inc. (a) ........................   6,500            185,656
                                                        -----------
                                                         17,946,484
Transportation -- 0.61%
-------------------------------------------------------------------
GATX Corporation .......................  40,000          1,360,000
TransPro Inc. .......................... 100,000            506,250
                                                        -----------
                                                          1,866,250
Utilities -- 1.84%
-------------------------------------------------------------------
AGL Resources Inc. .....................  55,000            876,562
Berkshire Energy Resources .............  10,000            373,750
Eastern Enterprises ....................  60,000          3,780,000
Florida Public Utilities Company .......  15,000            234,375
Southwest Gas Corporation ..............  22,000            385,000
                                                        -----------
                                                          5,649,687

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                                Number
                                              of Shares
                                             or Principal
                                                Amount           Value
Waste Management -- 0.02%
-------------------------------------------------------------------------
Envirosource Inc. (a) ....................      110,000      $     51,563
Wireless Communications -- 3.94%
-------------------------------------------------------------------------
Allen Telecom Inc. (a) ...................      190,000         3,360,625
Leap Wireless International Inc. (a) .....       19,000           893,000
Price Communications Corporation (a)            160,000         3,770,000
United States Cellular Corporation (a) ...       65,000         4,095,000
                                                             ------------
                                                               12,118,625
                                                             ------------
Total Common Stocks
(Identified cost $288,501,772)..........................      289,121,523
--------------------------------------------------------     ------------
Foreign Stocks -- 0.06%
-------------------------------------------------------------------------
Computer Software -- 0.06%
-------------------------------------------------------------------------
Global Sources Ltd .......................        7,000           177,625
                                                             ------------
Total Foreign Stocks
(Identified cost $192,120)..............................          177,625
--------------------------------------------------------     ------------
U.S. Treasury Bills -- 8.06%
-------------------------------------------------------------------------
5.62% due 07/06/00 .......................     $107,000           106,916
5.56% due 07/27/00 .......................    2,089,000         2,080,612
5.52% due 08/10/00 .......................    3,004,000         2,985,575
5.61% due 08/10/00 .......................   14,170,000        14,081,674
5.645% due 08/24/00 ......................      330,000           327,206
5.655% due 09/14/00 ......................    5,279,000         5,216,807
                                                             ------------
Total U.S. Treasury Bills
(Identified cost $24,798,790)...........................       24,798,790
--------------------------------------------------------     ------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount           Value
Repurchase Agreement -- 0.31%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 5.50% due 07/03/00,
  Maturity Value $966,443 Collateral:
  U.S. Treasury Note $950,000,
  6.875% due 05/15/06 Value
  $993,967 ............................... $  966,000        $    966,000
                                                             ------------
Total Repurchase Agreement
(Identified cost $966,000)................................        966,000
----------------------------------------------------------   ------------
Total Investments
(Identified cost $314,458,681)............................   $315,063,938

Other Assets Less Liabilities -- (2.37)% .................     (7,297,681)
                                                             ------------
Net Assets -- 100% .......................................   $307,766,257
----------------------------------------------------------   ------------



(a) Non-income producing security.
(d) Security is fair valued at June 30, 2000.
(f) Restricted securities as of June 30, 2000 were as follows:



                                                                                           Aggregate
                                        Date of     Number of             Fair Value     ------------    Percent of
Description                           Acquisition     Units     Unit Cost  per Unit      Cost    Value   Net Assets
------------------------------------- ------------ ----------  ----------- -----------  -------- ------- -----------
Noel Group Units ....................  04/13/1999     15,000     $ 0.49      $   --      7,320      --      0.00%
Noel Group Liquidating Trust Units ..  10/08/1998     15,000     $ 0.81      $ 0.66     12,187   9,900      0.00%

(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
16

                            Enterprise Growth Fund
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Montag & Caldwell has served as subadviser to the Enterprise Growth Fund since the fund was organized in 1968. Montag & Caldwell manages approximately $33 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.

Investment Strategies

The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

First Half 2000 Performance Review

The stock market as measured by the S&P 500 Index was negative for most of the first quarter of 2000 until the brisk rally in March pushed the index into modestly positive territory. The divergence in performance between technology stocks and all other stocks continued to widen until the end of the quarter. The 100 largest companies on the Nasdaq gained nearly 19 percent during the quarter, while the 439 non-tech stocks in the S&P 500 were on average down for the quarter. During the first quarter of 2000, the strength of the Fund's technology issues did not offset the weakness of other holdings. Because Montag believes that many technology stocks have become too highly priced, the Fund has maintained a more conservative position in technology relative to the market.

Stocks finished the second quarter lower as investors reacted negatively to the prospects of higher interest rates and their impact on a fully valued market. Concerns also surfaced about whether many developing technology and Internet companies would ever post a profit, leading to a sell off in this overvalued sector of the market. From its peak on March 10 to its low on May 24, the Nasdaq declined over 35 percent and finished the quarter down 13 percent. The S&P 500 finished the quarter down 2.7 percent.

In this difficult environment, companies with good earnings and more conservative valuations tended to do well. As evidence of this, two of the best performing sectors of the S&P 500 were healthcare, up 22 percent, and consumer staples, up 6 percent. Healthcare was the best performing sector of the S&P 500 for the second quarter. Among the Fund's holdings, Johnson & Johnson was the standout, gaining 45 percent for the quarter, while Schering Plough and Pfizer rose over 30 percent. In the consumer staple area, Bestfoods increased over 48 percent as it agreed to be acquired by Unilever, while Coca-Cola and PepsiCo gained over 20 percent.

Future Investment Strategy

Because Montag & Caldwell expects continued economic growth with low inflation, it believes the outlook for the stock market remains positive. The market, as measured by the S&P 500, may continue to be volatile and move in a sideways pattern until it becomes more evident that the Federal Reserve has succeeded at engineering a soft landing.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS
However, as this develops, interest rates may peak and eventually drift lower, with corporate profit growth being sustained, but at a more moderate rate. Such an outcome may allow the market to broaden out with more stocks moving higher as the stock market indices advance.

In a more moderately growing economy, Montag & Caldwell believes higher quality issues that can produce solid double-digit earnings growth may excel. With global economies recovering and the enormous longer-term opportunities deriving from the triumph of capitalism, Montag & Caldwell believes multinational growth companies may do particularly well. These include well-positioned consumer, pharmaceutical, technology and financial service companies with global reach. As it becomes more evident that the Federal Reserve is succeeding in bringing about a soft landing, higher-quality consumer growth companies that conduct most of their business in the United States may also be rewarding investments for the Fund.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
18

                            Enterprise Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                           Number
                                         of Shares
                                        or Principal
                                           Amount           Value
Common Stocks -- 96.84%
---------------------------------------------------------------------
Banking -- 2.47%
---------------------------------------------------------------------
Wells Fargo & Company ................   1,528,500     $   59,229,375
Business Services -- 1.63%
---------------------------------------------------------------------
Interpublic Group of Companies Inc.        908,800         39,078,400
Computer Hardware -- 7.33%
---------------------------------------------------------------------
Dell Computer Corporation (a) ........   1,584,200         78,120,862
Hewlett-Packard Company ..............     780,800         97,502,400
                                                       --------------
                                                          175,623,262
Computer Services -- 6.56%
---------------------------------------------------------------------
Electronic Data Systems
  Corporation ........................   1,885,400         77,772,750
Solectron Corporation (a) ............   1,892,600         79,252,625
                                                       --------------
                                                          157,025,375
Computer Software -- 4.50%
---------------------------------------------------------------------
Electronic Arts Inc. (a) .............     600,000         43,762,500
Microsoft Corporation (a) ............     800,000         64,000,000
                                                       --------------
                                                          107,762,500
Consumer Products -- 5.20%
---------------------------------------------------------------------
Gillette Company .....................   2,650,000         92,584,375
Newell Rubbermaid Inc. ...............   1,243,500         32,020,125
                                                       --------------
                                                          124,604,500
Electrical Equipment -- 1.01%
---------------------------------------------------------------------
General Electric Company .............     457,200         24,231,600
Food, Beverages & Tobacco -- 10.93%
---------------------------------------------------------------------
Bestfoods ............................   1,200,000         83,100,000
Coca-Cola Company ....................   2,067,700        118,763,519
PepsiCo Inc. .........................   1,349,600         59,972,850
                                                       --------------
                                                          261,836,369
Health Care -- 2.53%
---------------------------------------------------------------------
Medtronic Inc. .......................   1,217,100         60,626,794
Hotels & Restaurants -- 5.55%
---------------------------------------------------------------------
Marriott International Inc.
  (Class A) ..........................   1,400,000         50,487,500
McDonald's Corporation ...............   2,505,400         82,521,613
                                                       --------------
                                                          133,009,113
Medical Instruments -- 2.29%
---------------------------------------------------------------------
Boston Scientific Corporation (a) ....   2,500,000         54,843,750
Misc. Financial Services -- 4.15%
---------------------------------------------------------------------
American Express Company .............     951,300         49,586,513
Citigroup Inc. .......................     828,800         49,935,200
                                                       --------------
                                                           99,521,713
Multi-Line Insurance -- 2.46%
---------------------------------------------------------------------
American International Group Inc. ....     500,600         58,820,500


                                           Number
                                         of Shares
                                        or Principal
                                           Amount           Value
Pharmaceuticals -- 17.24%
---------------------------------------------------------------------
Bristol-Myers Squibb Company .........   1,426,100     $   83,070,325
Johnson & Johnson ....................   1,008,000        102,690,000
Pfizer Inc. ..........................   3,000,000        144,000,000
Schering-Plough Corporation ..........   1,650,000         83,325,000
                                                       --------------
                                                          413,085,325
Retail -- 8.34%
---------------------------------------------------------------------
Circuit City Stores Inc. .............   1,433,300         47,567,644
Costco Wholesale Corporation (a) .....   1,529,700         50,480,100
Gap Inc. .............................     698,900         21,840,625
Home Depot Inc. ......................   1,601,000         79,949,937
                                                       --------------
                                                          199,838,306
Semiconductors -- 2.23%
---------------------------------------------------------------------
Intel Corporation ....................     400,000         53,475,000
Telecommunications -- 11.02%
---------------------------------------------------------------------
Lucent Technologies Inc. .............   1,817,100        107,663,175
Tellabs Inc. (a) .....................   1,000,000         68,437,500
Worldcom Inc. (a) ....................   1,914,700         87,836,862
                                                       --------------
                                                          263,937,537
Wireless Communications -- 1.40%
---------------------------------------------------------------------
Motorola Inc. ........................   1,151,700         33,471,281
                                                       --------------
Total Common Stocks
(Identified cost $2,017,303,025)....................    2,320,020,700
----------------------------------------------------   --------------
Repurchase Agreement -- 3.25%
---------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement
  5.50% due 07/03/00,
  Maturity Value $77,945,709
  Collateral: U.S. Treasury Bond
  $67,635,000, 7.50% due
  11/15/24,
  Value $80,118,987 .................. $77,910,000         77,910,000
                                                       --------------
Total Repurchase Agreement
(Identified cost $77,910,000).......................       77,910,000
----------------------------------------------------   --------------


Total Investments
(Identified cost $2,095,213,025)....................   $2,397,930,700

Other Assets Less
Liabilities -- (0.09)% .............................       (2,096,810)
                                                       --------------
Net Assets -- 100% .................................   $2,395,833,890
----------------------------------------------------   --------------


(a) Non-income producing security.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Capital Appreciation Fund
                             SUBADVISER'S COMMENTS

Marsico Capital Management, LLC

Denver, Colorado

Investment Management

Marsico Capital Management, LLC became subadviser to the Enterprise Capital Appreciation Fund on November 1, 1999. Marsico manages approximately $16 billion for institutional clients and its usual investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.

Investment Strategies

The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that, in the subadviser's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social, and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces), or a permanent change in industry/company fundamentals that alters the original investment thesis.

First Half 2000 Performance Review

Because the equity markets have been so volatile this year, a variety of the Fund's sector, industry, and individual company positions have moved in and out-of-favor at various times this year. However, in reflecting on the past six months, Marsico would point to the following areas that primarily impacted the Fund's investment results:

o Technology-related positions: On balance, the Fund's technology allocation this year has adversely affected performance, although there have been several performance standouts in this sector. Early in 2000, the Fund was negatively impacted by its positions in QUALCOMM, Lucent Technologies, and Dell Computer, all of which have been sold. Cisco Systems, after producing strong gains in the first quarter 2000, struggled in the second quarter. A similar pattern took place with 3Com, which produced strong gains in the first quarter, but sold off sharply in the second quarter. The aforementioned companies represented substantial positions in the Fund. The Fund's positions in technology-related companies such as EMC Corporation, Corning, and Oracle have helped investment results year-to-date.

o Financial Services: Recently, the Fund's financial service positions have performed quite well. Earlier in the year, holdings in Fannie Mae and Citigroup detracted somewhat from investment results. Recently, Marsico increased the Fund's position in financials, based largely on the premise that going forward the interest rate environment may be more favorable.

o Health Care: Throughout the year, the Fund has been substantially underweighted in the health care sector, including HMOs and pharmaceuticals. This strategy, overall, has detracted from investment results. Health care was among the best-performing sectors during the second quarter, outperforming the broad U.S. equity market, as measured by the S&P 500 Index, by a wide margin. In addition, the Fund's sole major health care position, Genentech, has been under pressure for a good portion of 2000, particularly since March.


                      THE ENTERPRISE Group of Funds, Inc.
20

                             SUBADVISER'S COMMENTS

o Retail: Retail stocks such as Home Depot and Wal-Mart Stores did not perform particularly well during the first six months of 2000.

o Media/Entertainment: Companies such as Sony, Time Warner, and America Online have fluctuated quite substantially in 2000, but overall have not contributed positively to the Fund's performance so far this year.


Future Investment Strategy

Marsico continues to believe that the long-term prospects for U.S. equity markets remain quite strong. Marsico's positive macroeconomic outlook is the basis for this opinion. This outlook is anchored by a number of premises. In Marsico's view, the U.S. is in a longer-term lower interest rate and inflationary environment. While interest rates have no doubt been volatile and generally biased higher, there is evidence that the Federal Reserve's tightening policy has been successful at slowing U.S. economic growth. Inflation, despite an increase in oil prices, has not increased dramatically; prices for raw materials such as lumber and gypsum have either remained relatively stable or declined somewhat. Neither automobile sales nor housing starts have shown year-over-year growth in the past year.

At this time, based on this evidence, Marsico believes that future interest rate increases by the Federal Reserve are unlikely. Therefore, Marsico's view is that the interest rate environment may improve going forward. That in turn, augurs well for company valuations and earnings. Marsico believes the continued high Federal budget surpluses, which thus far have primarily been earmarked for reducing government debt, are a positive factor. Finally, Marsico continues to feel that productivity gains and enhanced communications have created a more efficient economy and may help keep inflation relatively low.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Capital Appreciation Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Common Stocks -- 93.66%
----------------------------------------------------------------------
Advertising -- 0.88%
----------------------------------------------------------------------
Omnicom Group Inc. ......................     28,974       $ 2,580,497
Aerospace -- 1.46%
----------------------------------------------------------------------
General Dynamics Corporation ............     74,196         3,876,741
Titan Corporation (a) ...................      8,792           393,442
                                                           -----------
                                                             4,270,183
Automotive -- 1.30%
----------------------------------------------------------------------
Delphi Automotive Systems
  Corporation ...........................     51,401           748,527
Ford Motor Company ......................     68,366         2,939,738
Visteon Corporation .....................      8,951           108,535
                                                           -----------
                                                             3,796,800
Biotechnology -- 5.15%
----------------------------------------------------------------------
Genentech Inc. (a) ......................     87,200        14,998,400
Broadcasting -- 4.20%
----------------------------------------------------------------------
Clear Channel Communications Inc.
  (a) ...................................     56,207         4,215,525
Time Warner Inc. ........................    105,577         8,023,852
                                                           -----------
                                                            12,239,377
Cable -- 1.97%
----------------------------------------------------------------------
Comcast Corporation (a) .................    141,589         5,734,355
Computer Hardware -- 7.09%
----------------------------------------------------------------------
Cisco Systems Inc. (a) ..................     82,354         5,234,626
EMC Corporation (a) .....................    200,370        15,415,967
                                                           -----------
                                                            20,650,593
Computer Services -- 4.75%
----------------------------------------------------------------------
America Online Inc. (a) .................    114,885         6,060,184
Sun Microsystems Inc. (a) ...............     85,721         7,795,253
                                                           -----------
                                                            13,855,437
Computer Software -- 6.14%
----------------------------------------------------------------------
Adobe Systems Inc. ......................     44,262         5,754,060
Oracle Corporation (a) ..................    138,129        11,611,469
Veritas Software Corporation (a) ........      4,612           521,228
                                                           -----------
                                                            17,886,757
Consumer Products -- 1.00%
----------------------------------------------------------------------
Kimberly-Clark Corporation ..............     50,785         2,913,789
Consumer Services -- 0.32%
----------------------------------------------------------------------
United Parcel Service Inc. ..............     15,776           930,784
Crude & Petroleum -- 1.73%
----------------------------------------------------------------------
BP Amoco (ADR) ..........................     88,947         5,031,065
Electrical Equipment -- 3.28%
----------------------------------------------------------------------
Chartered Semiconductor
  Manufacturing (ADR) (a) ...............      2,835           255,150
General Electric Company ................    175,471         9,299,963
                                                           -----------
                                                             9,555,113


                                            Number
                                          of Shares
                                        or Principal
                                            Amount            Value
Electronics -- 5.12%
----------------------------------------------------------------------
Applied Materials Inc. (a) ..............  88,238          $ 7,996,569
Flextronics International Ltd
  (ADR) (a) .............................  39,196            2,692,275
Sony Corporation (ADR) ..................  44,733            4,218,881
                                                           -----------
                                                            14,907,725
Energy -- 1.56%
----------------------------------------------------------------------
AES Corporation (a) ..................... 100,000            4,562,500
Finance -- 2.82%
----------------------------------------------------------------------
Morgan Stanley Dean Witter &
  Company ...............................  98,567            8,205,703
Food, Beverages & Tobacco -- 3.07%
----------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ..........  51,879            3,874,713
Coca-Cola Company .......................  48,136            2,764,811
Coca-Cola Enterprises, Inc. .............  65,360            1,066,185
Pepsi Bottling Group, Inc. ..............  42,897            1,252,056
                                                           -----------
                                                             8,957,765
Hotels & Restaurants -- 2.50%
----------------------------------------------------------------------
Four Seasons Hotels Inc. (ADR) .......... 117,162            7,286,012
Manufacturing -- 6.69%
----------------------------------------------------------------------
Corning Inc. ............................  72,284           19,507,644
Misc. Financial Services -- 7.10%
----------------------------------------------------------------------
American Express Company ................  23,637            1,232,079
Citigroup Inc. .......................... 172,174           10,373,483
Fannie Mae .............................. 173,884            9,074,571
                                                           -----------
                                                            20,680,133
Oil Services -- 2.45%
----------------------------------------------------------------------
Halliburton Company .....................  41,204            1,944,314
Schlumberger Ltd. .......................  69,702            5,201,512
                                                           -----------
                                                             7,145,826
Retail -- 8.60%
----------------------------------------------------------------------
Costco Wholesale Corporation (a) ........  88,248            2,912,184
Home Depot Inc. ......................... 160,544            8,017,166
Tiffany & Company .......................  71,200            4,806,000
Wal-Mart Stores Inc. .................... 161,742            9,320,383
                                                           -----------
                                                            25,055,733
Semiconductors -- 2.51%
----------------------------------------------------------------------
Texas Instruments Inc. .................. 106,469            7,313,089
Technology -- 1.27%
----------------------------------------------------------------------
Agilent Technologies Inc. (a) ...........  50,046            3,690,893

                      THE ENTERPRISE Group of Funds, Inc.
22

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Telecommunications -- 5.80%
-----------------------------------------------------------------------
General Motors Corporation
  (Class H)-Hughes Electronics
  Corporation (a) .......................       56,812     $  4,985,253
LM Ericsson Telephone Company
  (ADR) .................................      129,560        2,591,200
McLeodUSA Inc. (a) ......................      120,000        2,482,500
Nortel Networks Corporation .............       80,707        5,508,253
SBC Communications Inc. .................       31,244        1,351,303
                                                           ------------
                                                             16,918,509
Wireless Communications -- 4.90%
-----------------------------------------------------------------------
Sprint PCS (a) ..........................      152,578        9,078,391
Vodafone Airtouch (ADR) .................      125,562        5,202,975
                                                           ------------
                                                             14,281,366
                                                           ------------
Total Common Stocks
(Identified cost $230,715,474)......................        272,956,048
----------------------------------------------------       ------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Short-Term Government Securities -- 4.66%
-----------------------------------------------------------------------
Federal Home Loan Bank
  Consolidated Discount Note,
  6.48% due 07/03/00 .................... $13,600,000      $ 13,595,104
                                                           ------------
Total Short-Term Government Securities
(Identified cost $13,595,104).......................         13,595,104
----------------------------------------------------       ------------


Total Investments
(Identified cost $252,651,965)......................        $286,551,152

Other Assets Less Liabilities -- 1.68% .............           4,897,207
                                                            ------------

Net Assets -- 100% .................................        $291,448,359
----------------------------------------------------        ------------


(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                               [GRAPHIC OMITTED]


                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Equity Fund
                             SUBADVISER'S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

TCW Investment Management Company, a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Fund on November 1, 1999. TCW Group, Inc. manages approximately $79 billion for institutional clients, and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

Investment Strategies

Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

First Half 2000 Performance Review

The first half of 2000 was dominated by concerns about the pace of growth of the U.S. economy and the Federal Reserve's actions to control it. Concerns and perceptions about the health and growth of the economy dominated the "roller coaster" market of the first half of 2000. Initial concerns about the Y2K bug turned out to be "much ado about nothing." As the economy grew more rapidly than the Federal Reserve's "maximum speed target," there were concerns that the economy would overheat and that inflation would accelerate. With this, the Federal Reserve raised the discount rate three more times; the first two were increases of 0.25 percent and the third was 0.50 percent. On the heels of the
0.50 percent increase in May, economic data began to show that the economy was indeed slowing. All of these perception shifts gave rise to the simplistic notion that there is a "new" and an "old economy," with companies that are driven by opposing factors. Meanwhile, the "real" game is being played out in the "real world" by "real companies" with "real business model advantage." Companies that can capitalize on the major secular changes and scale product or process advantage are at the heart of the Fund. These types of companies tend to be able to weather slow-downs and expansions real or perceived.

The year began with a great deal of volatility. Cash held in anticipation of Y2K problems fueled this volatility. January results were negative. February, which included a Federal Reserve discount rate hike, saw strong appreciation on both an absolute and relative basis. March was a strong return month for the Fund. In April, concerns about an overheated economy resulted in a brief shift in leadership to commodity-oriented inflation beneficiary companies. In May, as economic data demonstrated that the economy was indeed slowing down, the leading dependable companies the Fund owns performed well. In June, as investors focused on companies that possess the ability to generate strong earnings growth in the face of an expected economic slow-down, the Fund benefited.

The Fund's best performance for the first half came from technology holdings. The Fund has slightly overweighted technology names because TCW believes the secular forces in place for technology continue to be very compelling. Additionally, given the pace of change in technology-based businesses, companies with true advantage can seize and control opportunities more rapidly than in other areas of the economy. Technology names such as Applied Materials, Cisco Systems, Intel, Maxim Integrated Products and Siebel Systems were among the Fund's biggest contributors. Amgen, Medtronic and Pfizer advanced strongly in the first half and the Fund continues to have a substantial interest in Health Care franchise businesses.

Disappointments came from company-specific issues. Biogen declined on weaker than expected revenue growth from its Avonex product. However, TCW believes their future opportunities look bright. Lucent Technologies traded lower on company guidance that revenue growth was slowing. However, the company is in a strong position in the high-growth communications business where their broad offerings give them a key advantage in a multiple protocol world. Microsoft, a long-term holding, declined significantly on the announcement of the proposed, forced break-up of the company. Presently Microsoft is pursuing an appeal and it may be another year or so before the matter is resolved. Meanwhile, Microsoft is introducing new products. Finally, Proctor and Gamble reported disruptions in their restructuring efforts,


                      THE ENTERPRISE Group of Funds, Inc.
24

                             SUBADVISER'S COMMENTS

which resulted in lower earnings guidance and the resignation of the new CEO. TCW is monitoring their progress closely and at this time TCW believes the stock represents a good value.

Future Investment Strategy

TCW believes that the Federal Reserve's rate increases are close to their conclusion. TCW has begun to see signs of a slowing in consumer spending, unemployment levels have risen slightly and inflation generally is absent from the economy. The effect of six interest rate increases over a twelve-month period is apparently taking its toll. If the Federal Reserve's goal is to keep the economy from overheating without slowing the economy to the point of recession, it would appear that the Federal Reserve need not tighten any further. If consumer spending does slow and overall economic growth slows down but does not decline, TCW believes there is an excellent backdrop for equity investment.

The last time the Federal Reserve engendered numerous coordinated rate increases was in 1994. In the environment that succeeded these rate increases in 1995, the economy did indeed slow down. As is typical when the Federal Reserve is finished raising rates, growth companies outperform value companies. TCW believes this is due to long-term growth companies' sensitivity to interest rates. Rising rates erode their value faster than value companies whose returns are not predicated on sustained growth. As the economy slowed in 1995, the sectors that performed the best were healthcare, technology, consumer staples and financials. The Fund presently has significant positions in each. The poorest performing sectors were more economically sensitive and less differentiable. These were consumer cyclicals, basic materials, energy and capital equipment. The Fund is underweighted in these areas.

Dominant companies with defendable and scalable business model advantages typically have pricing power and produce or distribute the products that are in demand even through an economic slow-down. In any case, stock prices historically are more sensitive to the level and trend of interest rates than the earnings growth rates. As inflation remains benign and the economy slows, interest rates should trend lower.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Equity Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Common Stocks -- 85.89%
-------------------------------------------------------------------
Biotechnology -- 5.62%
-------------------------------------------------------------------
Amgen Inc. (a) .........................    29,400      $ 2,065,350
Genentech Inc. (a) .....................     6,600        1,135,200
                                                        -----------
                                                          3,200,550
Business Services -- 3.24%
-------------------------------------------------------------------
Paychex Inc. ...........................    43,950        1,845,900
Cable -- 1.48%
-------------------------------------------------------------------
Cox Communications Inc. (Class A) (a)       18,500          842,906
Communications -- 1.73%
-------------------------------------------------------------------
JDS Uniphase Corporation (a) ...........     8,200          982,975
Computer Hardware -- 9.70%
-------------------------------------------------------------------
Cisco Systems Inc. (a) .................    35,100        2,231,044
Dell Computer Corporation (a) ..........    66,800        3,294,075
                                                        -----------
                                                          5,525,119
Computer Services -- 1.42%
-------------------------------------------------------------------
Pixar Inc. (a) .........................    23,000          810,750
Computer Software -- 8.20%
-------------------------------------------------------------------
Microsoft Corporation (a) ..............    17,100        1,368,000
Siebel Systems Inc. (a) ................    20,200        3,303,962
                                                        -----------
                                                          4,671,962
Consumer Products -- 2.01%
-------------------------------------------------------------------
Gillette Company .......................    18,500          646,344
Procter & Gamble Company ...............     8,700          498,075
                                                        -----------
                                                          1,144,419
Electronics -- 3.25%
-------------------------------------------------------------------
Applied Materials Inc. (a) .............    20,400        1,848,750
Finance -- 2.42%
-------------------------------------------------------------------
Providian Financial Corporation ........    15,300        1,377,000
Health Care -- 2.22%
-------------------------------------------------------------------
Medtronic Inc. .........................    25,400        1,265,238
Insurance -- 4.92%
-------------------------------------------------------------------
Progressive Corporation (Ohio) .........    37,900        2,804,600
Medical Services -- 3.13%
-------------------------------------------------------------------
Biogen Inc. (a) ........................    27,600        1,780,200
Misc. Financial Services -- 4.11%
-------------------------------------------------------------------
The Charles Schwab Corporation .........    69,600        2,340,300
Multi-Line Insurance -- 2.15%
-------------------------------------------------------------------
American International Group Inc. ......    10,400        1,222,000
Pharmaceuticals -- 4.46%
-------------------------------------------------------------------
Pfizer Inc. ............................    52,950        2,541,600
Retail -- 8.70%
-------------------------------------------------------------------
Costco Wholesale Corporation (a) .......    20,600          679,800
Home Depot Inc. ........................    35,750        1,785,266


                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Safeway Inc. (a) .......................    19,100      $   861,887
Wal-Mart Stores Inc. ...................    28,200        1,625,025
                                                        -----------
                                                          4,951,978
Semiconductors -- 8.31%
-------------------------------------------------------------------
Intel Corporation ......................    16,300        2,179,106
Maxim Integrated Products Inc. (a) .....    37,600        2,554,450
                                                        -----------
                                                          4,733,556
Telecommunications -- 1.79%
-------------------------------------------------------------------
Lucent Technologies Inc. ...............    17,200        1,019,100
Transportation -- 7.03%
-------------------------------------------------------------------
Kansas City Southern Industries Inc. ...    29,500        2,616,281
Southwest Airlines Company .............    73,400        1,390,013
                                                        -----------
                                                          4,006,294
                                                        -----------
Total Common Stocks
(Identified cost $41,918,828).......................     48,915,197
----------------------------------------------------    -----------


Commercial Paper -- 5.96%
-------------------------------------------------------------------
General Electric Capital Corporation
  Discount Note, 6.70% due 07/07/00      $ 400,000          399,553
General Electric Capital Corporation
  Discount Note, 6.61% due 07/14/00        500,000          498,807
United Parcel Service 6.41% due
  07/05/00 ............................. 2,500,000        2,498,219
                                                        -----------
Total Commercial Paper
(Identified cost $3,396,579)........................      3,396,579
----------------------------------------------------    -----------


Repurchase Agreement -- 4.67%
-------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 5.50% due
  07/03/00, Maturity Value
$  2,660,219
  Collateral: U.S. Treasury Note
  $2,740,000, 4.625% due 12/31/00
  Value $2,716,369 ..................... 2,659,000        2,659,000
                                                        -----------
Total Repurchase Agreement
(Identified cost $2,659,000)........................      2,659,000
----------------------------------------------------    -----------
Total Investments
(Identified cost $47,974,407).......................    $54,970,776
Other Assets Less Liabilities -- 3.48% .............      1,981,972
                                                        -----------
Net Assets -- 100% .................................    $56,952,748
----------------------------------------------------    -----------


(a) Non-income producing security.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
26

                       Enterprise Growth and Income Fund
                             SUBADVISER'S COMMENTS
Retirement System Investors Inc.

New York, New York

Investment Management

Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $1.1 billion for all of its clients.

Investment Objective

The objective of the Enterprise Growth and Income Fund is a total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Growth and Income Fund invests primarily in U.S. common stocks of large-capitalization companies. The Fund selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.

First Half 2000 Performance Review

The economy and corporate earnings continued their strong growth patterns, while inflation inched up a bit during the first half. However, some signs of a loss in momentum in both the economy and earnings surfaced as the period ended.

The stock market showed little gain for the first six months. Volatility increased and sharp declines in April and May, particularly in smaller technology and Internet issues, affected earlier gains. Growth stocks outperformed value stocks among the larger companies. Looking at market sectors, healthcare, utilities, energy and technology provided the best performance overall.

The Fund's biggest lift to performance came from large technology holdings such as Nortel Networks, Corning, EMC and Dallas Semiconductor. Another factor positively influencing the Fund's results was light exposure in the underperforming sectors of consumer cyclicals, communication services, and consumer staples. Lucent Technologies and Motorola were out-of-favor, non-contributors, in which the Fund recently increased holdings. The Fund's overall technology sector position is close to the market weightings. Helping performance among larger holdings was Tyco International and long-lagging Emerson Electric in the diversified industrial sector, and Safeway and Johnson & Johnson in the stable growth area. Laggards included Alcoa and Ingersoll Rand in the basic materials and capital goods sector, which the Fund may find attractive, in the event of a soft landing and extended economic cycle. Honeywell International also disappointed based on an indicated earnings growth shortfall.

Future Investment Strategy

Entering the second half of 2000, it appears the economy is slowing down, profit growth is easing and inflation is inching up. The key issue is whether the Federal Reserves' tightening moves will control inflation and provide a soft or hard landing for the economy. A soft landing may be positive for equities, as it may increase the odds of a further


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

extended period of reasonably good economic growth aided by high productivity. Under both scenarios, earnings growth momentum may slow, more so under a hard landing. RSI's assumption is that overall market price-to-earnings ("P/E") ratios may have a downward tendency as long as inflationary pressures build. So, while prospective gains appear more modest relative to the recent past, the market may rally later in the year as monetary policy stabilizes.

RSI's investment strategy going forward may emphasize soft cyclicals, capital goods/multi-industry, companies that benefit from higher productivity, expansion in foreign markets and a soft landing in the U.S. RSI may also maintain large holdings in defensive issues, which may be less affected by a slowing economy and may offer attractive value. The Fund may remain relatively underweighted in consumer industries and may continue to have close to a market position in the larger technology companies. Overall, the Fund's investments may have better than average future earnings growth, and could be priced at about a 10 percent discount to the market's valuation.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
28

                       Enterprise Growth and Income Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value
Common Stocks -- 89.53%
------------------------------------------------------------------
Aerospace -- 3.67%
------------------------------------------------------------------
Honeywell International Inc. ..........     119,475    $ 4,024,814
Lockheed Martin Corporation ...........       7,100        176,169
United Technologies Corporation .......      68,800      4,050,600
                                                       -----------
                                                         8,251,583
Banking -- 1.15%
------------------------------------------------------------------
Bank of America Corporation ...........       5,884        253,012
Chase Manhattan Corporation ...........      50,353      2,319,385
                                                       -----------
                                                         2,572,397
Broadcasting -- 1.05%
------------------------------------------------------------------
Time Warner Inc. ......................      30,950      2,352,200
Building & Construction -- 2.72%
------------------------------------------------------------------
Armstrong Holdings Inc. ...............      20,600        315,438
Martin Marietta Materials Inc. ........      32,450      1,312,197
Southdown Inc. ........................      77,622      4,482,670
                                                       -----------
                                                         6,110,305
Chemicals -- 0.74%
------------------------------------------------------------------
Du Pont (E. I.) de Nemours &
  Company .............................      5,650         247,188
Praxair Inc. ..........................     37,850       1,417,009
                                                       -----------
                                                         1,664,197
Communications -- 1.27%
------------------------------------------------------------------
PMC-Sierra Inc. (a) ...................     16,100       2,860,769
Computer Hardware -- 13.67%
------------------------------------------------------------------
Cisco Systems Inc. (a) ................     24,400       1,550,925
Dallas Semiconductor Corporation ......    206,310       8,407,132
EMC Corporation (a) ...................    186,400      14,341,150
Hewlett-Packard Company ...............      6,100         761,738
International Business Machines
  Corporation .........................     45,320       4,965,372
Xerox Corporation .....................     33,400         693,050
                                                       -----------
                                                        30,719,367
Computer Services -- 1.44%
------------------------------------------------------------------
Comverse Technology Inc. (a) ..........      1,350         125,550
Safeguard Scientifics Inc. (a) ........     82,500       2,645,156
Sun Microsystems Inc. (a) .............      5,200         472,875
                                                       -----------
                                                         3,243,581
Computer Software -- 1.78%
------------------------------------------------------------------
BMC Software Inc. (a) .................     80,075       2,921,486
Cadence Design Systems Inc. (a) .......     37,100         755,913
Computer Associates International
  Inc. ................................      6,350         325,041
Opus360 Corporation (a) ...............      1,375           5,070
                                                       -----------
                                                         4,007,510
Consumer Products -- 1.76%
------------------------------------------------------------------
Kimberly-Clark Corporation ............     68,750       3,944,531


                                          Number
                                        of Shares
                                       or Principal
                                          Amount           Value
Consumer Services -- 0.08%
------------------------------------------------------------------
United Parcel Service Inc. ............   3,160        $   186,440
Containers/Packaging -- 0.76%
------------------------------------------------------------------
Smurfit - Stone Container
  Corporation (a) ..................... 132,500          1,705,937
Crude & Petroleum -- 6.16%
------------------------------------------------------------------
BP Amoco (ADR) ........................  43,520          2,461,600
Exxon Mobil Corporation ...............  73,763          5,790,395
Royal Dutch Petroleum Company
  (ADR) ...............................  54,375          3,347,461
Texaco Inc. ...........................  42,300          2,252,475
                                                       -----------
                                                        13,851,931
Electrical Equipment -- 5.68%
------------------------------------------------------------------
Cypress Semiconductor
  Corporation (a) .....................   3,000            126,750
Emerson Electric Company .............. 190,400         11,495,400
General Electric Company ..............  21,600          1,144,800
                                                       -----------
                                                        12,766,950
Electronics -- 0.30%
------------------------------------------------------------------
Gemstar International Group Ltd. (a)      3,200            196,650
Integrated Device Technology (a) ......   8,000            479,000
                                                       -----------
                                                           675,650
Food, Beverages & Tobacco -- 2.41%
------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ........  65,800          4,914,437
PepsiCo Inc. ..........................     950             42,216
Philip Morris Companies Inc. ..........  17,080            453,688
                                                       -----------
                                                         5,410,341
Machinery -- 2.43%
--------------------------------------------------------------------
Deere & Company .......................  13,000            481,000
Ingersoll Rand Company ................  86,300          3,473,575
Snap-On Inc. ..........................  56,400          1,501,650
                                                       -----------
                                                         5,456,225
Manufacturing -- 8.13%
------------------------------------------------------------------
Corning Inc. ..........................  54,200         14,627,225
Milacron Inc. .........................  15,200            220,400
Tyco International Ltd. ...............  72,200          3,420,475
                                                       -----------
                                                        18,268,100
Metals & Mining -- 2.28%
------------------------------------------------------------------
Alcoa Inc. ............................ 167,500          4,857,500
Potash Corporation Saskatchewan
  Inc. ................................   5,000            275,937
                                                       -----------
                                                         5,133,437
Misc. Financial Services -- 1.94%
------------------------------------------------------------------
Citigroup Inc. ........................  43,300          2,608,825
Fannie Mae ............................  33,600          1,753,500
                                                       -----------
                                                         4,362,325

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Multi-Line Insurance -- 1.02%
----------------------------------------------------------------------
American General Corporation ............       1,100     $     67,100
American International Group Inc. .......      18,838        2,213,465
                                                          ------------
                                                             2,280,565
Oil Services -- 0.55%
----------------------------------------------------------------------
Halliburton Company .....................       9,100          429,406
Schlumberger Ltd. .......................      10,800          805,950
                                                          ------------
                                                             1,235,356
Paper & Forest Products -- 0.09%
----------------------------------------------------------------------
International Paper Company .............       7,000          208,688
Pharmaceuticals -- 5.72%
----------------------------------------------------------------------
Bristol-Myers Squibb Company ............      33,960        1,978,170
Elan Corporation (ADR) (a) ..............      62,950        3,049,141
Johnson & Johnson .......................      49,200        5,012,250
Merck & Company Inc. ....................      23,810        1,824,441
Pfizer Inc. .............................      20,562          986,976
                                                          ------------
                                                            12,850,978
Printing & Publishing -- 1.28%
----------------------------------------------------------------------
Lexmark International Group Inc.
  (Class A) (a) .........................       2,700          181,575
McGraw-Hill Companies Inc. ..............      49,750        2,686,500
                                                          ------------
                                                             2,868,075
Retail -- 5.48%
----------------------------------------------------------------------
CVS Corporation .........................      52,750        2,110,000
Federated Department Stores Inc. (a)           21,200          715,500
Safeway Inc. (a) ........................     130,900        5,906,863
Tiffany & Company .......................      47,100        3,179,250
Wal-Mart Stores Inc. ....................       6,850          394,731
                                                          ------------
                                                            12,306,344
Savings and Loan -- 0.46%
----------------------------------------------------------------------
Washington Mutual Inc. ..................      35,700        1,030,838
Semiconductors -- 2.86%
----------------------------------------------------------------------
Conexant Systems Inc. (a) ...............       1,500           72,938
Intel Corporation .......................      23,400        3,128,287
Texas Instruments Inc. ..................      47,000        3,228,312
                                                          ------------
                                                             6,429,537
Technology -- 0.08%
-----------------------------------------------------------------------
Agilent Technologies Inc. (a) ...........       2,326          171,543
Telecommunications -- 10.68%
-----------------------------------------------------------------------
Bell Atlantic Corporation ...............      27,700        1,407,506
GTE Corporation .........................       7,700          479,325
Lucent Technologies Inc. ................      63,516        3,763,323
Nortel Networks Corporation .............     214,720       14,654,640
QUALCOMM Inc. (a) .......................         430           25,800
SBC Communications Inc. .................      48,200        2,084,650
Tellabs Inc. (a) ........................      23,000        1,574,063
                                                          ------------
                                                            23,989,307

                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Transportation -- 1.13%
-------------------------------------------------------------------------
FedEx Corp. (a) .........................      67,050     $  2,547,900
Wireless Communications -- 0.76%
-------------------------------------------------------------------------
Motorola Inc. ...........................      58,450        1,698,703
Nokia Corporation (Class A) (ADR)                 250           12,484
                                                          ------------
                                                             1,711,187
                                                          ------------
Total Common Stocks
(Identified cost $145,231,863)...........                  201,174,094
-----------------------------------------                 ------------


Convertible Preferred Stocks -- 0.15%
----------------------------------------------------------------------
Misc. Financial Services -- 0.15%
----------------------------------------------------------------------
Kmart Financing (a) .....................       9,400          342,513
                                                          ------------
Total Convertible Preferred Stocks
(Identified cost $561,542)...............                      342,513
-----------------------------------------                 ------------
Commercial Paper -- 10.52%
----------------------------------------------------------------------
Alabama Power Company
  6.80% due 07/06/00 .................... $2,350,000         2,347,781
Consolidated Edison Company
  6.95% due 07/03/00 ....................  1,000,000           999,614
Ford Motor Credit Company
  6.78% due 07/06/00 ....................  6,300,000         6,294,067
General Motors Corporation
  6.79% due 07/05/00 ....................  7,000,000         6,994,719
Pharmacia Corporation
  6.95% due 07/05/00 ....................  7,000,000         6,994,594
                                                          ------------
Total Commercial Paper
(Identified cost $23,630,775)............                   23,630,775
-----------------------------------------                 ------------
Call Options Written -- (0.02)%
----------------------------------------------------------------------
Corning Inc., expires July 2000,
  $230 (a)...............................         10           (40,125)
                                                          ------------
Total Call Options Written
(Premiums Received $(22,074))............                      (40,125)
-----------------------------------------                 ------------

Total Investments, Net
(Identified cost $169,402,106)...........                 $225,107,257
Other Assets Less Liabilities -- (0.18)%.                     (400,315)
                                                          ------------

Net Assets -- 100% ......................                 $224,706,942
-----------------------------------------                 ------------


(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
30

                         Enterprise Equity Income Fund
                             SUBADVISER'S COMMENTS
1740 Advisers, Inc.

New York, New York

Investment Management

1740 Advisers has been subadviser to the Enterprise Equity Income Fund since its inception. 1740 Advisers is a member of The MONY Group, Inc. (NYSE: MNY) and manages approximately $1.3 billion for institutional clients and its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

The Equity Income Fund invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

First Half 2000 Performance Review

During the first half of the year, investors experienced two different markets, both heavily influenced by the performance of "new economy" stocks -- technology, media, and telecommunications. Up until the middle of March these big-cap growth names, which dominate the S&P 500 and Nasdaq indices, were market favorites and went almost straight up, while everything else stagnated or declined. Then in a matter of weeks everything reversed; technology-related stocks suffered a severe decline while many other groups went up. Healthcare, energy, financial and some cyclicals experienced strong rallies.

The performance of the Equity Income Fund mirrored this reversal. The Fund cannot own most technology, media, and telecommunications stocks because these stocks have little or no dividend yield, and it does not have substantial holdings in healthcare and the other groups that rallied as tech declined. This pattern will very likely continue as long as the technology, media, and telecommunications stocks constitute such a substantial portion of the popular averages. They are great companies with exciting products and very attractive future prospects. The valuation usually affects these attributes, and from time to time they become excessively valued and almost everything else is neglected. The market then generally corrects the disparity.

Future Investment Strategy

The outlook therefore is not great, but neither is it all negative. Stocks may be supported by still growing earnings and improved valuations for most companies, but may be constrained by concern about the Federal Reserve and still rich valuations for the biggest growth names. The economic slowdown, worldwide central bank concern about inflation and the growing Federal budget surplus, may provide strong support for the bond market and some help for stocks.

All in all the best outcome, and the one that the Federal Reserve would like, would be for most stocks to mark time for awhile, and for some of the most overvalued names to sell off a bit. If the market surges upward and investors move right back into the same large-cap technology names, the Federal Reserve may lean toward a tighter policy.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

The major risk continues to lie in these high quality, well-known growth stocks and in the big averages. The new economy is for real, and these stocks may have very attractive futures, but this is more than reflected in their prices. This valuation disparity has created opportunity in the rest of the market where many good companies are selling at more reasonable prices. If there is another sell off in the growth sector, the rest of the market may not be immune, but the values and the fact that many of these stocks have already suffered major declines may provide some cushion.

The slower economy and the uncertainties regarding the Federal Reserve indicate a more defensive strategy. This means less in economy-sensitive sectors such as basic materials and more in healthcare and consumer staples. If the Federal Reserve is nearing the end of its tightening, then financial stocks, both banks and insurance, may do well. Finally, the energy sector remains as a major overweight, including integrated oils, oil service and drilling and natural gas. Demand remains strong, earnings estimates are increasing and dividend yields remain attractive.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
32

                         Enterprise Equity Income Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Common Stocks -- 96.13%
---------------------------------------------------------------------
Aerospace -- 3.82%
---------------------------------------------------------------------
Honeywell International Inc. .............   30,000       $ 1,010,625
Northrop Grumman Corporation .............   30,000         1,987,500
United Technologies Corporation ..........   40,000         2,355,000
                                                          -----------
                                                            5,353,125
Automotive -- 1.73%
---------------------------------------------------------------------
Ford Motor Company .......................   35,000         1,505,000
General Motors Corporation ...............   15,000           870,937
Visteon Corporation ......................    4,583            55,565
                                                          -----------
                                                            2,431,502
Banking -- 5.29%
---------------------------------------------------------------------
Bank of America Corporation ..............   25,000         1,075,000
Bank of New York Company Inc. ............   35,000         1,627,500
Chase Manhattan Corporation ..............   34,500         1,589,156
FleetBoston Financial Corporation ........   25,000           850,000
Mellon Financial Corporation .............   20,000           728,750
Wells Fargo & Company ....................   40,000         1,550,000
                                                          -----------
                                                            7,420,406
Chemicals -- 1.53%
---------------------------------------------------------------------
Dow Chemical Company .....................   35,000         1,056,563
Du Pont (E. I.) de Nemours &
  Company ................................   25,000         1,093,750
                                                          -----------
                                                            2,150,313
Computer Hardware -- 1.04%
---------------------------------------------------------------------
Xerox Corporation ........................   70,000         1,452,500
Conglomerates -- 2.14%
---------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ................................   20,000         1,650,000
Textron Inc. .............................   25,000         1,357,813
                                                          -----------
                                                            3,007,813
Consumer Non-Durables -- 1.90%
---------------------------------------------------------------------
Avon Products Inc. .......................   60,000         2,670,000
Consumer Products -- 2.37%
---------------------------------------------------------------------
Colgate-Palmolive Company ................   20,000         1,197,500
Kimberly-Clark Corporation ...............   25,000         1,434,375
Procter & Gamble Company .................   12,000           687,000
                                                          -----------
                                                            3,318,875
Crude & Petroleum -- 9.35%
---------------------------------------------------------------------
BP Amoco (ADR) ...........................   55,000         3,110,938
Burlington Resources Inc. ................   35,000         1,338,750
Chevron Corporation ......................   20,000         1,696,250
Exxon Mobil Corporation ..................   45,000         3,532,500
Royal Dutch Petroleum Company
  (ADR) ..................................   30,000         1,846,875
Texaco Inc. ..............................   30,000         1,597,500
                                                          -----------
                                                           13,122,813

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Electrical Equipment -- 5.26%
-----------------------------------------------------------------------
Emerson Electric Company .................   30,000       $ 1,811,250
General Electric Company .................  105,000         5,565,000
                                                          -----------
                                                            7,376,250
Energy -- 6.61%
---------------------------------------------------------------------
Duke Energy Corporation ..................  35,000          1,973,125
El Paso Energy Corporation ...............  50,000          2,546,875
Enron Corporation ........................  35,000          2,257,500
Williams Companies Inc. ..................  60,000          2,501,250
                                                          -----------
                                                            9,278,750
Food, Beverages & Tobacco -- 0.93%
---------------------------------------------------------------------
Coca-Cola Company ........................  11,000            631,813
PepsiCo Inc. .............................  15,000            666,562
                                                          -----------
                                                            1,298,375
Insurance -- 1.07%
---------------------------------------------------------------------
Cigna Corporation ........................  16,000          1,496,000
Machinery -- 2.69%
---------------------------------------------------------------------
Caterpillar Inc. .........................  38,000          1,287,250
Deere & Company ..........................  40,000          1,480,000
Pitney Bowes Inc. ........................  25,000          1,000,000
                                                          -----------
                                                            3,767,250
Manufacturing -- 0.95%
---------------------------------------------------------------------
Eaton Corporation ........................  20,000          1,340,000
Metals & Mining -- 1.24%
---------------------------------------------------------------------
Alcoa Inc. ...............................  60,000          1,740,000
Misc. Financial Services -- 1.93%
---------------------------------------------------------------------
Citigroup Inc. ...........................  45,000          2,711,250
Multi-Line Insurance -- 0.39%
---------------------------------------------------------------------
Lincoln National Corporation .............  15,000            541,875
Oil Services -- 8.91%
---------------------------------------------------------------------
Baker Hughes Inc. ........................  50,000          1,600,000
Diamond Offshore Drilling Inc. ...........  45,000          1,580,625
Halliburton Company ......................  35,000          1,651,562
Kerr-McGee Corporation ...................  25,000          1,473,438
KeySpan Corporation ......................  45,000          1,383,750
Phillips Petroleum Company ...............  30,000          1,520,625
Schlumberger Ltd. ........................  20,000          1,492,500
Tidewater Inc. ...........................  50,000          1,800,000
                                                          -----------
                                                           12,502,500
Paper & Forest Products -- 2.70%
---------------------------------------------------------------------
Bowater Inc. .............................  30,000          1,323,750
Georgia-Pacific Group ....................  35,000            918,750
International Paper Company ..............  45,000          1,341,563
Temple-Inland Inc. .......................   5,000            210,000
                                                          -----------
                                                            3,794,063

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Pharmaceuticals -- 18.99%
----------------------------------------------------------------------
Abbott Laboratories ......................      45,000    $  2,005,312
American Home Products Corporation              45,000       2,643,750
Baxter International Inc. ................      30,000       2,109,375
Bristol-Myers Squibb Company .............      40,000       2,330,000
Eli Lilly & Company ......................      30,000       2,996,250
Johnson & Johnson ........................      30,000       3,056,250
Merck & Company Inc. .....................      37,000       2,835,125
Pfizer Inc. ..............................      60,000       2,880,000
Pharmacia Corporation ....................      40,000       2,067,500
Schering-Plough Corporation ..............      35,000       1,767,500
Smithkline Beecham (ADR) .................      30,000       1,955,625
                                                          ------------
                                                            26,646,687
Printing & Publishing -- 0.77%
----------------------------------------------------------------------
McGraw-Hill Companies Inc. ...............      20,000       1,080,000
Property-Casualty Insurance -- 0.66%
----------------------------------------------------------------------
Chubb Corporation ........................      15,000         922,500
Raw Materials -- 0.77%
----------------------------------------------------------------------
Weyerhaeuser Company .....................      25,000       1,075,000
Real Estate -- 3.16%
----------------------------------------------------------------------
Boston Properties Inc. ...................      30,000       1,158,750
Crescent Real Estate Equities Company           50,000       1,025,000
Equity Office Properties Trust ...........      40,000       1,102,500
Equity Residential Properties Trust ......      25,000       1,150,000
                                                          ------------
                                                             4,436,250
Telecommunications -- 9.93%
----------------------------------------------------------------------
AT&T Corporation .........................      35,000       1,106,875
Bell Atlantic Corporation ................      45,000       2,286,562
BellSouth Corporation ....................      50,000       2,131,250
GTE Corporation ..........................      33,000       2,054,250
SBC Communications Inc. ..................      50,000       2,162,500
Sprint Corporation .......................      35,000       1,785,000
U.S. West Inc. ...........................      28,000       2,401,000
                                                          ------------
                                                            13,927,437
                                                          ------------
Total Common Stocks
(Identified cost $114,712,076)............                 134,861,534
------------------------------------------                ------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Commercial Paper -- 3.45%
----------------------------------------------------------------------
Delphi Auto Systems
  6.95% due 07/07/00 .....................   $800,000     $    799,073
Nabisco Inc.
  6.77% due 07/13/00 .....................  2,726,000        2,719,848
Textron Financial Corporation
  6.55% due 07/27/00 .....................  1,335,00         1,328,685
                                                          ------------
Total Commercial Paper
(Identified cost $4,847,606)..............                   4,847,606
------------------------------------------                ------------


Total Investments
(Identified cost $119,559,683).............               $139,709,140

Other Assets Less Liabilities -- 0.42% ....                    588,394
                                                          ------------

Net Assets -- 100% ........................               $140,297,534
-------------------------------------------               ------------


(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
34

                     Enterprise International Growth Fund
                             SUBADVISER'S COMMENTS

Vontobel USA Inc.

New York, New York

Investment Management

Vontobel USA became the subadviser on April 1, 1999. Vontobel manages approximately $2 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Fund is to seek capital appreciation.

Investment Strategies

The International Growth Fund invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.

First Half 2000 Performance Review

After outperforming EAFE in 1999, the Fund has given back some of the excess returns during the first half of 2000. U.S. interest rate fears and continued selling pressure on technology, media and telecommunications companies contributed to the Fund's underperformance. Market events are mostly driven by large capital flows, and it was no different during the first half as world markets redefined value by selling off last year's high-priced technology, media and telecommunications issues. Not surprisingly, Japan, which was last year's best-performing market, was the worst-performer year-to-date, down 14 percent.

As bottom-up investors, Vontobel generally avoids making frequent changes from a country or sector standpoint. This year, though, the Fund faced a high valuation risk that exceeded Vontobel's margin of safety. At year-end 1999, due to strong returns, the Fund was valued at a P/E ratio of 40 and an earnings-per-share ("EPS") growth rate of 26 percent. Vontobel reduced the Fund's technology, media and telecommunications weighting by approximately 14 percent in the first quarter and another 10 percent in the second quarter. The Fund maintains more than 24 percent in technology, media and telecommunications firms whose growth prospects and market leadership, Vontobel believes, justify their lofty valuations. The sector rebalancing did not reduce the growth profile of the Fund. At June 30, the Fund had a P/E ratio of 24 and an EPS growth rate of 22 percent.

Future Investment Strategy

Day-to-day sentiment changes but Vontobel's investment process stays the same. Vontobel invests the Fund in firms with defensible franchises that show potential growth at much more reliable rates than their competitors, and Vontobel invests with a five-year time horizon. The environment for bottom-up investors is very challenging but highly attractive candidates have not been lacking in the Fund's investable universe. This year the Fund added close to 25 new stocks that Vontobel has been following over the last three to five years. These companies have strong franchises and have continued to generate better than 15 percent growth in cash flow and earnings. While repositioning the Fund's holdings has not yet benefited returns, Vontobel believes the fundamentals in international markets remain very attractive.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Returns on capital ("ROC") and returns on equity ("ROE") of companies in Europe, and even more so in Japan, seem to be reversing their negative trends. Taking into account their ongoing restructuring and the enhanced use of corporate balance sheets, which for the most part are much stronger than those of their U.S. counterparts, Vontobel believes the Fund's holdings may have great potential for improved profitability, as expressed in higher ROE's and ROC's. The Fund remains defensively positioned against the MSCI EAFE benchmark in terms of sector allocation and individual stock picks.

As with all international funds, the Enterprise International Growth Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

Industry classifications for the Fund as a percentage of total market value at June 30, 2000 are as follows (Unaudited):


Industry
Aerospace & Military Technology          1.28%
Appliances & Household Durables          2.54%
Automobiles                              1.08%
Banking                                  7.56%
Beverages & Tobacco                      1.32%
Broadcasting & Publishing                4.79%
Building Materials & Components          1.96%
Business & Public Service               10.29%
Chemicals                                0.93%
Data Processing & Reproduction           4.51%
Electrical & Electronics                 3.00%
Electronic Components, Instruments       7.99%
Energy Sources                           4.04%
Financial Services                       7.51%


Food & Household Products                3.00%
Health & Personal Care                  10.00%
Industrial Components                    0.94%
Insurance                                7.74%
Machinery & Engineering                  1.32%
Merchandising                            1.39%
Misc. Materials & Commodities            0.88%
Multi-Industry                           1.43%
Real Estate                              1.85%
Recreation, Other Consumer Goods         1.65%
Telecommunications                       7.08%
Textiles & Apparels                      1.00%
Cash/Other                               2.92%
                                       ------
  Total                                100.00%
                                       ======

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
36

                     Enterprise International Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value
Common Stocks -- 94.85%
------------------------------------------------------------------
Australia -- 3.08%
------------------------------------------------------------------
Computershare Ltd. ....................    86,500      $   444,372
Macquarie Bank Ltd. ...................    42,200          658,200
Powerlan Ltd. .........................   516,800          539,640
Westfield Holdings ....................   155,700        1,069,255
Woodside Petroleum ....................   107,200          833,443
                                                       -----------
                                                         3,544,910
Denmark -- 0.95%
------------------------------------------------------------------
Novo Nordisk (Class B) ................     6,400        1,089,090
Finland -- 2.57%
--------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .....    44,800        2,237,200
Perlos Corp ...........................    22,700          717,333
                                                       -----------
                                                         2,954,533
France -- 10.25%
------------------------------------------------------------------
Altran Technologies ...................     7,500        1,468,568
Atos ..................................     9,000          842,046
Axa ...................................     9,000        1,417,730
Cap Gemini ............................     2,598          457,618
Carrefour .............................    14,000          956,992
CGIP ..................................    20,020          852,444
Dassault Systemes .....................    10,000          932,742
L'Oreal ...............................     1,000          865,913
Publicis ..............................     1,900          745,526
Sidel .................................     6,200          502,831
Societe Generale ......................    10,000          601,461
STMicroelectronics ....................    11,100          699,414
Total Fina (Class B) ..................     9,500        1,456,586
                                                       -----------
                                                        11,799,871
Germany -- 2.83%
------------------------------------------------------------------
Allianz ...............................     3,900        1,401,090
Bayerische Motoren Werke ..............    22,000          664,758
Muenchener Rueckvers ..................     3,800        1,193,566
                                                       -----------
                                                         3,259,414
Hong Kong -- 1.75%
------------------------------------------------------------------
Dah Sing Financial Group ..............   124,000          499,468
Hutchison Whampoa .....................    62,700          788,224
SmarTone Telecommunications
  Holdings Ltd. .......................   103,000          227,920
Sun Hung Kai Properties Ltd. ..........    70,000          502,854
                                                       -----------
                                                         2,018,466
Ireland -- 1.93%
------------------------------------------------------------------
Allied Irish Banks ....................  57,800            517,604
CRH ...................................  21,400            387,160
Elan Corporation (ADR) (a) ............  27,200          1,317,500
                                                       -----------
                                                         2,222,264
Italy -- 3.83%
------------------------------------------------------------------
ENI ...................................   139,300          804,588
Parmalat Finanz .......................   375,800          530,272


                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value
Pininfarina ...........................  34,000        $   573,240
Pirelli ............................... 410,000          1,078,382
Telecom Italia ........................  42,000            577,403
TIM ...................................  83,000            847,869
                                                       -----------
                                                         4,411,754
Japan -- 20.03%
------------------------------------------------------------------
Asatsu-DK Inc. ........................  14,000            573,960
Benesse Corp ..........................   9,000            623,439
Fuji Photo Film Company ...............   8,000            327,223
Fujitsu Ltd. ..........................  51,000          1,764,007
Fujitsu Support & Service Inc. ........   3,200            316,667
Hikari Tsushin Inc. ...................   1,000             40,997
Hoya Corporation ......................   9,000            805,806
Mikuni Coca-Cola Bottling
  Company Ltd. ........................  17,000            246,577
Murata Manufacturing Company Ltd.......  10,000          1,434,428
Nichiei Company Ltd. ..................  13,500            221,384
Nintendo Company Ltd. .................   9,000          1,570,897
Nippon Telegraph & Telephone
  Corporation .........................       5             66,444
Nippon TV Network .....................   1,600          1,040,479
NTT Mobile Communication Network
  Inc. ................................      58          1,568,823
Rohm Company Ltd. .....................   7,000          2,045,144
Ryohin Keikaku Company Ltd. ...........   9,000          1,145,092
Secom Company Ltd. ....................  12,000            876,490
Seven Eleven Japan ....................   8,000            668,772
Shin-Etsu Chemical Company Ltd. .......  21,000          1,064,794
Shohkoh Fund ..........................   4,300            968,569
Sony Corporation ......................  10,500            979,690
Takeda Chemical Industries ............  28,000          1,836,671
Tokyo Broadcasting System Inc. ........  31,000          1,338,109
Tokyo Electron Ltd. ...................   8,000          1,094,765
Yasuda Fire & Marine Insurance
  Company Ltd. ........................  81,000            426,738
                                                       -----------
                                                        23,045,965
Malaysia -- 0.03%
------------------------------------------------------------------
Malayan Banking Berhad ................   7,000             28,368
Netherlands -- 6.88%
------------------------------------------------------------------
Aegon .................................  36,582          1,301,649
Aegon (ADR) ...........................  11,138            396,791
ASM Lithography Holdings ..............  34,500          1,482,831
Getronics .............................  40,000            616,737
Heineken ..............................  20,900          1,272,019
Philips Electronics ...................  40,968          1,932,141
Unilever ..............................  19,900            912,880
                                                       -----------
                                                         7,915,048
Norway -- 1.57%
------------------------------------------------------------------
Nycomed Amersham ......................  82,800            800,932
Tomra Systems .........................  38,100          1,010,169
                                                       -----------
                                                         1,811,101

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Singapore -- 2.17%
---------------------------------------------------------------------
Datacraft Asia Ltd. .....................      82,120    $    722,656
DBS Group Holdings ......................      62,000         796,989
Singapore Press Holdings Ltd. ...........      62,388         975,377
                                                         ------------
                                                            2,495,022
Spain -- 0.95%
---------------------------------------------------------------------
Banco Santander Central Hispano .........      53,000         559,120
Telefonica ..............................      25,000         537,019
                                                         ------------
                                                            1,096,139
Sweden -- 7.32%
---------------------------------------------------------------------
Assa Abloy (Class B) ....................      92,850       1,863,316
Investor (Class B) ......................      33,200         453,583
LM Ericsson Telephone Company
  (Class B) .............................      84,400       1,669,819
Modern Time Group (Class B) (a) .........      13,700         652,381
Nordbanken Holdings .....................     202,300       1,525,278
Securitas (Class B) .....................      40,400         856,553
Skandia Forsakrings .....................      53,000       1,400,113
                                                         ------------
                                                            8,421,043
Switzerland -- 9.32%
---------------------------------------------------------------------
Credit Suisse Group .....................      11,500       2,287,593
Givaudan ................................         340         103,482
Nestle ..................................         610       1,220,897
Pharma Vision 2000 (a) ..................         500         334,089
PSP Swiss Property ......................       6,000         551,707
Rieter Holdings .........................       3,000       1,011,463
Roche Holdings ..........................          65         687,535
Roche Holdings Genusschein ..............         250       2,433,642
Schweizerische Rueckversicherungs-
  Gesellschaft ..........................         640       1,304,481
Zurich Allied ...........................       1,600         790,535
                                                         ------------
                                                           10,725,424
United Kingdom -- 19.39%
---------------------------------------------------------------------
3I Group ................................      52,000       1,069,277
Abbey National ..........................      55,000         657,442
Amvescap ................................     100,000       1,603,886
Astrazeneca .............................      28,000       1,307,015
BP Amoco (ADR) ..........................      14,600         825,813
Capita Group ............................      76,300       1,866,818
Compass Group ...........................     141,000       1,857,186
Dixons Group ............................     158,143         643,679
Glaxo Wellcome ..........................      39,300       1,145,887
Hays ....................................     103,200         575,420
HSBC Holdings ...........................      90,100       1,029,975
Invensys ................................     235,900         885,212
Lasmo ...................................     340,000         722,808
Logica ..................................      34,000         804,606
Misys ...................................      59,800         504,897
Provident Financial .....................      38,400         403,816
Prudential Corporation ..................      83,000       1,215,685


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Royal Bank Scot Group ...................      50,000    $    836,744
Vodafone AirTouch .......................     500,219       2,020,871
WPP Group ...............................     160,000       2,336,226
                                                         ------------
                                                           22,313,263
                                                         ------------
Total Common Stocks
(Identified cost $97,412,864)............                 109,151,675
-----------------------------------------                ------------

Preferred Stocks -- 1.36%
---------------------------------------------------------------------
Germany -- 1.36%
---------------------------------------------------------------------
Prosieben Media .........................       6,000         746,099
SAP .....................................       4,400         811,266
                                                         ------------
                                                            1,557,365
                                                         ------------
Total Preferred Stocks
(Identified cost $1,558,909).............                   1,557,365
-----------------------------------------                ------------

Warrants -- 0.24%
---------------------------------------------------------------------
Switzerland -- 0.24%
---------------------------------------------------------------------
Zuercher Kantonalbank Call
  Warrant (a) (e) .......................     425,000         276,160
                                                         ------------
Total Warrants
(Identified cost $272,686)................                    276,160
------------------------------------------               ------------

Repurchase Agreements -- 2.35%
---------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 5.50%
  due 07/03/00,
  Maturity Value $2,707,240
  Collateral: U.S. Treasury Bond
  $3,040,000, 5.25% due 02/15/29,
  Value $2,822,669.......................  $2,706,000       2,706,000
                                                         ------------
Total Repurchase Agreements
(Identified cost $2,706,000).............                   2,706,000
-----------------------------------------                ------------


Total Investments
(Identified cost $101,950,460)............               $113,691,200
Other Assets Less Liabilities -- 1.20% ...                  1,385,560
                                                         ------------

Net Assets -- 100% .......................               $115,076,760
------------------------------------------               ------------


(a) Non-income producing security.
(e) The warrants entitle the fund to purchase 1 share of Credit Suisse Group for every 40 warrants held and 290 CHF until September 15, 2000.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
38

                           Enterprise Internet Fund
                             SUBADVISER'S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Fred Alger Management, Inc., which has approximately $21 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise Internet Fund is to seek long-term capital appreciation.

Investment Strategies

Under normal conditions, the Internet Fund will invest at least 65 percent of its assets in the equity securities of companies in the Internet, Intranet and "high tech" sectors. In choosing which companies' stock the Fund should purchase, the subadviser invests in those companies listed on a U.S. securities exchange or Nasdaq which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Fund may also invest in other "high tech" companies. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotic sectors.

First Half 2000 Performance Review

The stock market experienced an extremely volatile start in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Soaring fuel prices contributed heavily to inflation fears as oil neared $30 per barrel. Also, third and fourth quarter GDP numbers represented the strongest two-quarter GDP growth in more than a decade. Against this background of higher commodity prices and unrelenting economic expansion, the Federal Reserve raised both the Fed Funds rate and the discount rate 0.25 percent on February 2nd. Two days before the Fed meeting, the S&P 500 Index ended January with a negative 5.00 percent return.

February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The Nasdaq Composite and Russell 2000 pushed strongly higher, led by many of the same companies that had driven the market towards the end of 1999. Biotechnology stocks posted especially strong gains. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market.

While the media was shining a spotlight on "new economy" stocks, March rolled around and the market quickly changed its pace. Many technology-oriented, new economy growth stocks corrected severely during March, driven down by valuation concerns and sector rotations. Money flowed out of technology stocks and into so-called "old economy" stocks, including financials, pharmaceuticals and retailers. Many of the trading days during March saw the Dow moving strongly in one direction and the Nasdaq moving decisively in the other, with each index taking turns in the lead. However, a reversal of fortunes was clearly the general trend, with the Dow advancing while the Nasdaq was retreating. As March neared its close, the market continued to struggle with the conflict between the


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

new economy and the old economy. The Federal Reserve also bumped interest rates by another 0.25 percent on March 21st, adding to interest rate fears.

Alarmingly, on April 4th, the Nasdaq fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the Nasdaq continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3227. This represented a drop of more than 37 percent from high to low, which certainly qualifies as a full-fledged bear market. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The Nasdaq's plummet began anew during May, before finally bottoming at 3043 on May 24th. This brought the total drop in the technology-heavy index to 41 percent. While the Dow and other value-oriented indices did fare somewhat better than the Nasdaq over this time span, losses were widespread across the board.

Most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the Nasdaq returned in excess of 33 percent, before retreating somewhat by June 30. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Perhaps the most significant report was the May employment report, which showed an increase in the unemployment rate to 4.1 percent. After the Federal Reserve had hiked interest rates by 0.50 percent during their May meeting, the employment report effectively soothed concerns about potential rampant interest rate increases. By the time the Federal Reserve met again in late June, widespread interest rate and inflation concerns had been greatly alleviated. On June 28th, the Federal Reserve announced that it would not raise rates, thereby giving further credibility to the notion that the economy has indeed been slowing.

The heavy overweighting in the technology sector that is inherent to the Enterprise Internet Fund negatively impacted the performance of the Fund during the first half. As of June 30th, the Fund's top five industries were Communication Equipment, Semiconductors, Computer Services, Computer Software and Computer Related & Business Services.

The top ten holdings, as of June 30, 2000, represented slightly less than 30 percent of the Fund's net assets. In descending order, the largest positions were JDS Uniphase Corporation (4.13 percent), Microsoft Corporation (3.33 percent), Verisign Inc. (3.28 percent), eBay Inc. (3.11 percent), Cisco Systems Inc. (2.91 percent), Redback Network Inc. (2.78 percent), Ciena Corporation (2.72 percent), Maxim Integrated Products Inc. (2.50 percent), Intel Corporation (2.41 percent) and LSI Logic Corporation (2.30 percent). Holdings are subject to change. The Enterprise Internet Fund is somewhat weighted towards large-cap stocks. However, a number of smaller companies are also represented in the Fund, including a significant percentage of mid-cap stocks.

Future Investment Strategy

The last time serious tightening occurred was 1994 when the Federal Reserve doubled the Fed Funds rate from 3 percent to 6 percent, between April 1994 and December 1994. A strong sell-off ensued and the highs were not revisited until early 1995 when the tightening ended. It is Alger's sense that by August, the Federal Reserve will no longer be inclined to raise rates. Of course this will depend on whether economic news continues to show a moderating economy. If it does, there may be a sharp rally in both the bond and stock markets in the second half of the year, similar to early 1995.

Regardless of market conditions, Alger will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, Alger plans to continue to seek out and invest in companies that it believes will grow their earnings rapidly and consistently.

The Enterprise Internet Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
40

                           Enterprise Internet Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                            Number
                                           of Shares
                                         or Principal
                                            Amount        Value
Common Stocks -- 97.21%
---------------------------------------------------------------------
Broadcasting -- 1.51%
---------------------------------------------------------------------
AT&T Corporation - Liberty
  Media Group (Class A) (a) .............     262,000     $ 6,353,500
Business Services -- 3.99%
---------------------------------------------------------------------
Ariba Inc. (a) ..........................      90,400       8,863,438
BEA Systems Inc. (a) ....................     160,000       7,910,000
                                                          -----------
                                                           16,773,438
Communications -- 11.47%
---------------------------------------------------------------------
Brocade Communications Systems
  Inc. (a) ..............................      10,800       1,981,631
JDS Uniphase Corporation (a) ............     144,960      17,378,856
MRV Communications Inc. (a) .............      50,000       3,362,500
PMC-Sierra Inc. (a) .....................      35,400       6,290,138
Redback Networks, Inc. (a) ..............      65,600      11,676,800
SDL Inc. (a) ............................      26,500       7,557,469
                                                          -----------
                                                           48,247,394
Computer Hardware -- 6.55%
---------------------------------------------------------------------
Cisco Systems Inc. (a) ..................     192,400      12,229,425
Dell Computer Corporation (a) ...........     161,000       7,939,312
Hewlett-Packard Company .................      59,200       7,392,600
                                                          -----------
                                                           27,561,337
Computer Services -- 10.47%
----------------------------------------------------------------------
America Online Inc. (a) .................     141,300       7,453,575
Digex Inc. (a) ..........................      25,000       1,698,437
InterNAP Network Services
  Corporation (a) .......................     130,000       5,397,031
Sun Microsystems Inc. (a) ...............      70,100       6,374,719
VeriSign Inc. (a) .......................      78,200      13,802,300
Yahoo! Inc. (a) .........................      75,000       9,290,625
                                                          -----------
                                                           44,016,687
Computer Software -- 18.28%
----------------------------------------------------------------------
Art Technology Group Inc. (a) ...........      67,200       6,783,000
Broadvision Inc. (a) ....................      70,000       3,556,875
Check Point Software
  Technologies Ltd. (a) .................      25,000       5,293,750
Commerce One Inc. (a) ...................     110,000       4,992,969
Exodus Communications Inc. (a) ..........     117,400       5,407,738
i2 Technologies Inc. (a) ................      61,445       6,406,601
Microsoft Corporation (a) ...............     175,200      14,016,000
Oracle Corporation (a) ..................      79,300       6,666,156
Phone.com Inc. (a) ......................      79,600       5,183,950
priceline.com Inc. (a) ..................     140,000       5,317,813
Veritas Software Corporation (a) ........      64,600       7,300,809
Vignette Corporation (a) ................     114,500       5,955,789
                                                          -----------
                                                           76,881,450


                                            Number
                                          of Shares
                                         or Principal
                                            Amount         Value
Electronics -- 4.82%
---------------------------------------------------------------------
Applied Materials Inc. (a) ..............      90,200     $ 8,174,375
Broadcom Corporation (Class A)
  (a) ...................................      26,600       5,823,738
KLA-Tencor Corporation (a) ..............     107,000       6,266,187
                                                          -----------
                                                           20,264,300
Manufacturing -- 1.54%
---------------------------------------------------------------------
Corning Inc. ............................      24,000       6,477,000
Retail -- 3.11%
---------------------------------------------------------------------
eBay Inc. (a) ...........................     241,100      13,094,744
Semiconductors -- 20.44%
---------------------------------------------------------------------
Altera Corporation (a) ..................      83,400       8,501,587
Applied Micro Circuits
  Corporation (a) .......................      42,000       4,147,500
ASM Lithography Holding (a) .............     120,300       5,308,238
Elantec Semiconductor Inc. (a) ..........      80,000       5,570,000
Intel Corporation .......................      75,900      10,146,881
LSI Logic Corporation (a) ...............     179,000       9,688,375
Maxim Integrated Products Inc.
  (a) ...................................     155,000      10,530,312
Micron Technology Inc. (a) ..............     107,200       9,440,300
Teradyne Inc.(a) ........................      77,200       5,674,200
Texas Instruments Inc. ..................     123,600       8,489,775
Vitesse Semiconductor
  Corporation (a) .......................     102,600       7,547,513
Xilinx Inc. (a) .........................      10,800         891,675
                                                          -----------
                                                           85,936,356
Technology -- 3.54%
---------------------------------------------------------------------
Lam Research Corporation (a) ............     143,000       5,362,500
Network Appliance Inc. (a) ..............     118,200       9,515,100
                                                          -----------
                                                           14,877,600
Telecommunications -- 9.77%
---------------------------------------------------------------------
Amdocs Ltd. (a) .........................      54,000       4,144,500
Ciena Corporation (a) ...................      68,700      11,451,431
Efficient Networks Inc. (a) .............      64,800       4,766,850
LM Ericsson Telephone Company
  (ADR) .................................     231,200       4,624,000
Nortel Networks Corporation .............      96,000       6,552,000
Sycamore Networks Inc. (a) ..............      86,300       9,525,363
                                                          -----------
                                                           41,064,144
Wireless Communications -- 1.72%
---------------------------------------------------------------------
Nokia Corporation (Class A)
  (ADR) .................................     144,400       7,210,975
                                                          -----------
Total Common Stocks
(Identified cost $358,759,122)...........                 408,758,925
-----------------------------------------                 -----------

Commercial Paper -- 0.71%
---------------------------------------------------------------------
Nestle Capital Corporation
  6.66% due 07/07/00 ....................  $3,000,000       2,996,670
                                                          -----------
Total Commercial Paper
(Identified cost $2,996,670).............                   2,996,670
-----------------------------------------                 -----------



                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Number
                                            of Shares
                                          or Principal
                                             Amount          Value
Repurchase Agreement -- 0.25%
---------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 5.50%
  due 07/03/00, Maturity Value
  $1,073,492 Collateral: U.S.
  Treasury Bond $1,095,000,
  6.00% due 02/15/26, Value
  $1,122,465 ........................... $1,073,000      $  1,073,000
                                                         ------------
Total Repurchase Agreement
(Identified cost $1,073,000)..........................      1,073,000
---------------------------------------------------------------------


                                             Number
                                            of Shares
                                          or Principal
                                             Amount          Value
Total Investments
(Identified cost $362,828,792).........................  $412,828,595
Other Assets Less Liabilities -- 1.83% ................     7,678,835
                                                         ------------
Net Assets -- 100% ...................................   $420,507,430
---------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                               [GRAPHIC OMITTED]


                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
42

                    Enterprise International Internet Fund
                             SUBADVISER'S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Fred Alger Management, Inc., which has approximately $21 billion in assets under management, became the subadviser to the Fund on June 30, 2000, the Fund's inception date. Alger's normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise International Internet Fund is to seek long-term capital appreciation.

Investment Strategies

The Fund pursues its goal by investing primarily in foreign companies engaged in Internet or intranet related businesses. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in equity securities of foreign companies that are engaged in the research, design, development, and manufacturing of products, processes or services or engaged to a significant extent in the business of distributing such products, processes or services for use with the Internet or intranet related businesses and other "high tech" related industries. The Fund will invest in foreign equity securities and American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign shares. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. The intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high-tech" companies may include firms in the computer, communications, video, electronics, office and factory automation and robotics sectors.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts.

The subadviser selects portfolio securities by evaluating a company's positioning or business model as well as its ability to grow and expand its activities via the Internet or achieve a greater competitive advantage in cost/profitability and brand image leveraging via the use of the Internet. The subadviser also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the subadviser looks at the amount of capital a company currently expends on research and development. The subadviser believes that dollars invested in research and development today frequently have a significant bearing on future growth.

First Half 2000 Performance Review

The Fund commenced operations on June 30, 2000. As of June 30, 2000, there were no investments.

Future Investment Strategy

Initially, Alger expects that the Fund's holdings will be concentrated in three major regions: Europe, Asia and the United States. Despite possible inclusion of domestic names, the Fund will maintain at least a 65 percent weighting in foreign technology holdings at all times. Alger is particularly excited about the technology opportunities in European equity markets, and therefore expects that European companies are likely to compose a significant percentage of


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

the Fund's net assets. Certainly, the performance of the Fund will be heavily dependent upon global market conditions and the valuation levels attributed to technology companies. Regardless of market conditions, however, Alger will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, Alger will continue to seek out and invest in companies that it believes will grow the Fund's earnings rapidly and consistently.

The Enterprise International Internet Fund is a sector fund that concentrates its equities in a specific industry, typically possessing higher risks associated with a less diversified portfolio. In addition, some Internet-related stocks have shown extreme volatility; trading in a broad range of share prices daily and international investments include the risk of currency fluctuations, foreign taxation, differences in accounting standards, and political or economic instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
44

                   Enterprise Global Financial Services Fund
                             SUBADVISER'S COMMENTS



Sanford C. Bernstein & Co., Inc.

New York, New York

Investment Management

Sanford C. Bernstein & Co., Inc., which has approximately $81 billion in assets under management, became subadviser to the Fund on October 1, 1998. Bernstein's normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.

Investment Strategies

The Global Financial Services Fund invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50 percent of its revenues or earnings from financial services activities, or (ii) devoted at least 50 percent of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerage; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The subadviser selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

First Half 2000 Performance Review

The Fund's overweight position in regional bank stocks in the U.S. hurt the Fund's performance relative to the benchmark. Profit warnings from a few regional banks sent bank stocks into a free fall and raised concerns about credit quality. Investors have, however, failed to differentiate between banks' credit quality, creating some interesting buying opportunities within the sector.

A few observations are important in order to put stock price movements in perspective. Credit quality data for the industry shows that loan loss reserve levels are roughly at their 50-year average, implying that the industry in general has not been under reserving in recent years. While the reserve-to-loan ratio has been coming down, the rise in the 1980's was in response to the real estate crisis and emerging markets problems that confronted many banks in that decade. The decline in recent years is a return to normalcy rather than an indication that banks have reduced their loan loss reserves to pump up earnings.

In addition, industry revenues have become more diversified. Banks have diversified by focusing more on fee-generating businesses in lieu of lending. And unlike money center banks that have diversified by expanding their capital markets activities, most regional banks have focused on trust, servicing and processing fees that tend to be more stable. For instance, the Fund holds PNC Bank, which through its acquisition of First Data Investors Services Group has created one of the nation's leading full-service processors for pooled investment products. In addition, as a result of PNC's majority ownership in asset manager Black Rock, interest income accounted for only 45 percent of PNC's total revenues at the end of last year. Management expects this ratio to decline to 40 percent by the end of this year.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

The lackluster performance of the Fund's U.S. holdings was partially offset by strong performance from the Fund's international holdings. The Fund's international insurance and real estate holdings turned in a particularly strong performance. These stocks benefited from improving operating conditions, renewed corporate activity and investor flight out of the richly valued technology stocks and into more attractively valued "old economy" stocks.

The Fund's insurance holdings, such as CGNU and Royal & Sun Alliance in the U.K. and Swiss Re in Switzerland, were buoyed by an improving sentiment towards property and casualty pricing. Analysis of the capital position for the U.K. and U.S. insurance markets, as well as the global reinsurance market, suggests that there is very little, if any, excess capital left in the commercial lines insurance industry. The diminished capital level, due to poor profitability, loss reserve deficiencies and large natural disaster and catastrophe losses, is likely to spur a rise in property and casualty pricing. Anecdotal evidence suggests price rises are already underway. The Fund's holdings are not, however, dependent on an improving market to bail them out. They have taken several measures to restore profitability that are likely to be effective even if pricing does not improve, such as culling unprofitable business, working harder to control costs, and cracking down on fraudulent claims.

The Fund's real estate holdings performed well, helped by the rotation into "old economy" stocks, and by a bid for MEPC, a U.K. real estate company. The offer price represented a 25 percent premium to the prior day's closing price. The bid vindicates the value that Bernstein saw when the Fund first invested in MEPC, and demonstrates once again that the global consolidation trend in the financial services industry can be the catalyst for realizing value in under priced securities.

Future Investment Strategy

The financial services industry continues to offer many interesting investment opportunities. In the near-term, financial stocks may be volatile as investor sentiment swings. However, the underlying trends that make the industry attractive, such as changing demographics, restructuring and consolidation, are still intact. These trends may benefit investors in the long run. Bernstein continues to focus on attractively valued securities, taking advantage of any pricing weakness to build positions. As Bernstein has previously stressed, value investing requires patience.

As with all global funds, the Enterprise Global Financial Services Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
46

                   Enterprise Global Financial Services Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Common Stocks -- 67.77%
-----------------------------------------------------------------------
Banking -- 28.87%
-----------------------------------------------------------------------
Bank of America Corporation ...............   23,200       $  997,600
Bank One Corporation ......................   34,900          927,031
Chase Manhattan Corporation ...............   20,550          946,584
First Union Corporation ...................   23,100          573,169
FleetBoston Financial Corporation .........   18,314          622,676
J. P. Morgan & Company Inc. ...............    2,000          220,250
KeyCorp ...................................   27,600          486,450
National City Corporation .................   36,000          614,250
PNC Bank Corporation ......................   10,100          473,437
Summit Bancorp ............................   19,800          487,575
U.S. Bancorp ..............................   24,600          473,550
Wells Fargo & Company .....................    8,850          342,938
                                                           ----------
                                                            7,165,510
Finance -- 2.86%
-----------------------------------------------------------------------
Household International Inc. ..............    3,000          124,688
Merrill Lynch & Company Inc. ..............    5,100          586,500
                                                           ----------
                                                              711,188
Life Insurance -- 0.92%
-----------------------------------------------------------------------
Torchmark Corporation .....................    9,300          229,594
Misc. Financial Services -- 13.30%
-----------------------------------------------------------------------
Ambac Financial Group Inc. ................    8,100          443,981
American Express Company ..................    8,800          458,700
Citigroup Inc. ............................   19,575        1,179,394
Countrywide Credit Industries Inc. ........      500           15,156
Fannie Mae ................................   12,800          668,000
MBIA Inc. .................................   11,100          534,881
                                                           ----------
                                                            3,300,112
Multi-Line Insurance -- 13.12%
-----------------------------------------------------------------------
American General Corporation ..............    5,500          335,500
American International Group Inc. .........   16,950        1,991,625
Hartford Financial Services Group Inc.         6,800          380,375
Lincoln National Corporation ..............    9,600          346,800
SAFECO Corporation ........................   10,100          200,737
                                                           ----------
                                                            3,255,037
Property-Casualty Insurance -- 5.73%
-----------------------------------------------------------------------
Allstate Corporation ......................    8,800          195,800
Chubb Corporation .........................   10,000          615,000
St. Paul Companies Inc. ...................   17,900          610,838
                                                           ----------
                                                            1,421,638
Savings and Loan -- 2.97%
-----------------------------------------------------------------------
Washington Mutual Inc. ....................   25,500          736,313
                                                           ----------
Total Common Stocks
(Identified cost $18,337,244)..............                16,819,392
-------------------------------------------


                                                Number
                                              of Shares
                                            or Principal
                                                Amount        Value
Foreign Stocks -- 31.99%
-----------------------------------------------------------------------
Banking -- 17.73%
-----------------------------------------------------------------------
Austria -- 0.06%
-----------------------------------------------------------------------
Bank Austria ..............................      300       $   14,613
Australia -- 0.33%
-----------------------------------------------------------------------
ANZ Banking Group (a) .....................   10,000           76,610
Westfield Trust New Shares ................    2,915            5,561
Canada -- 0.69%
-----------------------------------------------------------------------
Bank of Montreal ..........................      800           34,150
Bank of Nova Scotia Halifax ...............    2,521           61,832
National Bank of Canada ...................    5,100           76,155
France -- 0.87%
-----------------------------------------------------------------------
Banque Nationale de Paris .................    2,250          216,526
Germany -- 1.48%
-----------------------------------------------------------------------
Commerzbank ...............................    7,500          268,796
IKB Deutsche Industriebank ................    6,220           97,981
Hong Kong -- 0.45%
-----------------------------------------------------------------------
Wing Lung Bank ............................   34,000          112,526
Italy -- 1.81%
-----------------------------------------------------------------------
Banca Popolare Di Bergamo Credito
  Varesino ................................    5,000           92,511
San Paolo IMI .............................   20,100          356,732
Japan -- 6.39%
-----------------------------------------------------------------------
Chuo Trust & Banking ...................... 103,000           448,480
Eighteenth Bank Ltd. ......................  21,000            78,375
Higo Bank Ltd. ............................  43,000           176,693
Kagoshima Bank Company Ltd. ...............  72,000           271,429
Sumitomo Trust & Banking Company
  Ltd. ....................................  36,000           256,162
Tokai Bank Ltd. ...........................  72,000           354,894
Norway -- 0.17%
-----------------------------------------------------------------------
Christiania Bank Og Kreditkasse ...........   2,000            10,745
Sparebanken ...............................   1,400            31,409
Portugal -- 0.09%
-----------------------------------------------------------------------
Banco Espirito Santo ......................     900            22,082
Singapore -- 0.54%
-----------------------------------------------------------------------
Keppel TatLee Bank ........................  21,000            35,750
Overseas Union Bank Ltd. ..................  16,308            63,268
Singapore Land Ltd. .......................   4,000             8,524
United Overseas Bank ......................   4,112            26,905
Spain -- 1.54%
-----------------------------------------------------------------------
Banco Bilbao Vizcaya ......................   7,500           112,058
Banco Santander Central Hispano ...........  25,558           269,624
Sweden -- 0.34%
-----------------------------------------------------------------------
Nordbanken Holdings .......................  11,100            83,690

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Switzerland -- 1.36%
---------------------------------------------------------------------
UBS Ag (a) ...............................     2,295      $   336,238
United Kingdom -- 1.61%
---------------------------------------------------------------------
Alliance And Leicester ...................    13,700          119,194
Bank Of Scotland .........................    29,400          279,589
                                                          -----------
                                                            4,399,102
Insurance -- 3.85%
---------------------------------------------------------------------
Finland -- 0.05%
---------------------------------------------------------------------
Sampo Insurance Company Ltd.
  (Class A) ..............................       300           12,172
Switzerland -- 1.35%
---------------------------------------------------------------------
Schweizerische Rueckversicherungs-
  Gesellschaft ...........................       165          336,312
United Kingdom -- 2.45%
---------------------------------------------------------------------
Royal & Sun Alliance Insurance Group          93,590          607,511
                                                          -----------
                                                              955,995
Misc. Financial Services -- 5.47%
---------------------------------------------------------------------
Australia -- 0.51%
---------------------------------------------------------------------
Westfield Trust Units ....................    64,663          125,335
France -- 0.28%
---------------------------------------------------------------------
Simco ....................................       950           69,383
Germany -- 0.87%
---------------------------------------------------------------------
Deutsche Pfandbriefbank ..................     2,150          215,729
Hong Kong -- 0.33%
---------------------------------------------------------------------
Amoy Properties Ltd. .....................   124,000           82,714
Japan -- 0.52%
---------------------------------------------------------------------
Daiwa Securities Group Inc. ..............     4,000           52,778
San-in Godo Bank Ltd. ....................    12,000           77,357
Netherlands -- 2.04%
---------------------------------------------------------------------
ING Groep ................................     4,985          336,950
Wereldhave ...............................     3,515          169,467
Sweden -- 0.92%
---------------------------------------------------------------------
Tornet Fastighets ........................    17,500          229,167
                                                          -----------
                                                            1,358,880
Multi-Line Insurance -- 3.71%
---------------------------------------------------------------------
France -- 0.23%
---------------------------------------------------------------------
Scor .....................................     1,300           56,607
Germany -- 1.00%
---------------------------------------------------------------------
Hannover Rueckversicherungs ..............     2,120          153,821
Mannheimer Aktiengesellschaft ............     1,570           94,430
United Kingdom -- 2.48%
---------------------------------------------------------------------
CGNU .....................................    37,000          615,831
                                                          -----------
                                                              920,689

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Property-Casualty Insurance -- 0.78%
---------------------------------------------------------------------
France -- 0.61%
---------------------------------------------------------------------
AGF (Assurances Generales de France)           2,870      $   151,658
Italy -- 0.17%
---------------------------------------------------------------------
Unipol ...................................     7,500           22,913
Unipol (Preferred) .......................    11,000           16,698
Unipol (Rts) .............................    44,000            2,224
                                                          -----------
                                                              193,493
Real Estate -- 0.45%
---------------------------------------------------------------------
Hong Kong -- 0.36%
---------------------------------------------------------------------
Kerry Properties Ltd. ....................    85,000           89,411
Singapore -- 0.09%
---------------------------------------------------------------------
Keppel Land Ltd. .........................    17,000           22,542
                                                          -----------
                                                              111,953
                                                          -----------
Total Foreign Stocks
(Identified cost $7,479,544)..............                  7,940,112
------------------------------------------                -----------
Warrants -- 0.01%
---------------------------------------------------------------------
Banking -- 0.01%
---------------------------------------------------------------------
Singapore Land Ltd. (Wts) (a) (e) ........     2,000            1,806
                                                          -----------
Total Warrants
(Identified cost $630)....................                     1,806
------------------------------------------               -----------

Repurchase Agreement -- 1.07%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 5.50% due 07/03/00
  Maturity Value $265,121 Collateral:
  U.S. Treasury Bond $210,000,
  12.75% due 11/15/10, Value
  $275,632 ............................... $265,000           265,000
                                                          -----------
Total Repurchase Agreement
(Identified cost $265,000)................                    265,000
------------------------------------------                -----------
Total Investments
(Identified cost $26,082,418).............                $25,026,310

Other Assets Less Liabilities -- (0.84)% .                   (209,527)
                                                          -----------
Net Assets -- 100% .......................                $24,816,783
------------------------------------------                -----------



(a) Non-income producing security.
 (e) The warrants entitle the Fund to purchase 1 share of Singapore Land Ltd. common stock for every warrant held and 2.20 EUR until 3/23/05.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
48

                            Enterprise Managed Fund
                             SUBADVISERS' COMMENTS

OpCap Advisors, Inc.

New York, New York

Sanford C. Bernstein & Co., Inc.
New York, New York

Investment Management

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became subadviser to the Enterprise Managed Fund on October 1, 1994. Oppenheimer Capital manages approximately $40 billion for institutional clients, and its normal investment minimum is $20 million.

Sanford C. Bernstein & Co., Inc., which has approximately $81 billion in assets under management, became co- subadviser of the Fund on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Managed Fund is to seek growth of capital over time.

Investment Strategies

The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

First Half 2000 Performance Review -- OpCap Advisors

The Fund's technology holdings were the largest detractor from performance for the first half of the year. Although the Fund has significant investments in this sector, the tech stocks owned by the Fund, such as Computer Associates International and Sabre Holdings, trailed by a wide margin the returns of the highly-valued, more speculative tech stocks that led the market, especially in the first quarter. The Fund's holdings of consumer non-durable and financial stocks contributed most to performance in the first half.

Because the market has been so volatile and the outlook for interest rates is uncertain, the Fund maintained a defensive investment posture and this helped preserve capital. At June 30, 2000, of the portion of the Fund managed by OpCap Advisors, 68 percent of net assets were allocated to common stocks, 13 percent to fixed-income securities and 19 percent to cash equivalents. The Fund's holdings of fixed-income securities and cash equivalents provide a buffer against stock market volatility, generate income and represent a resource to buy quality stocks when they become available at attractive prices.

First Half 2000 Performance Review -- Sanford C. Bernstein

Security selection added to relative returns in the first half of 2000. Security selection within the energy sector detracted most, largely because the Fund avoided independents and oil service companies because they are extremely volatile and highly leveraged. These stocks outperformed, particularly in the first quarter, because their earnings are extremely sensitive to the price of oil. Many of the Fund's paper and chemical holdings in the industrial resources sector also underperformed, due to concerns about a U.S. economic slowdown and rising inventories in certain grades of paper. Offsetting this, however, was strong stock selection in technology. The Fund avoided, or underweighted, most of the technology stocks that fell furthest this spring, while the semi-conductor and semi-conductor equipment companies that the Fund overweighted, rallied strongly.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISERS' COMMENTS

The largest contributors to performance were the Fund's overweighted positions in Advanced Micro Devices, Hewlett Packard, Intel and Champion International, and the Fund's underweight position in Yahoo!. The largest detractors from performance were the Fund's overweighted positions in Motorola and Bristol Myers Squibb, and the Fund's underweighted positions in Micron Technology and Pharmacia.

The Fund's sector weights hurt performance. The Fund's underweight of the strong consumer growth sector was the biggest detractor, despite positive security selection within the sector. The Fund's modest overweight of consumer cyclicals was also a negative. Offsetting this was the positive impact of the Fund's overweighted position in energy.

Future Investment Strategy -- OpCap Advisors

Looking ahead, OpCap remains focused on long-term investment in companies that create shareholder value by earning high returns on capital, generating significant free cash flow and effectively using that cash flow to increase the value of their business. The companies the Fund is invested in continue to deliver strong financial results, and OpCap expects those results may translate into higher share prices over time.

Future Investment Strategy -- Sanford C. Bernstein

Bernstein continues to see unusually large opportunities in the value realm. The Fund remains attractively priced, relative to the S&P 500, with price-to-earnings and price-to-book ratios lower than that of the Index, and with a higher dividend yield. The Fund's weighted-average capitalization is somewhat higher than that of the S&P 500, as well.

The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]


                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
50

                            Enterprise Managed Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Common Stocks -- 84.00%
-----------------------------------------------------------------------
Aerospace -- 2.31%
-----------------------------------------------------------------------
Boeing Company ............................. 149,200        $ 6,238,425
Honeywell International Inc. ...............  10,500            353,719
Northrop Grumman Corporation ...............   3,800            251,750
                                                            -----------
                                                              6,843,894
Automotive -- 0.89%
-----------------------------------------------------------------------
Cummins Engine Company Inc. ................   6,900            188,025
Delphi Automotive Systems
  Corporation ..............................  39,800            579,587
Ford Motor Company .........................  17,800            765,400
General Motors Corporation .................   1,880            109,158
Genuine Parts Company ......................  42,000            840,000
TRW Inc. ...................................   2,900            125,787
Visteon Corporation ........................   2,331             28,259
                                                            -----------
                                                              2,636,216
Banking -- 6.01%
-----------------------------------------------------------------------
Bank of America Corporation ................  46,800          2,012,400
Bank One Corporation .......................  27,000            717,187
Chase Manhattan Corporation ................  16,800            773,850
First Union Corporation ....................  17,200            426,775
FleetBoston Financial Corporation ..........  71,200          2,420,800
J. P. Morgan & Company Inc. ................   2,600            286,325
M & T Bank Corporation .....................   8,250          3,712,500
National City Corporation ..................  11,900            203,044
PNC Bank Corporation .......................  15,100            707,813
Summit Bancorp .............................   5,800            142,825
Wells Fargo & Company ...................... 166,100          6,436,375
                                                            -----------
                                                             17,839,894
Biotechnology -- 0.34%
-----------------------------------------------------------------------
Amgen Inc. (a) .............................  14,300          1,004,575
Broadcasting -- 0.49%
-----------------------------------------------------------------------
News Corporation Ltd. (ADR) ................   6,000            285,000
Time Warner Inc. ...........................   6,600            501,600
Viacom Inc. (a) ............................   9,600            654,600
                                                            -----------
                                                              1,441,200
Brokers -- 0.53%
-----------------------------------------------------------------------
Bear Stearns Companies Inc. ................   6,600            274,725
Lehman Brothers Holdings Inc. ..............  13,600          1,286,050
                                                            -----------
                                                              1,560,775
Capital Goods & Services -- 0.11%
-----------------------------------------------------------------------
Cooper Industries Inc. .....................   9,700            315,856
Chemicals -- 2.45%
-----------------------------------------------------------------------
Ashland Inc. ...............................  15,400            539,962
Du Pont (E. I.) de Nemours & Company         133,400          5,836,250
Union Carbide Corporation ..................  17,700            876,150
                                                            -----------
                                                              7,252,362


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Computer Hardware -- 5.96%
-----------------------------------------------------------------------
Apple Computer Inc. ........................   9,600        $   502,800
Cisco Systems Inc. (a) ..................... 105,200          6,686,775
Compaq Computer Corporation ................  11,100            283,744
Dell Computer Corporation (a) ..............  24,900          1,227,881
EMC Corporation (a) ........................  39,000          3,000,562
Hewlett-Packard Company ....................  23,700          2,959,538
International Business Machines
  Corporation ..............................  24,800          2,717,150
Seagate Technology Inc. (a) ................   5,700            313,500
                                                            -----------
                                                             17,691,950
Computer Services -- 2.47%
-----------------------------------------------------------------------
Advanced Micro Devices Inc. (a) ............  10,600            818,850
America Online Inc. (a) ....................  18,000            949,500
Electronic Data Systems Corporation ........  26,000          1,072,500
Sabre Holdings Corporation
  (Class A) (a) ............................  40,439          1,152,511
Solectron Corporation (a) ..................   9,600            402,000
Sun Microsystems Inc. (a) ..................  28,400          2,582,625
Yahoo! Inc. (a) ............................   2,800            346,850
                                                            -----------
                                                              7,324,836
Computer Software -- 4.72%
-----------------------------------------------------------------------
Computer Associates International Inc. ..... 101,100          5,175,056
Compuware Corporation (a) ..................  70,100            727,287
Microsoft Corporation (a) ..................  60,700          4,856,000
Oracle Corporation (a) .....................  38,700          3,253,219
                                                            -----------
                                                             14,011,562
Conglomerates -- 1.81%
-----------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ..................................  32,900          2,714,250
Textron Inc. ...............................  49,000          2,661,312
                                                            -----------
                                                              5,375,562
Consumer Products -- 0.66%
-----------------------------------------------------------------------
Black & Decker Corporation .................   3,500            137,594
Briggs & Stratton Corporation ..............     600             20,550
Procter & Gamble Company ...................  18,000          1,030,500
Whirlpool Corporation ......................  16,500            769,312
                                                            -----------
                                                              1,957,956
Crude & Petroleum -- 5.16%
-----------------------------------------------------------------------
Anadarko Petroleum Corporation .............  12,600            621,338
Chevron Corporation ........................  65,700          5,572,181
Exxon Mobil Corporation ....................  58,700          4,607,950
Royal Dutch Petroleum Company
  (ADR) ....................................  43,400          2,671,812
Texaco Inc. ................................   8,900            473,925
Unocal Corporation .........................  34,500          1,142,813
USX Marathon Group .........................   8,400            210,525
                                                            -----------
                                                             15,300,544
Electrical Equipment -- 2.78%
-----------------------------------------------------------------------
Emerson Electric Company ...................  18,500          1,116,937
General Electric Company ................... 134,400          7,123,200
                                                            -----------
                                                              8,240,137

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Electronics -- 0.72%
---------------------------------------------------------------------
Applied Materials Inc. (a) ...............   18,600       $ 1,685,625
KLA-Tencor Corporation (a) ...............    2,600           152,263
Rockwell International Corporation .......    9,700           305,550
                                                          -----------
                                                            2,143,438
Energy -- 1.30%
---------------------------------------------------------------------
AES Corporation (a) ......................    8,000           365,000
Cinergy Corporation ......................   36,100           918,294
Enron Corporation ........................      350            22,575
FirstEnergy Corporation ..................   45,600         1,065,900
New Century Energies Inc. ................   32,500           975,000
TXU Corporation ..........................   16,800           495,600
                                                          -----------
                                                            3,842,369
Entertainment & Leisure -- 0.46%
---------------------------------------------------------------------
Walt Disney Company ......................   23,100           896,569
Carnival Corporation .....................   10,900           212,550
Harrah's Entertainment Inc. (a) ..........   11,900           249,156
                                                          -----------
                                                            1,358,275
Finance -- 2.48%
---------------------------------------------------------------------
Dun & Bradstreet Corporation .............   20,200           578,225
Household International Inc. .............   99,800         4,147,937
MBNA Corporation .........................   11,100           301,088
Merrill Lynch & Company Inc. .............    4,100           471,500
MGIC Investment Corporation ..............   11,700           532,350
Morgan Stanley Dean Witter &
  Company ................................   16,000         1,332,000
                                                          -----------
                                                            7,363,100
Food, Beverages & Tobacco -- 1.69%
---------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ...........   11,700           873,844
Coca-Cola Company ........................   23,600         1,355,525
Conagra Inc. .............................   18,100           345,031
Fortune Brands Inc. ......................   18,900           435,881
General Mills Inc. .......................   12,100           462,825
PepsiCo Inc. .............................      200             8,888
Philip Morris Companies Inc. .............   56,000         1,487,500
Unilever .................................    1,000            43,000
                                                          -----------
                                                            5,012,494
Hotels & Restaurants -- 2.56%
---------------------------------------------------------------------
McDonald's Corporation ................... 230,300          7,585,506
Insurance -- 0.55%
---------------------------------------------------------------------
XL Capital Ltd. (Class A) ................  30,000          1,623,750
Manufacturing -- 1.74%
---------------------------------------------------------------------
ITT Industries Inc. ...................... 130,000          3,948,750
Tyco International Ltd. ..................  25,600          1,212,800
                                                          -----------
                                                            5,161,550
Medical Instruments -- 0.11%
---------------------------------------------------------------------
PE Biosystems Group ......................   5,000            329,375
Medical Services -- 0.23%
---------------------------------------------------------------------
UnitedHealth Group Inc. ..................   7,900            677,425


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Metals & Mining -- 0.49%
---------------------------------------------------------------------
Alcoa Inc. ...............................  41,800        $ 1,212,200
Arch Coal Inc. ...........................       1                  7
Worthington Industries Inc. ..............  22,200            233,100
                                                          -----------
                                                            1,445,307
Misc. Financial Services -- 5.31%
---------------------------------------------------------------------
American Express Company .................  19,500          1,016,437
Citigroup Inc. ...........................  97,300          5,862,325
Fannie Mae ...............................  19,700          1,028,094
Freddie Mac .............................. 179,600          7,273,800
John Hancock Financial Services Inc. (a)    24,000            568,500
                                                          -----------
                                                           15,749,156
Multi-Line Insurance -- 0.85%
---------------------------------------------------------------------
American General Corporation .............  11,900            725,900
American International Group Inc. ........  12,900          1,515,750
Lincoln National Corporation .............   7,700            278,163
                                                          -----------
                                                            2,519,813
Oil Services -- 1.49%
---------------------------------------------------------------------
Amerada Hess Corporation .................   9,800            605,150
Conoco Inc., Class B .....................   8,400            206,325
Kerr-McGee Corporation ...................   2,400            141,450
Occidental Petroleum Corporation .........  52,000          1,095,250
Phillips Petroleum Company ...............  26,700          1,353,356
Rowan Companies Inc. .....................  21,800            662,175
Tosco Corporation ........................  12,500            353,906
                                                          -----------
                                                            4,417,612
Paper & Forest Products -- 0.46%
---------------------------------------------------------------------
Fort James Corporation ...................   1,000             23,125
Georgia-Pacific Group ....................  11,500            301,875
International Paper Company ..............  34,529          1,029,396
                                                          -----------
                                                            1,354,396
Paper Products -- 0.20%
---------------------------------------------------------------------
Westvaco Corporation .....................  17,400            431,738
Willamette Industries Inc. ...............   6,100            166,225
                                                          -----------
                                                              597,963
Pharmaceuticals -- 8.70%
---------------------------------------------------------------------
Abbott Laboratories ......................  10,900            485,731
American Home Products Corporation ....... 102,300          6,010,125
Baxter International Inc. ................  17,400          1,223,438
Bristol-Myers Squibb Company .............  60,000          3,495,000
Eli Lilly & Company ......................  10,500          1,048,688
Johnson & Johnson ........................  32,700          3,331,312
Merck & Company Inc. .....................  40,300          3,087,988
Pfizer Inc. ..............................  50,600          2,428,800
Pharmacia Corporation ....................  79,474          4,107,812
Schering-Plough Corporation ..............  11,600            585,800
                                                          -----------
                                                           25,804,694
Property-Casualty Insurance -- 0.08%
---------------------------------------------------------------------
St. Paul Companies Inc. ..................   7,400            252,525

                      THE ENTERPRISE Group of Funds, Inc.
52

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Publishing -- 0.02%
---------------------------------------------------------------------
New York Times Company ..................       1,600    $     63,200
Raw Materials -- 0.09%
---------------------------------------------------------------------
Weyerhaeuser Company ....................       6,100         262,300
Retail -- 4.54%
---------------------------------------------------------------------
CVS Corporation .........................       4,500         180,000
Federated Department Stores Inc. (a) ....      27,100         914,625
Gap Inc. ................................       9,100         284,375
Home Depot Inc. .........................      40,050       1,999,997
K-Mart Corporation (a) ..................      50,600         344,713
Kroger Company (a) ......................     195,000       4,302,187
Limited Inc. ............................      19,800         428,175
May Department Stores Company ...........      36,100         866,400
Target Corporation ......................       5,000         290,000
TJX Companies Inc. ......................       6,000         112,500
Wal-Mart Stores Inc. ....................      65,000       3,745,625
                                                         ------------
                                                           13,468,597
Savings and Loan -- 0.34%
---------------------------------------------------------------------
Golden West Financial Corporation .......      13,200         538,725
Washington Mutual Inc. ..................      16,200         467,775
                                                         ------------
                                                            1,006,500
Semiconductors -- 3.60%
---------------------------------------------------------------------
Intel Corporation .......................      58,600       7,834,087
LSI Logic Corporation (a) ...............       9,800         530,425
Texas Instruments Inc. ..................      33,800       2,321,638
                                                         ------------
                                                           10,686,150
Technology -- 0.23%
---------------------------------------------------------------------
Agilent Technologies Inc. (a) ...........       4,303         317,346
Micron Technology Inc. (a) ..............       4,100         361,057
                                                         ------------
                                                              678,403
Telecommunications -- 6.69%
---------------------------------------------------------------------
AT&T Corporation ........................      53,500       1,691,937
Bell Atlantic Corporation ...............     100,450       5,104,116
BellSouth Corporation ...................       7,400         315,425
GTE Corporation .........................      21,700       1,350,825
Lucent Technologies Inc. ................      37,300       2,210,025
Nortel Networks Corporation .............      46,200       3,153,150
QUALCOMM Inc. (a) .......................       8,600         516,000
SBC Communications Inc. .................      38,000       1,643,500
Sprint Corporation ......................      24,400       1,244,400
U.S. West Inc. ..........................         200          17,150
Worldcom Inc. (a) .......................      56,800       2,605,700
                                                         ------------
                                                           19,852,228
Transportation -- 0.51%
---------------------------------------------------------------------
AMR Corporation (a) .....................      15,000         396,562
Burlington Northern Santa Fe
  Corporation ...........................       5,200         119,275
Norfolk Southern Corporation ............      17,900         266,263
Union Pacific Corporation ...............      19,700         732,594
                                                         ------------
                                                            1,514,694
Utilities -- 1.02%
---------------------------------------------------------------------
Ameren Corporation ......................      28,400         958,500


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
American Electric Power Inc. ............      33,300    $    986,512
GPU Inc. ................................      33,000         893,062
PG & E Corporation ......................       7,900         194,538
                                                         ------------
                                                            3,032,612
Waste Management -- 0.32%
---------------------------------------------------------------------
Waste Management Inc. ...................      49,600         942,400
Wireless Communications -- 0.53%
---------------------------------------------------------------------
Motorola Inc. ...........................      54,300       1,578,094
                                                         ------------
Total Common Stocks
(Identified cost $235,362,959)...........                 249,121,245
-----------------------------------------                ------------

Commercial Paper -- 4.38%
---------------------------------------------------------------------
American Express Credit Corporation,
  6.46% due 07/05/00 .................... $6,000,000        5,995,693
Deere (John) Capital Corporation
  6.53% due 07/06/00 ....................  7,000,000        6,993,652
                                                         ------------
Total Commercial Paper
(Identified cost $12,989,345)............                  12,989,345
-----------------------------------------                ------------

U. S. Government & Agency Obligations -- 7.97%
---------------------------------------------------------------------
Fannie Mae 6.50% due 08/15/04 ........... 18,000,000       17,650,908
Federal Home Loan Bank Consolidated
  Discount Note, 6.36% due 07/10/00 .....  6,000,000        5,990,460
                                                         ------------
Total U. S. Government
& Agency Obligations
(Identified cost $23,819,194).............                 23,641,368
------------------------------------------               ------------

Repurchase Agreement -- 2.84%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 5.50% due 07/03/00,
  Maturity Value $8,438,866
  Collateral: U.S. Treasury Note
  $3,300,000, 6.25% due 10/31/01,
  Value $3,359,499
  U.S. Treasury Bond $4,630,000,
  10.75% due 02/15/03,
  Value $5,471,318 ......................  8,435,000        8,435,000
                                                         ------------
Total Repurchase Agreement
(Identified cost $8,435,000).............                   8,435,000
-----------------------------------------                ------------


Total Investments
(Identified cost $280,606,497)...........                $294,186,958

Other Assets Less Liabilities -- 0.81% ..                   2,405,995
                                                         ------------

Net Assets -- 100% ......................                $296,592,953
-----------------------------------------                ------------

(a) Non-income producing security.
(ADR) American Depository Receipt.
See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Balanced Fund
                             SUBADVISER'S COMMENTS
Montag & Caldwell

Atlanta, Georgia

Investment Management

Montag & Caldwell, which has approximately $33 billion in assets under management, became subadviser to the Fund on July 1, 1999. Montag's normal investment minimum for a separate account is $40 million.

Investment Objective

The Fund seeks long-term total return.

Investment Strategies

Generally, between 55 percent and 75 percent of the Balanced Fund's total assets will be invested in equity securities, and at least 25 percent of the Balanced Fund's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the subadviser's assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the subadviser will seek to maintain the Fund's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

First Half 2000 Performance Review

The stock market as measured by the S&P 500 Index was negative for most of the first quarter of 2000 until the brisk rally in March pushed the index into modestly positive territory. The divergence in performance between technology stocks and all other stocks continued to widen until the end of the quarter. The 100 largest companies on the Nasdaq gained nearly 19 percent during the quarter, while the 439 non-tech stocks in the S&P 500 were on average down for the quarter. During the first quarter of 2000, the strength of the Fund's technology issues did not offset the weakness of other holdings. Because Montag believes that many technology stocks have become too highly priced, the Fund has maintained a more conservative position in technology relative to the market. In the Balanced Fund, bonds provided a positive return for the quarter.

Stocks finished the second quarter lower as investors reacted negatively to the prospects of higher interest rates and their impact on a fully valued market. Concerns also surfaced about whether many developing technology and Internet companies would ever post a profit, leading to a sell off in this overvalued sector of the market. From its peak on March 10 to its low on May 24, the Nasdaq declined over 35 percent and finished the quarter down 13 percent. The S&P 500 finished the quarter down 2.7 percent.

In this difficult environment, companies with good earnings and more conservative valuations tended to do well. As evidence of this, two of the best performing sectors of the S&P 500 were healthcare, up 22 percent, and consumer staples, up 6 percent.

Healthcare was the best performing sector of the S&P 500 for the second quarter. Among the Fund's holdings, Johnson & Johnson was the standout, gaining 45 percent for the quarter, while Schering Plough and Pfizer rose over 30 percent.


                      THE ENTERPRISE Group of Funds, Inc.
54

                             SUBADVISER'S COMMENTS

In the consumer staple area, Bestfoods increased over 48 percent as it agreed to be acquired by Unilever, while Coca-Cola and PepsiCo gained over 20 percent.

The bond portion of the Fund provided some pleasant surprises. Although the Federal Reserve raised short-term interest rates three times during the period, yields on long-term Treasury bonds actually fell. The federal budget surplus has caused the government to buy back bonds to retire debt, particularly long-term debt that offers the greatest potential interest savings. The government has conducted "reverse auctions," where it is willing to pay a premium to retire these bonds prior to maturity. This caused Treasury bond prices to rise and yields to fall. The Fund benefited from this unusual event because of its heavy weighting in long-term Treasury bonds. In addition, the Fund also benefited from the unusually large, extra yield offered by long-term corporate bonds compared to comparably maturing Treasury securities. Meanwhile, mortgage-backed securities produced strong returns, as the rising interest rate environment made it unlikely that homeowners would refinance their debt.

Future Investment Strategy

Because Montag & Caldwell expects continued economic growth with low inflation, it believes the outlook for the stock market remains positive. The market, as measured by the S&P 500, may continue to be volatile and move in a sideways pattern until it becomes more evident that the Federal Reserve has succeeded at engineering a soft landing. However, as this develops, interest rates may peak and eventually drift lower, with corporate profit growth being sustained, but at a more moderate rate. Such an outcome may allow the market to broaden out with more stocks moving higher as the stock market indices advance.

In a more moderately growing economy, Montag & Caldwell believes higher quality issues that can produce solid double-digit earnings growth may excel. With global economies recovering and the enormous longer-term opportunities deriving from the triumph of capitalism, Montag & Caldwell believes multinational growth companies may do particularly well. These include well-positioned consumer, pharmaceutical, technology and financial service companies with global reach. As it becomes more evident that the Federal Reserve is succeeding in bringing about a soft landing, higher-quality consumer growth companies that conduct most of their business in the United States may also be rewarding investments for the Fund.

The Federal Reserve acted for the sixth time since June of 1999, raising the Federal Funds rate 0.50 percentage points to 6.50 percent in May to slow the U.S. economy. During the second quarter, Montag & Caldwell capitalized on the strong rally in longer maturities and shortened duration exposure in the Fund. The Fund sold longer dated U.S. Treasuries, which have appreciated nicely since January, and purchased intermediate corporate notes, which were trading at attractive yield spreads versus similar maturity U.S. Treasury securities. Montag & Caldwell anticipates lengthening the Fund's fixed-income holdings early in the second half, as the U.S. economy slows in order to stay in line with the appropriate fixed-income benchmark.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Balanced Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Common Stocks -- 59.79%
---------------------------------------------------------------------
Banking -- 1.35%
---------------------------------------------------------------------
Wells Fargo & Company .....................    4,500       $  174,375
Business Services -- 0.83%
---------------------------------------------------------------------
Interpublic Group of Companies Inc. .......    2,500          107,500
Computer Hardware -- 4.31%
---------------------------------------------------------------------
Dell Computer Corporation (a) .............    4,700          231,769
Hewlett-Packard Company ...................    2,600          324,675
                                                           ----------
                                                              556,444
Computer Services -- 4.18%
---------------------------------------------------------------------
Electronic Data Systems Corporation .......    7,100          292,875
Solectron Corporation (a) .................    5,900          247,062
                                                           ----------
                                                              539,937
Computer Software -- 2.60%
---------------------------------------------------------------------
Electronic Arts Inc. (a) ..................    2,200          160,462
Microsoft Corporation (a) .................    2,200          176,000
                                                           ----------
                                                              336,462
Consumer Products -- 3.97%
---------------------------------------------------------------------
Gillette Company ..........................   10,500          366,844
Newell Rubbermaid Inc. ....................    5,700          146,775
                                                           ----------
                                                              513,619
Electrical Equipment -- 0.57%
---------------------------------------------------------------------
General Electric Company ..................    1,400           74,200
Food, Beverages & Tobacco -- 7.46%
---------------------------------------------------------------------
Bestfoods .................................    5,200          360,100
Coca-Cola Company .........................    7,500          430,781
PepsiCo Inc. ..............................    3,900          173,306
                                                           ----------
                                                              964,187
Health Care -- 1.50%
---------------------------------------------------------------------
Medtronic Inc. ............................    3,900          194,269
Hotels & Restaurants -- 4.64%
---------------------------------------------------------------------
Marriott International Inc. (Class A) .....    7,500          270,469
McDonald's Corporation ....................   10,000          329,375
                                                           ----------
                                                              599,844
Medical Instruments -- 1.38%
---------------------------------------------------------------------
Boston Scientific Corporation (a) .........    8,100          177,694
Misc. Financial Services -- 2.26%
---------------------------------------------------------------------
American Express Company ..................    2,700          140,738
Citigroup Inc. ............................    2,500          150,625
                                                           ----------
                                                              291,363
Multi-Line Insurance -- 1.36%
---------------------------------------------------------------------
American International Group Inc. .........    1,500          176,250
Pharmaceuticals -- 9.73%
---------------------------------------------------------------------
Bristol-Myers Squibb Company ..............    4,200          244,650
Johnson & Johnson .........................    3,000          305,625


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Pfizer Inc. ...............................    9,900       $  475,200
Schering-Plough Corporation ...............    4,600          232,300
                                                           ----------
                                                            1,257,775
Retail -- 4.70%
---------------------------------------------------------------------
Circuit City Stores Inc. ..................    4,400          146,025
Costco Wholesale Corporation (a) ..........    4,800          158,400
Gap Inc. ..................................    2,200           68,750
Home Depot Inc. ...........................    4,700          234,706
                                                           ----------
                                                              607,881
Semiconductors -- 1.35%
---------------------------------------------------------------------
Intel Corporation .........................    1,300          173,794
Telecommunications -- 6.79%
---------------------------------------------------------------------
Lucent Technologies Inc. ..................    6,200          367,350
Tellabs Inc. (a) ..........................    3,300          225,844
Worldcom Inc. (a) .........................    6,200          284,425
                                                           ----------
                                                              877,619
Wireless Communications -- 0.81%
---------------------------------------------------------------------
Motorola Inc. .............................    3,600          104,625
                                                           ----------
Total Common Stocks
(Identified cost $7,379,647)...............                 7,727,838
-------------------------------------------                ----------

Corporate Bonds and Notes -- 11.77%
---------------------------------------------------------------------
Automotive -- 0.97%
---------------------------------------------------------------------
Daimler Chrysler North America 7.40%
  due 01/20/05 ............................ $125,000          124,696
Banking -- 2.08%
---------------------------------------------------------------------
Discover Card 5.85% due 01/17/06 ..........  100,000           96,290
Nationsbank Corporation 7.00% due
  05/15/03 ................................  175,000          172,869
                                                           ----------
                                                              269,159
Energy -- 1.26%
---------------------------------------------------------------------
Peco Energy Transport Trust 6.05% due
  03/01/09 ................................  175,000          163,413
Finance -- 3.31%
---------------------------------------------------------------------
Ford Motor Credit Company 7.00% due
  09/25/01 ................................  125,000          124,493
Goldman Sachs Group Inc. 7.50% due
  01/28/05 ................................  150,000          149,303
National Rural Utilities Cooperative
  Finance, 5.75% due 11/01/08 .............  175,000          154,068
                                                           ----------
                                                              427,864
Oil Services -- 1.29%
---------------------------------------------------------------------
Conoco Inc. 5.90% due 04/15/04 ............  175,000          166,703
Pharmaceuticals -- 0.75%
---------------------------------------------------------------------
Warner Lambert Company 5.75% due
  01/15/03 ................................  100,000           97,012

                      THE ENTERPRISE Group of Funds, Inc.
56

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Retail -- 0.95%
------------------------------------------------------------------------
Wal-Mart Stores Inc. 6.875% due
  08/10/09 ............................... $  125,000        $   122,427
Telecommunications -- 1.16%
------------------------------------------------------------------------
Bellsouth Capital Funding Corporation,
  7.75% due 02/15/10 .....................    150,000            149,927
                                                             -----------
Total Corporate Bonds and Notes
(Identified cost $1,536,663)..............                     1,521,201
  ----------------------------------------                   -----------
U. S. Government Obligations -- 16.06%
------------------------------------------------------------------------
Federal Agencies -- 3.79%
------------------------------------------------------------------------
Fannie Mae 5.75% due 04/15/03 ............    175,000            169,574
Federal Home Loan Bank 5.125% due
  04/17/01 ...............................    150,000            147,993
Freddie Mac 6.25% due 10/15/02 ...........    175,000            172,490
                                                             -----------
                                                                 490,057
U. S. Treasury Notes -- 5.29%
------------------------------------------------------------------------
6.625% due 04/30/02 ......................    255,000            255,637
5.75% due 08/15/03 .......................    275,000            270,274
7.875% due 11/15/04 ......................    150,000            158,727
                                                             -----------
                                                                 684,638
U. S. Treasury Bonds -- 6.98%
------------------------------------------------------------------------
7.25% due 05/15/16 .......................    125,000            137,539
8.125% due 08/15/19 ......................    225,000            271,406
8.00% due 11/15/21 .......................    150,000            181,031
6.25% due 08/15/23 .......................    175,000            176,094
6.875% due 08/15/25 ......................    125,000            135,899
                                                             -----------
                                                                 901,969
                                                             -----------
Total U. S. Government Obligations
(Identified cost $2,055,948)..............                     2,076,664
------------------------------------------                   -----------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Repurchase Agreement -- 12.51%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 5.50% due 07/03/00,
  Maturity Value $1,617,741
  Collateral: U.S. Treasury Note
  $1,680,000, 5.50% due 05/31/03,
  Value $1,658,426 ....................... $1,617,000        $ 1,617,000
                                                             -----------
Total Repurchase Agreement
(Identified cost $1,617,000)..............                     1,617,000
------------------------------------------                   -----------
Total Investments
(Identified cost $12,589,258).............                   $12,942,703

Other Assets Less Liabilities -- (0.13)% .                       (16,884)
                                                             -----------

Net Assets -- 100% .......................                   $12,925,819
------------------------------------------                   -----------

(a) Non-income producing security.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise High-Yield Bond Fund
                             SUBADVISER'S COMMENTS

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Caywood-Scholl has been subadviser to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.3 billion for institutional clients, and its normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.

Investment Strategies

The High-Yield Bond Fund invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.

First Half 2000 Performance Review

During the first quarter of the year, most high-yield investors found themselves caught off guard by the severity of spread widening which had occurred in the preceding three months. In hindsight, the actions of the Federal Reserve and the resulting impact on investor psychology were underestimated. Despite relatively good market fundamentals, the asset class was out of favor due to investor concerns about the Federal Reserve's action. Caywood-Scholl's conclusion was that the relatively good fundamentals of the market compared to the attractive valuations meant the market was cheap on a risk-adjusted basis.

What changed during the second quarter? Not a whole lot, accordingly the high-yield market experienced a volatile yet unremarkable quarter. The double B sector of the market, as measured by the Lehman BB index, returned 2.26 percent while the single B sector of the market, as represented by the Merrill Lynch Cash Pay index, returned 0.63 percent. The variance in returns between the two sectors of the market is explained by investors' preference for better quality, more liquid securities.

There are a couple of themes worth mentioning: First, some of the economic data released in the latter part of May and through June suggest that the U.S. economy is slowing. This is giving hope that the Federal Reserve may be nearly finished raising rates. As evidence of a soft landing emerges Caywood-Scholl would expect high-yield bonds to react favorably. In support of this thesis, the market had its first month of net inflows this year in June, approximately $1.038 billion. It is Caywood-Scholl's belief that it is premature to pronounce a soft landing, but Caywood-Scholl feels more optimistic. The inflow of cash from mutual fund investors is important because it has helped to balance the market's technical picture. Equally important, the amount of new issuance slowed dramatically with only $8.5 billion issued during the second quarter. The market's technical balance had a favorable effect upon returns.

Another development has been the evidence of tighter lending standards and recent announcements by several financial institutions of large write-downs of bad loans. As lending standards become more stringent, highly leveraged entities may find their access to capital reduced. The high-yield market's discounting of this risk is evident in the variance


                      THE ENTERPRISE Group of Funds, Inc.
58

                             SUBADVISER'S COMMENTS

in returns between the quality sectors of the market. In anticipation of tighter liquidity, investors are generally seeking investment in better-capitalized, larger companies, which is more indicative of the double B portion of the Fund's market.

The trend and method of calculation of defaults has been a focus of several articles in the Wall Street Journal. Consensus on this topic lies between a leveling of default rates to a modest up-tick. More importantly, Caywood-Scholl believes that much of the information pertaining to defaults is priced into the market. This explains why valuations are near historic lows, a near record portion of the market is classified as "distressed," and why liquidity for out-of-favor sectors is so poor.

Finally, there continues to be a great deal of dislocation in the BBB sector of the corporate bond market, both in terms of credit quality and supply, mostly in telecommunications companies. The difficulties of this market are in some ways creating opportunities in the BB market, as many typical crossover buyers are sidelined.

Future Investment Strategy

So where does all this leave us? Cautiously optimistic. Caywood-Scholl believes the market offers very good value on risk-adjusted basis for patient investors. Caywood-Scholl feels this is especially true of the BB sector with an average ratio, yield/treasury, greater than 150 percent. Caywood-Scholl likens the high-yield market to a value stock. Caywood-Scholl is uncertain as to the near term catalyst that may cause the market to rally, but suspect s money may return to the market when it is clear the Federal Reserve is finished raising rates. In anticipation of this event, the U.S. may see market conditions improve in short order. Caywood-Scholl believes that it is best to invest in higher quality issues until there is a clear signal that the taking of risk may be rewarded.

There are specific risks associated with the types of bonds held in the High-Yield Bond Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]


                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise High-Yield Bond Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Corporate Bonds, Convertible
Securities, Common &
Preferred Stocks -- 80.80%
----------------------------------------------------------------------
Aerospace -- 0.23%
----------------------------------------------------------------------
BE Aerospace Inc. 9.50%, due
  11/01/08 ...............................   $250,000       $  230,000
Apparel & Textiles -- 0.82%
----------------------------------------------------------------------
Fruit of the Loom Inc. 8.875%, due
  04/15/06 (b) ...........................    500,000           40,000
Levi Strauss & Company 6.80%, due
  11/01/03 ...............................    250,000          203,750
Levi Strauss & Company 7.00%, due
  11/01/06 ...............................    750,000          570,000
                                                            ----------
                                                               813,750
Automotive -- 2.12%
----------------------------------------------------------------------
Avis Rent a Car Inc. 11.00%, due
  05/01/09 ...............................    750,000          781,875
Budget Group Inc. 9.125%, due
  04/01/06 ...............................    850,000          544,000
Lear Corporation 7.96%, due
  05/15/05 ...............................    400,000          375,990
Sonic Automotive Inc. (Series B)
  11.00%, due 08/01/08 ...................    450,000          399,375
                                                            ----------
                                                             2,101,240
Banking -- 0.95%
----------------------------------------------------------------------
Bay View Capital Corporation 9.125%,
  due 08/15/07 ...........................    400,000          304,000
Western Financial Savings Bank Orange
  California 8.50%, due 07/01/03 .........    200,000          186,000
Western Financial Savings Bank Orange
  California 8.875%, due 08/01/07 ........    500,000          450,000
                                                            ----------
                                                               940,000
Broadcasting -- 7.03%
----------------------------------------------------------------------
Allbritton Communications Company
  (Series B) 8.875%, due 02/01/08 ........    400,000          368,500
Chancellor Media Corporation 9.00%,
  due 10/01/08 ...........................    750,000          772,500
Chancellor Media Corporation
  (Series B) 8.125%, due 12/15/07 ........    500,000          503,125
Echostar DBS Corporation 9.375%,
  due 02/01/09 ........................... 1,150,000         1,104,000
Fox Family Worldwide Inc.
  0%/10.25%, due 11/01/07 (c) ............   500,000           311,250
Fox Family Worldwide Inc. 9.25%, due
  11/01/07 ............................... 1,250,000         1,125,000
Fox Sports Networks LLC 0%/9.75%,
  due 08/15/07 (c) ....................... 1,900,000         1,539,000
Liberty Media Group 7.875%, due
  07/15/09 ...............................   650,000           625,808
Sinclair Broadcast Group Inc. 8.75%,
  due 12/15/07 ...........................   700,000           616,000
                                                            ----------
                                                             6,965,183


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Building & Construction -- 2.57%
----------------------------------------------------------------------
American Standard Inc. 7.375%, due
  02/01/08 ............................... $ 250,000        $  226,250
Building Materials Corporation
  America (Series B) 7.75%, due
  07/15/05 ...............................   600,000           493,500
Building Materials Corporation
  America (Series B) 8.00%, due
  10/15/07 ...............................   450,000           358,875
Integrated Electrical Services 9.375%,
  due 02/01/09 ...........................   600,000           486,000
Nortek Inc. 8.875%, due 08/01/08 .........   400,000           362,000
Nortek Inc. (Series B) 9.125%, due
  09/01/07 ...............................   450,000           416,250
Republic Group Inc. 9.50%, due
  07/15/08 ...............................   250,000           207,500
                                                            ----------
                                                             2,550,375
Business Services -- 0.67%
----------------------------------------------------------------------
United Rentals Inc. (Series B) 8.80%,
  due 08/15/08 ...........................   750,000           660,000
Cable -- 4.74%
----------------------------------------------------------------------
Adelphia Communications Corporation
  9.50%, due 03/01/05 ....................   200,000           193,000
Adelphia Communications Corporation
  8.375%, due 02/01/08 ...................   250,000           220,937
Adelphia Communications Corporation
  7.875%, due 05/01/09 ...................   250,000           210,625
Adelphia Communications Corporation
  (Series B) 10.50%, due 07/15/04 ........   650,000           650,000
Adelphia Communications Corporation
  (Series B) Zero Coupon/9.05%, due
  01/15/08 (c) ...........................   600,000           246,000
Charter Communication Holdings
  8.25%, due 04/01/07 .................... 1,750,000         1,544,375
Charter Communications Holdings
  10.00%, due 04/01/09 ...................   250,000           241,250
Mediacom LLC/Mediacom Capital
  Corporation (Series B) 8.50%, due
  04/15/08 ...............................   650,000           598,000
Williams Communications Corporation
  10.70%, due 10/01/07 ...................   600,000           595,500
Williams Communications Group
  10.875%, due 10/01/09 ..................   200,000           195,500
                                                            ----------
                                                             4,695,187
Chemicals -- 1.50%
----------------------------------------------------------------------
Georgia Gulf Corporation 10.375%,
  due 11/01/07 ...........................   550,000           572,000
Huntsman Polymers Corporation
  11.75%, due 12/01/04 ...................   250,000           253,750

                      THE ENTERPRISE Group of Funds, Inc.
60

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Lyondell Chemical Company 9.625%,
  due 05/01/07 ........................... $  300,000       $  295,500
Pioneer Americas Acquisition
  Corporation (Series B) 9.25%, due
  06/15/07 ...............................    550,000          363,000
                                                            ----------
                                                             1,484,250
Communications -- 4.36%
----------------------------------------------------------------------
Globalstar LP/Globalstar Capital
  11.375%, due 02/15/04 ..................  1,000,000          295,000
Globalstar LP/Globalstar Capital
  11.25%, due 06/15/04 ...................    100,000           29,000
Globalstar LP/Globalstar Capital
  10.75%, due 11/01/04 ...................    250,000           70,000
Globalstar LP/Globalstar Capital
  11.50%, due 06/01/05 ................... $  250,000           71,250
Globalstar Telecommunications
  (Wts) (a) ..............................        700                0
Level 3 Communications Inc. 11.00%,
  due 03/15/08 ........................... $  100,000           99,000
Level 3 Communications Inc. 9.125%,
  due 05/01/08 ...........................  1,000,000          897,500
Level 3 Communications Inc.
  0%/10.50%, due 12/01/08 (c) ............    550,000          334,125
Loral Space & Communication Ltd.
  9.50%, due 01/15/06 ....................    350,000          253,750
Loral Space & Communication Ltd.
  0%/12.50%, due 01/15/07 (c) ............ $1,450,000          594,500
Loral Space & Communication Ltd.
  (Wts) (a) ..............................        850            2,816
Metromedia Fiber Network Inc.
  10.00%, due 11/15/08 ................... $  500,000          492,500
Metromedia Fiber Network Inc.
  10.00%, due 12/15/09 ...................  1,000,000          985,000
Qwest Communications International
  Inc. (Series B) 0%/8.29%, due
  02/01/08 (c) ...........................    250,000          197,188
                                                            ----------
                                                             4,321,629
Computer Software -- 2.46%
----------------------------------------------------------------------
Exodus Communications Inc. 10.75%,
  due 12/15/09 ...........................    150,000          144,750
Exodus Communications Inc.
  11.625%, due 07/15/10 ..................    600,000          601,500
Northpoint Commerce Group Inc.
  12.875%, due 02/15/10 ..................    950,000          684,000
PSINet Inc. 10.50%, due 12/01/06 .........  1,100,000        1,012,000
                                                            ----------
                                                             2,442,250
Consumer Products -- 3.40%
----------------------------------------------------------------------
Chattem Inc. (Series B) 8.875%, due
  04/01/08 ...............................    850,000          680,000
Corning Consumer Products Company
  (Series B) 9.625%, due 05/01/08 ........    400,000          260,000
French Fragrances Inc. (Series B)
  10.375%, due 05/15/07 ..................    550,000          528,000


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
French Fragrances Inc. (Series D)
  10.375%, due 05/15/07 .................. $  150,000       $  141,000
Scotts Company 8.625%, due
  01/15/09 ...............................    900,000          864,000
Sealy Mattress Company (Series B)
  0%/10.875%, due 12/15/07 (c) ...........  1,250,000          900,000
                                                            ----------
                                                             3,373,000
Containers/Packaging -- 1.39%
----------------------------------------------------------------------
Owens Illinois Inc. 8.10%, due
  05/15/07 ...............................    350,000          323,340
Owens Illinois Inc. 7.35%, due
  05/15/08 ...............................    500,000          435,482
United States Can Corporation (Series
  B) 10.125%, due 10/15/06 ...............    600,000          615,000
                                                            ----------
                                                             1,373,822
Crude & Petroleum -- 0.78%
----------------------------------------------------------------------
Clark Refining & Marketing Inc.
  8.875%, due 11/15/07 ...................    350,000          224,000
Trizec Hahn Corporation (Series B)
  10.875%, due 12/01/05 ..................  1,000,000          550,000
                                                            ----------
                                                               774,000
Drugs & Medical Products -- 1.30%
----------------------------------------------------------------------
King Pharmaceuticals Inc. 10.75%, due
  02/15/09 ...............................  1,250,000        1,287,500
Electronics -- 0.10%
----------------------------------------------------------------------
Axiohm Transaction Solutions 9.75%,
  due 10/01/07 (b) .......................    500,000          101,250
Energy -- 1.86%
----------------------------------------------------------------------
Calpine Corporation 7.75%, due
  04/15/09 ...............................    800,000          754,000
CMS Energy Corporation 7.50%, due
  01/15/09 ...............................    250,000          218,344
Ocean Energy Inc. (Series B) 8.375%,
  due 07/01/08 ...........................    900,000          873,000
                                                            ----------
                                                             1,845,344
Finance -- 1.08%
----------------------------------------------------------------------
RBF Finance Company 11.00%, due
  03/15/06 ...............................  1,000,000        1,071,250
Food, Beverages & Tobacco -- 3.36%
----------------------------------------------------------------------
Canandaigua Brands Inc. 8.625%, due
  08/01/06 ...............................    550,000          543,125
Canandaigua Brands Inc. 8.50%, due
  03/01/09 ...............................    100,000           91,000
Keebler Corporation 10.75%, due
  07/01/06 ...............................    200,000          212,750
Kroger Company 6.375%, due
  03/01/08 ...............................    250,000          224,698
NBTY Inc. (Series B) 8.625%, due
  09/15/07 ...............................  1,000,000          852,500

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Stater Brothers Holdings Inc. 10.75%,
  due 08/15/06 ......................... $1,300,000       $1,144,000
Twin Laboratories Inc. 10.25%, due
  05/15/06 .............................    260,000          258,700
                                                          ----------
                                                           3,326,773
Gaming -- 2.01%
--------------------------------------------------------------------
Boyd Gaming Corporation 9.50%, due
  07/15/07 .............................    500,000          480,000
Circus Circus Enterprises Inc. 9.25%,
  due 12/01/05 .........................    600,000          579,000
Mirage Resorts Inc. 6.75%, due
  08/01/07 .............................    450,000          400,783
Trump Atlantic City Associates
  11.25%, due 05/01/06 .................    750,000          528,750
                                                          ----------
                                                           1,988,533
Health Care -- 3.96%
--------------------------------------------------------------------
Columbia/HCA Healthcare
  Corporation 7.15%, due 03/30/04 ......    250,000          234,470
Columbia/HCA Healthcare
  Corporation 6.91%, due 06/15/05 ......    600,000          548,104
Columbia/HCA Healthcare
  Corporation 7.25%, due 05/20/08 ......    250,000          222,638
Dade International Inc. (Series B)
  11.125%, due 05/01/06 ................    450,000          211,500
Fisher Scientific International Inc.
  9.00%, due 02/01/08 ..................    525,000          480,375
Quest Diagnostics Inc. 10.75%, due
  12/15/06 .............................    750,000          776,250
Tenet Healthcare Corporation 8.125%,
  due 12/01/08 .........................    650,000          594,750
Tenet Healthcare Corporation 9.25%,
  due 09/01/10 .........................    850,000          856,375
                                                          ----------
                                                           3,924,462
Hotels & Restaurants -- 4.08%
--------------------------------------------------------------------
Foodmaker Corporation (Series B)
  9.75%, due 11/01/03 ..................    350,000          351,867
Foodmaker Inc. 8.375%, due 04/15/08.....  1,000,000          930,000
Hammon (John Q.) Hotels 8.875%,
  due 02/15/04 .........................    300,000          264,000
HMH Properties Inc. 7.875%, due
  08/01/08 .............................    250,000          224,375
Host Marriot LP 8.375%, due
  02/15/06 .............................    250,000          232,500
MGM Grand Inc. 9.75%, due
  06/01/07 .............................  1,000,000        1,017,500
Sbarro Inc. 11.00%, due 09/15/09 .......    280,000          286,300
Station Casinos Inc. 8.875%, due
  12/01/08 .............................    250,000          238,125
Station Casinos Inc. 9.875%, due
  07/01/10 .............................    500,000          501,250
                                                          ----------
                                                           4,045,917


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Machinery -- 1.55%
--------------------------------------------------------------------
Applied Power Inc. 8.75%, due
  04/01/09 ............................. $  850,000       $  879,750
Columbus McKinnon Corporation
  8.50%, due 04/01/08 ..................    500,000          430,000
Navistar International Corporation
  (Series B) 8.00%, due 02/01/08 .......    250,000          229,375
                                                          ----------
                                                           1,539,125
Medical Instruments -- 0.91%
--------------------------------------------------------------------
Charles River Labs Inc. 13.50%, due
  10/01/09 ............................. $  350,000          361,375
Charles River Labs Inc. (Wts) (a) ......        350           14,666
Fisher Scientific International Inc.
  9.00%, due 02/01/08 .................. $  575,000          526,125
                                                          ----------
                                                             902,166
Medical Services -- 1.65%
--------------------------------------------------------------------
Triad Hospitals Holdings Inc. 11.00%,
  due 05/15/09 .........................    850,000          869,125
Warner Chilcott Inc. 12.625%, due
  02/15/08 .............................    750,000          769,688
                                                          ----------
                                                           1,638,813
Metals & Mining -- 0.22%
--------------------------------------------------------------------
AK Steel Corporation 7.875%, due
  02/15/09 .............................    250,000          221,875
Oil Services -- 1.34%
--------------------------------------------------------------------
Eott Energy Partners L P 11.00%, due
  10/01/09 .............................    250,000          253,750
Nuevo Energy Company 9.50%, due
  06/01/08 .............................    250,000          246,875
Pioneer Natural Resources Company
  9.625%, due 04/01/10 .................    800,000          826,103
                                                          ----------
                                                           1,326,728
Printing & Publishing -- 0.58%
--------------------------------------------------------------------
Nebraska Book Company Inc. 8.75%,
  due 02/15/08 .........................    750,000          577,500
Retail -- 2.20%
--------------------------------------------------------------------
Boyds Collection Ltd. 9.00%, due
  05/15/08 .............................    478,000          420,640
Buhrmann U.S. Inc. 12.25%, due
  11/01/09 .............................    600,000          630,000
Cole National Group Inc. 8.625%, due
  08/15/07 .............................  1,100,000          726,000
Saks Inc. 8.25%, due 11/15/08 ..........    450,000          398,830
                                                          ----------
                                                           2,175,470

                      THE ENTERPRISE Group of Funds, Inc.
62

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Telecommunications -- 12.20%
---------------------------------------------------------------------
Crown Castle International
  Corporation 0%/10.625%, due
  11/15/07 (c) ......................... $1,250,000       $   925,000
Crown Castle International
  Corporation 9.00%, due 05/15/11 ...... $  500,000           461,250
E. Spire Communications Inc.
  (Wts) (a) ............................        800                 0
Firstworld Communications Inc.
  (Wts) (a) ............................        500            35,221
Flag Ltd. 8.25%, due 01/30/08 .......... $  900,000           801,000
ICG Holdings Inc. 0%/12.50%, due
  05/01/06 (c) .........................  1,000,000           827,500
ICG Services Inc. 0%/10%, due
  02/15/08 (c) .........................    200,000           104,000
Intermedia Communications Inc.
  (Series B) 0%/11.25%, due
  07/15/07 (c) .........................    350,000           274,750
Intermedia Communications Inc.
  (Series B) 8.50%, due 01/15/08 .......    600,000           552,000
Leap Wireless International Inc.
  12.50%, due 04/15/10 .................    500,000           440,000
McLeodUSA Inc. 0%/10.50%, due
  03/01/07 (c) .........................    475,000           389,500
McLeodUSA Inc. 8.125%, due
  02/15/09 .............................    900,000           812,250
Nextel Communications 0%/10.65%,
  due 09/15/07 (c) .....................  1,100,000           863,500
Nextel Communications 0%/9.75%,
  due 10/31/07 (c) .....................    900,000           668,250
Nextel Communications 0%/9.95%,
  due 02/15/08 (c) .....................    650,000           476,125
Nextlink Communications 0%/9.45%,
  due 04/15/08 (c) .....................  1,100,000           671,000
Nextlink Communications 10.75%,
  due 11/15/08 .........................    900,000           886,500
Omnipoint Corporation (Series A)
  11.625%, due 08/15/06 ................ $  250,000           270,000
Pagemart (Wts) (a) .....................      3,450            34,465
Pagemart Nationwide Inc. (Wts) (a) .....      1,750            23,188
Panamsat Corporation 6.375%, due
  01/15/08 ............................. $  300,000           267,239
Pathnet Inc. 12.25%, due 04/15/08 ...... $  250,000           140,000
Pathnet Inc. (Wts) (a) (d) .............        250                 0
RCN Corporation 0%/11.125%, due
  10/15/07 (c) ......................... $  350,000           218,750
RCN Corporation 10.00%, due
  10/15/07 .............................    250,000           211,875
RCN Corporation 10.125%, due
  01/15/10 .............................    200,000           166,500
RCN Corporation (Series B)
  0%/9.80%, due 02/15/08 (c) ...........    550,000           313,500
Teligent Inc. 11.50%, due 12/01/07 .....    250,000           193,750
Triton Pcs Inc. 0%/11%, due
  05/01/08 (c) .........................    250,000           181,250


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Winstar Communications Inc. 12.75%,
  due 04/15/10 ......................... $  950,000       $   885,875
                                                          -----------
                                                           12,094,238
Textiles -- 2.52%
---------------------------------------------------------------------
Phillips Van Heusen Corporation
  9.50%, due 05/01/08 ..................  1,000,000           910,000
Polymer Group Inc. (Series B) 9.00%,
  due 07/01/07 .........................    700,000           595,000
Westpoint Stevens Inc. 7.875%, due
  06/15/08 .............................  1,250,000           993,750
                                                          -----------
                                                            2,498,750
Transportation -- 0.72%
---------------------------------------------------------------------
Northwest Airlines Inc. 8.52%, due
  04/07/04 .............................    750,000           712,791
Travel/Entertainment/Leisure -- 0.24%
---------------------------------------------------------------------
International Game Technology
  7.875%, due 05/15/04 .................    250,000           240,000
Utilities -- 2.21%
---------------------------------------------------------------------
AES Corporation 9.50%, due
  06/01/09 .............................  1,050,000         1,029,000
Azurix Corporation 10.375%, due
  02/15/07 .............................    500,000           482,500
Ferrellgas Partners LP (Series B)
  9.375%, due 06/15/06 .................    450,000           432,000
Midland Cogeneration Venture LP
  (Series C-91) 10.33%, due 07/23/02....    113,999           116,707
Midland Funding Corporation (Series
  C-94) 10.33%, due 07/23/02 ...........    122,752           125,667
                                                          -----------
                                                            2,185,874
Waste Management -- 1.23%
---------------------------------------------------------------------
Allied Waste North America Inc.
  7.625%, due 01/01/06 .................    650,000           568,750
Allied Waste North America Inc.
  7.875%, due 01/01/09 .................    350,000           298,375
Waste Management Inc. 6.875%, due
  05/15/09 .............................    400,000           352,527
                                                          -----------
                                                            1,219,652
Wireless Communications -- 2.46%
---------------------------------------------------------------------
Nextel Communications 9.375%, due
  11/15/09 .............................    750,000           716,250
Telecorp PCS Inc. 0%/11.625%, due
  04/15/09 (c) .........................    700,000           456,750
Voicestream Wireless Corporation
  11.50%, due 09/15/09 .................    500,000           540,000
Voicestream Wireless Corporation
  10.375%, due 11/15/09 ................    700,000           724,500
                                                          -----------
                                                            2,437,500
                                                          -----------
Total Corporate Bonds, Convertible
Securities, Common & Preferred Stocks
(Identified cost $89,449,973)............                  80,086,197
-----------------------------------------              --------------

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Foreign Bonds -- 14.00%
---------------------------------------------------------------------
Apparel & Textiles -- 0.23%
---------------------------------------------------------------------
Reliance Industries Ltd. 8.25%, due
  01/15/27 .............................   $250,000       $   232,306
Basic Industries -- 1.78%
---------------------------------------------------------------------
Cemex 12.75%, due 07/15/06 .............  1,150,000         1,276,500
Cemex International Capital Inc.
  9.66%, due 12/29/49 ..................    500,000           488,750
                                                          -----------
                                                            1,765,250
Broadcasting -- 1.17%
---------------------------------------------------------------------
Rogers Communications Inc. 9.125%,
  due 01/15/06 .........................   150,000            147,000
Rogers Communications Inc. 8.875%,
  due 07/15/07 .........................   300,000            294,000
Satelites Mexicanos 10.125%, due
  11/01/04 .............................   800,000            536,000
TV Azteca 10.50%, due 02/15/07 .........   200,000            178,693
                                                          -----------
                                                            1,155,693
Cable -- 1.77%
---------------------------------------------------------------------
Flag Telecom Holdings Ltd. 11.625%,
  due 03/30/10 .........................   500,000            485,000
Telewest Commerce New 9.875%, due
  02/01/10 .............................   350,000            325,500
Telewest Communications New
  0%/9.25%, due 04/15/09 (c) ........... 1,750,000            945,000
                                                          -----------
                                                            1,755,500
Chemicals -- 0.25%
---------------------------------------------------------------------
PCI Chemicals Canada Inc. 9.25%, due
  10/15/07 .............................   400,000            248,000
Electronics -- 0.25%
---------------------------------------------------------------------
Flextronics International Ltd. 9.875%,
  due 07/01/10 .........................   250,000            251,875
Energy -- 0.26%
---------------------------------------------------------------------
YPF Sociedad Anonima 9.125%, due
  02/24/09 .............................   250,000            253,438
Finance -- 0.48%
---------------------------------------------------------------------
PDVSA Finance Ltd. 9.375%, due
  11/15/07 .............................   500,000            479,138
Government Bond -- 3.02%
---------------------------------------------------------------------
Republic of Argentina 11.75%, due
  04/07/09 .............................   500,000            467,128
Republic of Argentina Global (Series
  BGL4) 11.00%, due 10/09/06 ...........   900,000            844,625
United Mexican States 9.875%, due
  01/15/07 .............................   250,000            260,000
United Mexican States 8.625%, due
  03/12/08 .............................   600,000            576,000


                                             Number
                                           of Shares
                                         or Principal
                                            Amount          Value
United Mexican States 9.875%, due
  02/01/10 ............................. $ 800,000        $   840,800
                                                          -----------
                                                            2,988,553
Oil Services -- 1.61%
---------------------------------------------------------------------
Gulf Canada Resources Ltd. 8.375%,
  due 11/15/05 .........................   600,000            594,000
Gulf Canada Resources Ltd. 8.35%,
  due 08/01/06 .........................   400,000            396,000
Petroleos Mexicanos 9.375%, due
  12/02/08 .............................   600,000            609,750
                                                          -----------
                                                            1,599,750
Paper & Forest Products -- 0.46%
---------------------------------------------------------------------
Indah Kiat Finance Mauritius Ltd.
  10.00%, due 07/01/07 .................   350,000            213,500
Pindo Deli Finance Mauritius Ltd.
  10.75%, due 10/01/07 ................. $ 400,000            240,000
                                                          -----------
                                                              453,500
Telecommunications -- 1.16%
---------------------------------------------------------------------
AT&T Canada Inc Deposit Receipt
  (Class B) ............................       514             17,058
Global Crossing Holdings Ltd.
  9.125%, due 11/15/06 ................. $ 350,000            335,125
Rogers Cantel Inc. 8.80%, due
  10/01/07 .............................   800,000            796,000
                                                          -----------
                                                            1,148,183
Transportation -- 0.43%
---------------------------------------------------------------------
TBS Shipping International Ltd.
  10.00%, due 05/01/05 (b) .............   750,000            203,438
TFM 10.25%, due 06/15/07 ...............   250,000            221,250
                                                          -----------
                                                              424,688
Wireless Communications -- 1.13%
---------------------------------------------------------------------
Clearnet Communications Inc.
  0%/10.125%, due 05/01/09 (c) ......... 1,000,000            600,000
Grupo Iusacell New 14.25%, due
  12/01/06 .............................   500,000            522,500
                                                          -----------
                                                            1,122,500
                                                          -----------
Total Foreign Bonds
(Identified cost $15,848,450)...........                   13,878,374
----------------------------------------                  -----------
U. S. Government Obligations -- 0.77%
---------------------------------------------------------------------
United States Treasury Note 6.625%,
  due 05/31/02 .........................   500,000            501,875
United States Treasury Note 6.50%,
  due 02/15/10 .........................   250,000            258,118
                                                          -----------
                                                              759,993
                                                          -----------
Total U. S. Government Obligations
(Identified cost $759,234)...............                     759,993
-----------------------------------------                 -----------


                      THE ENTERPRISE Group of Funds, Inc.
64

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Number
                                            of Shares
                                          or Principal
                                             Amount         Value
Repurchase Agreement -- 3.14%
----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 5.50%, due 07/03/00,
  Maturity Value $3,119,429
  Collateral: U.S. Treasury Bond
  $3,050,000, 7.625% due 2/15/07
  Value $3,270,968...................... $3,118,000      $ 3,118,000
                                                         -----------
Total Repurchase Agreement
(Identified cost $3,118,000)............                   3,118,000
----------------------------------------                 -----------


                                             Number
                                            of Shares
                                          or Principal
                                             Amount         Value
Total Investments
(Identified cost $109,175,657)..........                $97,842,564
Other Assets Less Liabilities -- 1.29% .                  1,275,353
                                                        -----------

Net Assets -- 100% .....................                $99,117,917
----------------------------------------                -----------

(a) Non-income producing security.

(b) In bankruptcy. Fund has ceased accrual of interest.

(c) Zero Coupon or Step Bond - The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.

(d) Security is fair valued at June 30, 2000.

(Wts) Warrants - Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.


See notes to financial statements.

                               [GRAPHIC OMITTED]


                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Government Securities Fund
                             SUBADVISER'S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser of the Enterprise Government Securities Fund on May 1, 1992. TCW Group, Inc. manages approximately $79 billion for institutional clients, and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.

Investment Strategies

The Government Securities Fund invests primarily in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury such as Treasury Bills, Treasury Notes and Treasury Bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA") are examples of full faith and credit securities. Agencies and instrumentalities whose securities are not backed by the full faith and credit of the United States include Fannie Mae and Freddie Mac. To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.

First Half 2000 Performance Review

Strong crosscurrents buffeted the fixed-income market in the first half of 2000. Between December 31, 1999 and June 30, 2000, the long bond rallied 0.58 percent, while the yield on the 3-month Treasury Bill rose 0.55 percent. Rates at the short end of the curve rose on news of economic strength, which bolstered expectations that the Federal Reserve would raise rates in the months ahead to keep the economy from overheating. Rates at the long end of the yield curve fell as the government began purchasing long Treasuries to reduce its outstanding debt. As a result, the yield curve became inverted; volatility increased and spreads widened, as it became more difficult to assess the value of bonds priced relative to Treasuries. The yield curve inversion also complicated hedging strategies and made it more difficult to use the 30-year Treasury as a benchmark. Volatile equity markets also impacted bond market performance, causing Treasuries to rally on days when equities sold off and trade lower on days when equities moved higher.

The GNMA sub-sector was a top performer for the first six months of this year. The return advantage of the GNMA sector so far this year has been attributed to its superior credit quality, as the market has concerns about changes in the federal regulations of Fannie Mae and Freddie Mac.

Future Investment Strategy

While much of the recent data on the economy has been favorable for the bond market, it is far from conclusive. Monetary policy operates with a lag, and it is still too early to know whether current policy has had the desired effect. Soaring energy costs may increase the likelihood of an increase in inflationary measures by the Federal Reserve in the near future. The likelihood of further spread widening may be slim, with spreads still well above historic norms and yields close to 8.00 percent. Prepayment risk may also be minimal, with the average price of the Lehman Mortgage Index at $96.50. Therefore, TCW's outlook on the performance potential for the mortgage sector remains positive.

Although government securities may be guaranteed as to the timely payment of principal and interest, fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
66

                     Enterprise Government Securities Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                                                 Number
                                                               of Shares
                                                              or Principal
                                                                 Amount                Value
U.S. Government & Agency Obligations -- 82.91%
------------------------------------------------------------------------------------------------
Fannie Mae -- 26.38%
------------------------------------------------------------------------------------------------
5.50%, due 01/01/09 ......................................... $1,322,891              $1,260,844
5.50%, due 02/01/09 .........................................  4,114,904               3,894,879
5.50%, due 02/01/09 .........................................  2,691,762               2,555,166
6.50%, due 02/01/09 .........................................     97,970                  95,877
5.50%, due 06/01/09 .........................................  2,692,141               2,540,096
7.00%, due 03/01/14 .........................................  1,145,978               1,120,352
8.00%, due 11/01/16 .........................................  1,855,079               1,868,992
6.50%, due 08/01/19 .........................................  6,716,677               6,340,904
10.00%, due 07/01/20 ........................................    126,336                 133,675
10.00%, due 07/01/20 ........................................    214,775                 227,197
9.50%, due 08/01/20 .........................................    450,884                 466,442
9.50%, due 10/01/20 .........................................    654,797                 677,415
6.00%, due 11/01/28 .........................................  3,703,778               3,405,331
6.00%, due 11/01/28 .........................................  7,349,233               6,760,057
                                                                                      ----------
                                                                                      31,347,227
Freddie Mac Participation Certificates -- 4.95%
------------------------------------------------------------------------------------------------
7.00%, due 09/01/17 .........................................  1,130,182               1,103,349
7.00%, due 10/01/17 .........................................  1,479,795               1,444,945
10.00%, due 10/01/18 ........................................    643,681                 683,299
10.00%, due 07/01/20 ........................................  1,049,285               1,114,453
10.00%, due 10/01/20 ........................................    438,876                 464,790
9.00%, due 10/01/22 .........................................  1,039,295               1,068,725
                                                                                      ----------
                                                                                       5,879,561
Federal Housing Administration -- 13.25%
------------------------------------------------------------------------------------------------
7.75%, due 05/01/18 .........................................  6,003,818               5,868,732
8.70%, due 12/01/27 .........................................  2,532,723               2,558,050
7.00%, due 10/01/28 .........................................  2,271,385               2,140,780
6.75%, due 11/01/28 .........................................  2,172,310               2,020,249
7.18%, due 02/20/29 .........................................  3,338,864               3,155,226
                                                                                      ----------
                                                                                      15,743,037
Government National Mortgage Association -- 35.36%
------------------------------------------------------------------------------------------------
9.00%, due 08/15/16 .........................................      3,771                   3,885
7.00%, due 12/15/27 .........................................  3,459,005               3,384,130
6.50%, due 08/15/28 .........................................  1,380,816               1,315,124
6.50%, due 02/20/29 .........................................  9,377,674               8,880,912
6.50%, due 05/15/29 .........................................  4,771,695               4,536,164
7.00%, due 06/15/29 .........................................  4,920,689               4,791,895
7.00%, due 10/15/29 .........................................  4,968,661               4,832,660
7.00%, due 10/15/33 ......................................... 14,656,797              14,276,919
                                                                                      ----------
                                                                                      42,021,689
U.S. Treasury Notes -- 2.97%
------------------------------------------------------------------------------------------------
U.S. Treasury Note 6.50%, due
  08/15/05 ..................................................  3,500,000               3,537,187
                                                                                      ----------
Total U.S. Government & Agency Obligations
(Identified cost $102,154,508).........................................               98,528,701
-----------------------------------------------------------------------               ----------


                                                               Number
                                                             of Shares
                                                            or Principal
                                                               Amount                Value
Collateralized Mortgage Obligations -- 4.43%
------------------------------------------------------------------------------------------------
Chase Mortgage Finance
  Corporation 4.65%, due
  05/25/28 (v) .............................................. $3,386,325              $2,121,744
Fannie Mae Series 1994-10 Class
  M 6.50% Due 06/25/23 6.50%,
  due 06/25/23 ..............................................    312,275                 301,551
Freddie Mac Series 1552 Class YA
  4.09%, due 08/15/23 (v) ...................................  1,291,553                 794,305
Freddie Mac Series 1634 Class SB
  8.80%, due 12/15/23 (v) ...................................  2,222,727               2,047,687
                                                                                      ----------
Total Collateralized Mortgage Obligations
(Identified cost $5,952,691).................................                          5,265,287
-------------------------------------------------------------                         ----------


Corporate Bonds -- 7.67%
------------------------------------------------------------------------------------------------
PNC Mortgage Securities
  Corporation 6.25%,
  due 02/25/14 ..............................................  3,506,332               3,323,091
PNC Mortgage Securities
  Corporation Series 1998-5
  6.625%, due 06/25/13 ......................................  1,792,148               1,727,881
Structured Asset Secs Corporation
  6.75%, due 03/25/29 .......................................  4,353,030               4,067,363
                                                                                      ----------
                                                                                       9,118,335
                                                                                      ----------
Total Corporate Bonds
(Identified cost $9,667,851).................................                          9,118,335
-------------------------------------------------------------                         ----------

Commercial Paper -- 4.62%
------------------------------------------------------------------------------------------------
Bell South Telecommunications
  6.63%, due 07/11/00 .......................................    100,000                  99,816
General Electric Credit Capital
  Service of Puerto Rico 6.70%,
  due 07/07/00 ..............................................    600,000                 599,330
USAA Capital Corporation
  6.75%, due 07/05/00 .......................................  2,300,000               2,298,275
Walt Disney Company 6.54%,
  due 07/06/00 ..............................................  2,500,000               2,494,096
                                                                                      ----------
Total Commercial Paper
(Identified cost $5,491,517).................................                          5,491,517
-------------------------------------------------------------                         ----------

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000


                                               Number
                                              of Shares
                                            or Principal
                                               Amount          Value
Repurchase Agreements -- 5.24%
--------------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement
  5.50% due 07/03/00,
  Maturity Value $6,224,852
  Collateral: U.S. Treasury Bond,
  $6,085,000, 7.625% due
  02/15/07 Value $6,525,849............... $6,222,000      $  6,222,000
                                                           ------------
Total Repurchase Agreements
(Identified cost $6,222,000)..............                    6,222,000
------------------------------------------                 ------------


                                               Number
                                              of Shares
                                            or Principal
                                               Amount          Value
Total Investments
(Identified cost $129,488,567)...........................  $124,625,840
Other Assets Less Liabilities -- (4.87)% ................    (5,789,596)
                                                           ------------
Net Assets -- 100% ....................................    $118,836,244
---------------------------------------------------------  ------------

(v) Variable interest rate security; interest rate is as of June 30, 2000.

See notes to financial statements.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
68

                       Enterprise Tax-Exempt Income Fund
                             SUBADVISER'S COMMENTS

MBIA Capital Management Corp.

Armonk, New York

Investment Management

MBIA Capital Management Corp. became the subadviser to the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA Capital Management Corp. manages approximately $20 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

Investment Strategies

The Tax-Exempt Income Fund invests primarily in investment grade, tax-exempt municipal securities. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the subadviser tries to limit risk as much as possible. The subadviser analyzes municipalities, their credit risk, market trends and investment cycles. The subadviser attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The subadviser will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the subadviser may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the subadviser may adopt a longer weighted average maturity. The Fund may also invest up to 20 percent of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20 percent of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax.

First Half 2000 Performance Review

The municipal yield curve was not immune to the forces affecting the taxable fixed-income markets during the first half of 2000. Despite three rate hikes by the Fed, long municipal rates fell by 0.20 percent during the period. The municipal yield curve, although not inverting like the Treasury curve, flattened by 0.59 percent, from 1.98 percent to 1.39 percent (1 year versus 30 years). The Lehman Brothers Municipal Bond Index returned 4.42 percent during the first half of 2000.1 This positive performance was largely fueled by a 22.00 percent decrease in year-over-year supply. The insured sector was the number one performing sector, while the long-end outperformed the general market by 2.00 percent.

The Enterprise Tax-Exempt Income Fund underperformed the Lehman Brothers Municipal Bond Index during the first half of 2000.1 With an essentially neutral duration for the period, the Fund's underperformance was attributable to underweights in both the insured sector and long end of the curve, as well as the Fund's over-concentration in defensively structured premium coupon securities. More convex discount bonds strongly outperformed premium structures during the latter part of the second quarter as market sentiment shifted to the possibility that the economy could finally be slowing down and the Federal Reserve could be nearing the end of its tightening cycle.

1 The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors -- general obligation, revenue, insured, and prefunded. It assumes the reinvestment of dividends and capital gains and excludes fees and expenses. One cannot invest directly in an index.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Future Investment Strategy

With the possibility that the Federal Reserve could soon be finished raising rates, combined with the continued decline in new issue supply, the near-term technical and fundamental outlook for the municipal market looks favorable. While MBIA will continue to emphasize conservative credit, structure and curve allocations for the Fund, for the near-term MBIA will focus on minimizing over and underweighted allocations versus the benchmark in order to position the Fund to perform more in line with the general market for the balance of the year.

Depending on an investor's specific situation, distributions from this fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
70

                       Enterprise Tax-Exempt Income Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                            Principal
                                             Amount        Value
Municipal Bonds -- 98.93%
------------------------------------------------------------------
Alabama -- 0.92%
------------------------------------------------------------------
Alabama Housing Finance Authority
  Single Family Mortgage Revenue
  Home Mortgage GNMA Collateral
  Series A-1 6.55% due 10/01/14 .........  $  240,000   $  248,287
Colorado -- 7.42%
------------------------------------------------------------------
Colorado Department Transport
  Revenue Anticipation Notes
  (AMBAC Insured) 6.00% due
  06/15/15 ..............................   1,000,000    1,039,520
Colorado Springs Colorado Sales &
  Use Tax Revenue Bonds 5.00% due
  12/01/12 ..............................   1,000,000      959,110
                                                        ----------
                                                         1,998,630
Georgia -- 7.59%
------------------------------------------------------------------
Atlanta Downtown Development
  Authority Underground Atlanta
  Project 6.25% due 10/01/12 ............     500,000      521,325
Georgia Municipal Electric Authority
  Power Revenue Series V 6.30% due
  01/01/05 ..............................     400,000      423,128
Georgia State General Obligation
  Bonds Series C 6.25% due 08/01/12         1,000,000    1,098,560
                                                        ----------
                                                         2,043,013
Iowa -- 3.27%
------------------------------------------------------------------
Iowa Finance Authority Hospital
  Facility Revenue Iowa Health
  Systems Series A (MBIA Insured)
  5.125% due 01/01/28 ...................   1,000,000      880,380
Massachusetts -- 2.90%
------------------------------------------------------------------
Massachusetts State Housing Finance
  Agency Revenue Residential FNMA
  Collateral-Series A 6.90% due
  11/15/24 ..............................     750,000      780,990
Michigan -- 10.88%
------------------------------------------------------------------
Michigan Municipal Bond Authority
  Revenue Clean Water Revolving
  Fund 5.75% due 10/01/16 ...............   1,000,000    1,016,460
Michigan State Building Authority
  Revenue Series I 6.40% due
  10/01/04 ..............................   1,000,000    1,039,590
Wayne Charter County Michigan
  Airport Revenue Detroit
  Metropolitan Wayne Charter
  County Airport Series B (MBIA
  Insured) 5.00% due 12/01/28 ...........   1,000,000      873,240
                                                        ----------
                                                         2,929,290

                                            Principal
                                             Amount        Value
Minnesota -- 3.79%
------------------------------------------------------------------
Minnesota State General Obligation
  Bonds 5.60% due 10/01/02 ..............  $1,000,000   $1,020,300
Missouri -- 7.47%
-------------------------------------------------------------------
Kansas City Missouri Municipal
  Assistance Corporation Refunding
  Leasehold Roe Bartle Series A
  (MBIA Insured) 5.00% due
  04/15/04 ..............................   1,000,000    1,006,760
Missouri State Health & Educational
  Facilities Authority St. Louis
  University 5.50% due 10/01/15 .........   1,000,000    1,002,760
                                                        ----------
                                                         2,009,520
Nebraska -- 3.73%
------------------------------------------------------------------
Omaha Public Power District
  Nebraska Electric Revenue Series D
  5.10% due 02/01/08 ....................   1,000,000    1,004,320
Nevada -- 3.20%
------------------------------------------------------------------
Clark County School District Series A
  (MBIA Insured) 7.00% due
  06/01/11 ..............................     750,000      860,287
New Jersey -- 2.97%
------------------------------------------------------------------
New Jersey State Refunding Series F
  5.25% due 08/01/13 ....................     800,000      798,968
New York -- 4.32%
------------------------------------------------------------------
Municipal Assistance Corporation
  New York Series J 5.75% due
  07/01/03 ..............................     300,000      308,679
Triborough Bridge & Tunnel
  Authority, New York General
  Purpose Series A 6.00% due
  01/01/10 ..............................     800,000      855,096
                                                        ----------
                                                         1,163,775
Ohio -- 3.77%
------------------------------------------------------------------
Ohio State Building Authority
  Refunding James A Rhodes Office
  A 5.25% due 06/01/10 ..................   1,000,000    1,014,910
Oklahoma -- 5.68%
------------------------------------------------------------------
Tulsa, Oklahoma General Obligation
  Bonds 6.30% due 06/01/17 ..............   1,500,000    1,528,260
South Carolina -- 4.51%
------------------------------------------------------------------
South Carolina State Public Service
  Authority Series A (MBIA Insured)
  5.75% due 01/01/15 ....................   1,200,000    1,214,520

                      THE ENTERPRISE Group of Funds, Inc.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Principal
                                               Amount         Value
Texas -- 17.93%
----------------------------------------------------------------------
Harris County Texas Health Facilities
  Development Christus Health Series
  A (MBIA Insured) 5.75% due
  07/01/14 ...............................  $1,000,000     $ 1,011,620
San Antonio Texas Electric & Gas
  Revenue Refunding Series A 5.25%
  due 02/01/13 ...........................     500,000         493,470
San Antonio Texas Independent
  School District (Public School
  Fund-Guaranteed Insured) 5.125%
  due 08/15/22 ...........................   1,000,000         905,940
Texas State Refunding Public Finance
  Authority 5.50% due 10/01/06 ...........   1,000,000       1,033,290
Texas State Department Housing
  Community Affairs Home
  Mortgage Revenue GNMA
  Collateral Series A 6.95% due
  07/01/23 ...............................     345,000         356,958
Texas Tech University Revenues
  Refunding & Improvement
  Financing Systems 3rd Series
  (AMBAC Insured) 5.375% due
  02/15/17 ...............................   1,000,000       1,024,960
                                                           -----------
                                                             4,826,238
Utah -- 3.44%
----------------------------------------------------------------------
Utah County Utah Hospital Revenue
  IHC Health Services Inc. (MBIA
  Insured) 5.25% due 08/15/21 ............   1,000,000         926,490
Washington -- 2.03%
----------------------------------------------------------------------
Washington State General Obligation
  Bonds Series B & AT-7 6.40% due
  06/01/17 ...............................     500,000         545,860
Wisconsin -- 3.11%
----------------------------------------------------------------------
Milwaukee Wisconsin Series F 6.00%
  due 11/15/04 ...........................     800,000         837,576
                                                           -----------
Total Municipal Bonds
(Identified Cost $26,831,077) .............                 26,631,614
-------------------------------------------                -----------

                                             Principal
                                               Amount         Value
Short-Term Tax-Exempt Investments -- 1.12%
----------------------------------------------------------------------
Texas -- 1.12%
----------------------------------------------------------------------
Gulf Coast Texas Waste Disposal
  Authority Adjusted Refunding
  Amoco Oil Company Project
  resets 7/03/00 4.05% (v) ...............  $  200,000     $   200,000
Gulf Coast Texas Waste Disposal
  Authority Adjusted Refunding
  Amoco Oil Company Project
  resets 7/03/00 4.30% (v) ...............     100,000         100,000
                                                           -----------
                                                               300,000
                                                           -----------
Total Short-Term Tax-Exempt
Investments
(Identified Cost $300,000) ...............                     300,000
------------------------------------------                 -----------

Total Investments
(Identified cost $27,131,077) ............                 $26,931,614

Other Assets Less Liabilities -- (0.05)% .                     (12,398)
                                                           -----------

Net Assets -- 100% .......................                 $26,919,216
------------------------------------------                 -----------

(AMBAC) American Bond Assurance Corporation.
(MBIA) Municipal Bond Insurance Association.
(v) Variable interest rate demand security; Interest rate is as of June 30, 2000, and is adjusted daily. Maturity date shown is the later of the next reset date or next put at par.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
72

                         Enterprise Money Market Fund
                               MANAGER'S COMMENTS

Enterprise Capital Management, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. ("ECM"), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group, Inc. (NYSE: MNY) and has been Fund Manager to the Enterprise Money Market Fund since May 1, 1992.

Investment Objective

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.

Investment Strategies

The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments, which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.

First Half 2000 Performance Review

The first half proved to be a very difficult one in which to navigate as an investor. Fixed-income markets adjusted to the much anticipated May 16, 0.5 percent increase in the Federal Reserve's overnight federal funds rate and, for a time, priced in a further interest rate move at the June 27-28 Federal Reserve meeting. Short-term money market rates moved up substantially in the beginning of May. Subsequently, the short-term yield curve steepened dramatically.

As the first half ended, increasing evidence of economic softening began to mount. The impact of the Federal Reserve's six interest rate increases over the past year, totaling 1.75 percent, seems to have been felt initially in the interest rate sensitive sectors like housing and autos. Nevertheless, the pace of economic growth, while below the torrid 5.5 percent real GDP growth rate seen in the first quarter, may be too robust to keep the Federal Reserve on hold. The question at hand is whether the Federal Reserve's series of interest rate hikes has slowed the economy's pace to a level consistent with the Federal Reserve's perceived target real GDP growth level of roughly 3.5 percent. The bond and money markets are betting that the Federal Reserve's regimen has done so. Thus, the bond market clearly views the Federal Reserve's work to dampen inflationary pressures as done or almost done.

The first quarter, ECM believes, was buoyed by favorable weather and a snapback from Y2K-related issues in the second half of 1999. The second quarter pullback only looks slow relative to the first quarter's vibrant pace. Volatility in the equity markets, particularly in Nasdaq and technology-related stocks, also contributed to the recent slowdown. Corporate earnings remain strong.

The average maturity of the Enterprise Money Market Fund was lengthened during the second quarter to capitalize on the increased level of interest rates. As market sentiment has shifted in June, bringing down interest rates markedly out through one year, ECM has shortened the Fund's average maturity in the belief that opportunities to extend into longer maturing and higher yielding investments lie ahead. ECM believes that the Federal Reserve's reading of the second quarter real GDP may compel the Federal Reserve to again hike rates. The Federal Reserve continues to express concern over the economy's strength and potential for supply/demand imbalances leading to inflationary pressure.


                      THE ENTERPRISE Group of Funds, Inc.

                               MANAGER'S COMMENTS

Future Investment Strategy

Going forward, the average maturity of the Fund may be adjusted selectively to capitalize on opportunities where the Fund will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat, out through the six-month area, so there is little yield sacrifice in maintaining a short average maturity in the Fund. The average maturity of the Fund at June 30 was 33.5 days.

The Fund continues to be invested in high quality short-term instruments, principally commercial paper. The 30-day and 7-day simple yields of the Fund were 6.07 percent and 6.15 percent, respectively, as of June 30, 2000. (Past performance is no guarantee of future results)

The Fund is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields.

An investment in the Enterprise Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The Fund Manager's views are subject to change at any time based on market and other conditions.

                               [GRAPHIC OMITTED]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
74

                         Enterprise Money Market Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000

                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Commercial Paper -- 96.69%
------------------------------------------------------------------------
American Express Credit Corporation,
  6.56% due 07/18/00 .................. $7,909,000       $   7,884,500
Associates First Capital Corporation,
  6.53% due 07/24/00 ..................  9,246,000           9,207,426
CIT Group Inc.
  6.95% due 07/03/00 .................. 10,668,000          10,663,881
Citicorp
  6.54% due 07/20/00 .................. 10,500,000          10,463,758
Coca Cola Enterprises Inc.
  6.52% due 08/01/00 ..................  9,334,000           9,281,595
Colonial Pipeline Company
  6.60% due 08/02/00 ..................  3,754,000           3,731,977
Colonial Pipeline Company
  6.60% due 08/10/00 ..................  4,045,000           4,015,337
Countrywide Funding Corporation
  6.85% due 07/14/00 ..................  5,000,000           4,987,632
Countrywide Home Loans Inc.
  6.58% due 07/13/00 ..................  6,004,000           5,990,831
Dominion Resources Inc.
  6.83% due 07/20/00 ..................  2,000,000           1,992,791
Enterprise Funding Corporation
  6.57% due 07/26/00 .................. 10,772,000          10,722,853
Ford Motor Credit Company
  6.62% due 09/13/00 .................. 10,000,000           9,863,922
General Electric Capital Corporation,
  6.53% due 07/19/00 .................. 10,866,000          10,830,523
General Motors Acceptance
  Corporation, 6.68% due 09/05/00 .....  9,082,000           8,970,776
Golden Funding Corporation
  6.60% due 07/05/00 ..................  9,750,000           9,742,850
Goldman Sachs Group
  6.64% due 08/07/00 ..................  6,000,000           5,959,053
GTE Corporation
  6.60% due 07/11/00 ..................  7,500,000           7,486,250
GTE Corporation
  6.60% due 07/27/00 ..................  3,757,000           3,739,092
Heller Financial Inc.
  6.62% due 07/17/00 ..................  4,000,000           3,988,231
Heller International Corporation
  6.65% due 08/03/00 ..................  3,393,000           3,372,317
Household Finance Corporation
  6.25% due 07/26/00 .................. 10,000,000           9,956,597
Houston Industries Finance Company,
  6.92% due 07/20/00 ..................  2,000,000           1,992,696
Montauk Funding Corporation
  6.63% due 08/25/00 ..................  9,144,000           9,051,379
Norfolk Southern Corporation
  6.85% due 07/12/00 ..................  2,000,000           1,995,814
Paccar Financial Corporation
  6.05% due 08/01/00 ..................  8,000,000           7,958,322
Royal Bank of Canada New York
  6.11% due 07/05/00 ..................    811,000             810,449
Sony Capital Corporation
  6.62% due 07/07/00 .................. 10,000,000           9,988,967


                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Target Corporation
  6.60% due 07/06/00 .................. $3,000,000       $   2,997,250
Target Corporation
  6.58% due 07/07/00 ..................  7,378,000           7,369,909
Textron Financial Corporation
  6.67% due 07/07/00 ..................  5,149,000           5,143,276
Textron Financial Corporation
  6.55% due 07/27/00 ..................  2,000,000           1,990,539
Trident Capital Finance Inc.
  6.57% due 08/10/00 .................. 10,000,000           9,927,000
TRW Inc.
  6.77% due 07/20/00 ..................  2,000,000           1,992,854
Windmill Funding Corporation
  6.55% due 07/19/00 .................. 10,000,000           9,967,250
                                                         -------------
Total Commercial Paper
(Identified cost $224,037,894).........................    224,037,894
------------------------------------------------------- ----------------
U. S. Government Obligations -- 3.45%
------------------------------------------------------------------------
Federal Home Loan Banks
  6.60% due 02/22/01 ..................  2,750,000           2,748,835
Federal Home Loan Banks
  6.75% due 03/01/01 ..................  5,250,000           5,250,000
                                                         -------------
Total U. S. Government Obligations
(Identified cost $7,998,835)...........................      7,998,835
------------------------------------------------------- ----------------
Certificates of Deposit -- 2.59%
------------------------------------------------------------------------
Union Bank Treasury Division
  5.99% due 09/15/00 ..................  6,000,000           6,000,000
Total Certificates of Deposit
(Identified cost $6,000,000)...........................      6,000,000
------------------------------------------------------- ----------------
Variable Rate Securities -- 4.49%
------------------------------------------------------------------------
Capital One Funding Corporation
  6.20% due 03/01/17 (v) ..............  1,418,000           1,418,000
Goldman Sachs Group
  6.406% due 04/11/08 (v) .............  4,000,000           4,000,000
Syndicated Loan Funding Trust
  6.28% due 03/15/01 (v) ..............  5,000,000           5,000,000
                                                         -------------
Total Variable Rate Securities
(Identified cost $10,418,000)..........................     10,418,000
------------------------------------------------------- ----------------
Total Investments
(Identified cost $248,454,729).........................  $ 248,454,729
Other Assets Less Liabilities -- (7.22)% ..............    (16,740,799)
                                                         -------------
Net Assets -- 100% ....................................  $ 231,713,930
------------------------------------------------------- ----------------

(v) Variable rate security; Interest rate shown is rate as of June 30, 2000.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

               Statements of Assets and Liabilities (Unaudited)
                    In 000's (except per share information)
                                 June 30, 2000

                                                           AGGRESSIVE GROWTH
                                                                   Small       Small
                                                    Multi-Cap      Fund        Fund
                                                  Growth Fund    Company      Company
                                                 -------------    Growth       Value
Assets:
 Investments at value                             $  256,023    $ 84,385    $ 315,064
 Foreign currency at value (cost -- $1,390
  and $167)                                               --          --           --
 Receivable for fund shares sold                       1,501         411        2,030
 Receivable for investments sold                       3,374          --          569
 Dividends and interest receivable                        20           2          230
 Due from investment adviser                              39          30           --
 Cash and other assets                                   115          26           21
  Total assets                                    $  261,072    $ 84,854    $ 317,914
------------------------------------------------  ----------    --------    ---------
Liabilities:
 Payable for fund shares redeemed                        929         111        1,509
 Call options written, at market value
  (premiums received $22)                                 --          --           --
 Payable for investments purchased                     6,961         181        8,090
 Dividends and distributions payable                      --          --           --
 Investment advisory fees payable                        204          67          187
 Distribution fees payable                               155          45          179
 Forward currency contracts (net) payable                 --          --           --
 Accrued expenses and other liabilities                  164          61          183
  Total liabilities                               $    8,413    $    465    $  10,148
------------------------------------------------  ----------    --------    ---------
Net assets                                        $  252,659    $ 84,389    $ 307,766
Analysis of net assets
Paid-in capital                                      258,897      69,058      283,358
Undistributed (accumulated) net investment
 income (loss)                                        (1,580)       (562)        (559)
Undistributed (accumulated) net realized gain
 (loss) on investments                               (21,903)      3,196       24,362
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                  17,245      12,697          605
Net assets                                        $  252,659    $ 84,389    $ 307,766
------------------------------------------------  ----------    --------    ---------
Class A: Net assets                               $  106,351    $ 32,323    $ 153,665
Shares outstanding                                     8,280         960       17,777
Net asset value and redemption price per share    $    12.84    $  33.67    $    8.64
Maximum sales charge per share                    $     0.64    $   1.68    $    0.43
Maximum offering price per share, including
 sales charge of 4.75%                            $    13.48    $  35.35    $    9.07
------------------------------------------------  ----------    --------    ---------
Class B: Net assets                               $  105,517    $ 34,775    $ 106,811
Shares outstanding                                     8,259       1,055       12,784
Net asset value and offering price per share      $    12.78    $  32.96    $    8.35
------------------------------------------------  ----------    --------    ---------
Class C: Net assets                               $   40,000    $  8,311    $  45,938
Shares outstanding                                     3,132         251        5,381
Net asset value and offering price per share      $    12.77    $  33.07    $    8.54
------------------------------------------------  ----------    --------    ---------
Class Y: Net assets                               $      791    $  8,980    $   1,352
Shares outstanding                                        61         263          153
Net asset value, offering and redemption price
 per share                                        $    12.89    $  34.08    $    8.86
------------------------------------------------  ----------    --------    ---------
Investments at cost                               $  238,778    $ 71,687    $ 314,459



                                                                                              GROWTH
                                                                  Capital                     Growth
                                                                Appreciation                and Income
                                                  Growth Fund       Fund      Equity Fund      Fund
                                                 ------------- ------------- ------------- -----------
Assets:
 Investments at value                             $2,397,931     $286,551       $54,971     $225,147
 Foreign currency at value (cost -- $1,390
  and $167)                                               --           --            --           --
 Receivable for fund shares sold                      20,816        1,541         2,395        1,366
 Receivable for investments sold                      18,563        5,655            --          303
 Dividends and interest receivable                       961           93             2           60
 Due from investment adviser                              --           --             7           45
 Cash and other assets                                    57           64            42           96
  Total assets                                    $2,438,328     $293,904       $57,417     $227,017
------------------------------------------------  ----------     --------       -------     --------
Liabilities:
 Payable for fund shares redeemed                      6,954          515           144          711
 Call options written, at market value
  (premiums received $22)                                 --           --            --           40
 Payable for investments purchased                    31,848        1,485           207        1,174
 Dividends and distributions payable                      --           --            --           --
 Investment advisory fees payable                      1,444          173            30          136
 Distribution fees payable                             1,326          145            30          130
 Forward currency contracts (net) payable                 --           --            --           --
 Accrued expenses and other liabilities                  922          138            53          119
  Total liabilities                               $   42,494     $  2,456       $   464     $  2,310
------------------------------------------------  ----------     --------       -------     --------
Net assets                                        $2,395,834     $291,448       $56,953     $224,707
Analysis of net assets
Paid-in capital                                    1,880,598      251,559        49,027      169,561
Undistributed (accumulated) net investment
 income (loss)                                        (8,958)      (1,153)         (188)        (224)
Undistributed (accumulated) net realized gain
 (loss) on investments                               221,476        7,143         1,118         (335)
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                 302,718       33,899         6,996       55,705
Net assets                                        $2,395,834     $291,448       $56,953     $224,707
------------------------------------------------  ----------     --------       -------     --------
Class A: Net assets                               $1,190,829     $194,478       $23,764     $ 84,396
Shares outstanding                                    52,024        5,166         2,825        2,080
Net asset value and redemption price per share    $    22.89     $  37.64       $  8.41     $  40.58
Maximum sales charge per share                    $     1.14     $   1.88       $  0.42     $   2.02
Maximum offering price per share, including
 sales charge of 4.75%                            $    24.03     $  39.52       $  8.83     $  42.60
------------------------------------------------  ----------     --------       -------     --------
Class B: Net assets                               $  807,701     $ 73,034       $25,216     $105,146
Shares outstanding                                    36,456        2,037         3,044        2,622
Net asset value and offering price per share      $    22.16     $  35.85       $  8.28     $  40.10
------------------------------------------------  ----------     --------       -------     --------
Class C: Net assets                               $  306,444     $ 23,366       $ 7,703     $ 17,892
Shares outstanding                                    13,653          634           929          446
Net asset value and offering price per share      $    22.45     $  36.86       $  8.29     $  40.14
------------------------------------------------  ----------     --------       -------     --------
Class Y: Net assets                               $   90,860     $    570       $   270     $ 17,273
Shares outstanding                                     3,875           15            32          421
Net asset value, offering and redemption price
 per share                                        $    23.45     $  38.24       $  8.43     $  41.05
------------------------------------------------  ----------     --------       -------     --------
Investments at cost                               $2,095,213     $252,652       $47,975     $169,424

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
76

                                         SECTOR                 DOMESTIC HYBRID
 Equity Income  International    Internet   Services Fund     Managed      Balanced
     Fund        Growth Fund      Fund          Global          Fund         Fund
-------------- -------------- ------------    Financial    ------------- ------------

  $  139,709      $113,691     $  412,829    $   25,026      $ 294,187     $ 12,943
          --         1,392             --           166             --           --
         202         1,206          2,793            33            274           28
         934         1,196         14,034            --          3,120           --
         191           131             19            47            689           71
           1            --             --            10             --           --
         138            63            267            18             50           37
  $  141,175      $117,679     $  429,942    $   25,300        298,320     $ 13,079
  ----------      --------     ----------    ----------      ---------     --------

         318           812          2,452           377            667           11
          --            --             --            --             --           --
         308           741          6,114            42            522          107
          --            --             --            --             --           --
          89            80            339            18            187            8
          74            49            259            12            146            8
          --           818             --             2             --           --
          88           102            271            32            205           19
  $      877      $  2,602     $    9,435    $      483      $   1,727     $    153
  ----------      --------     ----------    ----------      ---------     --------
  $  140,298      $115,077     $  420,507    $   24,817      $ 296,593     $ 12,926

     113,957        99,339        409,503        25,719        276,588       12,445
          54          (279)        (3,694)          113            979           36
       6,138         5,084        (35,302)           44          5,446           91
      20,149        10,933         50,000        (1,059)        13,580          354
  $  140,298      $115,077     $  420,507    $   24,817      $ 296,593     $ 12,926
  ----------      --------     ----------    ----------      ---------     --------
  $   94,707      $ 55,818     $  176,905    $   11,469      $ 111,680     $  6,062
       3,733         2,691          6,323         2,156         13,966        1,151
  $    25.37      $  20.74     $    27.98    $     5.32      $    8.00     $   5.27
  $     1.27      $   1.03     $     1.40    $     0.27      $    0.40     $   0.26
  $    26.64      $  21.77     $    29.38    $     5.59      $    8.40     $   5.53
  ----------      --------     ----------    ----------      ---------     --------
  $   37,821      $ 27,472     $  180,695    $    7,025      $ 116,564     $  5,591
       1,513         1,353          6,484         1,330         14,790        1,064
  $    25.00      $  20.30     $    27.87    $     5.28      $    7.88     $   5.25
  ----------      --------     ----------    ----------      ---------     --------
  $    7,651      $  7,725     $   61,796    $    1,040      $   7,820     $  1,166
         304           377          2,220           197            993          222
  $    25.16      $  20.47     $    27.84    $     5.28      $    7.88     $   5.26
  ----------      --------     ----------    ----------      ---------     --------
  $      119      $ 24,062     $    1,111    $    5,283      $  60,529     $    107
           5         1,159             39           989          7,565           20
  $    25.35      $  20.76     $    28.13    $     5.34      $    8.00     $   5.28
  ----------      --------     ----------    ----------      ---------     --------
  $  119,560      $101,950     $  362,829    $   26,082      $ 280,607     $ 12,589



                                      FIXED INCOME
 Equity Income   High-Yield     Government      Tax-Exempt    Money Market
     Fund        Bond Fund   Securities Fund   Income Fund       Fund
-------------- ------------ ----------------- ------------- --------------

  $  139,709    $   97,843     $  124,626       $  26,932    $   248,455
          --            --             --              --             --
         202           361            645              --          3,605
         934           360             --              --             --
         191         2,178            733             449            546
           1             8              2               4             --
         138            24             25             118            358
  $  141,175    $  100,774     $  126,031       $  27,503    $   252,964
  ----------    ----------     ----------       ---------    -----------

         318           141            554             524         21,019
          --            --             --              --             --
         308         1,202          6,373              --             --
          --           146             78              22             31
          89            48             58              11             68
          74            53             59              13             --
          --            --             --              --             --
          88            66             73              14            132
  $      877    $    1,656     $    7,195       $     584    $    21,250
  ----------    ----------     ----------       ---------    -----------
  $  140,298    $   99,118     $  118,836       $  26,919    $   231,714

     113,957       114,798        127,445          27,238        231,714
          54            --            (85)             --             --
       6,138        (4,347)        (3,661)           (120)            --
      20,149       (11,333)        (4,863)           (199)            --
  $  140,298    $   99,118     $  118,836       $  26,919    $   231,714
  ----------    ----------     ----------       ---------    -----------
  $   94,707    $   57,568     $   70,160       $  20,263    $   199,184
       3,733         5,520          6,047           1,558        199,184
  $    25.37    $    10.43     $    11.60       $   13.01    $      1.00
  $     1.27    $     0.52     $     0.58       $    0.65             --
  $    26.64    $    10.95     $    12.18       $   13.66    $      1.00
  ----------    ----------     ----------       ---------    -----------
  $   37,821    $   33,068     $   34,837       $   5,437    $    21,833
       1,513         3,171          3,004             418         21,833
  $    25.00    $    10.43     $    11.60       $   13.01    $      1.00
  ----------    ----------     ----------       ---------    -----------
  $    7,651    $    7,326     $    6,760       $   1,173    $     8,191
         304           702            583              90          8,191
  $    25.16    $    10.43     $    11.60       $   13.01    $      1.00
  ----------    ----------     ----------       ---------    -----------
  $      119    $    1,156     $    7,079       $      46    $     2,506
           5           111            610               4          2,506
  $    25.35    $    10.43     $    11.60       $   13.01    $      1.00
  ----------    ----------     ----------       ---------    -----------
  $  119,560    $  109,176     $  129,489       $  27,131    $   248,455



                      THE ENTERPRISE Group of Funds, Inc.
                                                                              77

       -------------                                       -------
                     Statements of Operations (Unaudited)
                                    In 000's
                     For the Six Months Ended June 30, 2000

       -------------                                       -------


                                                                  AGGRESSIVE GROWTH
                                                         Multi-Cap        Small         Small
                                                          Growth        Company       Company
                                                           Fund       Growth Fund    Value Fund
                                                     --------------- ------------- -------------
Investment income:
 Dividends                                             $     95(1)    $       57   $  1,476
 Interest                                                   511              134        581
  Total investment income                                   606              191      2,057
Expenses:
 Investment Advisory fees                                 1,016              365      1,063
 Distribution fees, Class A                                 202               62        317
 Distribution fees, Class B                                 412              145        504
 Distribution fees, Class C                                 150               35        205
 Transfer agent fees                                        387              161        405
 Custodian and accounting fees                               33               18         42
 Audit and legal fees                                         9                3         14
 Reports to shareholders                                     20                4         18
 Registration fees                                           36               16         27
 Directors' fees                                              3                2          3
 Other expenses                                              30                6         18
   Total expenses                                         2,298              817      2,616
  Less: Expense reimbursement                              (112)             (64)        --
  Total expenses, net of reimbursement                    2,186              753      2,616
Net investment income (loss)                             (1,580)            (562)      (559)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) on security transactions      (21,782)           3,196     24,800
 Net realized gain (loss) on foreign currency
  transactions                                               --               --         --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                           (8,996)          (4,093)   (15,325)
Net realized and unrealized gain (loss) on
 investments                                            (30,778)            (897)     9,475
Increase (decrease) in net assets resulting from
 operations                                            $ (32,358)     $   (1,459)  $  8,916



                                                                                       GROWTH
                                                                       Capital                   Growth
                                                         Growth          Fund        Equity    and Income
                                                          Fund       Appreciation     Fund        Fund
                                                     -------------   ------------  ---------   ----------
Investment income:
 Dividends                                           $  7,987        $   358(1)     $   36     $   900(1)
 Interest                                               2,433            643            85         592
  Total investment income                              10,420          1,001           121       1,492
Expenses:
 Investment Advisory fees                               8,861            956           121         733
 Distribution fees, Class A                             2,692            406            29         166
 Distribution fees, Class B                             3,920            287            79         446
 Distribution fees, Class C                             1,470             82            16          78
 Transfer agent fees                                    1,849            306            81         250
 Custodian and accounting fees                            175             31            11          34
 Audit and legal fees                                     114             15             2          11
 Reports to shareholders                                  143             17             2          13
 Registration fees                                         64             21            18          23
 Directors' fees                                           17              3             1           2
 Other expenses                                            73             30             5          15
   Total expenses                                      19,378          2,154           365       1,771
  Less: Expense reimbursement                              --             --           (56)        (55)
  Total expenses, net of reimbursement                 19,378          2,154           309       1,716
Net investment income (loss)                           (8,958)        (1,153)         (188)       (224)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) on security transactions    221,458          7,134         1,118         562
 Net realized gain (loss) on foreign currency
  transactions                                             --             --            --          --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                       (303,652)       (21,534)        4,289      10,495
Net realized and unrealized gain (loss) on
 investments                                          (82,194)       (14,400)        5,407      11,057
Increase (decrease) in net assets resulting from
 operations                                          $(91,152)       $(15,553)      $5,219      $10,833

(1) Net of foreign taxes withheld of $2 for Multi-Cap Growth, $4 for Capital Appreciation, $9 for Growth and Income, $113 for International Growth, $3 for Internet Fund, $16 for Global Financial Services and $12 for Managed.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
78
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        SECTOR
   Equity                                         Global
   Income     International      Internet      Financial
    Fund       Growth Fund        Fund       Services Fund
------------ -------------- --------------- ---------------

 $   1,573     $    636(1)    $      56(1)     $    276(1)
       136          152             578              11
     1,709          788             634             287

       548          473           1,976              81
       222          123             383              16
       197          128             830              29
        40           34             288               4
       182          179             635              54
        27           87              49              28
         6            7              28               1
         8            7              37               1
        20           20              45              16
         2            2               4               1
        11            7              53               1
     1,263        1,067           4,328             232
       (29)          --              --             (58)
     1,234        1,067           4,328             174
       475         (279)         (3,694)            113


     6,172        6,412         (35,170)             75
        --       (1,196)             --              --
   (14,114)     (18,427)        (35,487)           (777)
    (7,942)     (13,211)        (70,657)           (702)
 $  (7,467)    $(13,490)      $ (74,351)       $   (589)


                  DOMESTIC HYBRID                        FIXED INCOME
   Equity                                             Government   Tax-Exempt    Money
   Income        Managed      Balanced   High-Yield  Securities     Income      Market
    Fund           Fund         Fund     Bond Fund      Fund         Fund        Fund
------------ --------------- --------- ------------ ------------ ------------ ---------

 $   1,573      $  2,099(1)   $    26   $       --    $     --     $    --     $    --
       136         1,532          140        5,091       4,063         749       7,393
     1,709         3,631          166        5,091       4,063         749       7,393

       548         1,208           43          299         346          69         417
       222           270           12          133         154          46          --
       197           632           25          168         172          27          --
        40            43            5           30          29           7          --
       182           397           38          129         149          29         173
        27            60           12           33          25          11          53
         6            13            1            5           5           2          15
         8            21            1            5           6           1          10
        20            21           27           19          21          18          29
         2             3            1            2           1           1           2
        11             9            1            1           1           1          27
     1,263         2,677          166          824         909         212         726
       (29)          (25)         (69)         (69)        (64)        (41)         --
     1,234         2,652           97          755         845         171         726
       475           979           69        4,336       3,218         578       6,667


     6,172         5,488          137         (526)        183         (53)         --
        --            --           --           --          --          --          --
   (14,114)      (18,439)        (206)      (4,735)        131         440          --
    (7,942)      (12,951)         (69)      (5,261)        314         387          --
 $  (7,467)     $(11,972)     $    --   $     (925)   $  3,532     $   965     $ 6,667



                      THE ENTERPRISE Group of Funds, Inc.
                                                                              79
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          -------------                                       -------

                       Statements of Changes in Net Assets
                                    In 000's
          -------------                                       -------


                                                                        AGGRESSIVE GROWTH
                                                    Multi-Cap Growth Fund             Small Company Growth Fund
                                             ----------------------------------- -----------------------------------
                                                (Unaudited)     For the Period      (Unaudited)
                                                Six Months       July 1, 1999       Six Months
                                                  Ended            through            Ended            Year Ended
                                              June 30, 2000   December 31, 1999   June 30, 2000   December 31, 1999
                                             --------------- ------------------- --------------- -------------------
From operations:
 Net investment income (loss)                $  (1,580)          $     (238)       $      (562)      $     (511)
 Net realized gain (loss) on investments       (21,782)               1,564              3,196            5,587
 Net change in unrealized gain (loss) on
  investments                                   (8,996)              26,241             (4,093)          10,394
Increase (decrease) in net assets resulting
 from operations                               (32,358)              27,567             (1,459)          15,470
Distributions to shareholders from:
 Net investment income, Class A                     --                   --                 --               --
 Net investment income, Class B                     --                   --                 --               --
 Net investment income, Class C                     --                   --                 --               --
 Net investment income, Class Y                     --                   --                 --               --
 Net realized gains on investments Class A          --                 (699)              (201)              --
 Net realized gains on investments Class B          --                 (558)              (220)              --
 Net realized gains on investments Class C          --                 (188)               (54)              --
 Net realized gains on investments Class Y          --                  (10)               (67)              --
Total distributions to shareholders                 --               (1,455)              (542)              --
From capital share transactions:
Class A
 Shares sold                                    82,504               37,544             24,592           10,575
 Reinvestment of distributions                      --                  604                194               --
 Shares redeemed                               (12,171)              (2,271)           (10,792)          (5,073)
 Net increase (decrease) -- Class A             70,333               35,877             13,994            5,502
Class B
 Shares sold                                    84,807               31,400             18,480            9,475
 Reinvestment of distributions                      --                  531                210               --
 Shares redeemed                                (5,611)              (1,263)            (2,569)          (4,006)
 Net increase (decrease) -- Class B             79,196               30,668             16,121            5,469
Class C
 Shares sold                                    35,873               10,925              5,667            2,588
 Reinvestment of distributions                      --                  170                 51               --
 Shares redeemed                                (4,172)                (510)            (1,728)          (1,754)
 Net increase (decrease) -- Class C             31,701               10,585              3,990              834
Class Y
 Shares sold                                       358                  414                262              701
 Reinvestment of distributions                      --                    5                 65               --
 Shares redeemed                                  (137)                 (95)              (814)          (3,724)
 Net increase (decrease) -- Class Y                221                  324               (487)          (3,023)
Total increase (decrease) in net assets
 resulting from capital share transactions     181,451               77,454             33,618            8,783
Total increase (decrease) in net assets        149,093              103,566             31,617           24,253
Net assets:
 Beginning of period                         $ 103,566                   --        $    52,772       $   28,519
 End of period                               $ 252,659           $  103,566        $    84,389       $   52,772



                                                     AGGRESSIVE GROWTH
                                                  Small Company Value Fund
                                             ----------------------------------
                                               (Unaudited)
                                                Six Months
                                                 Ended          Year Ended
                                             June 30, 2000   December 31, 1999
                                            ---------------  ------------------
From operations:
 Net investment income (loss)                $    (559)        $      (1,023)
 Net realized gain (loss) on investments        24,800                24,209
 Net change in unrealized gain (loss) on
  investments                                  (15,325)                7,926
Increase (decrease) in net assets resulting
 from operations                                 8,916                31,112
Distributions to shareholders from:
 Net investment income, Class A                     --                    --
 Net investment income, Class B                     --                    --
 Net investment income, Class C                     --                    --
 Net investment income, Class Y                     --                    --
 Net realized gains on investments Class A      (2,468)               (9,465)
 Net realized gains on investments Class B      (1,838)               (7,114)
 Net realized gains on investments Class C        (742)               (2,450)
 Net realized gains on investments Class Y         (12)                  (43)
Total distributions to shareholders             (5,060)              (19,072)
From capital share transactions:
Class A
 Shares sold                                   112,925               140,610
 Reinvestment of distributions                   2,392                 9,106
 Shares redeemed                               (99,119)             (100,724)
 Net increase (decrease) -- Class A             16,198                48,992
Class B
 Shares sold                                    19,660                42,381
 Reinvestment of distributions                   1,739                 6,768
 Shares redeemed                               (14,149)              (16,938)
 Net increase (decrease) -- Class B              7,250                32,211
Class C
 Shares sold                                    14,772                24,608
 Reinvestment of distributions                     710                 2,374
 Shares redeemed                                (5,299)               (7,268)
 Net increase (decrease) -- Class C             10,183                19,714
Class Y
 Shares sold                                       861                   479
 Reinvestment of distributions                      11                    42
 Shares redeemed                                  (171)                 (212)
 Net increase (decrease) -- Class Y                701                   309
Total increase (decrease) in net assets
 resulting from capital share transactions      34,332               101,226
Total increase (decrease) in net assets         38,188               113,266
Net assets:
 Beginning of period                         $ 269,578         $     156,312
 End of period                               $ 307,766         $     269,578

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
80
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                          GROWTH
         Growth Fund            Capital Appreciation Fund            Equity Fund
----------------------------- ----------------------------- ------------------------------
  (Unaudited)                   (Unaudited)                   (Unaudited)
   Six Months     Year Ended     Six Months     Year Ended     Six Months     Year Ended
     Ended       December 31,      Ended       December 31,      Ended       December 31,
 June 30, 2000       1999      June 30, 2000       1999      June 30, 2000       1999
--------------- ------------- --------------- ------------- --------------- --------------
  $   (8,958)    $  (14,345)    $    (1,153)   $    (2,024)    $  (188)        $   (87)
     221,458        218,277           7,134         68,737       1,118           1,246
    (303,652)       197,229         (21,534)        (5,096)      4,289           1,855
     (91,152)       401,161         (15,553)        61,617       5,219           3,014
          --             --              --             --          --              --
          --             --              --             --          --              --
          --             --              --             --          --              --
          --             --              --             --          --              --
     (40,364)       (54,863)        (26,101)       (22,921)       (134)           (325)
     (27,232)       (36,606)         (8,998)        (5,142)       (180)           (471)
     (10,104)       (12,983)         (2,522)          (772)        (35)            (86)
      (2,955)        (3,698)            (67)           (54)         (2)             (7)
     (80,655)      (108,150)        (37,688)       (28,889)       (351)           (889)
     716,941        870,657         125,462        121,862      16,160           3,567
      40,708         52,321          25,397         22,394         111             260
    (749,199)      (643,435)       (100,036)      (122,472)     (2,628)         (3,272)
       8,450        279,543          50,823         21,784      13,643             555
     111,144        320,748          43,781         22,942      13,948           4,958
      26,138         35,162           8,543          4,906         172             447
     (82,630)       (81,632)         (7,235)        (6,679)     (2,662)         (3,805)
      54,652        274,278          45,089         21,169      11,458           1,600
      65,331        157,558          20,611          7,217       5,318           1,438
       9,806         12,661           2,295            750          34              85
     (41,886)       (39,027)         (3,209)        (2,478)       (321)         (1,053)
      33,251        131,192          19,697          5,489       5,031             470
      21,619         33,005             240            223         108              95
       2,550          3,068              51             36           2               4
     (14,118)       (20,734)            (65)           (87)        (32)             (7)
      10,051         15,339             226            172          78              92
     106,404        700,352         115,835         48,614      30,210           2,717
     (65,403)       993,363          62,594         81,342      35,078           4,842
  $2,461,237     $1,467,874     $   228,854    $   147,512     $21,875         $17,033
  $2,395,834     $2,461,237     $   291,448    $   228,854     $56,953         $21,875

                           GROWTH
    Growth and Income Fund          Equity Income Fund
 ----------------------------- -----------------------------
   (Unaudited)                   (Unaudited)
    Six Months     Year Ended     Six Months     Year Ended
      Ended       December 31,      Ended       December 31,
 June 30, 2000       1999      June 30, 2000       1999
--------------- ------------- --------------- -------------
    $    (224)     $   (201)      $    475       $    981
          562          (876)         6,172         10,223
       10,495        33,686        (14,114)          (847)
       10,833        32,609         (7,467)        10,357
           --            --           (416)          (798)
           --            --            (64)          (100)
           --            --            (14)           (19)
           --            --             (1)            (2)
           --            (9)        (3,139)        (4,358)
           --           (11)        (1,277)        (1,790)
           --            (2)          (248)          (365)
           --            (2)            (4)            (6)
           --           (24)        (5,163)        (7,438)
       39,408        62,503         13,234         17,162
           --            10          3,388          4,959
      (24,868)      (25,578)       (24,868)       (24,691)
       14,540        36,935         (8,246)        (2,570)
       32,550        47,072          4,298         18,022
           --            10          1,257          1,755
       (6,984)       (7,451)        (8,877)        (9,228)
       25,566        39,631         (3,322)        10,549
        6,127        11,350          2,409          8,577
           --             2            254            369
       (2,781)       (4,665)        (3,604)        (5,257)
        3,346         6,687           (941)         3,689
          473         2,262              4             54
           --             2              1              2
       (1,232)       (8,439)           (28)           (16)
         (759)       (6,175)           (23)            40
       42,693        77,078        (12,532)        11,708
       53,526       109,663        (25,162)        14,627
    $ 171,181      $ 61,518       $165,460       $150,833
    $ 224,707      $171,181       $140,298       $165,460

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              81
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       -------------                                       -------
               Statements of Changes in Net Assets -- (Continued)
                                    In 000's
       -------------                                       -------

                                                                                      SECTOR
                                            International Growth Fund              Internet Fund
                                          ----------------------------- -----------------------------------
                                            (Unaudited)                    (Unaudited)     For the period
                                             Six Months     Year Ended     Six Months       July 1, 1999
                                               Ended       December 31,      Ended            through
                                           June 30, 2000       1999      June 30, 2000   December 31, 1999
                                          --------------- ------------- --------------- -------------------
From operations:
 Net investment income (loss)             $   (279)       $   (479)      $  (3,694)         $     (640)
 Net realized gain (loss) on
  investments                                5,216           9,737         (35,170)              4,380
 Net change in unrealized gain
  (loss) on investments                    (18,427)         20,167         (35,487)             85,487
Increase (decrease) in net assets
 resulting from operations                 (13,490)         29,425         (74,351)             89,227
Distributions to shareholders from:
 Net investment income, Class A                 --            (331)             --                  --
 Net investment income, Class B                 --             (54)             --                  --
 Net investment income, Class C                 --             (15)             --                  --
 Net investment income, Class Y                 --            (183)             --                  --
 Net realized gains on investments
  Class A                                     (532)         (4,599)           (554)             (1,170)
 Net realized gains on investments
  Class B                                     (261)         (1,967)           (549)             (1,071)
 Net realized gains on investments
  Class C                                      (68)           (482)           (190)               (320)
 Net realized gains on investments
  Class Y                                     (241)         (1,609)             (5)                (13)
Total distributions to shareholders         (1,102)         (9,240)         (1,298)             (2,574)
From capital share transactions:
Class A
 Shares sold                                61,578          34,759         136,577              84,619
 Reinvestment of distributions                 582           4,677             520               1,119
 Shares redeemed                           (54,833)        (36,525)        (47,475)             (7,333)
 Net increase (decrease) -- Class A          7,327           2,911          89,622              78,405
Class B
 Shares sold                                 9,785           7,602         128,768              79,696
 Reinvestment of distributions                 250           1,923             511               1,002
 Shares redeemed                            (2,427)         (6,438)        (24,380)             (8,394)
 Net increase (decrease) -- Class B          7,608           3,087         104,899              72,304
Class C
 Shares sold                                 7,575           2,607          47,937              27,379
 Reinvestment of distributions                  59             434             174                 295
 Shares redeemed                            (4,770)         (1,843)         (9,690)             (2,329)
 Net increase (decrease) -- Class C          2,864           1,198          38,421              25,345
Class Y
 Shares sold                                17,112          13,693             646               1,193
 Reinvestment of distributions                 241           1,791               4                  10
 Shares redeemed                           (10,894)        (11,797)           (724)               (622)
 Net increase (decrease) -- Class Y          6,459           3,687             (74)                581
Total increase (decrease) in net assets
 resulting from capital share
 transactions                               24,258          10,883         232,868             176,635
Total increase (decrease) in net assets      9,666          31,068         157,219             263,288
Net assets:
 Beginning of period                      $105,411        $ 74,343        $ 263,288                 --
 End of period                            $115,077        $105,411        $ 420,507         $  263,288


                                                     SECTOR                    DOMESTIC HYBRID
                                                Global Financial
                                                  Services Fund                 Managed Fund
                                          ----------------------------- -----------------------------
                                             (Unaudited)                  (Unaudited)
                                             Six Months     Year Ended     Six Months     Year Ended
                                               Ended       December 31,      Ended       December 31,
                                           June 30, 2000       1999      June 30, 2000       1999
                                          --------------- ------------- --------------- -------------
From operations:
 Net investment income (loss)                $    113       $    146    $    979         $  1,929
 Net realized gain (loss) on
  investments                                      75            318       5,488           56,228
 Net change in unrealized gain
  (loss) on investments                          (777)        (1,447)    (18,439)         (30,267)
Increase (decrease) in net assets
 resulting from operations                       (589)          (983)    (11,972)          27,890
Distributions to shareholders from:
 Net investment income, Class A                    --            (36)         --             (920)
 Net investment income, Class B                    --            (20)         --             (124)
 Net investment income, Class C                    --             (3)         --               (3)
 Net investment income, Class Y                    --            (60)         --             (910)
 Net realized gains on investments
  Class A                                         (20)          (103)    (10,877)         (11,937)
 Net realized gains on investments
  Class B                                         (16)           (98)    (11,675)         (12,420)
 Net realized gains on investments
  Class C                                            (2)         (14)       (810)            (839)
 Net realized gains on investments
  Class Y                                         (15)          (116)     (6,241)          (6,607)
Total distributions to shareholders               (53)          (450)    (29,603)         (33,760)
From capital share transactions:
Class A
 Shares sold                                   12,594          6,298       8,033           31,330
 Reinvestment of distributions                     19            132      10,404           12,248
 Shares redeemed                               (6,198)        (2,180)    (35,885)         (72,080)
 Net increase (decrease) -- Class A             6,415          4,250     (17,448)         (28,502)
Class B
 Shares sold                                    4,239          5,143       7,101           27,934
 Reinvestment of distributions                     16            103      11,288           12,099
 Shares redeemed                               (1,656)        (1,186)    (34,358)         (49,962)
 Net increase (decrease) -- Class B             2,599          4,060     (15,969)          (9,929)
Class C
 Shares sold                                      716            944       1,434            4,393
 Reinvestment of distributions                      2             18         798              824
 Shares redeemed                                 (354)          (382)     (3,231)          (6,780)
 Net increase (decrease) -- Class C               364            580        (999)          (1,563)
Class Y
 Shares sold                                       67             99       2,548           15,926
 Reinvestment of distributions                     15            175       6,241            7,514
 Shares redeemed                                  (36)           (60)    (20,869)         (30,285)
 Net increase (decrease) -- Class Y                46            214     (12,080)          (6,845)
Total increase (decrease) in net assets
 resulting from capital share
 transactions                                   9,424          9,104     (46,496)         (46,839)
Total increase (decrease) in net assets         8,782          7,671     (88,071)         (52,709)
Net assets:
 Beginning of period                         $ 16,035       $  8,364    $384,664          $437,373
 End of period                               $ 24,817       $ 16,035    $296,593          $384,664

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
82
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FIXED INCOME
           Balanced Fund                 High-Yield Bond Fund        Government Securities Fund
----------------------------------- ------------------------------- -----------------------------
  (Unaudited)      For the period      (Unaudited)                     (Unaudited)
   Six Months       July 1, 1999       Six Months      Year Ended      Six Months     Year Ended
     Ended            through            Ended        December 31,       Ended       December 31,
 June 30, 2000   December 31, 1999   June 30, 2000        1999       June 30, 2000       1999
--------------- ------------------- --------------- --------------- --------------- -------------
   $    69            $   33          $    4,336      $   9,320       $    3,218     $    6,251
       137                63                (526)        (3,788)             183            (72)
      (206)              560              (4,735)        (1,697)             131         (5,620)
        --               656                (925)         3,835            3,532            559

       (19)              (19)             (2,630)        (5,789)          (1,974)        (4,034)
       (11)              (11)             (1,399)        (2,883)            (895)        (1,590)
        (2)               (2)               (254)          (479)            (149)          (215)
        (1)               (1)                (53)          (169)            (200)          (412)
       (50)               (1)                 --            (51)              --             --
       (47)               (1)                 --            (28)              --             --
        (9)               --                  --             (4)              --             --
        (1)               --                  --             (2)              --             --
      (140)              (35)             (4,336)        (9,405)          (3,218)        (6,251)


     3,155             4,807               6,331         17,107           33,293         51,982
        56                16               1,988          4,491            1,581          3,209
    (2,027)             (174)            (11,666)       (26,854)         (38,609)       (49,540)
     1,184             4,649              (3,347)        (5,256)          (3,735)         5,651

     1,998             4,339               4,073         13,268            5,729         20,568
        55                11               1,035          2,208              732          1,326
      (806)             (213)             (6,947)       (12,493)          (8,571)       (10,576)
     1,247             4,137              (1,839)         2,983           (2,110)        11,318

       533               704               2,976          6,128            3,252          5,123
        10                 1                 201            387              126            208
       (74)              (48)             (2,379)        (4,750)          (2,160)        (2,678)
       469               657                 798          1,765            1,218          2,653

         1               101                  44            288              898            661
        --                --                  53            169              200            411
        --                --                 (61)        (1,204)            (259)        (1,805)
         1               101                  36           (747)             839           (733)
     2,901             9,544              (4,352)        (1,255)          (3,788)        18,889
     2,761            10,165              (9,613)        (6,825)          (3,474)        13,197

   $10,165                --          $  108,731      $ 115,556       $  122,310     $  109,113
   $12,926            $10,165         $   99,118      $ 108,731       $  118,836     $  122,310



                          FIXED INCOME
     Tax-Exempt Income Fund            Money Market Fund
 ------------------------------- ------------------------------
    (Unaudited)                     (Unaudited)
    Six Months      Year Ended      Six Months      Year Ended
      Ended        December 31,       Ended       December 31,
  June 30, 2000        1999       June 30, 2000       1999
 --------------- --------------- --------------- --------------
    $    578       $    1,154     $      6,667    $      9,341
         (53)              54               --              --
         440           (2,078)              --              --
         965             (870)           6,667           9,341

        (444)            (932)          (5,730)         (7,901)
        (106)            (174)            (662)           (951)
         (27)             (44)            (208)           (335)
          (1)              (3)             (67)           (154)
          --             (173)              --              --
          --              (41)              --              --
          --              (13)              --              --
          --               (1)              --              --
        (578)          (1,381)          (6,667)         (9,341)


       2,004           12,602          904,626         902,291
         347              848            5,257           7,523
      (4,079)         (13,709)        (915,102)       (845,901)
      (1,728)            (259)          (5,219)         63,913

       1,069            3,335           29,394          63,367
          75              172              599             893
      (1,428)          (1,927)         (41,023)        (41,545)
        (284)           1,580          (11,030)         22,715

         101            1,572           19,515          27,978
          26               52              190             285
        (677)            (587)         (18,810)        (25,647)
        (550)           1,037              895           2,616

          --               --              145           1,315
          --                1               63             149
         (16)              --           (1,179)         (1,399)
         (16)               1             (971)             65
      (2,578)           2,359          (16,325)         89,309
      (2,191)             108          (16,325)         89,309

    $ 29,110       $   29,002     $    248,039    $    158,730
    $ 26,919       $   29,110     $    231,714    $    248,039

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              83
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Enterprise Multi-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Multi-Cap Growth Fund (Class A)                                                June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                         $  13.74         $    5.00
                                                                                            --------         ---------
Net Investment Income (Loss)                                                                   (0.09)(F)         (0.05)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.81)             9.00
                                                                                            --------         ---------
Total from Investment Operations                                                               (0.90)             8.95
                                                                                            --------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                                  --             (0.21)
                                                                                            --------         ---------
Total Distributions                                                                               --             (0.21)
                                                                                            --------         ---------
Net Asset Value End of Period                                                               $  12.84         $   13.74
                                                                                            ========         =========
Total ReturnC                                                                                  (6.55)%(B)       179.26%(B)
Net Assets End of Period (in thousands)                                                     $106,351         $  49,206
Ratio of Expenses to Average Net Assets                                                         1.85%(A)          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.95%(A)          2.43%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.26)%(A)        (1.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.36)%(A)        (1.64)%(A)
Portfolio Turnover Rate                                                                           43%               32%


                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Multi-Cap Growth Fund (Class B)                                                June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                         $  13.70         $    5.00
                                                                                            --------         ---------
Net Investment Income (Loss)                                                                   (0.12)(F)         (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.80)             8.98
                                                                                            --------         ---------
Total from Investment Operations                                                               (0.92)             8.91
                                                                                            --------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                                  --             (0.21)
                                                                                            --------         ---------
Total Distributions                                                                               --             (0.21)
                                                                                            --------         ---------
Net Asset Value End of Period                                                               $  12.78         $   13.70
                                                                                            ========         =========
Total ReturnD                                                                                  (6.71)%(B)       178.45%(B)
Net Assets End of Period (in thousands)                                                     $105,517         $  39,854
Ratio of Expenses to Average Net Assets                                                         2.40%(A)          2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.51%(A)          2.90%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.80)%(A)        (1.64)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.92)%(A)        (2.14)%(A)
Portfolio Turnover Rate                                                                           43%               32%

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
84
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Enterprise Multi-Cap Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Multi-Cap Growth Fund (Class C)                                                June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                         $  13.70         $    5.00
                                                                                            --------         ---------
Net Investment Income (Loss)                                                                   (0.12)(F)         (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.81)             8.98
                                                                                            --------         ---------
Total from Investment Operations                                                               (0.93)             8.91
                                                                                            --------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                                  --             (0.21)
                                                                                            --------         ---------
Total Distributions                                                                               --             (0.21)
                                                                                            --------         ---------
Net Asset Value End of Period                                                               $  12.77         $   13.70
                                                                                            ========         =========
Total Return(D)                                                                                (6.79)%(B)       178.46%(B)
Net Assets End of Period (in thousands)                                                     $ 40,000         $  13,864
Ratio of Expenses to Average Net Assets                                                         2.40%(A)          2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.52%(A)          2.92%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.80)%(A)        (1.62)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.92)%(A)        (2.14)%(A)
Portfolio Turnover Rate                                                                           43%               32%


                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Multi-Cap Growth Fund (Class Y)                                                June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                         $  13.76         $    5.00
                                                                                            --------         ---------
Net Investment Income (Loss)                                                                   (0.06)(F)         (0.02)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.81)             8.99
                                                                                            --------         ---------
Total from Investment Operations                                                               (0.87)             8.97
                                                                                            --------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                                  --             (0.21)
                                                                                            --------         ---------
Total Distributions                                                                               --             (0.21)
                                                                                            --------         ---------
Net Asset Value End of Period                                                               $  12.89         $   13.76
                                                                                            ========         =========
Total Return                                                                                   (6.32)%(B)       179.66%(B)
Net Assets End of Period (in thousands)                                                     $    791         $     641
Ratio of Expenses to Average Net Assets                                                         1.40%(A)          1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.48%(A)          2.42%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.82)%(A)        (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (0.89)%(A)        (1.54)%(A)
Portfolio Turnover Rate                                                                           43%               32%


                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                              85
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Enterprise Small Company Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                               (Unaudited)    Year Ended December 31,  For the Period From  For the Period
Enterprise Small Company Growth Fund         Six Months Ended ------------------------      10/1/97            7/17/97
(Class A)                                     June 30, 2000       1999         1998      through 12/31/97    through 9/30/97
-------------------------------------------  ----------------- ------------ ----------- -------------------- ----------------

Net Asset Value Beginning of Period             $  33.26        $ 22.44      $ 23.39        $   26.61          $  24.54
                                                --------        -------      -------        ---------          --------
Net Investment Income (Loss)                       (0.23)(F)      (0.35)(F)    (0.32)(F)        (0.40)            (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        0.89          11.17        (0.63)           (2.27)             2.12
                                                --------        -------      -------        ---------          --------
Total from Investment Operations                    0.66          10.82        (0.95)           (2.67)             2.07
                                                --------        -------      -------        ---------          --------
Dividends from Net Investment Income                  --             --           --               --                --
Distributions from Capital Gains                   (0.25)            --           --            (0.55)               --
                                                --------        -------      -------        ---------          --------
Total Distributions                                (0.25)            --           --            (0.55)               --
                                                --------        -------      -------        ---------          --------
Net Asset Value End of Period                   $  33.67        $ 33.26      $ 22.44        $   23.39          $  26.61
                                                ========        =======      =======        =========          ========
Total Return(C)                                     1.88%B        48.22%       (4.06)%         (10.04)%(B)         8.44%(B)
Net Assets End of Period (in thousands)         $ 32,323        $19,024      $ 8,194        $   4,861          $  2,102
Ratio of Expenses to Average Net Assets             1.85%(A)       1.85%        1.85%            1.85%(A)          1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.03%(A)       2.29%        2.66%            2.38%(A)          4.48%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (1.33)%(A)     (1.38)%      (1.43)%          (1.56)%(A)        (1.61)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (1.51)%(A)     (1.82)%      (2.24)%          (2.09)%(A)        (4.25)%(A)
Portfolio Turnover Rate                               29%            62%         151%              24%(A)           158%(A)


                                                (Unaudited)    Year Ended December 31,  For the Period From  For the Period
 Enterprise Small Company Growth Fund         Six Months Ended ------------------------       10/1/97            7/17/97
(Class B)                                      June 30, 2000       1999         1998      through 12/31/97    through 9/30/97
-------------------------------------------  ----------------- ------------ ----------- -------------------- ----------------
Net Asset Value Beginning of Period             $  32.62        $ 22.13      $ 23.33        $   26.58          $  24.54
                                                --------        -------      -------        ---------          --------
Net Investment Income (Loss)                       (0.32)(F)      (0.48)(F)    (0.41)(F)        (0.47)            (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        0.91          10.97        (0.79)           (2.23)             2.09
                                                --------        -------      -------        ---------          --------
Total from Investment Operations                    0.59          10.49        (1.20)           (2.70)             2.04
                                                --------        -------      -------        ---------          --------
Dividends from Net Investment Income                  --             --           --               --                --
Distributions from Capital Gains                   (0.25)            --           --            (0.55)               --
                                                --------        -------      -------        ---------          --------
Total Distributions                                (0.25)            --           --            (0.55)               --
                                                --------        -------      -------        ---------          --------
Net Asset Value End of Period                   $  32.96        $ 32.62      $ 22.13        $   23.33          $  26.58
                                                ========        =======      =======        =========          ========
Total Return(D)                                     1.70%(B)      47.40%       (5.14)%         (10.16)%(B)         8.31%(B)
Net Assets End of Period (in thousands)         $ 34,775        $19,798      $ 8,760        $   2,842          $  1,099
Ratio of Expenses to Average Net Assets             2.40%(A)       2.40%        2.40%            2.40%(A)          2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.58%(A)       2.84%        3.24%            2.93%(A)          5.52%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (1.88)%(A)     (1.93)%      (1.94)%          (2.11)%(A)        (2.18)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (2.06)%(A)     (2.37)%      (2.78)%          (2.64)%(A)        (5.29)%(A)
Portfolio Turnover Rate                               29%            62%         151%              24%(A)           158%(A)



                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
86
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Enterprise Small Company Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                 (Unaudited)    Year Ended December 31,   For the Period    For the Period
Enterprise Small Company                       Six Months Ended -----------------------       10/1/97           7/17/97
Growth Fund (Class C)                           June 30, 2000       1999        1998     through 12/31/97   through 9/30/97
-------------------------------------------   ----------------- ----------- ----------- ------------------ ----------------
Net Asset Value Beginning of Period             $  32.73        $ 22.21     $ 23.32       $   26.57         $  24.54
                                                --------        -------     -------       ---------         --------
Net Investment Income (Loss)                       (0.32)(F)      (0.47)(F)   (0.41)(F)       (0.62)           (0.07)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        0.91          10.99       (0.70)          (2.08)            2.10
                                                --------        -------     -------       ---------         --------
Total from Investment Operations                    0.59          10.52       (1.11)          (2.70)            2.03
                                                --------        -------     -------       ---------         --------
Dividends from Net Investment Income                  --             --          --              --               --
Distributions from Capital Gains                   (0.25)            --          --           (0.55)              --
                                                --------        -------     -------       ---------         --------
Total Distributions                                (0.25)            --          --           (0.55)              --
                                                --------        -------     -------       ---------         --------
Net Asset Value End of Period                   $  33.07        $ 32.73     $ 22.21       $   23.32         $  26.57
                                                ========        =======     =======       =========         ========
Total Return(D)                                     1.70%(B)      47.37%      (4.76)%        (10.16)%(B)        8.27%(B)
Net Assets End of Period (in thousands)         $  8,311        $ 4,654     $ 2,481       $     795         $    201
Ratio of Expenses to Average Net Assets             2.40%(A)       2.40%       2.40%           2.40%(A)         2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.58%(A)       2.84%       3.24%           2.93%(A)         5.91%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (1.87)%(A)     (1.93)%     (1.93)%         (2.11)%(A)       (2.15)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (2.05)%(A)     (2.37)%     (2.77)%         (2.64)%(A)       (5.65)%(A)
Portfolio Turnover Rate                               29%            62%        151%             24%(A)          158%(A)


                                            (Unaudited)     Year Ended December 31,
Enterprise Small Company                  Six Months Ended -----------------------
Growth Fund (Class Y)                      June 30, 2000      1999        1998
----------------------------------------- ---------------- ----------- -----------
Net Asset Value Beginning of Period          $   33.56       $  22.55    $  23.43
                                             ---------       --------    --------
Net Investment Income (Loss)                     (0.15)(F)      (0.23)(F)   (0.23)(F)
Net Realized and Unrealized Gain (Loss)
 on Investments                                   0.92          11.24       (0.65)
                                             ---------       --------    --------
Total from Investment Operations                  0.77          11.01       (0.88)
                                             ---------       --------    --------
Dividends from Net Investment Income                --             --          --
Distributions from Capital Gains                 (0.25)            --          --
                                             ---------       --------    --------
Total Distributions                              (0.25)            --          --
                                             ---------       --------    --------
Net Asset Value End of Period                $   34.08       $  33.56    $  22.55
                                             =========       ========    ========
Total Return                                      2.20%(B)      48.82%      (3.76)%
Net Assets End of Period (in thousands)      $   8,980       $  9,296    $  9,084
Ratio of Expenses to Average Net Assets           1.40%(A)       1.40%       1.40%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        1.55%(A)       1.84%       2.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (0.87)%(A)     (0.93)%     (1.03)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  (1.02)%(A)     (1.37)%     (1.78)%
Portfolio Turnover Rate                             29%            62%        151%



                                           For the Period
                                              10/1/97         Year         Year        Year
Enterprise Small Company                      through         Ended       Ended       Ended
Growth Fund (Class Y)                         12/31/97       9/30/97     9/30/96     9/30/95
----------------------------------------- --------------- ------------ ----------- -----------
Net Asset Value Beginning of Period         $   26.62       $ 25.08     $  19.05    $  14.01
                                            ---------       -------     --------    --------
Net Investment Income (Loss)                    (0.07)        (0.13)       (0.17)      (0.12)
Net Realized and Unrealized Gain (Loss)
 on Investments                                 (2.57)         3.73         7.62        5.49
                                            ---------       -------     --------    --------
Total from Investment Operations                (2.64)         3.60         7.45        5.37
                                            ---------       -------     --------    --------
Dividends from Net Investment Income               --            --           --          --
Distributions from Capital Gains                (0.55)        (2.06)       (1.42)      (0.33)
                                            ---------       -------     --------    --------
Total Distributions                             (0.55)        (2.06)       (1.42)      (0.33)
                                            ---------       -------     --------    --------
Net Asset Value End of Period               $   23.43       $ 26.62     $  25.08    $  19.05
                                            =========       =======     ========    ========
Total Return                                    (9.92)%(B)    16.24%       42.07%      39.20%
Net Assets End of Period (in thousands)     $  13,540       $15,355     $  6,609    $  2,950
Ratio of Expenses to Average Net Assets          1.40%(A)      1.84%        1.96%       1.85%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                       1.96%(A)      3.08%        3.46%       5.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             (1.12)%(A)    (1.30)%      (1.43)%     (1.33)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 (1.68)%(A)    (2.54)%      (2.93)%     (4.63)%
Portfolio Turnover Rate                            24%(A)       158%          78%         84%

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              87
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Enterprise Small Company Value Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------




                                                          (Unaudited)
Enterprise Small Company Value Fund                    Six Months Ended
(Class A)                                               June 30, 2000
----------------------------------------------------- -----------------
Net Asset Value Beginning of Period                       $   8.53
                                                          --------
Net Investment Income (Loss)                                 (0.01)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  0.27
                                                          --------
Total from Investment Operations                              0.26
                                                          --------
Dividends from Net Investment Income                            --
Distributions from Capital Gains                             (0.15)
                                                          --------
Total Distributions                                          (0.15)
                                                          --------
Net Asset Value End of Period                             $   8.64
                                                          ========
Total Return(C)                                               3.07%(B)
Net Assets End of Period (in thousands)                   $153,665
Ratio of Expenses to Average Net Assets                       1.57%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               1.57%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (0.12)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                            (0.12)%(A)
Portfolio Turnover Rate                                         36%



                                                                          Year Ended December 31,
                                                      ----------------------------------------------------------------
Enterprise Small Company Value Fund
(Class A)                                                  1999         1998         1997        1996         1995
----------------------------------------------------- ------------- ------------ ----------- ------------ ------------
Net Asset Value Beginning of Period                      $  7.92      $  7.75      $  5.74     $  5.43      $  5.17
                                                         -------      -------      -------     -------      -------
Net Investment Income (Loss)                               (0.02)(F)    (0.03)(F)     0.01       (0.01)        0.02
Net Realized and Unrealized Gain (Loss) on
 Investments                                                1.28         0.42         2.53        0.62         0.46
                                                         -------      -------      -------     -------      -------
Total from Investment Operations                            1.26         0.39         2.54        0.61         0.48
                                                         -------      -------      -------     -------      -------
Dividends from Net Investment Income                          --           --           --          --        (0.02)
Distributions from Capital Gains                           (0.65)       (0.22)       (0.53)      (0.30)       (0.20)
                                                         -------      -------      -------     -------      -------
Total Distributions                                        (0.65)       (0.22)       (0.53)      (0.30)       (0.22)
                                                         -------      -------      -------     -------      -------
Net Asset Value End of Period                            $  8.53      $  7.92      $  7.75     $  5.74      $  5.43
                                                         =======      =======      =======     =======      =======
Total Return(C)                                            16.13%        5.15%       44.24%      11.28%        9.29%
Net Assets End of Period (in thousands)                  $135,222     $79,867      $45,310     $17,308      $19,720
Ratio of Expenses to Average Net Assets                     1.63%        1.75%        1.75%       1.75%        1.75%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.63%        1.85%        1.95%       2.38%        2.21%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                    (0.22)%      (0.37)%       0.05%      (0.13)%       0.32%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                          (0.22)%      (0.48)%      (0.15)%     (0.76)%      (0.14)%
Portfolio Turnover Rate                                       46%          33%          63%        144%          37%


                                                (Unaudited)
 Enterprise Small Company Value Fund          Six Months Ended
(Class B)                                      June 30, 2000                 Year Ended December 31,
-------------------------------------------   ----------------- ------------------------------------------------
                                                                 1999         1998         1997         1996
                                                             ------------ ------------ ------------ ------------
Net Asset Value Beginning of Period             $   8.27        $  7.74      $  7.63      $  5.69      $   5.41
                                                --------        -------      -------      -------      --------
Net Investment Income (Loss)                       (0.03)(F)      (0.06)(F)    (0.07)(F)       --         (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        0.26           1.24         0.40         2.47          0.61
                                                --------        -------      -------      -------      --------
Total from Investment Operations                    0.23           1.18         0.33         2.47          0.58
                                                --------        -------      -------      -------      --------
Dividends from Net Investment Income                  --             --           --           --            --
Distributions from Capital Gains                   (0.15)         (0.65)       (0.22)       (0.53)        (0.30)
                                                --------        -------      -------      -------      --------
Total Distributions                                (0.15)         (0.65)       (0.22)       (0.53)        (0.30)
                                                --------        -------      -------      -------      --------
Net Asset Value End of Period                   $   8.35        $  8.27      $  7.74      $  7.63      $   5.69
                                                ========        =======      =======      =======      ========
Total Return(D)                                     2.80%(B)      15.47%        4.44%       43.40%        10.77%
Net Assets End of Period (in thousands)         $106,811        $98,472      $61,929      $22,013      $  2,606
Ratio of Expenses to Average Net Assets             2.12%(A)       2.18%        2.30%        2.30%         2.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.12%(A)       2.18%        2.41%        2.44%         2.92%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (0.67)%(A)     (0.78)%      (0.93)%      (0.67)%       (0.77)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (0.67)%(A)     (0.78)%      (1.04)%      (0.81)%       (1.39)%
Portfolio Turnover Rate                               36%            46%          33%          63%          144%



                                              For the Period
Enterprise Small Company Value Fund               5/1/95
(Class B)                                    through 12/31/95
-------------------------------------------  ----------------
Net Asset Value Beginning of Period            $    5.28
                                               ---------
Net Investment Income (Loss)                       (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        0.36
                                               ---------
Total from Investment Operations                    0.35
                                               ---------
Dividends from Net Investment Income               (0.02)
Distributions from Capital Gains                   (0.20)
                                               ---------
Total Distributions                                (0.22)
                                               ---------
Net Asset Value End of Period                  $    5.41
                                               =========
Total ReturnD                                       6.87%(B)
Net Assets End of Period (in thousands)        $     862
Ratio of Expenses to Average Net Assets             2.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.78%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (0.40)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (0.90)%(A)
Portfolio Turnover Rate                               37%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
88
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       (Unaudited)     Year Ended December 31,    For the Period
                                                                    Six Months Ended  -------------------------       5/1/97
Enterprise Small Company Value Fund (Class C)                         June 30, 2000       1999         1998      through 12/31/97
------------------------------------------------------------------- ----------------- ------------ ------------ -----------------
Net Asset Value Beginning of Period                                     $   8.45        $  7.90      $  7.74        $   6.14
                                                                        --------        -------      -------        --------
Net Investment Income (Loss)                                               (0.03)(F)      (0.06)(F)    (0.07)(F)       (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                      0.27           1.26         0.45            2.15
                                                                        --------        -------      -------        --------
Total from Investment Operations                                            0.24           1.20         0.38            2.13
                                                                        --------        -------      -------        --------
Dividends from Net Investment Income                                          --             --           --              --
Distributions from Capital Gains                                           (0.15)         (0.65)       (0.22)          (0.53)
                                                                        --------        -------      -------        --------
Total Distributions                                                        (0.15)         (0.65)       (0.22)          (0.53)
                                                                        --------        -------      -------        --------
Net Asset Value End of Period                                           $   8.54        $  8.45      $  7.90        $   7.74
                                                                        ========        =======      =======        ========
Total Return(D)                                                             2.86%(B)      15.42%        5.03%          34.68%(B)
Net Assets End of Period (in thousands)                                 $ 45,938        $35,265      $14,239        $  2,684
Ratio of Expenses to Average Net Assets                                     2.12%(A)       2.19%        2.30%           2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.12%(A)       2.19%        2.40%           2.38%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.66)%(A)     (0.76)%      (0.94)%         (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (0.66)%(A)     (0.76)%      (1.04)%         (0.95)%(A)
Portfolio Turnover Rate                                                       36%            46%          33%             63%(A)


                                               (Unaudited)                Year Ended December 31,               For the Period
Enterprise Small Company Value Fund          Six Months Ended -----------------------------------------------      5/25/95
(Class Y)                                     June 30, 2000      1999        1998        1997        1996      through 12/31/95
------------------------------------------- ----------------- ---------- ------------ ---------- ------------  -----------------
Net Asset Value Beginning of Period              $  8.73       $ 8.06      $  7.81     $ 5.77      $  5.43        $   5.37
                                                 -------       ------      -------     ------      -------        --------
Net Investment Income (Loss)                        0.02(F)      0.02(F)      0.01(F)    1.45         0.01            0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                        0.26         1.30         0.46       1.12         0.63            0.26
                                                 -------       ------      -------     ------      -------        --------
Total from Investment Operations                    0.28         1.32         0.47       2.57         0.64            0.30
                                                 -------       ------      -------     ------      -------        --------
Dividends from Net Investment Income                  --            --          --          --          --           (0.04)
Distributions from Capital Gains                   (0.15)        (0.65)      (0.22)      (0.53)      (0.30)          (0.20)
                                                 -------       -------     -------     -------     -------        --------
Total Distributions                                (0.15)        (0.65)      (0.22)      (0.53)      (0.30)          (0.24)
                                                 -------       -------     -------     -------     -------        --------
Net Asset Value End of Period                    $  8.86       $ 8.73      $  8.06     $ 7.81      $  5.77        $   5.43
                                                 =======       =======     =======     =======     =======        ========
Total Return                                        3.23%(B)     16.60%       6.13%      44.53%      11.83%           5.55%(B)
Net Assets End of Period (in thousands)          $ 1,352       $   619     $   277     $   119     $ 1,926        $  2,832
Ratio of Expenses to Average Net Assets             1.13%(A)      1.18%       1.30%       1.30%       1.30%           1.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.13%(A)      1.18%       1.39%       1.85%       1.92%           1.81%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.36%(A)      0.23%       0.06%       2.74%       0.35%           0.18%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                     0.36%(A)      0.23%      (0.02)%      2.19%      (0.27)%         (0.33)%(A)
Portfolio Turnover Rate                               36%           46%         33%         63%        144%             37%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              89
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Enterprise Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                             (Unaudited)
                                           Six Months Ended
Enterprise Growth Fund (Class A)            June 30, 2000
----------------------------------------- -----------------
Net Asset Value Beginning of Period          $   24.55
                                             ---------
Net Investment Income (Loss)                     (0.06)(F)
Net Realized and Unrealized Gain (Loss)
 on Investments                                  (0.82)
                                             ---------
Total from Investment Operations                 (0.88)
                                             ---------
Dividends from Net Investment Income                --
Distributions from Capital Gains                 (0.78)
                                             ---------
Total Distributions                              (0.78)
                                             ---------
Net Asset Value End of Period                $   22.89
                                             =========
Total Return(C)                                  (3.59)%(B)
Net Assets End of Period (in thousands)      $1,190,829
Ratio of Expenses to Average Net Assets           1.41%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        1.41%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (0.53)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  (0.53)%(A)
Portfolio Turnover Rate                             27%



Enterprise Growth Fund (Class A)                                 Year Ended December 31,
----------------------------------------- ----------------------------------------------------------------------
                                                1999           1998          1997          1996         1995
                                          --------------- ------------- ------------- ------------- ------------
Net Asset Value Beginning of Period          $   21.07       $ 16.91       $ 13.10       $ 10.44      $  7.76
                                             ---------       -------       -------       -------      -------
Net Investment Income (Loss)                     (0.12)(F)     (0.11)(F)     (0.07)        (0.04)       (0.03)
Net Realized and Unrealized Gain (Loss)
 on Investments                                   4.73          5.31          4.23          3.44         3.13
                                             ---------       -------       -------       -------      -------
Total from Investment Operations                  4.61          5.20          4.16          3.40         3.10
                                             ---------       -------       -------       -------      -------
Dividends from Net Investment Income                --            --            --            --           --
Distributions from Capital Gains                 (1.13)        (1.04)        (0.35)        (0.74)       (0.42)
                                             ---------       -------       -------       -------      -------
Total Distributions                              (1.13)        (1.04)        (0.35)        (0.74)       (0.42)
                                             ---------       -------       -------       -------      -------
Net Asset Value End of Period                $   24.55       $ 21.07       $ 16.91       $ 13.10      $ 10.44
                                             =========       =======       =======       =======      =======
Total Return(C)                                  22.08%        30.94%        31.76%        32.60%       39.98%
Net Assets End of Period (in thousands)      $1,268,022      $827,567      $424,280      $196,752     $122,559
Ratio of Expenses to Average Net Assets           1.40%         1.48%         1.43%(E)       1.53%(E)     1.60%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        1.40%         1.48%         1.43%(E)       1.53%(E)     1.60%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (0.51)%       (0.58)%       (0.55)%        (0.39)%      (0.35)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  (0.51)%       (0.58)%       (0.55)%        (0.39)%      (0.35)%
Portfolio Turnover Rate                             38%           28%           22%           30%          45%

                                         (Unaudited)                   Year Ended December 31,                   For the Period
                                       Six Months Ended ------------------------------------------------------       5/1/95
Enterprise Growth Fund (Class B)        June 30, 2000        1999          1998          1997         1996      through 12/31/95
------------------------------------- ----------------- ------------- ------------- ------------- ------------ -----------------
Net Asset Value Beginning of Period       $  23.84         $ 20.62       $ 16.66       $ 12.97      $ 10.41        $   8.69
                                          --------         -------       -------       -------      -------        --------
Net Investment Income (Loss)                 (0.12)(F)       (0.24)(F)     (0.21)(F)     (0.11)       (0.06)          (0.02)
Net Realized and Unrealized Gain
 (Loss) on Investments                       (0.78)           4.59          5.21          4.15         3.36            2.16
                                          --------         -------       -------       -------      -------        --------
Total from Investment Operations             (0.90)           4.35          5.00          4.04         3.30            2.14
                                          --------         -------       -------       -------      -------        --------
Dividends from Net Investment
 Income                                         --              --            --            --           --              --
Distributions from Capital Gains             (0.78)          (1.13)        (1.04)        (0.35)       (0.74)          (0.42)
                                          --------         -------       -------       -------      -------        --------
Total Distributions                          (0.78)          (1.13)        (1.04)        (0.35)       (0.74)          (0.42)
                                          --------         -------       -------       -------      -------        --------
Net Asset Value End of Period             $  22.16         $ 23.84       $ 20.62       $ 16.66      $ 12.97        $  10.41
                                          ========         =======       =======       =======      =======        ========
Total Return(D)                              (3.78)%(B)      21.30%        30.20%        31.15%       31.73%          24.66%(B)
Net Assets End of Period (in
 thousands)                               $807,701         $811,706      $446,473      $166,932     $36,483        $  4,572
Ratio of Expenses to Average Net
 Assets                                       1.96%(A)        1.95%         2.03%         1.98%(E)     2.10%(E)        2.15%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)             1.96%(A)        1.95%         2.03%         1.98%(E)     2.10%(E)        2.15%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets                (1.07)%(A)      (1.06)%       (1.13)%       (1.10)%      (0.96)%         (0.82)%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)                   (1.07)%(A)       (1.06)%       (1.13)%       (1.10)%      (0.96)%         (0.82)%(A)
Portfolio Turnover Rate                         27%              38%           28%           22%          30%             45%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Enterprise Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       (Unaudited)
                                                                     Six Months Ended
Enterprise Growth Fund (Class C)                                      June 30, 2000
------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                     $  24.14
                                                                        --------
Net Investment Income (Loss)                                               (0.12)(F)
Net Realized and Unrealized Gain (Loss) on Investments                     (0.79)
                                                                        --------
Total from Investment Operations                                           (0.91)
                                                                        --------
Dividends from Net Investment Income                                          --
Distributions from Capital Gains                                           (0.78)
                                                                        --------
Total Distributions                                                        (0.78)
                                                                        --------
Net Asset Value End of Period                                           $  22.45
                                                                        ========
Total Return(D)                                                            (3.78)%(B)
Net Assets End of Period (in thousands)                                 $306,444
Ratio of Expenses to Average Net Assets                                     1.96%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.96%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (1.07)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (1.07)%(A)
Portfolio Turnover Rate                                                       27%



                                                                      Year Ended December 31,     For the Period
                                                                    ---------------------------       5/1/97
Enterprise Growth Fund (Class C)                                         1999          1998      through 12/31/97
------------------------------------------------------------------- ------------- ------------- -----------------
Net Asset Value Beginning of Period                                    $ 20.87       $ 16.85       $   14.11
                                                                       -------       -------       ---------
Net Investment Income (Loss)                                             (0.24)(F)     (0.21)(F)       (0.06)
Net Realized and Unrealized Gain (Loss) on Investments                    4.64          5.27            3.15
                                                                       -------       -------       ---------
Total from Investment Operations                                          4.40          5.06            3.09
                                                                       -------       -------       ---------
Dividends from Net Investment Income                                        --            --              --
Distributions from Capital Gains                                         (1.13)        (1.04)          (0.35)
                                                                       -------       -------       ---------
Total Distributions                                                      (1.13)        (1.04)          (0.35)
                                                                       -------       -------       ---------
Net Asset Value End of Period                                          $ 24.14       $ 20.87       $   16.85
                                                                       =======       =======       =========
Total Return(D)                                                          21.28%        30.22%          21.91%(B)
Net Assets End of Period (in thousands)                                $294,683      $133,194      $  26,601
Ratio of Expenses to Average Net Assets                                   1.95%         2.04%           1.97%(A),(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.95%         2.04%           1.97%(A),(E)
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.07)%       (1.13)%         (1.10)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               (1.07)%       (1.13)%         (1.10)%(A)
Portfolio Turnover Rate                                                     38%           28%             22%(A)


                                                          (Unaudited)          Year Ended December 31,           For the Period
                                                       Six Months Ended --------------------------------------       8/8/96
Enterprise Growth Fund (Class Y)                        June 30, 2000       1999         1998         1997      through 12/31/96
----------------------------------------------------- ----------------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                       $  25.06        $ 21.41      $ 17.02      $ 13.12        $  11.96
                                                          --------        -------      -------      -------        --------
Net Investment Income (Loss)                                 (0.01)(F)      (0.02)(F)    (0.02)(F)    (0.02)             --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 (0.82)          4.80         5.45         4.27            1.90
                                                          --------        -------      -------      -------        --------
Total from Investment Operations                             (0.83)          4.78         5.43         4.25            1.90
                                                          --------        -------      -------      -------        --------
Dividends from Net Investment Income                            --             --           --           --              --
Distributions from Capital Gains                             (0.78)         (1.13)       (1.04)       (0.35)          (0.74)
                                                          --------        -------      -------      -------        --------
Total Distributions                                          (0.78)         (1.13)       (1.04)       (0.35)          (0.74)
                                                          --------        -------      -------      -------        --------
Net Asset Value End of Period                             $  23.45        $ 25.06      $ 21.41      $ 17.02        $  13.12
                                                          ========        =======      =======      =======        ========
Total Return                                                 (3.31)%(B)     22.52%       32.09%       32.40%          15.91%(B)
Net Assets End of Period (in thousands)                   $ 90,860        $86,826      $60,640      $44,596        $  2,339
Ratio of Expenses to Average Net Assets                       0.96%(A)       0.95%        1.03%        0.97%(E)        1.10%(A),(E)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               0.96%(A)       0.95%        1.03%        0.97%(E)        1.10%(A),(E)
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (0.07)%(A)     (0.07)%      (0.13)%      (0.10)%          0.04%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                            (0.07)%(A)     (0.07)%      (0.13)%      (0.10)%          0.04%(A)
Portfolio Turnover Rate                                         27%            38%          28%          22%             30%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              91
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Enterprise Capital Appreciation Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         (Unaudited)
Enterprise Capital Appreciation Fund                   Six Months Ended
(Class A)                                               June 30, 2000
----------------------------------------------------- -----------------
Net Asset Value Beginning of Period                       $  46.61
                                                          --------
Net Investment Income (Loss)                                 (0.15)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 (2.46)
                                                          --------
Total from Investment Operations                             (2.61)
                                                          --------
Dividends from Net Investment Income                            --
Distributions from Capital Gains                             (6.36)
                                                          --------
Total Distributions                                          (6.36)
                                                          --------
Net Asset Value End of Period                             $  37.64
                                                          ========
Total Return(C)                                              (6.59)%(B)
Net Assets End of Period (in thousands)                   $194,478
Ratio of Expenses to Average Net Assets                       1.53%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               1.53%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (0.75)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                            (0.75)%(A)
Portfolio Turnover Rate                                         72%




                                                                             Year Ended December 31,
Enterprise Capital Appreciation Fund                  ---------------------------------------------------------------------
(Class A)                                                  1999          1998          1997          1996          1995
----------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Net Asset Value Beginning of Period                      $ 38.59       $ 35.54       $ 34.21       $ 32.54       $ 28.54
                                                         -------       -------       -------       -------       -------
Net Investment Income (Loss)                               (0.47)(F)     (0.39)(F)     (0.37)        (0.31)        (0.25)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               15.43         10.55          7.31          5.69          7.59
                                                         -------       -------       -------       -------       -------
Total from Investment Operations                           14.96         10.16          6.94          5.38          7.34
                                                         -------       -------       -------       -------       -------
Dividends from Net Investment Income                          --            --            --            --            --
Distributions from Capital Gains                           (6.94)        (7.11)        (5.61)        (3.71)        (3.34)
                                                         -------       -------       -------       -------       -------
Total Distributions                                        (6.94)        (7.11)        (5.61)        (3.71)        (3.34)
                                                         -------       -------       -------       -------       -------
Net Asset Value End of Period                            $ 46.61       $ 38.59       $ 35.54       $ 34.21       $ 32.54
                                                         =======       =======       =======       =======       =======
Total Return(C)                                            39.39%        30.15%        20.27%        16.52%        25.70%
Net Assets End of Period (in thousands)                  $181,232      $131,605      $112,738      $115,253      $121,207
Ratio of Expenses to Average Net Assets                     1.52%         1.52%         1.65%         1.60%(E)      1.65%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.52%         1.52%         1.65%         1.60%(E)      1.65%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                    (1.15)%       (1.01)%       (1.06)%       (0.87)%       (0.82)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                          (1.15)%       (1.01)%       (1.06)%       (0.87)%       (0.82)%
Portfolio Turnover Rate                                      170%           76%           61%           66%           65%


                                             (Unaudited)                 Year Ended December 31,
Enterprise Capital Appreciation Fund       Six Months Ended -------------------------------------------------   For the Period
(Class B)                                   June 30, 2000       1999         1998         1997        1996     through 12/31/95
----------------------------------------- ----------------- ------------ ------------ ----------- -----------       5/1/95
Net Asset Value Beginning of Period           $  44.80        $ 37.50      $ 34.89      $ 33.86     $ 32.42       $  30.04
                                              --------        -------      -------      -------     -------       --------
Net Investment Income (Loss)                     (0.25)(F)      (0.68)(F)    (0.58)(F)    (0.45)      (0.35)         (0.12)
Net Realized and Unrealized Gain (Loss)
 on Investments                                  (2.34)         14.92        10.30         7.09        5.50           5.84
                                              --------        -------      -------      -------     -------       --------
Total from Investment Operations                 (2.59)         14.24         9.72         6.64        5.15           5.72
                                              --------        -------      -------      -------     -------       --------
Dividends from Net Investment Income                --             --           --           --          --             --
Distributions from Capital Gains                 (6.36)         (6.94)       (7.11)       (5.61)      (3.71)         (3.34)
                                              --------        -------      -------      -------     -------       --------
Total Distributions                              (6.36)         (6.94)       (7.11)       (5.61)      (3.71)         (3.34)
                                              --------        -------      -------      -------     -------       --------
Net Asset Value End of Period                 $  35.85        $ 44.80      $ 37.50      $ 34.89     $ 33.86       $  32.42
                                              ========        =======      =======      =======     =======       ========
Total Return(D)                                  (6.83)%(B)     38.62%       29.44%       19.60%      15.87%         18.99%(B)
Net Assets End of Period (in thousands)       $ 73,034        $40,276      $14,663      $ 7,862     $ 5,047       $  1,953
Ratio of Expenses to Average Net Assets           2.09%(A)       2.08%        2.08%        2.21%       2.14%(E)       2.08%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        2.09%(A)       2.08%        2.08%        2.21%       2.14%(E)       2.08%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (1.29)%(A)     (1.69)%      (1.56)%      (1.61)%     (1.43)%        (1.41)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  (1.29)%(A)     (1.69)%      (1.56)%      (1.61)%     (1.43)%        (1.41)%(A)
Portfolio Turnover Rate                             72%           170%          76%          61%         66%            65%(A)


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
92
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Enterprise Capital Appreciation Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                (Unaudited)     Year Ended December 31,  For the Period From
                                                               Six Months Ended -----------------------        5/1/97
Enterprise Capital Appreciation Fund (Class C)                  June 30, 2000       1999        1998      through 12/31/97
------------------------------------------------------------- ----------------- ----------- ----------- --------------------
Net Asset Value Beginning of Period                               $  45.85        $ 38.25     $ 35.43        $  33.54
                                                                  --------        -------     -------        --------
Net Investment Income (Loss)                                         (0.26)(F)      (0.68)(F)   (0.57)(F)       (0.19)
Net Realized and Unrealized Gain (Loss) on Investments               (2.37)         15.22       10.50            7.69
                                                                  --------        -------     -------        --------
Total from Investment Operations                                     (2.63)         14.54        9.93            7.50
                                                                  --------        -------     -------        --------
Dividends from Net Investment Income                                    --             --          --              --
Distributions from Capital Gains                                     (6.36)         (6.94)      (7.11)          (5.61)
                                                                  --------        -------     -------        --------
Total Distributions                                                  (6.36)         (6.94)      (7.11)          (5.61)
                                                                  --------        -------     -------        --------
Net Asset Value End of Period                                     $  36.86        $ 45.85     $ 38.25        $  35.43
                                                                  ========        =======     =======        ========
Total Return(D)                                                      (6.76)%(B)     38.64%      29.60%          22.35%(B)
Net Assets End of Period (in thousands)                           $ 23,366        $ 6,918     $ 1,040        $    126
Ratio of Expenses to Average Net Assets                               2.10%(A)       2.11%       2.11%           2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.10%(A)       2.11%       2.11%           2.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets          (1.29)%(A)     (1.69)%     (1.53)%         (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (1.29)%(A)     (1.69)%     (1.53)%         (1.88)%(A)
Portfolio Turnover Rate                                                 72%           170%         76%             61%(A)


                                                                       (Unaudited)
                                                                     Six Months Ended    Year Ended      For the Period 5/14/98
Enterprise Capital Appreciation Fund (Class Y)                        June 30, 2000    December 31, 1999      through 12/31/98
------------------------------------------------------------------- ----------------- ------------------ ----------------------
Net Asset Value Beginning of Period                                     $  47.14            $ 38.79              $  40.71
                                                                        --------            -------              --------
Net Investment Income (Loss)                                               (0.06)(F)          (0.28)(F)             (0.15)(F)
Net Realized and Unrealized Gain (Loss) on Investments                     (2.48)             15.57                  5.34
                                                                        --------            -------              --------
Total from Investment Operations                                           (2.54)             15.29                  5.19
                                                                        --------            -------              --------
Dividends from Net Investment Income                                          --                 --                    --
Distributions from Capital Gains                                           (6.36)             (6.94)                (7.11)
                                                                        --------            -------              --------
Total Distributions                                                        (6.36)             (6.94)                (7.11)
                                                                        --------            -------              --------
Net Asset Value End of Period                                           $  38.24            $ 47.14              $  38.79
                                                                        ========            =======              ========
Total Return                                                               (6.35)%(B)         40.04%                14.08%(B)
Net Assets End of Period (in thousands)                                 $    570            $   428              $    204
Ratio of Expenses to Average Net Assets                                     1.09%(A)           1.07%                 1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.09%(A)           1.07%                 1.05%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.30)%(A)         (0.69)%               (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (0.30)%(A)         (0.69)%               (0.51)%(A)
Portfolio Turnover Rate                                                       72%               170%                   76%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              93
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Enterprise Equity Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       (Unaudited)     Year Ended December 31,    For the Period
                                                                     Six Months Ended -------------------------       5/1/97
Enterprise Equity Fund (Class A)                                      June 30, 2000       1999         1998      through 12/31/97
------------------------------------------------------------------- ----------------- ------------ ------------ -----------------
Net Asset Value Beginning of Period                                     $   7.26        $  6.47      $  5.96        $   5.00
                                                                        --------        -------      -------        --------
Net Investment Income (Loss)                                               (0.03)(F)      (0.01)(F)     0.03            0.01
Net Realized and Unrealized Gain (Loss) on Investments                      1.27           1.11         0.53            1.05
                                                                        --------        -------      -------        --------
Total from Investment Operations                                            1.24           1.10         0.56            1.06
                                                                        --------        -------      -------        --------
Dividends from Net Investment Income                                          --             --        (0.02)             --
Distributions from Capital Gains                                           (0.09)         (0.31)       (0.03)          (0.10)
                                                                        --------        -------      -------        --------
Total Distributions                                                        (0.09)         (0.31)       (0.05)          (0.10)
                                                                        --------        -------      -------        --------
Net Asset Value End of Period                                           $   8.41        $  7.26      $  6.47        $   5.96
                                                                        ========        =======      =======        ========
Total Return(C)                                                            17.14%(B)      17.15%        9.38%          21.30%(B)
Net Assets End of Period (in thousands)                                 $ 23,764        $ 8,139      $ 6,741        $  3,196
Ratio of Expenses to Average Net Assets                                     1.60%(A)       1.60%        1.60%           1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.94%(A)       2.55%        2.73%           6.52%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.84)%(A)     (0.11)%       0.59%           0.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (1.18)%(A)     (1.06)%      (0.54)%         (4.66)%(A)
Portfolio Turnover Rate                                                       13%           176%          35%             69%(A)


                                                                       (Unaudited)     Year Ended December 31,    For the Period
                                                                     Six Months Ended -------------------------       5/1/97
Enterprise Equity Fund (Class B)                                      June 30, 2000       1999         1998      through 12/31/97
------------------------------------------------------------------- ----------------- ------------ ------------ -----------------
Net Asset Value Beginning of Period                                     $   7.17        $  6.43      $  5.94        $   5.00
                                                                        --------        -------      -------        --------
Net Investment Income (Loss)                                               (0.05)(F)      (0.04)(F)       --              --
Net Realized and Unrealized Gain (Loss) on Investments                      1.25           1.09         0.53            1.04
                                                                        --------        -------      -------        --------
Total from Investment Operations                                            1.20           1.05         0.53            1.04
                                                                        --------        -------      -------        --------
Dividends from Net Investment Income                                          --             --        (0.01)             --
Distributions from Capital Gains                                           (0.09)         (0.31)       (0.03)          (0.10)
                                                                        --------        -------      -------        --------
Total Distributions                                                        (0.09)         (0.31)       (0.04)          (0.10)
                                                                        --------        -------      -------        --------
Net Asset Value End of Period                                           $   8.28        $  7.17      $  6.43        $   5.94
                                                                        ========        =======      =======        ========
Total Return(D)                                                            16.79%(B)      16.49%        8.82%          20.80%(B)
Net Assets End of Period (in thousands)                                 $ 25,216        $11,431      $ 8,731        $  1,820
Ratio of Expenses to Average Net Assets                                     2.15%(A)       2.15%        2.15%           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.50%(A)       3.10%        3.29%           6.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (1.40)%(A)     (0.66)%       0.07%          (0.23)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (1.76)%(A)       (1.61)%      (1.07)%         (4.29)%(A)
Portfolio Turnover Rate                                                       13%           176%          35%             69%A

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Enterprise Equity Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       (Unaudited)     Year Ended December 31,    For the Period
                                                                     Six Months Ended -------------------------       5/1/97
Enterprise Equity Fund (Class C)                                      June 30, 2000       1999         1998      through 12/31/97
------------------------------------------------------------------- ----------------- ------------ ------------ -----------------
Net Asset Value Beginning of Period                                     $   7.17        $  6.44      $  5.94        $   5.00
                                                                        --------        -------      -------        --------
Net Investment Income (Loss)                                               (0.05)(F)      (0.04)(F)     0.01              --
Net Realized and Unrealized Gain (Loss) on Investments                      1.26           1.08         0.53            1.04
                                                                        --------        -------      -------        --------
Total from Investment Operations                                            1.21           1.04         0.54            1.04
                                                                        --------        -------      -------        --------
Dividends from Net Investment Income                                          --             --        (0.01)             --
Distributions from Capital Gains                                           (0.09)         (0.31)       (0.03)          (0.10)
                                                                        --------        -------      -------        --------
Total Distributions                                                        (0.09)         (0.31)       (0.04)          (0.10)
                                                                        --------        -------      -------        --------
Net Asset Value End of Period                                           $   8.29        $  7.17      $  6.44        $   5.94
                                                                        ========        =======      =======        ========
Total Return(D)                                                            16.93%(B)      16.30%        8.98%          20.89%(B)
Net Assets End of Period (in thousands)                                 $  7,703        $ 2,144      $ 1,504        $    283
Ratio of Expenses to Average Net Assets                                     2.15%(A)       2.15%        2.15%           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.49%(A)       3.09%        3.28%           6.01%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (1.40)%(A)     (0.64)%       0.09%          (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (1.74)%(A)     (1.58)%      (1.03)%         (4.07)%(A)
Portfolio Turnover Rate                                                       13%           176%          35%             69%(A)


                                                                       (Unaudited)                          For the Period
                                                                     Six Months Ended      Year Ended          10/14/98
Enterprise Equity Fund (Class Y)                                      June 30, 2000    December 31, 1999   through 12/31/98
------------------------------------------------------------------- -----------------  -----------------  -----------------
Net Asset Value Beginning of Period                                     $   7.26            $  6.43           $   5.86
                                                                        --------            -------           --------
Net Investment Income (Loss)                                               (0.02)(F)          0.01(F)             0.01
Net Realized and Unrealized Gain (Loss) on Investments                      1.28               1.13               0.63
                                                                        --------            -------           --------
Total from Investment Operations                                            1.26               1.14               0.64
                                                                        --------            -------           --------
Dividends from Net Investment Income                                          --                 --              (0.04)
Distributions from Capital Gains                                           (0.09)             (0.31)             (0.03)
                                                                        --------            -------           --------
Total Distributions                                                        (0.09)             (0.31)             (0.07)
                                                                        --------            -------           --------
Net Asset Value End of Period                                           $   8.43            $  7.26           $   6.43
                                                                        ========            =======           ========
Total Return                                                               17.42%(B)          17.89%             10.93%(B)
Net Assets End of Period (in thousands)                                 $    270            $   161           $     57
Ratio of Expenses to Average Net Assets                                     1.15%(A)           1.15%              1.13%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.52%(A)           2.15%              2.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.41)%(A)          0.21%              1.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (0.78)%(A)         (0.79)%            (0.11)%(A)
Portfolio Turnover Rate                                                       13%               176%                35%(A)


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Enterprise Growth and Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                 (Unaudited)    Year Ended December 31,  For the Period    For the Period
Enterprise Growth and Income Fund              Six Months Ended -----------------------      10/1/97           7/17/97
(Class A)                                       June 30, 2000       1999        1998     through 12/31/97   through 9/30/97
-------------------------------------------   ----------------- ----------- ----------- ------------------ ----------------
Net Asset Value Beginning of Period             $  38.57        $ 29.01     $ 25.19       $  25.71          $  25.05
                                                --------        -------     -------       --------          --------
Net Investment Income (Loss)                        0.01(F)        0.00(F),(G) 0.14           0.01              0.00(G)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        2.00           9.57        4.00           0.04              0.66
                                                --------       --------     -------       --------          --------
Total from Investment Operations                    2.01           9.57        4.14           0.05              0.66
                                                --------       --------     -------       --------          --------
Dividends from Net Investment Income                  --             --       (0.09)         (0.11)               --
Distributions from Capital Gains                      --          (0.01)      (0.23)         (0.46)               --
                                                --------       --------     -------       --------          --------
Total Distributions                                   --          (0.01)      (0.32)         (0.57)               --
                                                --------       --------     -------       --------          --------
Net Asset Value End of Period                   $  40.58        $ 38.57     $ 29.01       $  25.19          $  25.71
                                                ========       ========     =======       ========          ========
Total Return(C)                                     5.21%(B)      32.97%      16.50%          0.20%(B)          2.63%(B)
Net Assets End of Period (in thousands)         $ 84,396        $65,759     $16,664       $  4,032          $  1,109
Ratio of Expenses to Average Net Assets             1.50%(A)       1.50%       1.50%          1.50%(A)          1.50%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.56%(A)       1.64%       1.93%          2.11%(A)          4.47%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.03%(A)       0.00%       0.41%          0.56%(A)          0.07%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (0.03)%(A)     (0.15)%     (0.03)%        (0.04)%(A)        (2.90)%(A)
Portfolio Turnover Rate                                4%             3%          5%             1%(A)            16%(A)


                                                 (Unaudited)     Year Ended December 31,   For the Period    For the Period
Enterprise Growth and Income Fund              Six Months Ended -------------------------      10/1/97           7/17/97
(Class B)                                       June 30, 2000       1999         1998      through 12/31/97   through 9/30/97
-------------------------------------------   ----------------- ------------ ------------ ------------------ ----------------
Net Asset Value Beginning of Period             $  38.20        $ 28.90      $ 25.15        $  25.68          $  25.05
                                                --------        -------      -------        --------          --------
Net Investment Income (Loss)                       (0.09)(F)      (0.18)(F)     0.05           (0.01)            (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        1.99           9.49         3.95            0.03              0.64
                                                --------        -------      -------        --------          --------
Total from Investment Operations                    1.90           9.31         4.00            0.02              0.63
                                                --------        -------      -------        --------          --------
Dividends from Net Investment Income                  --             --        (0.02)          (0.09)               --
Distributions from Capital Gains                      --          (0.01)       (0.23)          (0.46)               --
                                                --------        -------      -------        --------          --------
Total Distributions                                   --          (0.01)       (0.25)          (0.55)               --
                                                --------        -------      -------        --------          --------
Net Asset Value End of Period                   $  40.10        $ 38.20      $ 28.90        $  25.15          $  25.68
                                                ========        =======      =======        ========          ========
Total Return(D)                                     4.97%(B)      32.20%       15.95%           0.07%(B)          2.51%(B)
Net Assets End of Period (in thousands)         $105,146        $74,597      $21,891        $  3,257          $    992
Ratio of Expenses to Average Net Assets             2.05%(A)       2.05%        2.05%           2.05%(A)          2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.11%(A)       2.19%        2.48%           2.66%(A)          4.59%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (0.52)%(A)     (0.56)%      (0.17)%         (0.02)%(A)        (0.34)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (0.58)%(A)     (0.70)%      (0.60)%         (0.63)%(A)        (2.87)%(A)
Portfolio Turnover Rate                                 4%             3%           5%              1%(A)            16%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
96

                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                  (Unaudited)                               For the Period    For the Period
Enterprise Growth and Income Fund               Six Months Ended                                10/1/97           7/17/97
(Class C)                                        June 30, 2000   Year Ended December 31,   through 12/31/97   through 9/30/97
-------------------------------------------    ----------------- ------------------------ ------------------ ----------------
                                                                   1999         1998
                                                                ------------ -----------
Net Asset Value Beginning of Period             $  38.24        $ 28.91      $ 25.15       $  25.68          $  25.05
                                                --------        -------      -------       --------          --------
Net Investment Income (Loss)                      ( 0.09)(F)     ( 0.19)(F)     0.06         ( 0.02)           ( 0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        1.99           9.53         3.94           0.05              0.64
                                                --------        -------      -------       --------          --------
Total from Investment Operations                    1.90           9.34         4.00           0.03              0.63
                                                --------        -------      -------       --------          --------
Dividends from Net Investment Income                  --             --       ( 0.01)        ( 0.10)               --
Distributions from Capital Gains                      --         ( 0.01)      ( 0.23)        ( 0.46)               --
                                                --------        -------      -------       --------          --------
Total Distributions                                   --         ( 0.01)      ( 0.24)        ( 0.56)               --
                                                --------        -------      -------       --------          --------
Net Asset Value End of Period                   $  40.14        $ 38.24      $ 28.91       $  25.15          $  25.68
                                                ========        =======      =======       ========          ========
Total Return(D)                                     4.97%(B)      32.29%       15.95%          0.10%(B)          2.51%(B)
Net Assets End of Period (in thousands)         $ 17,892        $13,710      $ 4,654       $    561          $     99
Ratio of Expenses to Average Net Assets             2.05%(A)       2.05%        2.05%          2.05%(A)          2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.11%(A)       2.20%        2.49%          2.64%(A)          4.60%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               (0.52)%(A)     (0.58)%      (0.16)%          0.03%(A)        (0.39)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                   (0.58)%(A)     (0.72)%      (0.60)%        (0.56)%(A)        (2.94)%(A)
Portfolio Turnover Rate                                4%             3%           5%             1%(A)            16%(A)





                                         (Unaudited)     Year Ended December 31,
Enterprise Growth and Income           Six Months Ended   ----------------------
Fund (Class Y)                          June 30, 2000       1999        1998
------------------------------------- -----------------  ----------- -----------
Net Asset Value Beginning of Period        $ 38.91        $ 29.13     $ 25.24
                                           -------        -------     -------
Net Investment Income (Loss)                  0.09(F)       0.14(F)     0.29
Net Realized and Unrealized Gain
 (Loss) on Investments                        2.05          9.65        4.00
                                           -------        -------     -------
Total from Investment Operations              2.14          9.79        4.29
                                           -------        -------     -------
Dividends from Net Investment
 Income                                         --             --       (0.17)
Distributions from Capital Gains                --          (0.01)      (0.23)
                                           -------        -------     -------
Total Distributions                             --          (0.01)      (0.40)
                                           -------        -------     -------
Net Asset Value End of Period              $ 41.05        $ 38.91     $ 29.13
                                           =======        =======     =======
Total Return                                  5.50%(B)      33.59%      17.08%
Net Assets End of Period
 (in thousands)                            $17,273        $17,116     $18,310
Ratio of Expenses to Average Net
 Assets                                       1.05%(A)       1.05%       1.05%
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)             1.10%(A)       1.18%       1.48%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                 0.47%(A)       0.41%       0.89%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)                    0.41%(A)       0.29%       0.45%
Portfolio Turnover Rate                          4%             3%          5%

                                         For the Period       Year        Year        Year
Enterprise Growth and Income                 10/1/97         Ended       Ended       Ended
Fund (Class Y)                          through 12/31/97    9/30/97     9/30/96     9/30/95
-------------------------------------  ------------------ ----------- ----------- -----------
Net Asset Value Beginning of Period        $ 25.73         $ 20.11    $ 16.69     $ 12.72
                                           -------         -------    -------     -------
Net Investment Income (Loss)                  0.06            0.35       0.21        0.13
Net Realized and Unrealized Gain
 (Loss) on Investments                        0.02            6.18       3.45        4.22
                                           -------         -------    -------     -------
Total from Investment Operations              0.08            6.53       3.66        4.35
                                           -------         -------    -------     -------
Dividends from Net Investment
 Income                                      (0.11)          (0.20)     (0.24)      (0.16)
Distributions from Capital Gains             (0.46)          (0.71)         --      (0.22)
                                           -------         -------    --------    --------
Total Distributions                          (0.57)          (0.91)     (0.24)      (0.38)
                                           -------         -------    --------    --------
Net Asset Value End of Period              $ 25.24         $ 25.73    $  20.11    $  16.69
                                           =======         =======    ========    ========
Total Return                                  0.31%(B)       33.55%      22.21%      35.24%
Net Assets End of Period
 (in thousands)                            $15,542         $15,428    $  8,865    $  5,657
Ratio of Expenses to Average Net
 Assets                                       1.05%(A)        0.99%       0.97%       0.90%
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)             1.68%(A)        2.20%       2.05%       2.20%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                 0.96%(A)        0.88%       1.23%       1.52%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)                    0.33%(A)      (0.33)%       0.15%       0.22%
Portfolio Turnover Rate                          1%(A)          16%         18%         25%

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              97

                         Enterprise Equity Income Fund
                              FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------




                                                 (Unaudited)                         Year Ended December 31,
Enterprise Equity Income Fund                  Six Months Ended  -----------------------------------------------------------------
(Class A)                                       June 30, 2000       1999          1998          1997         1996         1995
-------------------------------------------   -----------------  ------------  ------------  -----------  -----------  -----------
Net Asset Value Beginning of Period             $  27.48         $ 26.89       $ 26.42       $ 22.44      $ 20.73      $ 16.43
                                                --------         -------       -------       -------      -------      -------
Net Investment Income (Loss)                        0.11(F)         0.22(F)       0.36          0.17         0.41         0.45
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (1.26)           1.69          2.52          5.95         3.27         5.00
                                                --------         -------       -------       -------      -------      -------
Total from Investment Operations                   (1.15)           1.91          2.88          6.12         3.68         5.45
                                                --------         -------       -------       -------      -------      -------
Dividends from Net Investment Income               (0.11)          (0.20)        (0.35)        (0.15)       (0.40)       (0.45)
Distributions from Capital Gains                   (0.85)          (1.12)        (2.06)        (1.99)       (1.57)       (0.70)
                                                --------         --------      --------      -------      -------      -------
Total Distributions                                (0.96)          (1.32)        (2.41)        (2.14)       (1.97)       (1.15)
                                                --------         --------      --------      -------      -------      -------
Net Asset Value End of Period                   $  25.37         $ 27.48       $ 26.89       $ 26.42      $ 22.44      $ 20.73
                                                ========         ========      ========      =======      =======      =======
Total Return(C)                                   (4.20)%(B)       7.20%        11.13%        28.08%       17.86%       33.40%
Net Assets End of Period (in thousands)         $ 94,707        $111,395      $111,275       $97,932      $72,647      $61,906
Ratio of Expenses to Average Net Assets             1.50%(A)        1.50%         1.50%         1.50%        1.50%        1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.54%(A)        1.51%         1.58%         1.62%        1.68%        1.78%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.83%(A)        0.76%         1.32%         1.35%        1.87%        2.33%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                     0.79%(A)        0.74%         1.25%         1.23%         1.69%       2.06%
Portfolio Turnover Rate                               14%             32%           31%           33%           33%         26%





                                               (Unaudited)                 Year Ended December 31,
Enterprise Equity Income Fund                Six Months Ended  -----------------------------------------------    For the Period
(Class B)                                     June 30, 2000          1999        1998        1997        1996        5/1/95
------------------------------------------- -----------------  ----------- ----------- ----------- -----------    through 12/31/95
Net Asset Value Beginning of Period             $  27.10        $ 26.57     $ 26.17     $ 22.30    $ 20.67         $ 18.12
                                                --------        -------     -------     -------    -------         -------
Net Investment Income (Loss)                        0.04(F)       0.06(F)     0.20        0.12        0.24            0.29
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (1.25)         1.65        2.49        5.83        3.30            3.40
                                                --------        -------     -------     -------    -------         -------
Total from Investment Operations                   (1.21)         1.71        2.69        5.95        3.54            3.69
                                                --------        -------     -------     -------    -------         -------
Dividends from Net Investment Income               (0.04)        (0.06)      (0.23)      (0.09)      (0.34)          (0.44)
Distributions from Capital Gains                   (0.85)        (1.12)      (2.06)      (1.99)      (1.57)          (0.70)
                                                --------        -------     -------     -------    --------        -------
Total Distributions                                (0.89)        (1.18)      (2.29)      (2.08)      (1.91)          (1.14)
                                                --------        -------     -------     -------    --------        -------
Net Asset Value End of Period                   $  25.00       $ 27.10     $ 26.57     $ 26.17     $ 22.30         $ 20.67
                                                ========        =======     =======     =======    ========        =======
Total Return(D)                                   (4.48)%(B)       6.55%      10.49%      27.35%      17.22%         20.57%(B)
Net Assets End of Period (in thousands)         $ 37,821        $44,574     $33,807     $19,055    $  5,615        $ 1,086
Ratio of Expenses to Average Net Assets             2.05%(A)       2.05%       2.05%       2.05%       2.05%          2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.09%(A)       2.07%       2.13%       2.17%       2.23%          2.23%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.28%(A)       0.20%       0.78%       0.77%       1.32%          1.56%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                     0.24%(A)       0.18%       0.71%       0.65%       1.14%          1.33%(A)
Portfolio Turnover Rate                               14%            32%         31%         33%         33%            26%A



                       See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.
98

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                  (Unaudited)    Year Ended December 31,  For the Period From
                                                               Six Months Ended  -----------------------        5/1/97
Enterprise Equity Income Fund (Class C)                         June 30, 2000        1999        1998       through 12/31/97
------------------------------------------------------------- -----------------  ----------- -----------  --------------------
Net Asset Value Beginning of Period                               $  27.26       $ 26.70     $ 26.31          $ 24.26
                                                                  --------       -------     -------          -------
Net Investment Income (Loss)                                          0.04(F)       0.06(F)     0.21             0.04
Net Realized and Unrealized Gain (Loss) on Investments               (1.25)         1.69        2.49             4.14
                                                                  --------       -------     -------          -------
Total from Investment Operations                                     (1.21)         1.75        2.70             4.18
                                                                  --------       -------     -------          -------
Dividends from Net Investment Income                                (0.04)         (0.07)      (0.25)          (0.14)
Distributions from Capital Gains                                    (0.85)         (1.12)      (2.06)          (1.99)
                                                                  --------       --------    --------         -------
Total Distributions                                                 (0.89)         (1.19)      (2.31)          (2.13)
                                                                  --------       --------    --------         -------
Net Asset Value End of Period                                     $  25.16       $ 27.26     $ 26.70          $ 26.31
                                                                  ========       ========    ========         =======
Total Return(D)                                                     ( 4.45)%(B)      6.64%      10.47%          18.21%(B)
Net Assets End of Period (in thousands)                           $  7,651       $  9,338    $  5,639         $ 1,857
Ratio of Expenses to Average Net Assets                               2.05%(A)       2.05%       2.05%           2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.09%(A)       2.07%       2.13%           2.20%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets           0.28%(A)       0.20%       0.81%           0.69%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.24%(A)       0.18%       0.73%           0.54%(A)
Portfolio Turnover Rate                                                 14%            32%         31%             33%(A)


                                                                           (Unaudited)                          For the Period
                                                                         Six Months Ended     Year Ended            1/22/98
Enterprise Equity Income Fund (Class Y)                                   June 30, 2000    December 31, 1999   through 12/31/98
----------------------------------------------------------------------- -----------------  -----------------   ----------------
Net Asset Value Beginning of Period                                         $  27.46           $ 26.87             $ 26.25
                                                                            --------           -------             -------
Net Investment Income (Loss)                                                    0.17(F)           0.34(F)             0.47
Net Realized and Unrealized Gain (Loss) on Investments                         (1.26)             1.70                2.69
                                                                            --------           -------             -------
Total from Investment Operations                                               (1.09)             2.04                3.16
                                                                            --------           -------             -------
Dividends from Net Investment Income                                           (0.17)             (0.33)             (0.48)
Distributions from Capital Gains                                               (0.85)             (1.12)             (2.06)
                                                                            --------           --------            -------
Total Distributions                                                            (1.02)             (1.45)             (2.54)
                                                                            --------           --------            -------
Net Asset Value End of Period                                               $  25.35           $  27.46            $ 26.87
                                                                            ========           ========            =======
Total Return                                                                   (3.99)%(B)          7.69%             12.26%(B)
Net Assets End of Period (in thousands)                                     $    119           $    153            $   112
Ratio of Expenses to Average Net Assets                                         1.05%(A)           1.05%              1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               1.09%(A)           1.07%              1.13%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     1.28%(A)           1.20%              1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 1.24%(A)           1.18%              1.72%(A)
Portfolio Turnover Rate                                                           14%                32%                31%A

                       See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.
                                                                              99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Enterprise International Growth Fund
                              FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------




                                                        (Unaudited)
Enterprise International Growth Fund                 Six Months Ended
(Class A)                                             June 30, 2000
--------------------------------------------------- -----------------
Net Asset Value Beginning of Period                    $    23.81
                                                       ----------
Net Investment Income (Loss)                                (0.05)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                (2.80)
                                                       ----------
Total from Investment Operations                            (2.85)
                                                       ----------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                            (0.22)
                                                       ----------
Total Distributions                                         (0.22)
                                                       ----------
Net Asset Value End of Period                          $    20.74
                                                       ==========
Total Return(C)                                            (12.07)%(B)
Net Assets End of Period (in thousands)                $   55,818
Ratio of Expenses to Average Net Assets                      1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                              1.85%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 (0.44)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       (0.44)%(A)
Portfolio Turnover Rate                                        34%



                                                                      Year Ended December 31,
                                                    ------------------------------------------------------------
Enterprise International Growth Fund
(Class A)                                               1999         1998        1997        1996        1995
--------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                   $ 18.89      $ 16.71     $ 17.10     $ 16.08     $ 14.70
                                                      -------      -------     -------     -------     -------
Net Investment Income (Loss)                            (0.11)(F)     0.06        0.08        0.10        0.11
Net Realized and Unrealized Gain (Loss) on
 Investments                                             7.37         2.32        0.73        1.88        2.12
                                                      -------      -------     -------     -------     -------
Total from Investment Operations                         7.26         2.38        0.81        1.98        2.23
                                                      -------      -------     -------     -------     -------
Dividends from Net Investment Income                    (0.16)       (0.05)      (0.07)      (0.09)      (0.09)
Distributions from Capital Gains                        (2.18)       (0.15)      (1.13)      (0.87)      (0.76)
                                                      -------      -------     -------     -------     -------
Total Distributions                                     (2.34)       (0.20)      (1.20)      (0.96)      (0.85)
                                                      -------      -------     -------     -------     -------
Net Asset Value End of Period                         $ 23.81      $ 18.89     $ 16.71     $ 17.10     $ 16.08
                                                      =======      =======     =======     =======     =======
Total Return(C)                                         39.76%       14.28%       4.75%      12.32%      15.17%
Net Assets End of Period (in thousands)               $55,426      $41,458     $38,020     $34,837     $28,628
Ratio of Expenses to Average Net Assets                  1.94%        2.00%       2.00%       2.00%       2.00%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                          1.94%        2.11%       2.11%       2.19%       2.40%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             (0.53)%       0.30%       0.50%       0.61%       0.70%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                   (0.53)%       0.19%       0.39%       0.42%       0.30%
Portfolio Turnover Rate                                   131%          52%         27%         24%         31%

                                               (Unaudited)
Enterprise International Growth Fund         Six Months Ended
(Class B)                                     June 30, 2000                Year Ended December 31,
------------------------------------------- ----------------- ------------------------------------------------- For the Period
                                                                                                                      5/1/95
                                                                 1999         1998         1997        1996     through 12/31/95
                                                             ------------ ------------ ----------- -----------  ----------------
Net Asset Value Beginning of Period            $   23.40        $ 18.62      $ 16.53      $ 16.97     $ 16.02       $  14.82
                                               ---------        -------      -------      -------     -------       --------
Net Investment Income (Loss)                       (0.11)(F)       (0.21)(F)   (0.04)        0.01        0.01          (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (2.77)          7.23         2.28         0.69        1.87           2.08
                                               ---------        -------      -------      -------     -------       --------
Total from Investment Operations                   (2.88)          7.02         2.24         0.70        1.88           2.06
                                               ---------        -------      -------      -------     -------       --------
Dividends from Net Investment Income                  --          (0.06)          --        (0.01)      (0.06)         (0.10)
Distributions from Capital Gains                   (0.22)         (2.18)       (0.15)       (1.13)      (0.87)         (0.76)
                                               ---------        -------      -------      -------     -------       --------
Total Distributions                                (0.22)         (2.24)       (0.15)       (1.14)      (0.93)         (0.86)
                                               ---------        -------      -------      -------     -------       --------
Net Asset Value End of Period                  $   20.30        $ 23.40      $ 18.62      $ 16.53     $ 16.97       $  16.02
                                               =========        =======      =======      =======     =======       ========
Total ReturnD                                     (12.41)%(B)     39.02%       13.57%        4.17%      11.72%         13.88%(B)
Net Assets End of Period (in thousands)        $  27,472        $23,475      $16,008      $ 9,878     $ 4,276       $  1,094
Ratio of Expenses to Average Net Assets             2.41%(A)       2.48%        2.55%        2.55%       2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.41%(A)       2.48%        2.66%        2.67%       2.75%          2.75%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (0.98)%(A)     (1.10)%      (0.28)%      (0.06)%      0.09%         (0.65)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (0.98)%(A)     (1.10)%      (0.39)%      (0.18)%     (0.11)%        (0.85)%(A)
Portfolio Turnover Rate                               34%           131%          52%          27%         24%            31%(A)


                       See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.
100
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        (Unaudited)
                                                                     Six Months Ended
Enterprise International Growth Fund (Class C)                         June 30, 2000   Year Ended December 31,   For the Period
-------------------------------------------------------------------  ----------------- -----------------------       5/1/97
                                                                                          1999        1998     through 12/31/97
                                                                                     ----------- ----------- -----------------
Net Asset Value Beginning of Period                                    $   23.59        $ 18.77     $ 16.66       $  17.51
                                                                       ---------        -------     -------       --------
Net Investment Income (Loss)                                               (0.10)(F)      (0.22)(F)   (0.04)         (0.03)
Net Realized and Unrealized Gain (Loss) on Investments                     (2.80)          7.29        2.31           0.39
                                                                       ---------        -------     -------       --------
Total from Investment Operations                                           (2.90)          7.07        2.27           0.36
                                                                       ---------        -------     -------       --------
Dividends from Net Investment Income                                          --          (0.07)      (0.01)         (0.08)
Distributions from Capital Gains                                           (0.22)         (2.18)      (0.15)         (1.13)
                                                                       ---------        -------     -------       --------
Total Distributions                                                        (0.22)         (2.25)      (0.16)         (1.21)
                                                                       ---------        -------     -------       --------
Net Asset Value End of Period                                          $   20.47        $ 23.59     $ 18.77       $  16.66
                                                                       =========        =======     =======       ========
Total ReturnD                                                             (12.39)%(B)     38.95%      13.64%          2.07%(B)
Net Assets End of Period (in thousands)                                $   7,725        $ 5,771     $ 3,498       $  1,113
Ratio of Expenses to Average Net Assets                                     2.41%(A)       2.48%       2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.41%(A)       2.48%       2.67%          2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.95)%(A)     (1.12)%     (0.35)%        (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (0.95)%(A)     (1.12)%     (0.47)%        (0.71)%(A)
Portfolio Turnover Rate                                                       34%           131%         52%            27%(A)


                                               (Unaudited)
 Enterprise International Growth Fund          Six Months Ended
 (Class Y)                                      June 30, 2000               Year Ended December 31,
 -------------------------------------------  ----------------- --------------------------------------------   For the Period
                                                                                                                   7/5/95
                                                                 1999         1998        1997        1996     through 12/31/95
                                                            ------------ ----------- ----------- -----------  ----------------
Net Asset Value Beginning of Period             $  23.82        $ 18.88      $ 16.71     $ 17.10    $ 16.07         $ 14.93
                                                --------        -------      -------     -------    -------         -------
Net Investment Income (Loss)                       (0.00)(F,G)    (0.03)(F)    0.14        0.17        0.14            0.02
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (2.84)          7.40        2.32        0.72        1.92            2.02
                                                --------        -------      -------     -------    -------         -------
Total from Investment Operations                   (2.84)          7.37        2.46        0.89        2.06            2.04
                                                --------        -------      -------     -------    -------         -------
Dividends from Net Investment Income                  --          (0.25)       (0.14)      (0.15)      (0.16)         (0.14)
Distributions from Capital Gains                   (0.22)         (2.18)       (0.15)      (1.13)      (0.87)         (0.76)
                                                --------        -------      -------     -------    --------        -------
Total Distributions                                (0.22)         (2.43)       (0.29)      (1.28)      (1.03)         (0.90)
                                                --------        -------      -------     -------    --------        -------
Net Asset Value End of Period                   $  20.76        $ 23.82      $ 18.88     $ 16.71    $ 17.10         $ 16.07
                                                ========        =======      =======     =======    ========        =======
Total Return                                      (12.02)%(B)     40.39%       14.73%       5.21%      12.86%         13.65%(B)
Net Assets End of Period (in thousands)         $ 24,062        $20,738      $13,379     $10,986    $  8,828        $ 3,109
Ratio of Expenses to Average Net Assets             1.40%(A)       1.48%        1.55%       1.55%       1.55%          1.55%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.40%(A)       1.48%        1.66%       1.66%       1.75%          1.75%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (0.00)%(A)     (0.14)%       0.75%       0.95%       1.03%          0.26%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    (0.00)%(A)     (0.14)%       0.64%       0.84%       0.84%          0.05%(A)
Portfolio Turnover Rate                               34%           131%          52%         27%         24%            31%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             101
--------------------------------------------------------------------------------

                           Enterprise Internet Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Internet Fund (Class A)                                                        June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                        $   31.72         $   10.00
                                                                                           ---------         ---------
Net Investment Income (Loss)                                                                   (0.24)(F)         (0.12)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (3.40)            22.19
                                                                                           ---------         ---------
Total from Investment Operations                                                               (3.64)            22.07
                                                                                           ---------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                               (0.10)            (0.35)
                                                                                           ---------         ---------
Total Distributions                                                                            (0.10)            (0.35)
                                                                                           ---------         ---------
Net Asset Value End of Period                                                              $   27.98         $   31.72
                                                                                           =========         =========
Total ReturnC                                                                                 (11.56)%(B)       220.79%(B)
Net Assets End of Period (in thousands)                                                    $ 176,905         $ 119,283
Ratio of Expenses to Average Net Assets                                                         1.88%(A)          1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.88%(A)          2.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.56)%(A)        (1.28)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.56)%(A)        (1.42)%(A)
Portfolio Turnover Rate                                                                           58%               31%


                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Internet Fund (Class B)                                                        June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                        $   31.65         $   10.00
                                                                                           ---------         ---------
Net Investment Income (Loss)                                                                   (0.33)(F)         (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (3.35)            22.18
                                                                                           ---------         ---------
Total from Investment Operations                                                               (3.68)            22.00
                                                                                           ---------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                               (0.10)            (0.35)
                                                                                           ---------         ---------
Total Distributions                                                                            (0.10)            (0.35)
                                                                                           ---------         ---------
Net Asset Value End of Period                                                              $   27.87         $   31.65
                                                                                           =========         =========
Total ReturnD                                                                                 (11.71)%(B)       220.09%(B)
Net Assets End of Period (in thousands)                                                    $ 180,695         $ 107,176
Ratio of Expenses to Average Net Assets                                                         2.43%(A)          2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.43%(A)          2.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (2.11)%(A)        (1.85)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.11)%(A)        (1.96)%(A)
Portfolio Turnover Rate                                                                           58%               31%


                       See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.
102
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Internet Fund (Class C)                                                        June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                        $   31.65         $   10.00
                                                                                           ---------         ---------
Net Investment Income (Loss)                                                                   (0.33)(F)         (0.17)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (3.38)            22.17
                                                                                           ---------         ---------
Total from Investment Operations                                                               (3.71)            22.00
                                                                                           ---------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                               (0.10)            (0.35)
                                                                                           ---------         ---------
Total Distributions                                                                            (0.10)            (0.35)
                                                                                           ---------         ---------
Net Asset Value End of Period                                                              $   27.84         $   31.65
                                                                                           =========         =========
Total ReturnD                                                                                 (11.80)%(B)       220.09%(B)
Net Assets End of Period (in thousands)                                                    $  61,796         $  35,448
Ratio of Expenses to Average Net Assets                                                         2.44%(A)          2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.44%(A)          2.57%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (2.12)%(A)        (1.84)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.12)%(A)        (1.96)%(A)
Portfolio Turnover Rate                                                                           58%               31%


                                                                                           (Unaudited)      For the Period
                                                                                         Six Months Ended       7/1/99
Enterprise Internet Fund (Class Y)                                                        June 30, 2000    through 12/31/99
--------------------------------------------------------------------------------------- ----------------- -----------------
Net Asset Value Beginning of Period                                                        $   31.82         $   10.00
                                                                                           ---------         ---------
Net Investment Income (Loss)                                                                   (0.18)(F)         (0.06)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (3.41)            22.23
                                                                                           ---------         ---------
Total from Investment Operations                                                               (3.59)            22.17
                                                                                           ---------         ---------
Dividends from Net Investment Income                                                              --                --
Distributions from Capital Gains                                                               (0.10)            (0.35)
                                                                                           ---------         ---------
Total Distributions                                                                            (0.10)            (0.35)
                                                                                           ---------         ---------
Net Asset Value End of Period                                                              $   28.13         $   31.82
                                                                                           =========         =========
Total Return                                                                                  (11.36)%(B)       221.79%(B)
Net Assets End of Period (in thousands)                                                    $   1,111         $   1,381
Ratio of Expenses to Average Net Assets                                                         1.40%(A)          1.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.40%(A)          1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.08)%(A)        (0.68)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.08)%(A)        (1.02)%(A)
Portfolio Turnover Rate                                                                           58%               31%


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             103
--------------------------------------------------------------------------------

                   Enterprise Global Financial Services Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                           (Unaudited)                          For the Period
                                                                         Six Months Ended  December 31, 1999      10/1/98
Enterprise Global Financial Services Fund (Class A)                       June 30, 2000        Year Ended      through 12/31/98
----------------------------------------------------------------------- -----------------  ------------------  -----------------
Net Asset Value Beginning of Period                                         $   5.58            $  6.05           $   5.00
                                                                            --------            -------           --------
Net Investment Income (Loss)                                                    0.03(F)            0.06(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                         (0.27)             (0.37)              1.04
                                                                            --------            -------           --------
Total from Investment Operations                                               (0.24)             (0.31)              1.05
                                                                            --------            -------           --------
Dividends from Net Investment Income                                              --              (0.04)                --
Distributions from Capital Gains                                               (0.02)             (0.12)                --
                                                                            --------            -------           --------
Total Distributions                                                            (0.02)             (0.16)                --
                                                                            --------            -------           --------
Net Asset Value End of Period                                               $   5.32            $  5.58           $   6.05
                                                                            ========            =======           ========
Total ReturnC                                                                  (4.39)%(B)         (5.01)%            21.00%(B)
Net Assets End of Period (in thousands)                                     $ 11,469            $ 5,179           $  1,426
Ratio of Expenses to Average Net Assets                                         1.75%(A)           1.75%              1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               2.34%(A)           2.92%              6.58%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     1.34%(A)           1.00%              0.16%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 0.75%(A)          (0.17)%            (4.68)%(A)
Portfolio Turnover Rate                                                           13%                16%                 2%


                                                                           (Unaudited)                          For the Period
                                                                         Six Months Ended  December 31, 1999       10/1/98
Enterprise Global Financial Services Fund (Class B)                       June 30, 2000        Year Ended      through 12/31/98
----------------------------------------------------------------------- -----------------   -----------------  -----------------
Net Asset Value Beginning of Period                                         $   5.55            $  6.03           $   5.00
                                                                            --------            -------           --------
Net Investment Income (Loss)                                                    0.02(F)            0.03(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                         (0.27)             (0.37)              1.02
                                                                            --------            -------           --------
Total from Investment Operations                                               (0.25)             (0.34)              1.03
                                                                            --------            -------           --------
Dividends from Net Investment Income                                              --              (0.02)                --
Distributions from Capital Gains                                               (0.02)             (0.12)                --
                                                                            --------            -------           --------
Total Distributions                                                            (0.02)             (0.14)                --
                                                                            --------            -------           --------
Net Asset Value End of Period                                               $   5.28            $  5.55           $   6.03
                                                                            ========            =======           ========
Total ReturnD                                                                  (4.60)%(B)         (5.50)%            20.60%(B)
Net Assets End of Period (in thousands)                                     $  7,025            $ 4,661           $  1,023
Ratio of Expenses to Average Net Assets                                         2.30%(A)           2.30%              2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               2.90%(A)           3.49%              7.50%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     0.62%(A)           0.44%             (0.49)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 0.02%(A)          (0.75)%            (5.69)%(A)
Portfolio Turnover Rate                                                           13%                16%                 2%



                       See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.
104
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                           (Unaudited)                          For the Period
                                                                         Six Months Ended  December 31, 1999       10/1/98
Enterprise Global Financial Services Fund (Class C)                       June 30, 2000        Year Ended      through 12/31/98
----------------------------------------------------------------------- -----------------  ------------------  -----------------
Net Asset Value Beginning of Period                                         $   5.56            $  6.03           $   5.00
                                                                            --------            -------           --------
Net Investment Income (Loss)                                                    0.03(F)            0.02(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                         (0.29)             (0.34)              1.02
                                                                            --------            -------           --------
Total from Investment Operations                                               (0.26)             (0.32)              1.03
                                                                            --------            -------           --------
Dividends from Net Investment Income                                              --              (0.03)                --
Distributions from Capital Gains                                               (0.02)             (0.12)                --
                                                                            --------            -------           --------
Total Distributions                                                            (0.02)             (0.15)                --
                                                                            --------            -------           --------
Net Asset Value End of Period                                               $   5.28            $  5.56           $   6.03
                                                                            ========            =======           ========
Total ReturnD                                                                  (4.77)%(B)         (5.31)%            20.60%(B)
Net Assets End of Period (in thousands)                                     $  1,040            $   718           $    218
Ratio of Expenses to Average Net Assets                                         2.30%(A)           2.30%              2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               2.91%(A)           3.50%              6.42%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     0.59%(A)           0.39%             (0.33)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                (0.02)%(A)         (0.81)%            (4.45)%(A)
Portfolio Turnover Rate                                                           13%                16%                 2%


                                                                           (Unaudited)                          For the Period
                                                                         Six Months Ended  December 31, 1999       10/1/98
Enterprise Global Financial Services Fund (Class Y)                       June 30, 2000        Year Ended      through 12/31/98
----------------------------------------------------------------------- -----------------  -----------------  -----------------
Net Asset Value Beginning of Period                                         $   5.59            $  6.05           $   5.00
                                                                            --------            -------           --------
Net Investment Income (Loss)                                                    0.04(F)            0.10(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                         (0.27)             (0.38)              1.04
                                                                            --------            -------           --------
Total from Investment Operations                                               (0.23)             (0.28)              1.05
                                                                            --------            -------           --------
Dividends from Net Investment Income                                              --              (0.06)                --
Distributions from Capital Gains                                               (0.02)             (0.12)                --
                                                                            --------            -------           --------
Total Distributions                                                            (0.02)             (0.18)                --
                                                                            --------            -------           --------
Net Asset Value End of Period                                               $   5.34            $  5.59           $   6.05
                                                                            ========            =======           ========
Total Return                                                                   (4.21)%(B)         (4.51)%            21.00%(B)
Net Assets End of Period (in thousands)                                     $  5,283            $ 5,477           $  5,697
Ratio of Expenses to Average Net Assets                                         1.30%(A)           1.30%              1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               1.94%(A)           2.57%              5.09%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     1.65%(A)           1.63%              0.61%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 1.02%(A)           0.36%             (3.18)%(A)
Portfolio Turnover Rate                                                           13%                16%                 2%


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             105
--------------------------------------------------------------------------------

                            Enterprise Managed Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                               (Unaudited)                         Year Ended December 31,
                                             Six Months Ended ------------------------------------------------------------------
Enterprise Managed Fund (Class A)             June 30, 2000      1999          1998          1997          1996         1995
------------------------------------------- ----------------- ------------  ------------  ------------  ------------  ----------
Net Asset Value Beginning of Period             $   9.06        $  9.26       $  9.25       $  7.97       $  6.70      $ 4.91
                                                --------        -------       -------       -------       -------      -------
Net Investment Income (Loss)                        0.03(F)        0.06(F)       0.06          0.04          0.06        0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (0.27)          0.61          0.58          1.64          1.41        1.81
                                                --------        -------       -------       -------       -------      -------
Total from Investment Operations                   (0.24)          0.67          0.64          1.68          1.47        1.85
                                                --------        -------       -------       -------       -------      -------
Dividends from Net Investment Income                  --          (0.06)        (0.05)        (0.04)        (0.06)      (0.03)
Distributions from Capital Gains                   (0.82)         (0.81)        (0.58)        (0.36)        (0.14)      (0.03)
                                                --------        --------      --------      --------      --------     -------
Total Distributions                                (0.82)         (0.87)        (0.63)        (0.40)        (0.20)      (0.06)
                                                --------        --------      --------      --------      --------     -------
Net Asset Value End of Period                   $   8.00        $  9.06       $  9.26       $  9.25       $  7.97      $ 6.70
                                                ========        ========      ========      ========      ========     =======
Total Return(C)                                    (2.86)%(B)      7.40%         7.05%        21.05%        22.08%      37.69%
Net Assets End of Period (in thousands)         $111,680       $144,519      $175,084      $156,608      $101,022     $47,839
Ratio of Expenses to Average Net Assets             1.51%(A)       1.48%         1.50%         1.49%         1.57%       1.75%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.53%(A)       1.48%         1.50%         1.49%         1.57%       1.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.74%(A)       0.60%         0.57%         0.47%         1.12%       1.09%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                     0.73%(A)       0.60%         0.57%         0.47%         1.12%       0.94%
Portfolio Turnover Rate                               13%            95%           43%           28%           33%         26%




                                                                       Year Ended December 31,
                                                            ---------------------------------------------------
                                            (Unaudited)                                                         For the Period
                                          Six Months Ended                                                          5/1/95
Enterprise Managed Fund (Class B)          June 30, 2000       1999         1998          1997         1996     through 12/31/95
----------------------------------------------------------  ------------ ------------ ------------- ----------- -----------------
Net Asset Value Beginning of Period           $   8.96        $  9.17      $  9.19       $  7.93      $ 6.68         $  5.68
                                              --------        -------      -------       -------      ------         -------
Net Investment Income (Loss)                      0.01(F)        0.00(F, G)   0.00(G)      (0.01)       0.02            0.01
Net Realized and Unrealized Gain
 (Loss) on Investments                           (0.27)         0.61          0.57          1.63        1.41            1.05
                                              --------      ---------      -------       -------      ------         -------
Total from Investment Operations                 (0.26)         0.61          0.57          1.62        1.43            1.06
                                              --------      ---------      -------       -------      ------         -------
Dividends from Net Investment Income                --          (0.01)       (0.01)           --       (0.04)          (0.03)
Distributions from Capital Gains                 (0.82)         (0.81)       (0.58)        (0.36)      (0.14)          (0.03)
                                              --------      ---------      --------      -------      -------        -------
Total Distributions                              (0.82)         (0.82)       (0.59)        (0.36)      (0.18)          (0.06)
                                              --------      ---------      --------      -------      -------        -------
Net Asset Value End of Period                 $   7.88        $  8.96      $  9.17       $  9.19      $ 7.93         $  6.68
                                              ========       ========      ========      =======      =======        =======
Total Return(D)                                  (3.13)%(B)      6.75%        6.31%        20.45%      21.50%          18.38%(B)
Net Assets End of Period (in thousands)       $116,564       $149,098     $161,552      $110,213     $57,037         $16,792
Ratio of Expenses to Average Net Assets           2.06%(A)       2.03%        2.05%         2.04%       2.13%           2.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        2.08%(A)       2.03%        2.05%         2.04%       2.13%           2.45%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                            0.20%(A)       0.04%        0.02%        (0.09)%      0.52%           0.31%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Reimbursement)                                   0.18%(A)       0.04%        0.02%        (0.09)%      0.52%           0.14%(A)
Portfolio Turnover Rate                             13%            95%          43%           28%         33%             26%(A)



                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
106
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                       (Unaudited)    Year Ended December 31,    For the Period
                                                                     Six Months Ended ------------------------       5/1/97
Enterprise Managed Fund (Class C)                                     June 30, 2000      1999        1998     through 12/31/97
------------------------------------------------------------------- ----------------- ---------   ----------- -----------------
Net Asset Value Beginning of Period                                     $   8.96       $ 9.09       $  9.21        $   8.24
                                                                        --------       ------       -------        --------
Net Investment Income (Loss)                                                0.01(F)      0.00(F, G)   (0.01)             --
Net Realized and Unrealized Gain (Loss) on Investments                     (0.27)        0.68          0.49            1.38
                                                                        --------      -------       -------        --------
Total from Investment Operations                                           (0.26)        0.68          0.48            1.38
                                                                        --------      -------       -------        --------
Dividends from Net Investment Income                                          --           --         (0.02)          (0.05)
Distributions from Capital Gains                                           (0.82)       (0.81)        (0.58)          (0.36)
                                                                        --------      -------       -------        --------
Total Distributions                                                        (0.82)       (0.81)        (0.60)          (0.41)
                                                                        --------      -------       -------        --------
Net Asset Value End of Period                                           $   7.88       $ 8.96       $  9.09        $   9.21
                                                                        ========      =======       =======        ========
Total Return(D)                                                            (3.13)%(B)    7.64%         5.36%          16.74%(B)
Net Assets End of Period (in thousands)                                 $  7,820       $9,957       $11,654        $  3,614
Ratio of Expenses to Average Net Assets                                     2.06%(A)     2.03%         2.05%           2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.08%(A)     2.03%         2.05%           2.06%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 0.20%(A)     0.05%         0.02%          (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  0.18%(A)     0.05%         0.02%          (0.18)%(A)
Portfolio Turnover Rate                                                       13%          95%           43%             28%(A)




                                                     (Unaudited)                Year Ended December 31,
                                                   Six Months Ended -----------------------------------------------
Enterprise Managed Fund (Class Y)                   June 30, 2000      1999        1998        1997        1996
------------------------------------------------- ----------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                  $    9.05       $  9.25     $  9.27     $  7.98     $  6.70
                                                     ---------       -------     -------     -------     -------
Net Investment Income (Loss)                           0.05F            0.10(F)     0.10        0.08        0.09
Net Realized and Unrealized Gain (Loss) on
 Investments                                             (0.28)         0.62        0.55        1.64        1.42
                                                     ---------        ------      ------      ------      ------
Total from Investment Operations                         (0.23)         0.72        0.65        1.72        1.51
                                                     ---------        ------      ------      ------      ------
Dividends from Net Investment Income                        --         (0.11)      (0.09)      (0.07)      (0.09)
Distributions from Capital Gains                         (0.82)        (0.81)      (0.58)      (0.36)      (0.14)
                                                     ---------       -------     -------     -------     -------
Total Distributions                                      (0.82)        (0.92)      (0.67)      (0.43)      (0.23)
                                                     ---------       -------     -------     -------     -------
Net Asset Value End of Period                        $    8.00       $ 9.05      $ 9.25      $ 9.27      $ 7.98
                                                     =========       =======     =======     =======     =======
Total Return                                             (2.75)%(B)     7.94%       7.20%      21.60%      22.63%
Net Assets End of Period (in thousands)              $  60,529       $81,090     $89,084     $80,879     $57,794
Ratio of Expenses to Average Net Assets                   1.06%(A)      1.03%       1.05%       1.04%       1.12%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.07%(A)      1.03%       1.05%       1.04%       1.12%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               1.20%(A)      1.04%       1.01%       0.92%       1.57%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     1.18%(A)      1.04%       1.01%       0.92%       1.57%
Portfolio Turnover Rate                                     13%           95%         43%         28%         33%



                                                   For the Period
                                                      7/5/95
Enterprise Managed Fund (Class Y)                  through 12/31/95
------------------------------------------------- -----------------
Net Asset Value Beginning of Period                    $  6.17
                                                       -------
Net Investment Income (Loss)                              0.03
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.57
                                                       -------
Total from Investment Operations                          0.60
                                                       -------
Dividends from Net Investment Income                     (0.04)
Distributions from Capital Gains                         (0.03)
                                                       -------
Total Distributions                                      (0.07)
                                                       -------
Net Asset Value End of Period                          $  6.70
                                                       =======
Total Return                                              9.80%(B)
Net Assets End of Period (in thousands)                $26,664
Ratio of Expenses to Average Net Assets                   1.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.41%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               1.39%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     1.28%(A)
Portfolio Turnover Rate                                     26%(A)



                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             107
--------------------------------------------------------------------------------

                           Enterprise Balanced Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)     For the Period
                                                                                         Six Months Ended  7/1/99 through
Enterprise Balanced Fund (Class A)                                                        June 30, 2000       12/31/99
--------------------------------------------------------------------------------------- ----------------- ---------------
Net Asset Value Beginning of Period                                                         $   5.35         $   5.00
                                                                                            --------         --------
Net Investment Income (Loss)                                                                    0.04(F)          0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.05)            0.34
                                                                                            --------         --------
Total from Investment Operations                                                               (0.01)            0.37
                                                                                            --------         --------
Dividends from Net Investment Income                                                           (0.02)           (0.02)
Distributions from Capital Gains                                                               (0.05)              --
                                                                                            --------         --------
Total Distributions                                                                            (0.07)           (0.02)
                                                                                            --------         --------
Net Asset Value End of Period                                                               $   5.27         $   5.35
                                                                                            ========         ========
Total Return(C)                                                                                (0.23)%(B)        7.53%(B)
Net Assets End of Period (in thousands)                                                     $  6,062         $  4,946
Ratio of Expenses to Average Net Assets                                                         1.40%(A)         1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.61%(A)         4.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     1.48%(A)         1.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           0.27%(A)        (2.05)%(A)
Portfolio Turnover Rate                                                                           26%              20%


                                                                                           (Unaudited)     For the Period
                                                                                         Six Months Ended  7/1/99 through
Enterprise Balanced Fund (Class B)                                                        June 30, 2000       12/31/99
--------------------------------------------------------------------------------------- ----------------- ---------------
Net Asset Value Beginning of Period                                                         $   5.35         $   5.00
                                                                                            --------         --------
Net Investment Income (Loss)                                                                    0.02(F)          0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.06)            0.35
                                                                                            --------         --------
Total from Investment Operations                                                               (0.04)            0.37
                                                                                            --------         --------
Dividends from Net Investment Income                                                           (0.01)           (0.02)
Distributions from Capital Gains                                                               (0.05)              --
                                                                                            --------         --------
Total Distributions                                                                            (0.06)           (0.02)
                                                                                            --------         --------
Net Asset Value End of Period                                                               $   5.25         $   5.35
                                                                                            ========         ========
Total Return(D)                                                                                (0.73)%(B)        7.36%(B)
Net Assets End of Period (in thousands)                                                     $  5,591         $  4,409
Ratio of Expenses to Average Net Assets                                                         1.95%(A)         1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.15%(A)         4.87%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.93%(A)         0.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (0.26)%(A)       (2.12)%(A
Portfolio Turnover Rate                                                                           26%              20%)


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
108
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)     For the Period
                                                                                         Six Months Ended  7/1/99 through
Enterprise Balanced Fund (Class C)                                                        June 30, 2000       12/31/99
--------------------------------------------------------------------------------------- ----------------- ---------------
Net Asset Value Beginning of Period                                                         $   5.35         $   5.00
                                                                                            --------         --------
Net Investment Income (Loss)                                                                    0.02(F)          0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.05)            0.34
                                                                                            --------         --------
Total from Investment Operations                                                               (0.03)            0.36
                                                                                            --------         --------
Dividends from Net Investment Income                                                           (0.01)           (0.01)
Distributions from Capital Gains                                                               (0.05)              --
                                                                                            --------         --------
Total Distributions                                                                            (0.06)           (0.01)
                                                                                            --------         --------
Net Asset Value End of Period                                                               $   5.26         $   5.35
                                                                                            ========         ========
Total Return(D)                                                                                (0.52)%(B)        7.32%(B)
Net Assets End of Period (in thousands)                                                     $  1,166         $    701
Ratio of Expenses to Average Net Assets                                                         1.95%(A)         1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.11%(A)         5.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.94%(A)         0.78%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (0.22)%(A)       (2.60)%(A)
Portfolio Turnover Rate                                                                           26%              20%


                                                                                           (Unaudited)     For the Period
                                                                                         Six Months Ended  7/1/99 through
Enterprise Balanced Fund (Class Y)                                                        June 30, 2000       12/31/99
--------------------------------------------------------------------------------------- ----------------- ---------------
Net Asset Value Beginning of Period                                                         $   5.36         $   5.00
                                                                                            --------         --------
Net Investment Income (Loss)                                                                    0.05(F)          0.05(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.06)            0.34
                                                                                            --------         --------
Total from Investment Operations                                                               (0.01)            0.39
                                                                                            --------         --------
Dividends from Net Investment Income                                                           (0.02)           (0.03)
Distributions from Capital Gains                                                               (0.05)              --
                                                                                            --------         --------
Total Distributions                                                                            (0.07)           (0.03)
                                                                                            --------         --------
Net Asset Value End of Period                                                               $   5.28         $   5.36
                                                                                            ========         ========
Total Return                                                                                   (0.12)%(B)        7.91%(B)
Net Assets End of Period (in thousands)                                                     $    107         $    109
Ratio of Expenses to Average Net Assets                                                         0.95%(A)         0.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.15%(A)         6.06%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     1.92%(A)         1.74%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           0.71%(A)        (3.36)%(A)
Portfolio Turnover Rate                                                                           26%              20%

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             109
--------------------------------------------------------------------------------

                        Enterprise High-Yield Bond Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                       (Unaudited)                      Year Ended December 31,
                                                     Six Months Ended -----------------------------------------------------------
Enterprise High-Yield Bond Fund (Class A)             June 30, 2000      1999        1998        1997        1996        1995
--------------------------------------------------- -----------------  ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                     $  10.99        $ 11.53     $ 12.35     $ 11.84     $ 11.39     $ 10.72
                                                        --------        -------     -------     -------     -------     -------
Net Investment Income (Loss)                                0.47(F)         0.94(F)    0.94        0.99        0.94        0.99
Net Realized and Unrealized Gain (Loss) on
 Investments                                               (0.56)         (0.53)      (0.66)       0.51        0.45        0.67
                                                        --------        -------     -------     -------     -------     -------
Total from Investment Operations                           (0.09)          0.41        0.28        1.50        1.39        1.66
                                                        --------        -------     -------     -------     -------     -------
Dividends from Net Investment Income                       (0.47)         (0.94)      (0.94)      (0.99)      (0.94)      (0.99)
Distributions from Capital Gains                              --          (0.01)      (0.16)         --          --          --
                                                        --------        -------     -------     -------     -------     -------
Total Distributions                                        (0.47)         (0.95)      (1.10)      (0.99)      (0.94)      (0.99)
                                                        --------        -------     -------     -------     -------     -------
Net Asset Value End of Period                           $  10.43        $ 10.99     $ 11.53     $ 12.35     $ 11.84     $ 11.39
                                                        ========        =======     =======     =======     =======     =======
Total Return(C)                                            (0.78)%(B)      3.64%       2.29%      13.18%      12.78%      16.00%
Net Assets End of Period (in thousands)                 $ 57,568        $64,038     $72,637     $66,422     $54,129     $52,182
Ratio of Expenses to Average Net Assets                     1.30%(A)       1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.44%(A)       1.41%       1.44%       1.47%       1.50%       1.52%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 8.90%(A)       8.30%       7.72%       8.20%       8.21%       8.80%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       8.76%(A)       8.18%       7.58%       8.03%       8.01%       8.58%
Portfolio Turnover Rate                                       35%            84%        114%        175%        180%         89%




                                                                            Year Ended December 31,
                                                                 -----------------------------------------------
                                               (Unaudited)                                                   For the Period
                                             Six Months Ended                                                     5/1/95
Enterprise High-Yield Bond Fund (Class B)     June 30, 2000     1999        1998        1997        1996     through 12/31/95
------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period             $  10.99        $ 11.52     $ 12.35     $ 11.84    $ 11.39         $ 11.11
                                                --------        -------     -------     -------    -------         -------
Net Investment Income (Loss)                        0.44(F)        0.88(F)     0.87        0.77       0.88            0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (0.56)         (0.52)      (0.67)      0.51        0.45            0.28
                                                --------        -------     -------     -------    -------         -------
Total from Investment Operations                   (0.12)         0.36        0.20        1.28        1.33            0.89
                                                --------        -------     -------     -------    -------         -------
Dividends from Net Investment Income               (0.44)         (0.88)      (0.87)      (0.77)     (0.88)          (0.61)
Distributions from Capital Gains                      --          (0.01)      (0.16)         --          --             --
                                                --------        -------     -------     -------    --------        -------
Total Distributions                                (0.44)         (0.89)      (1.03)      (0.77)     (0.88)          (0.61)
                                                --------        -------     -------     -------    --------        -------
Net Asset Value End of Period                   $  10.43        $ 10.99     $ 11.52     $ 12.35    $ 11.84         $ 11.39
                                                ========        =======     =======     =======    ========        =======
Total Return(D)                                    (1.05)%(B)      3.18%       1.64%      12.59%      12.16%          8.12%(B)
Net Assets End of Period (in thousands)         $ 33,068        $36,673     $35,495     $19,898    $  7,892        $ 2,951
Ratio of Expenses to Average Net Assets             1.85%(A)       1.85%       1.85%       1.85%       1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.99%(A)       1.96%       1.99%       2.02%       2.05%          2.09%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 8.35%(A)       7.75%       7.20%       7.51%       7.74%          7.84%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                     8.22%(A)       7.64%       7.06%       7.35%       7.55%          7.68%(A)
Portfolio Turnover Rate                               35%            84%        114%        175%        180%            89%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
110
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                       (Unaudited)    Year Ended December 31,   For the Period
                                                                     Six Months Ended -----------------------       5/1/97
Enterprise High-Yield Bond Fund (Class C)                             June 30, 2000     1999        1998     through 12/31/97
------------------------------------------------------------------- ----------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                     $  10.99       $ 11.53     $ 12.35         $ 11.71
                                                                        --------       -------     -------         -------
Net Investment Income (Loss)                                                0.44(F)        0.88(F)    0.87            0.61
Net Realized and Unrealized Gain (Loss) on Investments                     (0.56)        (0.53)      (0.66)          0.64
                                                                        --------       --------    --------        -------
Total from Investment Operations                                           (0.12)         0.35        0.21            1.25
                                                                        --------       --------    --------        -------
Dividends from Net Investment Income                                       (0.44)         (0.88)     (0.87)         (0.61)
Distributions from Capital Gains                                              --          (0.01)     (0.16)            --
                                                                        --------       --------    --------        -------
Total Distributions                                                        (0.44)         (0.89)     (1.03)         (0.61)
                                                                        --------       --------    --------        -------
Net Asset Value End of Period                                           $  10.43       $  10.99    $ 11.53         $ 12.35
                                                                        ========       ========    ========        =======
Total Return(D)                                                            (1.05)%(B)      3.09%      1.72%          10.87%(B)
Net Assets End of Period (in thousands)                                 $  7,326       $  6,841    $ 5,392         $ 1,463
Ratio of Expenses to Average Net Assets                                     1.85%(A)       1.85%      1.85%           1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.99%(A)       1.96%      1.99%           2.01%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 8.37%(A)       7.73%      7.27%           6.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  8.23%(A)       7.62%      7.13%           6.68%(A)
Portfolio Turnover Rate                                                       35%            84%       114%            175%(A)




                                                                       (Unaudited)    Year Ended December 31,   For the Period
                                                                     Six Months Ended -----------------------      7/25/97
Enterprise High-Yield Bond Fund (Class Y)                             June 30, 2000      1999        1998     through 12/31/97
------------------------------------------------------------------- ----------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                     $  10.99       $  11.51    $ 12.35         $ 12.17
                                                                        --------       -------     -------         -------
Net Investment Income (Loss)                                                0.50(F)        0.99(F)    0.99            0.67
Net Realized and Unrealized Gain (Loss) on Investments                     (0.56)         (0.51)     (0.68)           0.18
                                                                        --------       --------    --------        -------
Total from Investment Operations                                           (0.06)          0.48       0.31            0.85
                                                                        --------       --------    --------        -------
Dividends from Net Investment Income                                       (0.50)         (0.99)     (0.99)          (0.67)
Distributions from Capital Gains                                              --          (0.01)     (0.16)             --
                                                                        --------       --------    --------        -------
Total Distributions                                                        (0.50)         (1.00)     (1.15)          (0.67)
                                                                        --------       --------    --------        -------
Net Asset Value End of Period                                           $  10.43       $  10.99    $ 11.51         $ 12.35
                                                                        ========       ========    ========        =======
Total Return                                                               (0.56)%(B)      4.30%      2.49%           5.24%(B)
Net Assets End of Period (in thousands)                                 $  1,156       $  1,179    $ 2,032         $   809
Ratio of Expenses to Average Net Assets                                     0.85%(A)       0.85%      0.85%           0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           0.99%(A)       0.96%      1.00%           1.02%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 9.37%(A)       8.73%      8.30%           8.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  9.24%(A)       8.62%      8.16%           8.09%(A)
Portfolio Turnover Rate                                                       35%            84%       114%            175%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             111
--------------------------------------------------------------------------------

                     Enterprise Government Securities Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                            (Unaudited)
                                                         Six Months Ended
Enterprise Government Securities Fund (Class A)            June 30, 2000
-------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                           $ 11.57
                                                              -------
Net Investment Income (Loss)                                     0.33(F)
Net Realized and Unrealized Gain (Loss) on Investments           0.03
                                                              -------
Total from Investment Operations                                 0.36
                                                              -------
Dividends from Net Investment Income                            (0.33)
Distributions from Capital Gains                                   --
                                                              -------
Total Distributions                                             (0.33)
                                                              -------
Net Asset Value End of Period                                 $ 11.60
                                                              =======
Total Return(C)                                                  3.17%(B)
Net Assets End of Period (in thousands)                       $70,160
Ratio of Expenses to Average Net Assets                          1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                  1.41%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          5.75%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                                5.64%(A)
Portfolio Turnover Rate                                             7%



                                                                           Year Ended December 31,
                                                         -----------------------------------------------------------
Enterprise Government Securities Fund (Class A)              1999        1998        1997        1996        1995
-------------------------------------------------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                        $ 12.15     $ 12.03     $ 11.80     $ 11.83     $ 10.62
                                                           -------     -------     -------     -------     -------
Net Investment Income (Loss)                                  0.65(F)     0.68        0.73        0.74        0.76
Net Realized and Unrealized Gain (Loss) on Investments       (0.58)       0.12        0.23       (0.03)       1.21
                                                           -------     -------     -------     -------     -------
Total from Investment Operations                              0.07        0.80        0.96        0.71        1.97
                                                           -------     -------     -------     -------     -------
Dividends from Net Investment Income                         (0.65)      (0.68)      (0.73)      (0.74)      (0.76)
Distributions from Capital Gains                                --          --          --          --          --
                                                           -------     -------     -------     -------     -------
Total Distributions                                          (0.65)      (0.68)      (0.73)      (0.74)      (0.76)
                                                           -------     -------     -------     -------     -------
Net Asset Value End of Period                              $ 11.57     $ 12.15     $ 12.03     $ 11.80     $ 11.83
                                                           =======     =======     =======     =======     =======
Total Return(C)                                               0.58%       6.82%       8.39%       6.29%      19.00%
Net Assets End of Period (in thousands)                    $73,706     $71,609     $68,639     $73,693     $86,224
Ratio of Expenses to Average Net Assets                       1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               1.39%       1.38%       1.46%       1.42%       1.44%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                       5.46%       5.61%       6.16%       6.35%       6.66%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                             5.37%       5.53%       6.00%       6.23%       6.52%
Portfolio Turnover Rate                                         11%          8%         10%          0%          0%




                                                       (Unaudited)                Year Ended December 31,
                                                    Six Months Ended  -----------------------------------------------
Enterprise Government Securities Fund (Class B)       June 30, 2000      1999        1998        1997        1996
--------------------------------------------------- ----------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                      $ 11.57        $ 12.14     $ 12.02     $ 11.79    $ 11.83
                                                         -------        -------     -------     -------    -------
Net Investment Income (Loss)                                0.30(F)        0.58(F)     0.61        0.66       0.68
Net Realized and Unrealized Gain (Loss) on
 Investments                                                0.03          (0.57)       0.12        0.23      (0.04)
                                                         -------        -------     -------     -------    --------
Total from Investment Operations                            0.33           0.01        0.73        0.89       0.64
                                                         -------        -------     -------     -------    --------
Dividends from Net Investment Income                       (0.30)         (0.58)      (0.61)      (0.66)     (0.68)
Distributions from Capital Gains                              --             --          --          --         --
                                                         -------        -------     -------     -------    --------
Total Distributions                                        (0.30)         (0.58)      (0.61)      (0.66)     (0.68)
                                                         -------        -------     -------     -------    --------
Net Asset Value End of Period                            $ 11.60        $ 11.57     $ 12.14     $ 12.02    $ 11.79
                                                         =======        =======     =======     =======    ========
Total Return(D)                                             2.89%(B)       0.12%       6.24%       7.81%      5.61%
Net Assets End of Period (in thousands)                  $34,837        $36,876     $27,134     $12,285    $ 5,683
Ratio of Expenses to Average Net Assets                     1.85%(A)       1.85%       1.85%       1.85%      1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.96%(A)       1.95%       1.93%       2.01%      1.96%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 5.21%(A)       4.92%       5.00%       5.55%      5.79%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       5.10%(A)       4.82%       4.91%       5.39%      5.68%
Portfolio Turnover Rate                                        7%            11%          8%         10%         0%



                                                      For the Period
                                                         5/1/95
Enterprise Government Securities Fund (Class B)      through 12/31/95
--------------------------------------------------- -----------------
Net Asset Value Beginning of Period                     $  11.12
                                                        --------
Net Investment Income (Loss)                                0.44
Net Realized and Unrealized Gain (Loss) on
 Investments                                                0.71
                                                        --------
Total from Investment Operations                            1.15
                                                        --------
Dividends from Net Investment Income                       (0.44)
Distributions from Capital Gains                              --
                                                        --------
Total Distributions                                        (0.44)
                                                        --------
Net Asset Value End of Period                           $  11.83
                                                        ========
Total Return(D)                                            10.47%(B)
Net Assets End of Period (in thousands)                 $  2,124
Ratio of Expenses to Average Net Assets                     1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.91%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 5.64%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       5.58%(A)
Portfolio Turnover Rate                                        0%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
112
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                  (Unaudited)   Year Ended December 31,   For the Period
                                                              Six Months Ended  -----------------------       5/1/97
Enterprise Government Securities Fund (Class C)                 June 30, 2000      1999        1998     through 12/31/97
------------------------------------------------------------- ----------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                $ 11.57       $ 12.14     $ 12.03         $ 11.63
                                                                   -------       -------     -------         -------
Net Investment Income (Loss)                                          0.30(F)       0.58(F)     0.62            0.46
Net Realized and Unrealized Gain (Loss) on Investments                0.03         (0.57)       0.11            0.40
                                                                   -------       --------    -------         -------
Total from Investment Operations                                      0.33          0.01        0.73            0.86
                                                                   -------       --------    -------         -------
Dividends from Net Investment Income                                 (0.30)        (0.58)      (0.62)          (0.46)
Distributions from Capital Gains                                        --            --          --              --
                                                                   -------       --------    --------        -------
Total Distributions                                                  (0.30)        (0.58)      (0.62)          (0.46)
                                                                   -------       --------    --------        -------
Net Asset Value End of Period                                      $ 11.60       $ 11.57     $ 12.14         $ 12.03
                                                                   =======       ========    ========        =======
Total Return(D)                                                       2.89%(B)      0.12%       6.15%           7.49%(B)
Net Assets End of Period (in thousands)                            $ 6,760       $ 5,516    $  3,089         $   498
Ratio of Expenses to Average Net Assets                               1.85%(A)      1.85%       1.85%           1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.96%(A)      1.95%       1.94%           2.03%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets           5.18%(A)      4.92%       4.97%           5.39%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            5.07%(A)      4.82%       4.88%           5.21%(A)
Portfolio Turnover Rate                                                  7%           11%          8%             10%(A)




                                                                 (Unaudited)    Year Ended December 31,   For the Period
                                                              Six Months Ended  -----------------------      7/17/97
Enterprise Government Securities Fund (Class Y)                 June 30, 2000      1999        1998     through 12/31/97
------------------------------------------------------------- ----------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                $ 11.56       $ 12.14     $ 12.02         $ 11.87
                                                                   -------       -------     -------         -------
Net Investment Income (Loss)                                          0.36(F)       0.70(F)     0.74            0.35
Net Realized and Unrealized Gain (Loss) on Investments                0.04         (0.58)       0.12            0.15
                                                                   -------       --------    -------         -------
Total from Investment Operations                                      0.40          0.12        0.86            0.50
                                                                   -------       --------    -------         -------
Dividends from Net Investment Income                                 (0.36)        (0.70)      (0.74)          (0.35)
Distributions from Capital Gains                                        --            --          --              --
                                                                   -------       --------    --------        -------
Total Distributions                                                  (0.36)        (0.70)      (0.74)          (0.35)
                                                                   -------       --------    --------        -------
Net Asset Value End of Period                                      $ 11.60       $ 11.56     $ 12.14         $ 12.02
                                                                   =======       ========    ========        =======
Total Return                                                          3.49%(B)      1.04%       7.30%           4.02%(B)
Net Assets End of Period (in thousands)                            $ 7,079       $ 6,212     $ 7,281         $ 7,569
Ratio of Expenses to Average Net Assets                               0.85%(A)      0.85%       0.85%           0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       0.96%(A)      0.94%       0.93%           1.02%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets           6.22%(A)      5.92%       6.06%           6.40%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            6.11%(A)      5.83%       5.98%           6.23%(A)
Portfolio Turnover Rate                                                  7%           11%          8%             10%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             113
--------------------------------------------------------------------------------

                       Enterprise Tax-Exempt Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                       (Unaudited)                      Year Ended December 31,
                                                     Six Months Ended -----------------------------------------------------------
Enterprise Tax-Exempt Income Fund (Class A)           June 30, 2000       1999        1998        1997        1996        1995
--------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                      $ 12.82        $ 13.84     $ 13.95     $ 13.83     $ 13.99     $ 12.80
                                                         -------        -------     -------     -------     -------     -------
Net Investment Income (Loss)                                0.28(F)        0.54(F)     0.60        0.63        0.64        0.65
Net Realized and Unrealized Gain (Loss) on
 Investments                                                0.19          (0.92)       0.20        0.31       (0.16)       1.21
                                                         -------        -------     -------     -------     -------     -------
Total from Investment Operations                            0.47          (0.38)       0.80        0.94        0.48        1.86
                                                         -------        -------     -------     -------     -------     -------
Dividends from Net Investment Income                       (0.28)         (0.54)      (0.60)      (0.63)      (0.64)      (0.65)
Distributions from Capital Gains                              --          (0.10)      (0.31)      (0.19)         --       (0.02)
                                                         -------        -------     -------     -------     -------     -------
Total Distributions                                        (0.28)         (0.64)      (0.91)      (0.82)      (0.64)      (0.67)
                                                         -------        -------     -------     -------     -------     -------
Net Asset Value End of Period                            $ 13.01        $ 12.82     $ 13.84     $ 13.95     $ 13.83     $ 13.99
                                                         =======        =======     =======     =======     =======     =======
Total Return(C)                                             3.68%(B)      (2.76)%      5.92%       6.96%       3.53%      14.85%
Net Assets End of Period (in thousands)                  $20,263        $21,703     $23,710     $23,695     $28,478     $33,626
Ratio of Expenses to Average Net Assets                     1.10%(A)       1.10%       1.10%       1.22%       1.25%       1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.39%(A)       1.44%       1.40%       1.60%       1.41%       1.42%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 4.32%(A)       4.05%       4.30%       4.50%       4.64%       4.82%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       4.03%A         3.71%       4.00%       4.12%       4.48%       4.65%
Portfolio Turnover Rate                                        4%           110%        100%          1%          1%          1%




                                                     (Unaudited)                Year Ended December 31,
                                                   Six Months Ended -----------------------------------------------
Enterprise Tax-Exempt Income Fund (Class B)         June 30, 2000     1999        1998        1997        1996
------------------------------------------------- ----------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                   $  12.82       $  13.84    $ 13.95     $ 13.83     $ 13.99
                                                      --------       --------    -------     -------     -------
Net Investment Income (Loss)                              0.24(F)        0.47(F)    0.53        0.55        0.56
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.19          (0.92)      0.20        0.31       (0.16)
                                                      --------       --------    -------     -------     --------
Total from Investment Operations                          0.43          (0.45)      0.73        0.86        0.40
                                                      --------       --------    -------     -------     --------
Dividends from Net Investment Income                     (0.24)         (0.47)     (0.53)      (0.55)     (0.56)
Distributions from Capital Gains                            --          (0.10)     (0.31)      (0.19)         --
                                                      --------       --------    --------    --------    --------
Total Distributions                                      (0.24)         (0.57)     (0.84)      (0.74)      (0.56)
                                                      --------       --------    --------    --------    --------
Net Asset Value End of Period                         $  13.01       $  12.82    $ 13.84     $ 13.95     $ 13.83
                                                      ========       ========    ========    ========    ========
Total Return(D)                                           3.40%(B)      (3.29)%     5.33%       6.36%       2.96%
Net Assets End of Period (in thousands)               $  5,437       $  5,640    $ 4,451     $ 2,883    $  2,037
Ratio of Expenses to Average Net Assets                   1.65%(A)       1.65%      1.65%       1.76%       1.80%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.94%(A)       1.99%      1.96%       2.16%       1.96%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               3.77%(A)       3.51%      3.71%       3.94%       4.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     3.48%(A)       3.16%      3.41%       3.54%       3.92%
Portfolio Turnover Rate                                      4%           110%       100%          1%          1%



                                                   For the Period
                                                      5/1/95
Enterprise Tax-Exempt Income Fund (Class B)        through 12/31/95
------------------------------------------------- -----------------
Net Asset Value Beginning of Period                   $  13.44
                                                      --------
Net Investment Income (Loss)                              0.38
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.57
                                                      --------
Total from Investment Operations                          0.95
                                                      --------
Dividends from Net Investment Income                     (0.38)
Distributions from Capital Gains                         (0.02)
                                                      --------
Total Distributions                                      (0.40)
                                                      --------
Net Asset Value End of Period                         $  13.99
                                                      ========
Total Return(D)                                           7.18%(B)
Net Assets End of Period (in thousands)               $    912
Ratio of Expenses to Average Net Assets                   1.80%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.98%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               4.08%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     3.94%(A)
Portfolio Turnover Rate                                      1%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
114
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                       (Unaudited)    Year Ended December 31,   For the Period
                                                                     Six Months Ended -----------------------       5/1/97
Enterprise Tax-Exempt Income Fund (Class C)                           June 30, 2000      1999        1998     through 12/31/97
------------------------------------------------------------------- ----------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                      $ 12.82        $ 13.84    $ 13.95         $ 13.68
                                                                         -------        -------    -------         -------
Net Investment Income (Loss)                                                0.24(F)        0.47(F)    0.53            0.36
Net Realized and Unrealized Gain (Loss) on Investments                      0.19         (0.92)       0.20            0.46
                                                                         -------        -------    -------         -------
Total from Investment Operations                                            0.43          (0.45)      0.73            0.82
                                                                         -------        -------    -------         -------
Dividends from Net Investment Income                                       (0.24)         (0.47)     (0.53)          (0.36)
Distributions from Capital Gains                                              --          (0.10)     (0.31)          (0.19)
                                                                         -------        -------    --------        -------
Total Distributions                                                        (0.24)         (0.57)     (0.84)          (0.55)
                                                                         -------        -------    --------        -------
Net Asset Value End of Period                                            $ 13.01        $ 12.82    $ 13.84         $ 13.95
                                                                         =======        =======    ========        =======
Total Return(D)                                                             3.32%(B)      (3.23)%     5.34%           6.14%(B)
Net Assets End of Period (in thousands)                                  $ 1,173        $ 1,706    $   777         $   184
Ratio of Expenses to Average Net Assets                                     1.65%(A)       1.65%      1.65%           1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.95%(A)       1.97%      1.93%           2.34%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 3.77%(A)       3.54%      3.71%           3.99%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  3.47%(A)       3.22%      3.43%           3.32%(A)
Portfolio Turnover Rate                                                        4%           110%       100%              1%(A)


                                                                           (Unaudited)                          For the Period
                                                                         Six Months Ended  December 31, 1999      11/17/98
Enterprise Tax-Exempt Income Fund (Class Y)                               June 30, 2000        Year Ended      through 12/31/98
----------------------------------------------------------------------- -----------------  -----------------  -----------------
Net Asset Value Beginning of Period                                          $ 12.82            $ 13.84            $ 14.12
                                                                             -------            -------            -------
Net Investment Income (Loss)                                                    0.31(F)            0.61(F)            0.07
Net Realized and Unrealized Gain (Loss) on Investments                          0.19              (0.92)              0.03
                                                                             -------            -------            -------
Total from Investment Operations                                                0.50              (0.31)              0.10
                                                                             -------            -------            -------
Dividends from Net Investment Income                                           (0.31)             (0.61)             (0.07)
Distributions from Capital Gains                                                  --              (0.10)             (0.31)
                                                                             -------            -------            -------
Total Distributions                                                            (0.31)             (0.71)             (0.38)
                                                                             -------            -------            -------
Net Asset Value End of Period                                                $ 13.01            $ 12.82            $ 13.84
                                                                             =======            =======            =======
Total Return                                                                    3.91%(B)          (2.32)%             0.75%(B)
Net Assets End of Period (in thousands)                                      $    46            $    61            $    65
Ratio of Expenses to Average Net Assets                                         0.65%(A)           0.65%              0.65%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               0.94%(A)           0.99%              0.95%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     4.77%(A)           4.51%              4.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 4.48%(A)           4.18%              4.45%(A)
Portfolio Turnover Rate                                                            4%               110%               100%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             115
--------------------------------------------------------------------------------

                         Enterprise Money Market Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                     (Unaudited)                  For the Year Ended December 31,
                                                   Six Months Ended ------------------------------------------------------------
Enterprise Money Market Fund (Class A)              June 30, 2000       1999         1998         1997        1996       1995
------------------------------------------------- ----------------- ------------ ------------ ----------- ----------- ----------
Net Asset Value Beginning of Period                   $   1.00       $   1.00      $  1.00      $ 1.00     $  1.00    $  1.00
                                                      --------       --------      -------      ------     -------     ------
Net Investment Income (Loss)                              0.03(F)        0.05(F)      0.05        0.05        0.04       0.05
                                                      --------       --------      -------      ------     -------     ------
Total from Investment Operations                          0.03           0.05         0.05        0.05        0.04       0.05
                                                      --------       --------      -------      ------     -------     ------
Dividends from Net Investment Income                     (0.03)         (0.05)       (0.05)      (0.05)      (0.04)     (0.05)
                                                      --------       --------     --------     -------     -------    -------
Total Distributions                                      (0.03)         (0.05)       (0.05)      (0.05)      (0.04)     (0.05)
                                                      --------       --------     --------     -------     -------    -------
Net Asset Value End of Period                         $   1.00       $   1.00     $   1.00      $ 1.00     $  1.00    $  1.00
                                                      ========       ========     ========     =======     =======    =======
Total Return                                              2.81%(B)       4.80%        5.04%       4.69%       4.51%      5.05%
Net Assets End of Period (in thousands)               $199,184       $204,403     $140,490     $68,466     $59,074    $40,325
Ratio of Expenses to Average Net Assets                   0.61%(A)       0.59%        0.64%       1.00%       1.00%      1.00%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                0.61%(A)       0.59%        0.64%       1.24%       1.18%      1.35%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               5.59%(A)       4.74%        4.91%       4.59%       4.42%      4.92%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     5.59%(A)       4.74%        4.91%       4.35%       4.24%      4.57%




                                                                        Year Ended December 31,
                                                           ------------------------------------------------
                                               (Unaudited)                                                       For the Period
                                             Six Months Ended                                                        5/1/95
Enterprise Money Market Fund (Class B)        June 30, 2000      1999         1998        1997        1996      through 12/31/95
-----------------------------------------   ----------------- -----------  -----------  ----------  ----------  -----------------
Net Asset Value Beginning of Period            $  1.00       $ 1.00       $  1.00     $  1.00     $  1.00          $  1.00
                                               -------       -------      -------     -------     -------          -------
Net Investment Income (Loss)                      0.03(F)       0.05(F)      0.05        0.04        0.04             0.03
                                               -------       -------      -------     -------     -------          -------
Total from Investment Operations                  0.03          0.05         0.05        0.04        0.04             0.03
                                               -------       -------      -------     -------     -------          -------
Dividends from Net Investment Income             (0.03)        (0.05)       (0.05)      (0.04)      (0.04)           (0.03)
                                               -------       -------      -------     -------     -------          -------
Total Distributions                              (0.03)        (0.05)       (0.05)      (0.04)      (0.04)           (0.03)
                                               -------       -------      -------     -------     -------          -------
Net Asset Value End of Period                  $  1.00       $  1.00       $ 1.00     $  1.00     $  1.00          $  1.00
                                               =======       =======      =======     =======     =======          =======
Total Return(D)                                   2.81%(B)      4.80%       5.04%        4.11%       3.94%            2.95%(B)
Net Assets End of Period (in thousands)        $21,833       $32,863      $10,147     $ 5,980     $ 1,344          $   394
Ratio of Expenses to Average Net Assets           0.61%(A)      0.60%        0.64%       1.55%       1.55%            1.55%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        0.61%(A)      0.60%        0.64%       1.79%       1.73%            1.88%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               5.59%(A)      4.86%        4.91%       4.09%       3.85%            4.23%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                   5.59%(A)      4.86%        4.91%       3.85%       3.68%            3.90%(A)

                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
116
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                      (Unaudited)    Year Ended December 31,  For the Period
                                                                    Six Months Ended ---------------------        5/1/97
Enterprise Money Market Fund (Class C)                               June 30, 2000      1999       1998      through 12/31/97
------------------------------------------------------------------- ----------------- ---------- ---------- -----------------
Net Asset Value Beginning of Period                                      $  1.00      $  1.00    $  1.00         $  1.00
                                                                         -------      -------    -------         -------
Net Investment Income (Loss)                                                0.03(F)      0.05(F)    0.05            0.02
                                                                         -------      -------    -------         -------
Total from Investment Operations                                            0.03         0.05       0.05            0.02
                                                                         -------      -------    -------         -------
Dividends from Net Investment Income                                       (0.03)       (0.05)     (0.05)          (0.02)
                                                                         -------      -------    -------         -------
Total Distributions                                                        (0.03)       (0.05)     (0.05)          (0.02)
                                                                         -------      -------    -------         -------
Net Asset Value End of Period                                            $  1.00      $  1.00    $  1.00         $  1.00
                                                                         =======      =======    =======         =======
Total Return(D)                                                             2.81%(B)     4.80%      5.04%           2.86%(B)
Net Assets End of Period (in thousands)                                  $ 8,191      $ 7,296    $ 4,680         $ 1,021
Ratio of Expenses to Average Net Assets                                     0.61%(A)     0.59%      0.63%           1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           0.61%(A)     0.59%      0.63%           1.85%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 5.59%(A)     4.76%      4.90%           4.15%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  5.59%(A)     4.76%      4.90%           3.85%(A)




                                                                       (Unaudited)    Year Ended December 31,  For the Period
                                                                     Six Months Ended ---------------------      7/17/97
Enterprise Money Market Fund (Class Y)                                June 30, 2000     1999       1998     through 12/31/97
------------------------------------------------------------------- ----------------- ---------- ---------- -----------------
Net Asset Value Beginning of Period                                      $  1.00       $ 1.00     $ 1.00         $  1.00
                                                                         -------       ------     ------         -------
Net Investment Income (Loss)                                                0.03(F)      0.05(F)    0.05            0.02
                                                                         -------       ------     ------         -------
Total from Investment Operations                                            0.03         0.05       0.05            0.02
                                                                         -------       ------     ------         -------
Dividends from Net Investment Income                                       (0.03)       (0.05)     (0.05)          (0.02)
                                                                         -------       ------     ------         -------
Total Distributions                                                        (0.03)       (0.05)     (0.05)          (0.02)
                                                                         -------       ------     ------         -------
Net Asset Value End of Period                                            $  1.00       $ 1.00     $ 1.00         $  1.00
                                                                         =======       ======     ======         =======
Total Return                                                                2.81%(B)     4.80%      5.04%           2.31%(B)
Net Assets End of Period (in thousands)                                  $ 2,506       $3,477     $3,413         $ 2,700
Ratio of Expenses to Average Net Assets                                     0.61%(A)     0.59%      0.65%           0.70%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           0.61%(A)     0.59%      0.65%           0.95%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 5.59%(A)     4.72%      4.92%           4.96%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  5.59%(A)     4.72%      4.92%           4.71%(A)

(A)  Annualized.
(B)  Not annualized.
(C)  Total return does not include one time sales charge.
(D)  Total return does not include contingent deferred sales charge.
(E)  Ratio includes expenses paid indirectly.
(F)  Based on average monthly shares outstanding for the period.
(G)  Less than $0.01 per share.

                       See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.
                                                                             117
--------------------------------------------------------------------------------

                         Notes to Financial Statements
                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


1. Organization

The Enterprise Group of Funds, Inc. ("EGF") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Internet, International Internet (commenced operations on June 30, 2000), Global Financial Services, Managed, Balanced, High-Yield Bond, Government Securities, Tax-Exempt Income and Money Market Funds.

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market Fund) are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum contingent sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

On June 30, 2000, EGF added the International Internet Fund. The fund commenced with a beginning NAV for each class of $10.00 per share. At June 30, 2000 the net assets totaled $13,896,325 as follows:


                          Class A      $5,660,736
                          Class B       5,798,390
                          Class C       1,790,168
                          Class Y         647,031

At June 30, 2000 the assets of the fund referred to above consisted of cash of $1,000,000 and receivable for fund shares sold of $12,896,325, and the closing NAV per share for each class remained at $10.00. These net assets represented total subscriptions through June 30, 2000; there were no redemptions.


2. Significant Accounting Policies

Valuation of Investments -- Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.


                      THE ENTERPRISE Group of Funds, Inc.
118
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Special Valuation Risks -- Foreign denominated assets held by the International Growth, International Internet and Global Financial Services Funds may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of its investment program, the Government Securities Fund invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which the High-Yield Bond Fund may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Repurchase Agreements -- Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, U.S. Government securities whose market value is at least equal to the repurchase price.

Written Options -- When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. The risk associated with writing call options is that the fund may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of its investment program, EGF may enter into futures contracts (up to prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into future contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices as well as interest rates.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                             119
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth, International Internet and Global Financial Services Funds whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. These funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Foreign Currency Contracts -- As part of each fund's investment program, the International Growth, International Internet and Global Financial Services Funds utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized daily for both financial and tax purposes.

Expenses -- Each fund and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of EGF. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Income Taxes -- No provision for Federal income or excise taxes is required, because EGF intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions -- Distributions of capital gains from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from investment income of the Equity Funds as well as the Managed and Balanced Funds are declared and paid at least annually. Dividends from investment income for the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.


3. Transactions with Affiliates

The funds are charged management fees by Enterprise Capital Management, Inc. ("ECM") for furnishing management and administrative services. ECM has contractually agreed to limit the funds' expenses through May 1, 2001, to the expense ratios noted below. Enterprise Fund Distributors, Inc. ("EFD"), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The management fee,


                      THE ENTERPRISE Group of Funds, Inc.
120
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

distribution fee, and maximum expense amounts are currently equal to the following annual percentage of average daily net assets for each class of shares:

                             Management Fee             Distribution Fee                       Maximum Expense Amount
                            ---------------- --------------------------------------- -------------------------------------------
Fund                                              A          B          C        Y        A          B          C          Y
----                                         ---------- ---------- ---------- ------ ---------- ---------- ---------- ----------
Multi-Cap Growth               1.00%            0.45%      1.00%      1.00%      none   1.85%      2.40%      2.40%      1.40%
Small Company Growth           1.00%            0.45%      1.00%      1.00%      none   1.85%      2.40%      2.40%      1.40%
Small Company Value            0.75%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Growth                         0.75%            0.45%      1.00%      1.00%      none   1.60%      2.15%      2.15%      1.15%
Capital Appreciation           0.75%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Equity                         0.75%            0.45%      1.00%      1.00%      none   1.60%      2.15%      2.15%      1.15%
Growth and Income              0.75%            0.45%      1.00%      1.00%      none   1.50%      2.05%      2.05%      1.05%
Equity Income                  0.75%            0.45%      1.00%      1.00%      none   1.50%      2.05%      2.05%      1.05%
International Growth           0.85%            0.45%      1.00%      1.00%      none   2.00%      2.55%      2.55%      1.55%
Internet                       1.00%            0.45%      1.00%      1.00%      none   1.90%      2.45%      2.45%      1.45%
International Internet         1.00%            0.45%      1.00%      1.00%      none   1.90%      2.45%      2.45%      1.45%
Global Financial Services      0.85%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Managed                        0.75%            0.45%      1.00%      1.00%      none   1.50%      2.05%      2.05%      1.05%
Balanced                       0.75%            0.45%      1.00%      1.00%      none   1.40%      1.95%      1.95%      0.95%
High-Yield Bond                0.60%            0.45%      1.00%      1.00%      none   1.30%      1.85%      1.85%      0.85%
Government Securities          0.60%            0.45%      1.00%      1.00%      none   1.30%      1.85%      1.85%      0.85%
Tax-Exempt Income              0.50%            0.45%      1.00%      1.00%      none   1.10%      1.65%      1.65%      0.65%
Money Market                   0.35%             none       none       none      none   0.70%      0.70%      0.70%      0.70%

For the Managed Fund, the maximum expense amounts for each class were as follows prior to April 10, 2000: A) 1.75% B) 2.30% C) 2.30% and Y) 1.30%.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                             121
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of June 30, 2000:

Fund                              A            B           C            Y
--------------------------- ------------- ----------- ----------- -------------
Multi-Cap Growth             $1,797,600    $255,600    $255,400    $   625,657
Small Company Growth                 --          --          --         79,280
Small Company Value             238,662          --          --        248,927
Growth                          309,102          --          --     24,754,494
Capital Appreciation            246,905          --          --        321,365
Equity                        1,708,156          --          --        164,618
Growth and Income                    --          --          --        170,579
Equity Income                   193,755          --          --        107,942
International Growth          6,057,805          --          --     23,946,824
Internet                        155,848          --          --        713,630
International Internet          400,000     300,000     300,000        637,782
Global Financial Services        21,978          --          --      5,275,059
Managed                       3,080,591          --          --     53,345,518
Balanced                        737,800     105,000     105,200        107,131
High-Yield Bond                  90,775          --          --          8,664
Government Securities           321,300          --          --          2,127
Tax-Exempt Income                    --          --         990         46,069
Money Market                    145,110          --          --        255,656

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The management fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadviser. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Fund. For the six months ended June 30, 2000, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $207,574, with a related payable balance of $33,675 at June 30, 2000.

The portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of The MONY Group Inc., was $10,877,961 for the six months ended June 30, 2000. The portion of sales charges paid to EFD was $1,597,475 for the six months ended June 30, 2000.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the six months ended June 30, 2000, EFD incurred service fees of $1,241,402 payable to MONY Securities Corporation.

For the six months ended June 30, 2000, the funds paid brokerage commissions to affiliates as follows:

               Fund                           Commissions
               ----                           -----------
               Multi-Cap Growth                 $ 99,262
               Small Company Value               257,390
               Capital Appreciation                6,849
               Equity Income                       3,060
               Internet                          122,119
               Global Financial Services           8,536
               Managed                            42,671
               Balanced                              204

                      THE ENTERPRISE Group of Funds, Inc.
122
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. Financial Instruments

As part of each fund's investment program, the International Growth, International Internet and Global Financial Services Funds utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds will enter into forward contracts only for hedging purposes. The funds may be required to set aside liquid assets in a segregated custodial account to collateralize their obligations. At June 30, 2000, the funds had entered into various forward currency exchange contracts under which they are obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at June 30, 2000 are as follows:


International Growth Fund

 Settlement
    Date                        Purchases                      Net Unrealized
-----------   ---------------------------------------------    Appreciation/
                     Receive                 Deliver           (Depreciation)
              ---------------------   ---------------------   ---------------
   7/27/00    EUR      14,000,000     USD      13,022,800       $  366,777
    8/2/00    CHF       6,500,000     USD       3,884,075          113,544
   8/22/00    JPY     660,000,000     USD       6,586,826         (306,739)
                                                                ----------
                                                                   173,582
                                                                ----------
                                   Sales
              -------------------------------------------
                   Receive                  Deliver
              -------------------     -------------------
   7/27/00    USD      12,931,450     EUR      14,000,000         (458,127)
   8/02/00    USD       3,791,635     CHF       6,500,000         (205,984)
   8/22/00    USD       8,755,187     GBP       5,900,000         (180,866)
   8/22/00    USD       6,133,829     JPY     660,000,000         (146,258)
                                                                ----------
                                                                  (991,235)
                                                                ----------
                                                                $ (817,653)
                                                                ==========

Global Financial Services Fund

 Settlement
    Date                           Sales                        Net Unrealized
------------   ---------------------------------------------    Appreciation/
                     Receive                 Deliver            (Depreciation)
               --------------------   ----------------------   ---------------
  09/21/00     USD        189,756     AUD          315,000        $  1,103
  09/21/00     USD         57,751     HKD          450,000             (16)
  09/21/00     USD      1,046,831     JPY      109,700,000          (2,499)
  09/21/00     USD        116,604     SGD          200,000            (283)
                                                                  --------
                                                                  $ (1,695)
                                                                  ========

As part of their investment program, the funds may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and


                      THE ENTERPRISE Group of Funds, Inc.
                                                                             123
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(4) the fact that the success or failure of these transactions for the fund depends on the ability of the subadviser to predict movements in stock, bond, and currency prices as well as interest rates. There were no open futures contracts at June 30, 2000.

For the six months ended June 30, 2000, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                 U.S. Government              Other Investment
                                   Obligations                   Securities
                            -------------------------  -----------------------------
Fund                          Purchases      Sales        Purchases        Sales
--------------------------- ------------  -----------  -------------   -------------
Multi-Cap Growth                      --           --   $251,556,449    $ 78,334,145
Small Company Growth                  --           --     52,600,560      20,131,241
Small Company Value                   --           --    129,707,666      96,534,695
Growth                                --           --    622,423,322     634,845,090
Capital Appreciation                  --           --    251,045,756     171,804,845
Equity                                --           --     26,422,968       3,965,717
Growth and Income                     --           --     41,192,850       6,345,061
Equity Income                         --           --     17,978,065      37,141,631
International Growth                  --           --     60,254,373      36,117,931
Internet                              --           --    460,612,065     213,094,326
International Internet                --           --             --              --
Global Financial Services             --           --     12,371,232       2,477,680
Managed                               --           --     38,231,770      98,823,997
Balanced                     $   428,526   $  563,462      4,159,820       2,082,909
High-Yield Bond                  751,641      497,578     32,798,142      38,829,674
Government Securities         11,174,169    7,117,153             --         403,521
Tax-Exempt Income                     --           --      1,016,260       2,649,978

5. Written Options

When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. The risk associated with writing call options is that the fund may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

Transactions in call options written for the six months ended June 30, 2000, were as follows:



                                                         Number of    Premiums
                                                         Contracts    Received
                                                        ----------- ------------
Growth and Income Fund
Outstanding call options written at December 31, 1999        30      $  20,224
Options written                                              10         22,074
Options exercised                                           (30)       (20,224)
                                                            ---      ---------
Outstanding call options written at June 30, 2000            10      $  22,074
                                                            ===      =========


                      THE ENTERPRISE Group of Funds, Inc.
124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. Borrowings

EGF, and another mutual fund under common control, are parties to a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. At June 30, 2000, there were no loans outstanding. There were no funds that had outstanding balances at any time during the six months ended June 30, 2000.


7. Capital Share Transactions

At June 30, 2000, each fund has 8,800,000,000 authorized shares at $.10 par value. The following tables summarize the capital share activity:



                                                                 Small Company Growth            Small Company Value
                                    Multi-Cap Growth Fund                Fund                           Fund
                                ----------------------------- --------------------------- ---------------------------------
                                                   For the
                                  Year-to-date      Period     Year-to-date   Year Ended    Year-to-date      Year Ended
                                    June 30,      7/1/99 to      June 30,      Dec. 31,       June 30,         Dec. 31,
                                      2000         12/31/99        2000          1999           2000             1999
                                --------------- ------------- ------------- ------------- ---------------- ----------------
Class A
Shares sold                        5,579,063      3,743,529       713,807       414,720       13,307,802       16,485,323
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions             --         45,721         5,058            --          278,829        1,098,458
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (880,914)       (207,755)     (330,942)     (207,992)     (11,664,835)     (11,810,385)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            4,698,149      3,581,495       387,923       206,728        1,921,796        5,773,396
---------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                        5,759,758      2,994,506       516,030       380,608        2,389,869        5,140,797
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions             --         40,251         5,591            --          209,585          841,748
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (409,409)       (125,978)      (73,534)     (169,449)      (1,719,498)      (2,075,975)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            5,350,349      2,908,779       448,087       211,159          879,956        3,906,570
---------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                        2,434,239      1,048,063       156,591       103,499        1,755,190        2,945,424
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions             --         12,907         1,353            --           83,785          289,171
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (314,170)        (48,819)      (48,765)      (73,035)        (631,797)        (863,222)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            2,120,069      1,012,151       109,179        30,464        1,207,178        2,371,373
---------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                           24,614         55,663         7,567        28,157           99,862           55,844
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions             --            404         1,690            --            1,248            4,937
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (9,860)         (9,466)      (22,752)     (153,968)         (19,446)         (24,194)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)               14,754         46,601       (13,495)     (125,811)          81,664           36,587
---------------------------------------------------------------------------------------------------------------------------
Total net increase (decrease)     12,183,321      7,549,026       931,694       322,540        4,090,594       12,087,926
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            Growth Fund               Capital Appreciation Fund            Equity Fund
                                 --------------------------------- ------------------------------- -----------------------------
                                   Year-to-date      Year Ended       Year-to-date     Year Ended     Year-to-date   Year Ended
                                     June 30,         Dec. 31,          June 30,        Dec. 31,        June 30,      Dec. 31,
                                       2000             1999              2000            1999            2000          1999
                                 ---------------- ----------------  --------------- ---------------  ------------- -------------
Class A
Shares sold                          31,233,738       37,894,541        3,115,504       2,925,321      2,032,737       533,352
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions         1,761,130        2,202,180          625,688         496,834         13,289        37,148
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                     (32,619,394)     (27,727,480)      (2,463,123)     (2,943,920)      (342,966)     (490,608)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 375,474       12,369,241        1,278,069         478,235      1,703,060        79,892
--------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                           4,966,072       14,507,898        1,094,608         557,649      1,770,229       741,920
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions         1,169,930        1,523,703          220,809         113,247         20,879        64,727
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (3,729,258)      (3,633,294)        (177,164)       (162,851)      (342,299)     (569,548)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)               2,406,744       12,398,307        1,138,253         508,045      1,448,809       237,099
--------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                           2,876,533        7,025,356          500,126         167,180        667,899       216,111
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           433,111          541,793           57,667          16,893          4,161        12,309
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (1,863,580)      (1,742,477)         (74,714)        (60,387)       (41,809)     (163,166)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)               1,446,064        5,824,672          483,079         123,686        630,251        65,254
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                             901,919        1,393,412            6,074           5,107         13,668        13,859
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           108,139          126,526            1,239             791            187           599
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                        (599,812)        (887,052)          (1,504)         (2,057)        (4,042)       (1,030)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 410,246          632,886            5,809           3,841          9,813        13,428
--------------------------------------------------------------------------------------------------------------------------------
Total net increase (decrease)         4,638,528       31,225,106        2,905,210       1,113,807      3,791,933       395,673
--------------------------------------------------------------------------------------------------------------------------------

                                      Growth and Income Fund        Equity Income Fund         International Growth Fund
                                    --------------------------- --------------------------- -------------------------------
                                     Year-to-date   Year Ended    Year-to-date   Year Ended     Year-to-date   Year Ended
                                       June 30,      Dec. 31,       June 30,      Dec. 31,        June 30,      Dec. 31,
                                         2000          1999           2000          1999            2000          1999
                                    ------------- -------------  ------------- -------------  ------------- ---------------
Class A
Shares sold                           1,028,227     1,867,895        509,903       603,220      2,836,643       1,747,130
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions               138           281        132,627       183,831         25,388         215,231
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                        (653,354)     (737,784)      (963,344)     (871,866)    (2,498,602)     (1,829,143)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 375,011     1,130,392       (320,814)      (84,815)       363,429         133,218
---------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                             851,447     1,419,461        168,111       635,419        451,109         390,802
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                --           271         49,991        66,284         11,106          89,994
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                        (181,899)     (224,593)      (350,336)     (329,347)      (112,239)       (337,049)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 669,548     1,195,139       (132,234)      372,356        349,976         143,747
---------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                             159,737       342,069         93,174       303,799        352,444         135,340
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                --            51         10,029        13,871          2,596          20,162
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                         (72,484)     (144,613)      (141,559)     (186,365)      (222,244)        (97,232)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  87,253       197,507        (38,356)      131,305        132,796          58,270
---------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                              12,220        74,057            159         1,888        774,704         675,943
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                --            62             36            79         10,529          82,195
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed                         (31,303)     (262,781)        (1,077)         (568)      (496,740)       (596,108)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (19,083)     (188,662)          (882)        1,399        288,493         162,030
---------------------------------------------------------------------------------------------------------------------------
Total net increase (decrease)         1,112,729     2,334,376       (492,286)      420,245      1,134,694         497,265
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.
126
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  International    Global Financial Services
                                          Internet Fund            Internet Fund               Fund
                                 -------------------------------  --------------- ------------------------------
                                   Year-to-date   For the Period   For the Period   Year-to-date     Year Ended
                                     June 30,      of 7/1/99 to    of 6/30/00 to      June 30,        Dec. 31,
                                       2000          12/31/99         6/30/00           2000            1999
                                 --------------- ---------------  --------------- ---------------  -------------
Class A
Shares sold                          4,099,848      4,095,377          566,074        2,379,208      1,033,478
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           14,572         36,343               --            3,496         23,992
----------------------------------------------------------------------------------------------------------------
Shares redeemed                     (1,551,757)      (371,106)              --       (1,155,652)      (364,764)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)              2,562,663      3,760,614          566,074        1,227,052        692,706
----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                          3,867,193      3,725,767          579,839          808,368        847,428
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           14,357         32,606               --            4,605         18,933
----------------------------------------------------------------------------------------------------------------
Shares redeemed                       (783,569)      (372,516)              --         (322,424)      (196,340)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)              3,097,981      3,385,857          579,839          490,549        670,021
----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                          1,416,071      1,221,366          179,017          134,912        152,563
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions            4,901          9,595               --              357          3,194
----------------------------------------------------------------------------------------------------------------
Shares redeemed                       (321,241)      (110,860)              --          (67,409)       (62,720)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)              1,099,731      1,120,101          179,017           67,860         93,037
----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                             20,290         73,967           64,703           12,501         16,494
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions              123            314               --            2,756         31,864
----------------------------------------------------------------------------------------------------------------
Shares redeemed                        (24,323)       (30,880)              --           (6,644)        (9,990)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (3,910)        43,401           64,703            8,613         38,368
----------------------------------------------------------------------------------------------------------------
Total net increase (decrease)        6,756,465      8,309,973        1,389,633        1,794,074      1,494,132
----------------------------------------------------------------------------------------------------------------

                                         Managed Fund                    Balanced Fund                High-Value Bond Fund
                                ------------------------------- -------------------------------- -------------------------------
                                  Year-to-date     Year Ended    Year-to-date  For the Period of   Year-to-date     Year Ended
                                    June 30,        Dec. 31,       June 30,        7/1/99 to         June 30,        Dec. 31,
                                      2000            1999           2000          12/31/99            2000            1999
                                --------------- --------------- ------------- ------------------ --------------- ---------------
Class A
Shares sold                           965,203       3,256,841       603,427         956,176            593,071       1,504,768
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions       1,270,128       1,376,144        10,746           3,153            188,129         399,065
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (4,223,177)     (7,593,627)     (387,749)        (34,672)        (1,089,975)     (2,377,293)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            (1,987,846)     (2,960,642)      226,424         924,657           (308,775)       (473,460)
--------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                           854,860       2,969,971       384,411         864,523            383,053       1,169,333
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions       1,396,861       1,373,221        10,555           2,120             97,993         196,528
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (4,095,729)     (5,336,108)     (155,606)        (41,908)          (647,960)     (1,107,938)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            (1,844,008)       (992,916)      239,360         824,735           (166,914)        257,923
--------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                           173,360         461,536       103,108         140,623             28,629         539,367
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions          98,733          93,624         1,944             278             19,010          34,450
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (390,807)       (724,909)      (14,286)         (9,873)          (221,803)       (418,971)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)              (118,714)       (169,749)       90,766         131,028           (174,164)        154,846
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                           303,230       1,675,893            39          20,279              4,056          24,934
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions         762,250         845,239             4               2              5,023          15,035
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (2,464,662)     (3,190,654)           --              --             (5,544)       (109,158)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            (1,399,182)       (669,522)           43          20,281              3,535         (69,189)
--------------------------------------------------------------------------------------------------------------------------------
Total net increase (decrease)      (5,349,750)     (4,792,829)      556,593       1,900,701           (646,318)       (129,880)
--------------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             127
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  Government Securities Fund       Tax-Exempt Income Fund              Money Market Fund
                                ------------------------------- ----------------------------- -----------------------------------
                                  Year-to-date     Year Ended    Year-to-date    Year Ended      Year-to-date       Year Ended
                                    June 30,        Dec. 31,       June 30,       Dec. 31,         June 30,          Dec. 31,
                                      2000            1999           2000           1999             2000              1999
                                --------------- --------------- ------------- --------------- ----------------- -----------------
Class A
Shares sold                         2,896,460       4,404,258       155,982         937,406       904,626,209       902,291,310
---------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions         137,590         271,155        27,008          63,753         5,257,106         7,522,610
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (3,357,078)     (4,201,338)     (317,644)     (1,021,567)     (915,102,405)     (845,900,561)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)              (323,028)        474,075      (134,654)        (20,408)       (5,219,090)       63,913,359
---------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                           498,631       1,733,066        83,421         249,210        29,393,910        63,366,742
---------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions          63,729         112,198         5,817          12,995           599,287           893,135
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (746,783)       (892,116)     (111,062)       (144,009)      (41,023,113)      (41,544,633)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)              (184,423)        953,148       (21,824)        118,196       (11,029,916)       22,715,244
---------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                           283,163         431,058         7,893         117,527        19,515,428        27,978,256
---------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions          10,927          17,583         1,995           3,992           189,588           284,855
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (188,046)       (226,168)      (52,759)        (44,618)      (18,810,464)      (25,647,018)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)               106,044         222,473       (42,871)         76,901           894,552         2,616,093
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                            78,481          55,429             9               5           144,691         1,314,799
---------------------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions          17,401          34,729            --              65            63,199           148,465
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                       (22,599)       (152,729)       (1,250)             --        (1,178,682)       (1,398,749)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                73,283         (62,571)       (1,241)             70          (970,792)           64,515
---------------------------------------------------------------------------------------------------------------------------------
Total net increase (decrease)        (328,124)      1,587,125      (200,590)        174,759       (16,325,246)       89,309,211
---------------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE Group of Funds, Inc.
128
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. Tax Basis Unrealized Gain (Loss) of Investments and Distributions

At June 30, 2000, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                                 Unrealized
                                               Unrealized       Unrealized           Net
Fund                            Tax Cost          Gain            (Loss)         Gain (Loss)
----                        ---------------- -------------- ----------------- ----------------
Multi-Cap Growth             $  238,778,318   $ 35,416,994   $  (18,171,703)   $  17,245,291
Small Company Growth             71,687,362     23,317,699      (10,620,425)      12,697,274
Small Company Value             314,458,681     39,913,663      (39,308,406)         605,257
Growth                        2,095,213,025    409,770,568     (107,052,893)     302,717,675
Capital Appreciation            252,651,965     49,119,106      (15,219,919)      33,899,187
Equity                           47,974,407      7,676,817         (680,448)       6,996,369
Growth and Income               169,424,180     67,825,651      (12,120,500)      55,705,151
Equity Income                   119,559,683     26,864,614       (6,715,157)      20,149,457
International Growth            101,950,460     18,880,247       (7,139,507)      11,740,740
Internet                        362,828,792     76,380,007      (26,380,204)      49,999,803
International Internet                   --             --               --               --
Global Financial Services        26,082,418      1,820,795       (2,876,902)      (1,056,107)
Managed                         280,606,497     35,141,043      (21,560,582)      13,580,461
Balanced                         12,589,258        811,145         (457,700)         353,445
High-Yield Bond                 109,175,657        735,704      (12,068,798)     (11,333,094)
Government Securities           129,488,567         75,860       (4,938,587)      (4,862,727)
Tax-Exempt Income                27,131,081        310,485         (509,954)        (199,469)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 1999, the following funds had net capital loss carryforwards for federal tax purposes of:



                                                      Expiring
              Fund                         Balance    Through
              ----                      ------------ ----------
              Growth and Income          $  821,073     2007
              High-Yield Bond             3,117,222     2007
              Government Securities       3,844,247     2004
              Money Market                   14,661     2007



                      THE ENTERPRISE Group of Funds, Inc.
                                                                             129
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS










                                   Directors


                                 Victor Ugolyn
                             Chairman and Director


        Arthur T. Dietz                               Arhtur Howell
          Director                                      Director


        William A. Mitchell, Jr.                      Lonnie H. Pope
              Director                                   Director


        Samuel J. Foti                                Michael I. Roth
          Director                                       Director








                                    Officers


                                 Victor Ugolyn
                     President and Chief Executive Officer


                                Phillip G. Goff
                                 Vice President


        Herbert M. Williamson                         Catherine R. McClellan
            Treasurer and                                   Secretary
          Assistant Secretary

                               Investment Advisor
                      Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022


                                  Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022
                                 1-800-432-4320


                                   Custodian
                       State Street Bank and Trust Company
                                   Boston, MA


                                 Transfer Agent
                     National Financial Data Services, Inc.
                               330 W. 9th Street
                             Kansas City, MO 64105
                            Telephone: 1-800-368-3527


                            Independent Accountants
                           PricewaterhouseCoopers LLP
                                Philadelphia, PA


                      Member-Investment Company Institute


                              [GRAPHIC] Enterprise
                                 Group of Funds
                   INVEST WITH THE PROS THE PROFESSIONALS USE
                                 1-800-432-4320
                              www.enterprise.com


 This report is not to be used in connection with the offering of shares of the funds unless accompanied or preceded by an effective prospectus.